[LOGO OF KENT FUNDS]

KENT FUNDS

Semi-Annual
---------------
         Report
---------------

JUNE 30, 2000

                                       EQUITY FUNDS

                                       Kent Growth and Income Fund

                                       Kent Index Equity Fund

                                       Kent Large Company Growth Fund

                                       Kent Small Company Growth Fund

                                       Kent International Growth Fund


                                       BOND FUNDS

                                       Kent Income Fund

                                       Kent Intermediate Bond Fund

                                       Kent Short Term Bond Fund


                                       MUNICIPAL BONDS FUNDS

                                       Kent Tax-Free Income Fund

                                       Kent Intermediate Tax-Free Fund

                                       Kent Michigan Municipal Bond Fund


                                       MONEY MARKET FUNDS

                                       Kent Money Market Fund

                                       Kent Government Money Market Fund

                                       Kent Michigan Municipal Money Market Fund

                                                 [LOGO Message to Shareholders]

Dear Kent Funds Shareholder:

 Following is the Semi-Annual Report for the Kent Funds for the six months ended June 30, 2000. The report contains the following features:

 . Economic Outlook by Joseph T. Keating, Chief Investment Officer, Lyon
   Street Asset Management Company

 . Portfolio Reviews -- investment strategy, performance overview and outlook for the coming months for each of the Kent Funds

 . Schedules of Portfolio Investments -- summary of the holdings in each Fund by industry

 . Statements of Assets and Liabilities -- summary of the assets and liabilities of each Fund

 . Statements of Operations -- summary of operations and its effect on the assets of each Fund

 . Statements of Changes in Net Assets -- summary of changes in net assets during the period

 . Notes to Financial Statements

 . Financial Highlights -- per share summary of activity affecting net asset value

 We appreciate the confidence you have placed in us and continue to focus on providing our shareholders with good value and attractive potential for growth. If you have any questions about your investments after reading this report, please call the Kent Funds Shareholder Servicing Center at 1-800-633-KENT (5368) between the hours of 8:00 a.m. and 9:00 p.m. EST.

 We remain committed to sound investment principles and to providing you with useful information that can help you make the most of your investments.

Sincerely,



/s/ James F. Duca, II

James F. Duca, II
President


 Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Old Kent Bank or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal. There can be no assurance that the money market funds will be able to sustain a stable net asset value of $1.00 per share.


This report is submitted for the general information of shareholders of the Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the Funds, which contains more information concerning the Funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is Kent Funds Distributors, Inc.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

                                                               Economic Outlook

I.REAL ECONOMIC ACTIVITY

A.  A Slowdown? Yes!

 The second quarter report on economic activity in the U.S. economy had some-thing in it for everyone. The headline number of real gross domestic product
(GDP)/1/ growing at a 5.2 percent annual rate was well ahead of the consensus outlook for growth in the 3.5 to 4.0 percent range and above the first quar-ter's 4.8 percent growth rate. This number played into the hands of those ana-lysts who believe little, if any, moderation in the economy's forward momentum has resulted from the thirteen month-long campaign to tighten monetary policy by the Federal Reserve. It raised the likelihood of another interest rate hike at the next meeting of the Federal Open Market Committee on August 22, and even led some analysts to worry about another rate hike in October in the midst of the presidential election campaign.

 Digging into the second quarter figures, however, signs of a slowing in the economy's growth rate are evident; along with two events that gave a temporary boost to the economy during the second quarter. Consumer spending, the largest component of the GDP, slowed to a more moderate 3.0 percent growth rate, fol-lowing a much stronger 7.6 percent gain in the first quarter and was the slow-est quarterly growth pace in three years. A $21 billion higher rate of busi-ness inventory accumulation added almost a full percentage point to the economy's growth rate last quarter. A large part of it was likely involuntary as the $24.6 billion increase in inventories at the retail level coincided with the slowdown in consumer spending.
 Likewise, a 17.5 percent surge in federal government spending accounted for a full percentage point of the 5.2 percent second quarter growth rate and is hardly the type of spending growth being budgeted by the federal government. We believe the jump at the federal level was largely the result of hiring tem-porary census workers and an acceleration in the procurement of motor vehi-cles. In our opinion, removing those two special items from the data brings the economy's growth rate last quarter into the 3.0 to 3.5 percent area, which is a growth rate below what was the consensus outlook.

B.  Consumer Spending More in Line with Income Growth.

 While the slower pace of consumer spending was led by a 3.9 percent drop in outlays for durable goods, the moderation in consumer outlays was across the board. Spending finally came back into line with income growth (real dispos-able personal income advanced at a 3.4 per


                                    [GRAPH]

                                                         Year 2000
                                                     ------------------
Economic Activity                                      1Q          2Q
-----------------                                    ------      ------
Personal Consumption Expenditures*                     7.6%        3.0%
Residential Construction Outlays*                      3.2%        3.9%
Business Capital Spending*                            21.0%       19.1%
Fedral Government Outlays*                           -14.2%       17.5%
* Annualized

-------------------------------------------------------------------------------
/1/Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Lyon Street Asset Management Company and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

cent annual rate) after consistently exceeding it for eight consecutive quar-ters. The prior exuberance in consumer spending was largely fueled by the wealth generated by the stock market's extraordinary gains over the past few years. We feel the downturn in common stock prices during the second quarter and the dramatic rise in volatility has left consumers feeling less wealthy and less confident about future stock market gains. This caused the wealth effect on consumption to wane and we expect this more dampened effect to lin-ger. In addition, rising debt burdens finally may be helping to slow consumer spending, with the ratio of consumer debt repayments to income at 13.6 percent in the first quarter being the highest in twelve years.

                                  [GRAPH]
                            Consumer Spending+
                             1Q       2Q

Durable Goods* 200          23.6%    -3.9%
Nondurable Goods* 2000       6.0%     3.5%
Services* 2000               5.2%     4.2%
*Annualized
C.  Housing Rolls Over.

 The 3.9 percent gain in residential construction outlays last quarter at first glance seemed very much at odds with other recent reports on housing activity. These releases showed housing starts and building permits more than fourteen percent below their peaks reached at the turn of the year and new home sales more than eleven percent below their peak level late last year. Looking inside the number, however, reveals that all of the advance in housing outlays was contained in the home addition/remodeling category and that out-lays on single and multifamily units actually fell slightly. The almost two percentage point rise in mortgage rates since late 1998 is having an impact on housing activity, along with the dampened wealth effect from the recent tur-moil in the equity market.

                                    [GRAPH]
               Single-Family Housing Starts and Building Permits+
           Housing Starts     Building Permits
Oct 99         1,343               1,204
               1,344               1,238
Dec 99         1,441               1,266
               1,361               1,317
Feb 00         1,324               1,223
               1,327               1,238
Apr 00         1,310               1,164
               1,254               1,150
Jun 00         1,214               1,114

                                                               Economic Outlook


D. Productivity Search Continues to Drive Business Capital Spending.

 Business capital spending continues to lead the economy's growth rate, with structure outlays up at a 13.0 percent rate and equipment purchases growing at a 21.0 percent pace. Within the equipment sector, information processing equipment and software--high tech business capital spending--surged at a 31.3 percent annual rate. Nearly thirty-eight percent of the increase in real GDP came from business spending on computers and software, even though those prod-ucts make up just 7.2 percent of the economy's total output.

                                  [GRAPH]

                        Business Capital Spending+
                           Second Quarter 2000*
Business Capital Spending     19.1%
Equipment and Software        21.0%
Information Processing
Equipment and Software        31.3%
Industrial Equipment          16.5%
Structures                    13.0%
*Annualized

 Businesses have little leeway to pass along higher labor and material costs to their customers due to the low inflation environment within which Corporate America continues to operate. This has heightened the focus of managements on improving efficiency and productivity through massive investments in high technology equipment in order to grow earnings. The computer and software sec-tor has grown at an 18.9 percent compound annual rate over the past nine and a quarter years, compared to a 3.1 percent growth rate for the remainder of the economy. Based on these dramatically different relative growth rates, the high technology sector of the economy has grown from 2.0 percent of the economy in 1991 to 7.2 percent today.
 We believe technology is rapidly becoming the single most important charac-teristic that will differentiate companies in the future. It is our view that the most successful companies are those that understand the power of the new technologies, that adapt them to their particular corporate purposes, and that integrate the new technologies most rapidly into their organizations to improve their competitive positions. The Internet-driven phase of this spend-ing boom is just beginning. Corporations are scrambling to reap the efficiency gains from business-to-business e-commerce networks (bringing technology to bear on the procurement or supply-chain management function) that barely existed just six months ago.

E.  More Moderate Growth Rate Will Lead to Even Longer Expansion.

 Our review of the second quarter real GDP data shows an economy that is defi-nitely slowing, particularly when one considers the slowdown in consumer spending, the rollover in the housing market, and the nonrecurring special items that boosted the economy's growth rate by two percentage points. The composition of growth returned to a much healthier mix: much less consumer spending and persistent strength in business capital spending, particularly for computers and software. We believe high technology-led growth, given the age of this expansion, is very favorable as it expands the economy's capacity to produce and raises the economy's speed limit for noninflationary growth. In our opinion the wealth effect on consumer spending and housing outlays is wan-ing and the lagged effects from the increases in interest rates earlier this year should continue to work their way through the economy during the next six to nine months. It continues to be our view that the Federal Reserve will suc-ceed in lengthening, not ending, the economic expansion and, with core infla-tion remaining low, that the tightening cycle is rapidly coming to a conclu-sion.

                                                                Economic Outlook


II. INFLATION

A.  Low Inflation Environment Alive and Well.

 The moderation in the economy's core growth rate last quarter was accompanied by continued low inflation readings. The self-reinforcing low inflation envi-ronment that has been in place over the course of this business expansion is alive and well based on the second quarter data.

                                    [GRAPH]
                          Inflation Rates+
                        Second Quarter 2000*
                             1Q 2000       2Q 2000
Gross Domestic Purchases       3.8%          2.2%
GDP less food and energy       2.8%          1.8%
Consumer Spending              3.5%          2.3%
Business Capital Spending      1.8%          1.4%
Housing Outlays                5.2%          2.2%
*Annualized
 Both the gross domestic purchases fixed weighted price index and its core measure less food and energy measured a lower inflation rate in the second quarter than in the first, as did all of the major sectors of the economy. The lower inflation rate cannot be easily explained away by oil prices as the aver-age price of oil in the first and second quarters was almost identical, within three cents of each other. Pricing power remains anemic and productivity gains continue to keep a lid on unit labor costs.
 We feel benign inflation has certainly been the hallmark of the current busi-ness expansion, save for the flare up in energy prices over the past year. In no small part, this is due to the strong growth in productivity arising from the explosion in business investment in high technology equipment, which so far has forestalled the emergence of serious inflationary pressures arising from the extremely tight labor market.

JOSEPH T. KEATING
President and Chief Investment Officer

+ The information contained herein is based on Commerce Department data released July 28, 2000.


                               INVESTMENT ADVISER

                      Lyon Street Asset Management Company
                              111 Lyon Street N.W.
                             Grand Rapids, MI 49503

Portfolio
Reviews

     Kent Growth and Income Fund
     By Allan J. Meyers
     Portfolio Manager


    4 star
  Morningstar
    rating
 (among 3,642
   domestic
 equity funds
 overall as of
   6/30/00)+
 The six-month period ended June 30, 2000 was characterized by strong economic growth, low inflation and volatility in the stock market. The Federal Reserve raised short-term interest rates a total of 100 basis points (1.0%) in an attempt to slow the economy and prevent inflation from rising. Those rate hikes were somewhat successful: retail sales growth ratcheted down, housing activity slowed, and consumer confidence began to ebb.

 Shares of technology companies surged during January and February, which helped fuel a 27% gain in the Nasdaq Composite Index/1/ during that time. In March, however, investors expressed concerns about the high valuations of such shares, and sent the index tumbling. The Nasdaq ended the period down slightly from the beginning of 2000.

 The Fund's Institutional and Investment Shares returned -1.97% and -2.07%, respectively, during the six months ended June 30, 2000. The Fund's benchmark, the Standard & Poor's 500 Stock Index, produced a -0.43% return during the same period.

Managing the Fund

 Two sectors performed especially well during the period: health care rose 24%, with companies such as Eli Lilly & Co. (1.00% of net assets) up 51% and Pfizer, Inc. (2.51%) up 48.5% posting especially strong gains. Utilities were up 15.7%, largely due to the rise in oil and natural gas prices. Despite significant vol-atility, technology stocks ended the period up 4.5%. The worst performing sec-tors included basic materials (down 29%) and consumer cyclicals (down 16%).*
                                  [GRAPH]
                        Kent Growth and Income Fund
                        Distribution of net assets*
                           As of June 30, 2000
Technology                         33.1%
Capital Goods                       7.8%
Consumer Staples                   10.3%
Consumer Cyclicals                  7.3%
Other                               4.6%
Communication Services              7.0%
Energy                              5.4%
Health                             11.7%
Financials                         12.8%

 During the period, we added positions in a number of stocks that offered strong growth potential - including Veritas Software (0.35% of assets), Corning Glass (0.59%), and Medtronics (0.34%). We also added to the Fund's position in Nextel (0.36%).*

Looking ahead

 Going forward, we expect the economy to grow at a moderate pace, with infla-tion and unemployment rates remaining low. The Federal Reserve will continue to keep a close eye on the economy and raise rates if necessary, although we do not expect to see significant increases in the coming months. We will look for opportunities in undervalued sectors of the market such as financial services, consumer cyclicals, and basic materials. We believe technology stocks with superior earnings growth also should continue to post above-average gains.
--------------------------------------------------------------------------------

/1/The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System-traded foreign common stocks and American Depositary Receipts.
*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 3 stars for the three-year period and 4 stars for the five-year period. It was rated among 3,642 and 2,328 domestic equity funds for the three- and five-year periods for the Investment and Institutional Class, respectively. The overall rating is a weighted average of the three- and five-year rating. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Growth and Income Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/1/92)
-------------------------------------------------------------------------------

One Year                 4.55%                4.32%
 ...............................................................................
Three Years             17.30%               17.02%
 ...............................................................................
Five Years              20.31%               20.02%
 ...............................................................................
Since Inception         17.70%               17.19%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index
                                 [GRAPH]
                        Institutional Class Shares
            Kent Growth       Standard &
            And Income        Poor's 500
        Fund Institutional      Stock
           Class Shares         Index
11/92         10,000            10,000
12/92         10,398            10,472
12/93         11,610            11,518
12/94         11,669            11,669
12/95         15,743            16,036
12/96         18,809            19,737
12/97         23,351            26,321
12/98         29,907            33,886
12/99         35,526            41,012
6/00          34,825            40,836
-------------------------------------------------------------------------------
                                   [GRAPH]
                           Investment Class Shares
              Kent Growth     Standard &
               and Income     Poor's 500
            Fund Investment      Stock
              Class Shares       Index
12/1/92         $10,000         $10,000
12/31/92        $10,059         $10,472
12/93           $11,247         $11,518
12/94           $11,302         $11,669
12/95           $15,213         $16,036
12/96           $18,124         $19,737
12/97           $22,454         $26,321
12/98           $28,666         $33,886
12/99           $33,978         $39,676
6/00            $33,277         $39,505
-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Growth and Income Fund from 11/2/92 (Institutional Class Shares) and 12/1/92 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Index Equity Fund
     By Brian Smolinski
     Portfolio Manager


    4 star
  Morningstar
    rating
 (among 3,642
   domestic
 equity funds
 overall as of
   6/30/00)+
 Strong economic growth, low inflation and stock market volatility character-ized the recent six-month period ended June 30, 2000. The Federal Reserve raised short-term interest rates several times during the period in an effort to slow economic growth and prevent rising inflation. That policy appeared to work, as the economy showed signs of slowing near the end of the period.

 Small-company stocks, especially those in the tech sector, outperformed large-cap stocks. Shares of technology and biotechnology companies posted extremely strong gains during January and February, reflecting investors' belief that tech companies' earnings would hold up well in a slower-growth environment. In March, however, tech stocks suffered a serious correction largely due to con-cerns over their high valuations. Many tech stocks declined by 50% to 75%. The Fund's benchmark, the Standard & Poor's 500 Stock Index, experienced 25 addi-tions and deletions, as merger and acquisition activity remained strong throughout the period.

 The Kent Index Equity Fund's Institutional and Investment Shares returned - 0.59% and -0.71%, respectively, for the six months ended June 30, 2000. The S&P 500 Index returned -0.43% for the period.

Strong and weak performers

 The S&P 500's strongest performing sectors included energy (up 59% for the period) and health care (up 42%). Stocks that posted sizeable gains included Scientific Atlanta (0.09% of net assets) up 166.7%, Advanced Micro Devices (0.09%) up 166.5% and Nabisco Group Holdings (0.07%) up 146.4%. The index's two weakest performing sectors were basic materials (down 29%) and consumer cyclicals (down 19.1%), which suffered in the rising rate environment.*
                                 [GRAPH]
Kent Index Equity Fund
Distribution of net assets*
As of June 30, 2000
Technology                33.0%
Communication Services     6.8%
Consumer Staples          10.2%
Capital Goods              7.9%
Other                      5.0%
Energy                     5.4%
Consumer Cyclicals         7.4%
Health                    11.6%
Financials                12.7%

Looking ahead

 The Kent Index Equity Fund seeks to replicate the performance of the S&P 500 Index. We believe that the large-company shares that make up this index will rebound during the next six months as economic growth slows to a more sustain-able pace and the Federal Reserve comes to the end of its tightening cycle.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 3 stars for the three-year and 4 stars for the five-year period (Investment Class) and 4 stars for the three- and five-year period (Institutional Class). It was rated among 3,642 and 2,328 domestic equity funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the three- and five-year rating. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Index Equity Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 11/25/92)
-------------------------------------------------------------------------------

One Year                 6.78%                6.51%
 ...............................................................................
Three Years             19.22%               18.92%
 ...............................................................................
Five Years              23.18%               22.89%
 ...............................................................................
Since Inception         19.43%               18.98%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index

                     [GRAPH]
            Institutional Class Shares
              Kent Index        Standard &
             Equity Fund        Poor's 500
            Institutional          Stock
            Class Shares           Index
11/2/92        $10,000            $10,000
12/92          $10,440            $10,472
12/93          $11,390            $11,518
12/94          $11,488            $11,669
12/95          $15,648            $16,036
12/96          $19,119            $19,737
12/97          $25,342            $26,321
12/98          $32,503            $33,886
12/99          $39,183            $41,012
6/00           $38,954            $40,836
-------------------------------------------------------------------------------

                                  [GRAPH]
                           Investment Class Shares
               Kent Index       Standard &
              Equity Fund       Poor's 500
               Investment          Stock
              Class Shares         Index
11/25/92         $10,000          $10,000
12/92            $10,185          $10,472
12/93            $11,111          $11,518
12/94            $11,194          $11,669
12/95            $15,199          $16,036
12/96            $18,531          $19,737
12/97            $24,505          $26,321
12/98            $31,347          $33,886
12/99            $37,694          $39,676
6/00             $37,426          $39,505
-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Index Equity Fund from 11/2/92 (Institutional Class Shares) and 11/25/92 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Large Company Growth Fund
     By Allan J. Meyers
     Portfolio Manager

 The stock market experienced considerable volatility during the recent period, especially among shares of technology and biotechnology firms. Many technology stocks surged as much as 75% during the first two months of 2000. In March, however, many of these shares lost ground as the Nasdaq Composite Index/1/ plummeted 37%. Small-company stocks outperformed large-company shares during the past six months, as investors were drawn by the attractive valuations of many small-caps.

 Continued strong economic growth caused the Federal Reserve to raise short-term interest rates by 100 basis points (1.0%) in an effort to slow the economy and forestall inflation. Those rate hikes began to have the desired effect by the end of the period: retail sales slowed, housing activity waned, and con-sumer confidence fell somewhat.

 The Fund's Institutional and Investment Shares returned 0.39% and 0.28%, respectively, during the six-month period. The Fund's benchmark, the Standard & Poor's 500 Stock Index, posted a small loss of -0.43%.

Opportunities in health care and utilities

 The best-performing sectors during the six-month period included health care (up 24% for the period), utilities (up 16%), and technology, which posted a positive gain of 4.5% despite the spring correction. The Fund was able to increase positions in attractive stock, such as Johnson & Johnson (1.58% of net assets) and Microsoft (3.99%), during the correction. The rising interest rate environment hurt sectors such as communication services (down 16%), basic mate-rials (down 29%) and consumer cyclicals (down 19%).*
                                   [GRAPH]
Kent Large Company Growth Fund
Distribution of net assets*
As of June 30, 2000
Technology                       39.3%
Communication Services            7.7%
Consumer Staples                 10.9%
Consumer Cyclicals                6.8%
Capital Goods                     7.4%
Other                             4.4%
Health                           14.2%
Financials                        9.3%


The outlook

 Recent signs show that the economy's forward momentum is slowing from its tor-rid pace last year, and we expect to see more moderate growth during the coming months. We anticipate that the Federal Reserve will continue to keep a close eye on the economy and raise rates if necessary. Unemployment and inflation will likely remain relatively low, which should benefit the performance of large-company stocks with above average earnings growth.
--------------------------------------------------------------------------------

/1/The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depositary Receipts.
*The Fund's portfolio composition is subject to change.

Kent Large Company Growth Fund

Aggregate Returns as of June 30, 2000

                  Institutional Class    Investment Class
                 (Inception: 10/19/99) (Inception: 10/19/99)
------------------------------------------------------------

Since Inception         19.37%                19.21%

------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index
                                   [GRAPH]
                          Institutional Class Shares
              Kent Large Company Growth Fund     Standard & Poor's
                Institutional Class Shares        500 Stock Index
10/19/99                  10,000                      10,000
10/31/99                  10,850                      10,622
11/30/99                  11,196                      10,851
12/31/99                  11,891                      11,488
1/31/2000                 11,342                      10,911
2/29/2000                 11,203                      10,704
3/31/2000                 12,221                      11,751
4/30/2000                 11,771                      11,398
5/31/2000                 11,422                      11,164
6/30/2000                 11,937                      11,439
-------------------------------------------------------------------------------
                                   [GRAPH]
                           Investment Class Shares
                Kent Large Company Growth Fund     Standard & Poor's 500
                   Investment Class Shares              Stock Index
10/19/99                    10,000                         10,000
10/31/99                    10,840                         10,622
11/30/99                    11,184                         10,851
12/31/99                    11,887                         11,488
1/31/2000                   11,326                         10,911
2/29/2000                   11,196                         10,704
3/31/2000                   12,201                         11,751
4/30/2000                   11,760                         11,398
5/31/2000                   11,399                         11,164
6/30/2000                   11,921                         11,439
-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Large Company Growth Fund from 10/19/99 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Small Company Growth Fund+
     By Robert Cummisford
     Portfolio Manager

 Small-company stocks performed exceptionally well during the six-month period ended June 30, 2000. The Russell 2000 Index of small-capitalization stocks outperformed the Standard & Poor's 500 Index/1/ by 3.7%. The best-performing sectors included energy (up 59%), which was boosted by rising fuel prices, and health care (up 41.9%). The worst performing sectors included communication services and basic materials.

 The Fund's Institutional and Investment Shares returned 6.79% and 6.67%, respectively, for the six-month period ended June 30, 2000. The Russell 2000 gained 3.04% for the period.

Volatility in technology stocks

 The six-month period began with big gains in technology stocks, especially among shares of biotechnology firms: Many biotech stocks doubled or tripled in less than a month. The Fund invests only in small-company stocks, and therefore limits its investments to stocks with market capitalizations of $2 billion or less. Thus, the rapid appreciation of many tech stocks prevented us from buying them during the months of January and February. For that reason, the Fund underperformed the Russell 2000 during the first two months of the year. In March, however, the tech sector experienced a correction, and many stocks declined 50% to 75%. We used that correction to buy shares of technology and biotech firms that show potential for strong future growth.

 The Fund outpaced the Russell 2000 during the period due to its investments in the health care, technology, and capital goods sectors. Companies that per-formed exceptionally well during the six-month period included laser manufac-turer Coherent (0.74% of net assets) up 214%, computer hardware and software developer Echelon (0.34%) up 196% and laboratory-testing company Quest Diagnos-tics (0.88%) up 145%.*
                                   [GRAPH]
-------------------------------------------------------------------------------
Kent Small Company Growth Fund
Distribution of net assets*
As of June 30, 2000
Financials               11.1%
Technology               34.8%
Communication Services    4.2%
Consumer Staples          4.7%
Consumer Cyclicals       11.2%
Other                     9.2%
Capital Goods            10.8%
Healthcare               14.0%
-------------------------------------------------------------------------------

Looking ahead

 We continue to be optimistic about several sectors in the small-cap arena, including health care, telecommunications, technology and capital goods. We believe that capital goods companies show especially strong promise. These com-panies supply the components that technology firms use to make their products; in our opinion, they stand to benefit from technology's growth. We will con-tinue to look for opportunities among undervalued companies, and we believe that the Fund is well positioned to benefit from a market environment that favors small-company shares and value stocks.
--------------------------------------------------------------------------------

+Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than average. /1/The Standard & Poor's 500 Stock Index is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.
*The Fund's portfolio composition is subject to change.

Kent Small Company Growth Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year                24.28%               23.99%
 ...............................................................................
Three Years             12.34%               12.09%
 ...............................................................................
Five Years              16.74%               16.45%
 ...............................................................................
Since Inception         15.87%               14.85%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                                        As compared with the Russell 2000 Index
                                 [GRAPH]
Institutional Class Shares
               Kent Small
             Company Growth         Russell
           Fund Institutional         2000
              Class Shares           Index
11/2/92          $10,000            $10,000
12/92            $10,885            $11,140
12/93            $12,729            $13,246
12/94            $12,722            $13,005
12/95            $15,745            $16,704
12/96            $18,825            $19,466
12/97            $24,085            $23,819
12/98            $22,600            $23,212
12/99            $28,922            $28,147
6/00             $30,886            $29,003
-------------------------------------------------------------------------------
                               [GRAPH]
Investment Class Shares
                   Kent Small
                 Company Growth      Russell
                Fund Investment        2000
                  Class Shares        Index
12/4/92              $10,000         $10,000
12/92                $10,197         $10,348
12/93                $11,915         $12,304
12/94                $11,906         $12,080
12/95                $14,702         $15,516
12/96                $17,518         $18,081
12/97                $22,372         $22,124
12/98                $20,937         $21,560
12/99                $26,743         $26,144
6/00                 $28,526         $26,939
-------------------------------------------------------------------------------

The Fund's performance is measured against the Russell 2000 Index, which is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Small Company Growth Fund from 11/2/92 (Institutional Class Shares) and 12/4/92 (Investment Class Shares) to 6/30/00, and represents reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent International Growth Fund+
     By Dave Eder
     Portfolio Manager

 The Kent International Growth Fund underperformed the MSCI EAFE(R) (Europe, Australasia and Far East) Index, (MSCI EAFE) during the six-month period ended June 30, 2000. The Fund's Institutional and Investment Shares produced -5.38% and -5.48% returns, respectively, during the period, while the MSCI EAFE Index returned -4.06%.

Tough times for international stocks

 The Fund spreads its investments among foreign markets, investing more in countries with larger gross domestic products. The Fund typically holds shares of the largest 100 companies in the EAFE Index, which account for approximately 60% of the index's market capitalization. That approach gives the Fund a large-cap bias. The Fund remained slightly overweight in the Pacific Rim relative to the index, ending the year with a weighting 2.5% higher than that of the index. We maintained the Fund's underweight position in European shares; as of June 30, 2000, the Fund held 64.5% of net assets in Europe versus 66.6% for the index.*

 We executed three distinct strategies during the first six months of this year. First, we underweighted the United Kingdom and redistributed those assets into Japan, Germany and France, where we expected a rebound in economic growth. Second, we continued to focus on large-cap stocks. That strategy hurt perfor-mance during the period, as small-company stocks outperformed large company stocks. Third, we continued to emphasize telecommunications and technology stocks. While both of those sectors performed poorly during the first half of 2000, we are confident in their long-term prospects.

 Europe posted negative returns for the six-month period--the first time in five years that European shares have lost ground over a six-month period. In particular, rising interest rates in Great Britain caused that country's econ-omy to slow. Ireland was the worst performing market in Europe, posting a loss of 17.8%. There were bright spots in the region, however: France climbed 6.0% and Italy rose 3.9%.
                                 [GRAPH]
------------------------------------------------------------------------------
Kent International Growth Fund
Distribution of net assets*
As of June 30, 2000
Other            17.5%
Germany          10.7%
France           12.0%
Netherlands       4.7%
Switzerland       5.4%
Italy             4.4%
United Kingdom   15.5%
Japan            29.8%
------------------------------------------------------------------------------

 Markets in the Pacific Rim also performed poorly. Asian markets had a strong year in 1999, climbing more than 50%. Investors, however, pulled back from investing in Asian mutual funds during the first six months of 2000, as they waited to see if economic and political reforms in that region would last. The Fund's holding in countries such as Singapore (0.1% of net assets), down 22.7%, and New Zealand (0.1%), down 6.7%, contributed to the Fund's underperformance.*

Optimistic about international conditions

 Despite a lackluster first half of 2000, we believe the Fund is well posi-tioned for strong results going forward. We anticipate that the economies in Pacific Rim countries such as Japan will continue to strengthen as investors see that reforms are taking effect. We also expect large-company stocks to rebound and telecommunications technology companies to post more favorable earnings and stock gains in the second half of this year.
--------------------------------------------------------------------------------

+International investing involves increased risk and volatility.
*The Fund's portfolio composition is subject to change.

Kent International Growth Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 12/4/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year                15.53%               15.28%
 ...............................................................................
Three Years              9.70%                9.42%
 ...............................................................................
Five Years              12.55%               12.25%
 ...............................................................................
Since Inception         12.41%               12.12%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                As compared with the Morgan Stanley Capital International MSCI
              EAFE(R) (Europe, Australasia and Far East) Index, and the Morgan
                         Stanley Capital International (MSCI) Europe Index and
             the Morgan Stanley Capital International (MSCI) Pacific Rim Index

                                  [GRAPH]
Institutional Class Shares
      Kent International     MSCI EAFE(R)                   MSCI
          Growth Fund        (Europe,            MSCI      Pacific
         Institutional      Australasia         Europe       Rim
          Class Shares   and Far East) Index    Index       Index
12/4/92      $10,000           $10,000         $10,000     $10,000
12/92        $10,020           $10,054         $10,233     $ 9,887
12/93        $13,045           $13,367         $13,282     $13,444
12/94        $13,974           $14,444         $13,626     $15,195
12/95        $15,591           $16,113         $16,653     $15,650
12/96        $16,507           $17,138         $20,246     $14,335
12/97        $16,926           $17,443         $25,063     $10,681
12/98        $19,976           $20,989         $32,213     $10,942
12/99        $25,630           $26,648         $37,332     $17,248
6/00         $24,251           $25,566         $36,182     $16,206

-------------------------------------------------------------------------------

                                      [GRAPH]
Investment Class Shares
                           MSCI EAFE(R)
      Kent International    (Europe,                   MSCI
         Growth Fund       Australasia     MSCI      Pacific
          Investment       and Far East   Europe       Rim
         Class Shares         Index       Index       Index
12/4/92     $10,000          $10,000     $10,000     $10,000
12/92       $10,010          $10,054     $10,233     $ 9,887
12/93       $13,006          $13,367     $13,282     $13,444
12/94       $13,723          $14,444     $13,626     $15,195
12/95       $15,487          $16,113     $16,653     $15,650
12/96       $16,350          $17,138     $20,246     $14,335
12/97       $16,719          $17,443     $25,063     $10,681
12/98       $19,661          $20,989     $32,213     $10,942
12/99       $25,156          $26,648     $37,332     $17,248
6/00        $23,779          $25,566     $36,182     $16,206

-------------------------------------------------------------------------------

The Fund's performance is measured against the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index, which is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Rim Index are representative of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent International Growth Fund from 12/4/92 to 6/30/00, and represents investment of dividends and capital gains in the Fund.

The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Income Fund
     By Mitchell Stapley
     Portfolio Manager

 Yields on long-term bonds fell during the six-month period ended June 30, 2000. The large federal budget surplus allowed the U.S. Treasury to aggres-sively buy back 30-year Treasury bonds, decreasing the supply of those issues. Therefore, the yield on the 30-year Treasury declined from 6.50% to 5.90%. Meanwhile, the spread increased between yields on Treasury instruments and yields on agency and corporate debt.

 The Fund's Institutional and Investment Shares returned 3.64% and 3.63%, respectively, for the six months ended June 30, 2000.

Locking in Treasury gains

 The strong performance of Treasury bonds helped the Fund's returns during the period. We positioned the Fund's average maturity at 11.8 years at the begin-ning of the period. That position benefited the Fund as Treasury yields fell. We took advantage of the price gains in Treasury securities by selling some of them and investing the profits in select high-quality corporate bonds and agency securities. That approach allowed us to lock in high yields for share-holders, since corporate and agency yields were higher relative to Treasury securities than they had been since the early 1990s. Our selling of longer-term Treasury instruments reduced the Fund's average maturity to 10.2 years as of June 30. The Fund ended the period with 42.0% of its net assets in corporate notes & bonds, 28.3% in agency obligations and 19.8% in Treasury issues.*

 We focused on high-quality issues, which would protect shareholders' capital in case of a slowing economy. We felt that the likely economic slowdown could hurt the credit ratings of lower-quality corporate issues. Bonds with maturi-ties of between 10-years and 30-years are especially vulnerable to such credit fluctuations. The Fund's credit rating began the period at AA2 and ended the period at AA1.*
                                 [GRAPH]
                           Kent Income Fund
                      Distribution of net assets*
                          As of June 30, 2000
U.S. Government & Agency Issues                         48.1%
Cash Equivalents Net Other Assets & Liabilities          9.9%
Corporate Notes & Bonds                                 42.0%
Kent Income Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 6.50%
Investment Class.......................... 6.24%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 6.49% for Institutional Shares and 6.23% for Investment Shares.

--------------------------------------------------------------------------------

A neutral environment ahead

 We expect an economic slowdown to occur during the next several months. A slowing economy could reduce the likelihood of a rekindling of inflationary pressures and lessen the need for the Federal Reserve to raise interest rates materially further. That environment may lead to relatively stable yields for the remainder of the year.

 We will continue to focus on corporate bonds with high credit ratings. We believe that approach should allow the Fund to lock in the high yields avail-able on corporate issues, while avoiding the credit risks that sometimes result from a slowing economy. We will also carefully monitor the U.S. Treasuries' buy back program, and will likely capitalize on additional price gains in Treasury instruments by selling them and reinvesting the proceeds in corporate and
Agency securities with higher yields.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Income Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 3/20/95) (Inception: 3/22/95)
-------------------------------------------------------------------------------

One Year                2.80%                2.54%
 ...............................................................................
Three Years             5.36%                5.08%
 ...............................................................................
Five Years              5.39%                5.17%
 ...............................................................................
Since Inception         6.48%                6.23%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
      As compared with the Lehman Brothers Government/Credit Bond Index and the
                              Lehman Brothers Long Government/Credit Bond Index
                                  [GRAPH]
Institutional Class Shares
         Kent Income   Lehman Brothers      Lehman Brothers
             Fund      Long Government/       Government/
        Institutional       Credit              Credit
         Class Shares     Bond Index          Bond Index
3/20/95     $10,000         $10,000             $10,000
12/95       $11,506         $12,190             $11,358
12/96       $11,643         $12,207             $11,688
12/97       $12,828         $13,979             $12,871
12/98       $14,063         $15,624             $14,043
12/99       $13,443         $14,429             $14,098
6/00        $13,933         $15,032             $15,020
-------------------------------------------------------------------------------
                                   [GRAPH]
Investment Class Shares
               Kent Income      Lehman Brothers    Lehman Brothers
             Fund Investment   Long Government/       Government/
                  Class           Credit Bond         Credit Bond
                  Shares             Index               Index
3/22/95          $10,000            $10,000             $10,000
12/95            $11,464            $12,190             $11,358
12/96            $11,597            $12,207             $11,688
12/97            $12,779            $13,979             $12,871
12/98            $13,933            $15,624             $14,043
12/99            $13,270            $14,429             $14,098
6/00             $13,751            $15,032             $15,020
-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index which are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Income Fund from 3/20/95 (Institutional Class Shares) and 3/22/95 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Intermediate Bond Fund
     By Mitchell Stapley
     Portfolio Manager

 Yields on intermediate-term Treasury securities fell during the six-month period from January 1, 2000, through June 30, 2000. That decline came as signs of slowing economic growth reassured investors that inflation was in check and the Federal Reserve would not raise interest rates materially further. More-over, the federal budget surplus allowed the U.S. Treasury to issue fewer new bonds; that decrease in supply helped push prices up and yields down on Trea-sury securities. Corporate and agency issues underperformed Treasuries as investors favored the liquidity of Treasury instruments. Treasury notes fell from 6.45% at the start of the period to 6.10% on June 30, 2000.

 The Kent Intermediate Bond Fund's Institutional and Investment Shares returned 3.09% and 2.95%, respectively. Those returns compared to a 3.22% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.

Locking in high yields

 The Fund's average maturity began the period at 6.7 years, longer than the benchmark's 4.5 year average maturity. That longer average maturity benefited the Fund when the bond market rallied during the middle part of the period. We sold some of the Fund's holdings with long maturities to lock in gains, reduc-ing the average maturity to 6.0 years by the end of the period. We invested that cash in agency securities and high-quality corporate bonds, which offered an attractive yield premium over Treasury securities. We believe that strategy helped to lock in additional yield for shareholders. The Fund held 44.7% of its net assets in corporate notes and bonds, 31.6% in agency obligations, 21.7% in Treasuries and the remainder in cash and equivalents as of June 30, 2000.*

 We focused our corporate-bond investments on select high-quality issues. In our opinion, that approach allowed us to lock in high yields without jeopardiz-ing shareholders' principal. The Fund's credit rating began and ended the period at AA1.*
                                   [GRAPH]
Kent Intermediate Bond Fund
Distribution of net assets*
As of June 30, 2000
U.S. Government & Agency Issues                           53.3%
Cash Equivalents Net Other Assets & Liabilities            2.0%
Corporate Notes & Bonds                                   44.7%

Kent Intermediate Bond Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 6.56%
Investment Class.......................... 6.30%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 6.55% for Institutional Shares and 6.29% for Investment Shares.

--------------------------------------------------------------------------------

Going forward

 We expect an economic slowdown, but not one that will lead to recession. A slower pace of economic activity will likely allow the Federal Reserve to move to a neutral monetary policy sometime during the next six months. Such a policy could leave bond yields relatively unchanged for the remainder of the year. In that environment, we believe our investments in high-yielding corporate and agency issues could help the Fund's performance, while providing attractive levels of income to shareholders.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Intermediate Bond Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 11/25/92)
-------------------------------------------------------------------------------

One Year                3.57%                 3.30%
 ...............................................................................
Three Years             4.82%                 4.59%
 ...............................................................................
Five Years              5.03%                 4.78%
 ...............................................................................
Since Inception         5.41%                 5.18%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
 As compared with the Lehman Brothers Intermediate Government/Credit Bond Index

                                    [GRAPH]
                Kent Intermediate Bond Fund    Lehman Brothers Intermediate
                Institutional Class Shares     Government/Credit Bond Index
   11/2/92                $10,000                        $10,000
   12/92                  $10,125                        $10,095
   12/93                  $10,934                        $10,976
   12/94                  $10,585                        $10,762
   12/95                  $12,298                        $12,410
   12/96                  $12,667                        $12,913
   12/97                  $13,655                        $13,929
   12/98                  $14,699                        $15,105
   12/99                  $14,519                        $15,164
   6/00                   $14,967                        $15,652

-------------------------------------------------------------------------------


                                    [GRAPH]
                  Kent Intermediate Bond Fund     Lehman Brothers Intermediate
                    Investment Class Shares       Government/Credit Bond Index
  11/25/92                  10,000                            10,000
  12/92                     10,050                            10,134
  12/93                     10,873                            11,018
  12/94                     10,545                            10,803
  12/95                     12,207                            12,457
  12/96                     12,544                            12,962
  12/97                     13,500                            13,982
  12/98                     14,448                            15,162
  12/99                     14,252                            15,221
  6/00                      14,672                            15,711

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, which is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of a $10,000 in the Kent Intermediate Bond Fund from 11/2/92 (Institutional Class Shares) and 11/25/92 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Short Term Bond Fund
     By Mitchell Stapley
     Portfolio Manager


    4 star
  Morningstar
    rating
 (among 1,684
 fixed income
 funds overall
     as of
   6/30/00)+
 The six-month period ended June 30, 2000 was characterized by a great deal of volatility in the financial markets as investors expressed uncertainty about the strength of the economy and the direction of monetary policy. The yield on the two-year Treasury note began the period at 6.20%, rose to 6.90% during the period, and then fell back to 6.20% as of June 30, 2000.

 During the first part of the period, investors were concerned that strong eco-nomic growth would force the Federal Reserve to raise interest rates aggres-sively in order to hold off inflation. The Federal Reserve did raise rates three times, pushing up yields on short-term securities by a full percentage point. Those rate hikes, combined with several earlier tightening moves, seemed to have the desired effect during the second half of the period: the economy showed signs of slowing, and the potential for a resurgence in inflationary pressures eased. The combination of slower growth and a benign inflationary environment reassured investors that the Federal Reserve would not raise rates again in the short term, causing bond yields to fall.

 The Fund's Institutional and Investment Shares returned 2.81% and 2.84%, respectively. That compared to a 3.00% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

Locking in high yields

 We maintained an average maturity slightly longer than that of the Fund's benchmark in order to take advantage of the higher yields available on some longer-term Treasury and agency issues and corporate bonds. The Fund's average maturity began at 2.2 years and ended the period at 2.0 years, compared to 1.8 years for the benchmark.*

 Yields on agency bonds were pushed higher by investors' fears that Congress might revoke some of the privileges enjoyed by government service enterprises. We felt that those higher yields provided good investment opportunities. Even without government backing, government agencies have the highest possible credit rating, making them relatively safe investments.

 The difference in yield between corporate bonds and Treasury notes widened during the period, creating opportunities among select corporate bonds. We focused on high-quality corporate bonds in order to help protect shareholders' assets, while we locked in extra yield by investing in bonds with relatively long maturities. Corporate bonds



                                    [GRAPH]
Kent Short Term Bond Fund
Distribution of net assets*
As of June 30, 2000
U.S. Government & Agency Issues                     22.1%
Cash Equivalents Net Other Assets & Liabilities      2.9%
Corporate Notes & Bonds                             75.0%
Kent Short Term Bond Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 6.59%
Investment Class.......................... 6.43%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 6.58% for Institutional Shares and 6.32% for Investment Shares.

--------------------------------------------------------------------------------

made up 75% of the Fund's net assets as of June 30, 2000, agency issues com-prised 22.1% of assets, with the remainder in cash and equivalents. The Fund's credit rating began and ended the period at AA3.*

Looking ahead

 We expect the economy to slow going forward, reducing the potential for infla-tion and the likelihood that the Federal Reserve will further raise interest rates. The federal budget surplus is allowing the U.S. Treasury to issue fewer bonds. The lack of Treasury issuance may lead to increased demand for agency and corporate debt, potentially boosting prices and lowering yields on such issues. We will continue to look for opportunities to lock in attractive yields, while maintaining a high credit quality to help protect shareholders' assets.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year and 4 stars for the five-year period for the Investment and Institutional Class, respectively. It was rated among 1,684 and 1,287 fixed income funds for the three- and five-year periods respectively. The overall rating is a weighted average of the three- and five-year rating. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Short Term Bond Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year                4.46%                4.41%
 ...............................................................................
Three Years             5.08%                4.98%
 ...............................................................................
Five Years              5.20%                5.05%
 ...............................................................................
Since Inception         4.88%                4.75%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
       As compared with the Lehman Brothers 1-3-Year Government Bond Index, the
                              Consumer Price Index and the 91-Day Treasury Bill

                                    [GRAPH]

                    Kent             Lehman
                 Short Term         Brothers
                  Bond Fund         1-3 Year     Consumer     91-Day
               Institutional       Government     Price      Treasury
                Class Shares       Bond Index     Index        Bill

11/2/92            $10,000          $10,000      $10,000      $10,000
12/92              $10,087          $10,078       $9,992      $10,053
12/93              $10,395          $10,621      $10,267      $10,356
12/94              $10,502          $10,675      $10,542      $10,798
12/95              $11,608          $11,872      $10,809      $11,393
12/96              $12,098          $12,430      $11,213      $11,965
12/97              $12,875          $13,626      $11,404      $12,593
12/98              $13,663          $14,517      $11,580      $13,160
12/99              $14,005          $14,947      $11,926      $13,784
6/00               $14,399          $15,395      $12,145      $14,175

-------------------------------------------------------------------------------


                                    [GRAPH]

        Kent Short Term         Lehman Brothers
           Bond Fund                1-3 Year            Consumer        91-Day
          Investment               Government            Price         Treasury
          Class Shares             Bond Index            Index           Bill
11/2/92     $10,000                  $10,000             $10,000        $10,000
12/92       $10,030                  $10,078              $9,992        $10,053
12/93       $10,335                  $10,621             $10,267        $10,356
12/94       $10,439                  $10,675             $10,542        $10,798
12/95       $11,514                  $11,832             $10,809        $11,393
12/96       $11,982                  $12,430             $11,213        $11,965
12/97       $12,732                  $13,626             $11,404        $12,593
12/98       $13,495                  $14,517             $11,580        $13,160
12/99       $13,812                  $14,970             $11,909        $13,749
6/00        $14,205                  $15,419             $12,128        $14,139



-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The 91-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days. The Consumer Price Index is an unmanaged index measuring the price increases in a standardized "market basket" of consumer products. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Short Term Bond Fund from 11/2/92 (Institutional Class Shares) and 12/4/92 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Tax-Free Income Fund+
     By Michael Martin
     Portfolio Manager

 The performance of the municipal bond market fluctuated considerably during the first six months of 2000. Overall, yields on municipal bonds with maturi-ties longer than 10 years declined, while shorter-term muni bond yields rose.

 Municipal bond yields rose during January and February, fueled by concerns that extremely strong economic growth would force the Federal Reserve to raise interest rates in a material manner to forestall inflation. The municipal fixed-income market rallied in March and early April, when economic data sug-gested that the economy might be slowing. The environment changed in April, however, due to signs that the economy was growing faster than expected. Investors interpreted that data to mean that the Federal Reserve would raise rates again, and yields increased from April 11 until May 24.

 The Federal Reserve did indeed raise short-term interest rates by 50 basis points (0.50%) at its meeting in May. That increase was the catalyst for a rally in the fixed-income markets, as economic reports again signaled that the economy was slowing. The yield on a thirty-year AAA-rated municipal security stood at 5.72% at the end of June, down from 5.94% in January.

 Retail investor demand for municipal bonds was strong during the period, due to volatility in the stock market. Meanwhile, the volume of new municipal issues fell 22% versus the comparable period in 1999. That situation is the result of a decline in refunding activity, down 68% from one year ago.

 The Fund's Institutional and Investment Shares returned 4.59% and 4.45%, respectively, for the six months through June 30, 2000. That compared to a 4.48% total return for the Lehman Brothers Municipal Bond Index.

Managing the Fund

 We managed the Fund's average maturity throughout the period as market condi-tions changed. We increased the Fund's average maturity from 14.4 years in Jan-uary to 15.4 years in February to take advantage of weakness in the market and capture additional yield. We reduced the Fund's average maturity in April as the municipal market rallied, before raising it again to take advantage of fur-ther market weakness. The Fund's average maturity stood at 14.9 years at the end of the period.*
                                     [GRAPH]
Kent Tax-Free Income Fund
Distribution of net assets*
As of June 30, 3000
East             16.1%
Other             2.7%
Mountain         11.7%
Pacific          11.6%
South            17.5%
North Central    40.4%
Kent Tax-Free Income Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 4.66%
Investment Class.......................... 4.40%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.65% for Institutional Shares and 4.39% for Investment Shares.

--------------------------------------------------------------------------------

 The Fund maintained a high average credit quality of AA during the period. We continue to believe that lower-quality securities do not provide enough extra yield to justify their additional risk.*

The Outlook

 It appears that the Federal Reserve took the appropriate steps to slow the economy without sending it into a recession. However, the Federal Reserve will likely monitor carefully the rate of economic growth and inflation during the rest of 2000. We believe inflation will remain tame during 2000, and that bonds will therefore remain an attractive investment.

 We will maintain our disciplined strategy of buying into weakness and selling into strength. We will attempt to take advantage of any rise in yields to help lock in additional income for shareholders, and will focus on high-quality municipal bonds.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.

Kent Tax-Free Income Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class    Investment Class
                 (Inception: 3/20/95) (Inception: 3/31/95)
-------------------------------------------------------------------------------

One Year                3.03%                2.77%
 ...............................................................................
Three Years             4.16%                3.89%
 ...............................................................................
Five Years              5.12%                4.87%
 ...............................................................................
Since Inception         5.25%                5.01%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                      As compared with the Lehman Brothers Municipal Bond Index

                                    [GRAPH]
Institutional Class Shares
             Kent Tax-Free    Lehman Brothers
              Income Fund        Municipal
             Institutional          Bond
              Class Shares         Index
3/20/95          $10,000          $10,000
12/95            $10,860          $10,971
12/96            $11,290          $11,457
12/97            $12,261          $12,511
12/98            $12,957          $13,242
12/99            $12,534          $12,969
6/00             $13,109          $13,550

-------------------------------------------------------------------------------

                                 [GRAPH]
Investment Class Shares
             Kent Tax-Free    Lehman Brothers
              Income Fund        Municipal
               Investment           Bond
              Class Shares         Index
3/20/95          $10,000          $10,000
12/95            $10,834          $10,971
12/96            $11,217          $11,457
12/97            $12,150          $12,511
12/98            $12,809          $13,242
12/99            $12,373          $12,969
6/00             $12,923          $13,550

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index comprised of general obligation municipal debt instruments. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Tax-Free Income Fund from 3/20/95 (Institutional Class Shares) and 3/31/95 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Intermediate Tax-Free Fund+
     By Michael Martin
     Portfolio Manager


    4 star
  Morningstar
    rating
 (among 1,688
municipal bond
 funds overall
     as of
  6/30/00)++
 The municipal bond market experienced significant volatility during the first six months of 2000. Overall, yields rose on municipal bonds with maturities shorter than 10 years, while yields on longer-term municipal issues fell.

 Municipal bond yields rose during January and February, as investors worried that extremely strong economic growth would force the Federal Reserve to raise interest rates materially higher in order to hold off inflation. March and early April saw a rebound in the fixed-income markets, as investors were encouraged by economic data suggesting that the economy might be slowing. The rebound in municipal prices stalled in April, however, as new data showed that economic growth was still strong. Investors worried that the Federal Reserve would be forced to raise short-term interest rates numerous times, and yield rose from April 11 until May 24.

 The Federal Reserve did raise rates by 50 basis points (0.50%) in May. The cumulative rise in interest rates and the decline in common stock prices com-bined to slow the economy, resulting in a bond market rally late in the period. The yield on a ten-year AAA-rated municipal security fell to 5.00% at the end of June, from 5.29% in January.

 Investor demand for municipal bonds was strong during the period, as investors pulled money out of the volatile stock market. At the same time new issuance decreased: the volume of new municipal issues fell 22% compared to the first half of 1999. That decline occurred largely due to a fall-off in refunding activity, which was down 68% from one year ago.

 The Fund's Institutional and Investment Shares returned 3.37% and 3.24%, respectively, for the six months through June 30, 2000. That compared to a 2.39% return for the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

Managing average maturity

 We adjusted the Fund's average maturity throughout the period to take advan-tage of changing market conditions. We increased the Fund's average maturity from 8.1 years in January to 8.6 years in March to take advantage of weakness in the market and capture additional yield. We lowered the Fund's average matu-rity in May into the rally, before raising it again to take advantage of the market's weakness. The Fund's average maturity stood at 7.7 years at the end of the period.*

 The Fund maintained a high average credit quality of AA during the period, as we believe that lower-quality securities do not currently provide extra yield to justify their additional risk. We found opportunities among select high-quality specialty state issues. For example, we purchased AA+-rated Clay County Missouri Public Schools bonds with a 6.25% coupon due in 2017 (0.75% of the net assets).*
                                       [GRAPH]
Kent Intermediate Tax-Free Fund
Distribution of net assets*
As of June 30, 2000
South          20.0%
Pacific        15.0%
Mountain        8.8%
Other           2.4%
East           11.9%
North Central  41.9%
Kent Intermediate Tax-Free Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 4.36%
Investment Class.......................... 4.12%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.35% for Institutional Shares and 4.11% for Investment Shares.

--------------------------------------------------------------------------------

Going forward

 The Federal Reserve appears to have taken the appropriate steps to slow the economy without causing a recession. However, we expect the Federal Reserve to monitor carefully the rate of economic growth and inflation during the rest of 2000, with an eye toward raising rates if the economy appears to resume its strong growth. We believe inflation will stay low during the remainder of the year, and therefore we feel that bonds should remain an attractive investment.

 We will continue our strategy of buying when the market is weak and selling when the market is strong. We will take advantage of any yield increases to help lock in additional income for shareholders, and will focus on high-quality municipal bonds.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.
++Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 4 stars for the three- and five-year periods (Investment Class) and received 5 stars for the three-year period and 4 stars for the five-year period (Institutional Class). It was rated among 1,688 and 1,447 municipal bond funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the three- and five-year rating. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Intermediate Tax-Free Fund

Average Annual Returns as of June 30, 2000

                  Institutional Class    Investment Class
                 (Inception: 12/16/92) (Inception: 12/18/92)
-------------------------------------------------------------------------------

One Year                 3.50%                 3.14%
 ...............................................................................
Three Years              4.07%                 3.81%
 ...............................................................................
Five Years               4.65%                 4.40%
 ...............................................................................
Since Inception          4.81%                 4.60%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
   As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond
                                                                          Index

                                  [GRAPH]
Institutional Class Shares
           Kent Intermediate     Lehman Brothers     Lehman Brothers
             Tax-Free Fund     Three-Year General   Five-Year General
             Institutional         Obligation          Obligation
                 Class           Municipal Bond      Municipal Bond
                 Shares              Index                Index
12/16/92        $10,000             $10,000              $10,000
12/92           $10,060             $10,300              $10,500
12/93           $10,895             $10,673              $10,930
12/94           $10,567             $10,755              $10,779
12/95           $11,941             $11,705              $12,032
12/96           $12,349             $12,243              $12,589
12/97           $13,222             $12,905              $13,406
12/98           $13,929             $13,572              $13,521
12/99           $13,788             $13,833              $14,290
6/00            $14,253             $14,164              $14,689

-------------------------------------------------------------------------------

                                     [GRAPH]
Investment Class Shares
              Kent Intermediate     Lehman Brothers         Lehman Brothers
                Tax-Free Fund      Three-Year General      Five-Year General
                  Investment      Obligation Municipal    Obligation Municipal
                 Class Shares           Bond Index             Bond Index
12/18/92            $10,000              $10,000                $10,000
12/92               $10,040              $10,200                $10,600
12/93               $10,873              $10,673                $10,930
12/94               $10,543              $10,755                $10,779
12/95               $11,889              $11,705                $12,032
12/96               $12,266              $12,243                $12,581
12/97               $13,100              $12,905                $13,406
12/98               $13,765              $13,572                $13,521
12/99               $13,591              $13,833                $14,290
6/00                $14,032              $14,164                $14,689

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index, both of which are unmanaged indices comprised of debt instruments issued by municipalities. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Intermediate Tax-Free Fund from 12/16/92 (Institutional Class Shares) and 12/18/92 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

Portfolio
Reviews

     Kent Michigan Municipal Bond Fund+,++
     By Michael Martin
     Portfolio Manager


    4 star
  Morningstar
    rating
 (among 1,688
municipal bond
 funds overall
     as of
  6/30/00)/1/
 The municipal bond market was characterized by a great deal of volatility dur-ing the first six months of 2000. Overall, yields rose on municipal bonds with maturities shorter than 10 years, while yields fell on longer-term munis.

 Municipal bond yields rose during January and February, as investors worried that the Federal Reserve would raise interest rates in a material manner to slow the economy and forestall inflation. The market rebounded in March and early April, as new data suggested that the economy might be slowing. That recovery stalled in April, as the strength of the economy again asserted itself. Investors again worried that the Federal Reserve would have to raise short-term interest rates, and yields rose through May.

 The Federal Reserve did indeed raise rates by 50 basis points (0.50%) in May. Investors believed the rate hike would slow the economy and lower the need for further significant increases, and the bond markets subsequently rallied. The yield on a five-year AAA-rated municipal security fell to 4.74% at the end of June, down from 5.13% in May.

 The Fund's Institutional and Investment Shares returned 2.23% and 2.16%, respectively, for the six months through June 30, 2000. That compared to a 2.39% return for the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

Adding yield

 We took advantage of changing market conditions throughout the period, extending the Fund's average maturity when the market weakened and shortening it when the market rallied. The Fund's average maturity during the period ranged from a high of 4.21 years to a low of 3.33 years. It stood at 3.57 years at the end of the period.*

 The Fund's credit quality was high during the period, at AA. We continue to believe that lower-quality securities currently do not provide enough extra yield to justify their additional risk. We looked to buy municipal issues with attractive yields and high credit qualities; for example, we purchased Grand Rapids and Kent County UTGO Michigan (0.65% of net assets) bonds with a 5.50% coupon due in 2009.*

                                 [GRAPH]
Kent Michigan Municipal Bond Fund
Distribution of Net Assets*
As of June 30, 2000
Cash Equivalents Net Other Assets & Liabilites    0.6%
Municipal Securities                             99.4%
Kent Michigan Municipal Bond Fund
SEC 30-Day Yields
As of June 30, 2000

Institutional Class....................... 4.27%
Investment Class.......................... 4.12%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 2000. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.26% for Institutional Shares and 4.01% for Investment Shares.

--------------------------------------------------------------------------------

The Outlook

 The economy of Michigan continues to enjoy the benefits of the strong national economy. The state's unemployment rate stands at 3.2%, compared to a national average of 4.0%. The primary drive in the Michigan economy continues to be the strength of the automotive sector.

 We intend to extend the average maturity of the portfolio when market condi-tions provide the opportunity. As always, we will look to buy when the market is weak and sell when the market is strong. We will also maintain the Fund's high credit quality, in order to help protect shareholders' principal.
--------------------------------------------------------------------------------
+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
++Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
*The Fund's portfolio composition is subject to change.
/1/Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year period and 4 stars for the five-year period for the Institutional and Investment Class. It was rated among 1,688 and 1,447 municipal bond funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Michigan Municipal Bond Fund

Average Annual Returns as of June 30, 2000

                 Institutional Class   Investment Class
                 (Inception: 5/3/93) (Inception: 5/11/93)
-------------------------------------------------------------------------------

One Year                2.99%               2.83%
 ...............................................................................
Three Years             3.68%               3.54%
 ...............................................................................
Five Years              4.02%               3.87%
 ...............................................................................
Since Inception         3.93%               3.76%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                    As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index


                                   [GRAPH]
Institutional Class Shares
             Kent Michigan           Lehman Brothers
           Municipal Bond Fund      Three-Year General
              Institutional        Obligation Municipal
               Class Shares             Bond Index
5/3/93            $10,000                 $10,000
12/93             $10,300                 $10,311
12/94             $10,340                 $10,390
12/95             $11,190                 $11,308
12/96             $11,580                 $11,828
12/97             $12,222                 $12,468
12/98             $12,802                 $13,113
12/99             $12,887                 $13,365
6/00              $13,175                 $13,684

-------------------------------------------------------------------------------


                                     [GRAPH]
Investment Class Shares
                 Kent Michigan          Lehman Brothers
                 Municipal Bond        Three-Year General
                 Fund Investment      Obligation Municipal
                   Class Shares            Bond Index
5/11/93               $10,000               $10,000
12/93                 $10,285               $10,311
12/94                 $10,301               $10,390
12/95                 $11,126               $11,308
12/96                 $11,500               $11,828
12/97                 $12,119               $12,468
12/98                 $12,676               $13,113
12/99                 $12,741               $13,365
6/00                  $13,016               $13,684

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index, which is an unmanaged index comprised of debt instruments issued by municipalities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Michigan Municipal Bond Fund from 5/3/93 (Institutional Class Shares) and 5/11/93 (Investment Class Shares) to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived.

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (98.5%):
            Advertising (0.1%):
     26,400 Interpublic Group Cos., Inc..........................   $  1,135,200
                                                                    ------------

            Aerospace & Defense (0.6%):
     54,425 Boeing Co. ..........................................      2,275,645
     60,475 Honeywell International, Inc.........................      2,037,252
     24,975 Lockheed Martin Corp. ...............................        619,692
                                                                    ------------
                                                                       4,932,589
                                                                    ------------

            Applications Software (0.0%):
     11,525 Citrix Systems, Inc.*................................        218,255
                                                                    ------------

            Auto/Truck -- Original Equipment (0.1%):
     18,450 Dana Corp............................................        390,909
     40,525 Delphi Automotive Systems Corp. .....................        590,146
     10,056 Visteon Corp.*.......................................        121,925
                                                                    ------------
                                                                       1,102,980
                                                                    ------------

            Auto/Truck -- Replacement Equipment (0.1%):
     23,825 Genuine Parts Co. ...................................        476,500
                                                                    ------------

            Automotive (0.7%):
     76,800 Ford Motor Co. ......................................      3,302,400
     45,700 General Motors Corp. ................................      2,653,456
                                                                    ------------
                                                                       5,955,856
                                                                    ------------

            Banks -- Major Regional (2.8%):
     57,700 Bank of New York Co., Inc. ..........................      2,683,050
     71,525 Bank One Corp. ......................................      1,899,883
     10,500 Comerica, Inc. ......................................        471,188
     61,450 First Union Corp. ...................................      1,524,728
     67,000 FleetBoston Financial Corp...........................      2,278,000
     28,800 KeyCorp..............................................        507,600
     42,925 Mellon Financial Corp................................      1,564,080
     36,075 National City Corp. .................................        615,530
     19,700 Northern Trust Corp. ................................      1,281,731
     28,425 PNC Bank Corp. ......................................      1,332,422
     31,100 SunTrust Banks, Inc. ................................      1,420,881
     46,000 U.S. Bancorp.........................................        885,500
     20,175 Wachovia Corp. ......................................      1,094,494
    123,825 Wells Fargo Co.......................................      4,798,218
                                                                    ------------
                                                                      22,357,305
                                                                    ------------

            Banks -- Midwest (0.2%):
     21,425 Fifth Third Bancorp..................................      1,355,131
                                                                    ------------

            Banks -- Money Center (1.3%):
    119,500 Bank of America Corp.................................      5,138,500
     91,875 Chase Manhattan Corp.................................      4,231,992
     11,150 J.P. Morgan & Co., Inc...............................      1,227,894
                                                                    ------------
                                                                      10,598,386
                                                                    ------------

            Banks -- Northeast (0.2%):
     12,500 State Street Corp. ..................................      1,325,781
                                                                    ------------

            Beverages -- Alcoholic (0.3%):
     36,000 Anheuser-Busch Co., Inc. ............................      2,688,750
                                                                    ------------

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Beverages -- Soft Drinks (1.7%):
    158,375 Coca-Cola Co. ...................................   $  9,096,664
    107,125 PepsiCo, Inc. ...................................      4,760,367
                                                                ------------
                                                                  13,857,031
                                                                ------------

            Broadcasting/Cable (0.8%):
     20,400 Clear Channel Communications, Inc.*..............      1,530,000
     57,875 Comcast Corp., Special Class A*..................      2,343,938
     39,375 MediaOne Group, Inc.*............................      2,611,105
                                                                ------------
                                                                   6,485,043
                                                                ------------

            Building & Construction -- Miscellaneous (0.1%):
     52,700 Masco Corp. .....................................        951,894
                                                                ------------

            Building Products -- Retail/Wholesale (1.1%):
    152,625 Home Depot, Inc. ................................      7,621,711
     24,475 Lowe's Cos., Inc. ...............................      1,005,005
                                                                ------------
                                                                   8,626,716
                                                                ------------

            Building Products -- Wood (0.1%):
     16,225 Weyerhaeuser Co. ................................        697,675
                                                                ------------

            Cellular Telecom (0.3%):
     43,200 Sprint Corp., PCS Group*.........................      2,570,400
                                                                ------------

            Chemicals -- Diversified (0.8%):
     43,200 Dow Chemical Co. ................................      1,304,100
     75,550 E.I. du Pont de Nemours & Co. ...................      3,305,312
     27,650 PPG Industries, Inc. ............................      1,225,241
      8,175 Union Carbide Corp. .............................        404,663
                                                                ------------
                                                                   6,239,316
                                                                ------------

            Chemicals -- Specialty (0.2%):
      4,500 Eastman Chemical Co. ............................        214,875
     21,600 Great Lakes Chemical Corp. ......................        680,400
     10,400 Praxair, Inc. ...................................        389,350
     17,575 Sigma-Aldrich Corp. .............................        514,069
                                                                ------------
                                                                   1,798,694
                                                                ------------

            Commercial Services (0.1%):
     66,625 Cendant Corp.*...................................        932,750
                                                                ------------

            Computer Software (5.9%):
      7,200 Adobe Systems, Inc. .............................        936,000
     50,875 Computer Associates International, Inc. .........      2,604,164
    351,300 Microsoft Corp.*.................................     28,103,999
    189,100 Oracle Corp.*....................................     15,896,219
                                                                ------------
                                                                  47,540,382
                                                                ------------

            Computers -- Local Area Network (3.6%):
    458,800 Cisco Systems, Inc.*.............................     29,047,774
                                                                ------------

            Computers -- Mainframe (1.7%):
    123,350 IBM Corp. .......................................     13,514,534
                                                                ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Computers -- Memory Devices (1.7%):
    134,400 EMC Corp.*...........................................   $ 10,340,400
     12,875 Seagate Technology, Inc.*............................        708,125
     25,000 VERITAS Software Corp.*..............................      2,825,391
                                                                    ------------
                                                                      13,873,916
                                                                    ------------

            Computers -- Micro (1.7%):
     19,800 Apple Computer, Inc.*................................      1,037,025
    118,550 Compaq Computer Corp.  ..............................      3,030,434
    164,125 Dell Computer Corp.*.................................      8,093,415
     20,275 Gateway 2000, Inc.*..................................      1,150,606
                                                                    ------------
                                                                      13,311,480
                                                                    ------------

            Computers -- Mini (2.4%):
     71,025 Hewlett-Packard Co. .................................      8,869,247
    111,350 Sun Microsystems, Inc.*..............................     10,125,891
                                                                    ------------
                                                                      18,995,138
                                                                    ------------

            Computers -- Networking Products (0.4%):
     22,075 3Com Corp.*..........................................      1,272,072
     12,500 Cabletron Systems, Inc.*.............................        315,625
     19,200 Network Appliance, Inc.*.............................      1,545,600
                                                                    ------------
                                                                       3,133,297
                                                                    ------------

            Computers -- Services (1.0%):
     83,800 Automatic Data Processing, Inc. .....................      4,488,537
     12,875 Computer Sciences Corp.*.............................        961,602
     33,700 Electronic Data Systems Corp. .......................      1,390,125
     28,800 First Data Corp. ....................................      1,429,200
                                                                    ------------
                                                                       8,269,464
                                                                    ------------

            Cosmetics & Toiletries (0.7%):
     21,425 Alberto-Culver Co., Class B..........................        654,802
     67,200 Gillette Co. ........................................      2,347,800
     46,075 Kimberly-Clark Corp.  ...............................      2,643,553
                                                                    ------------
                                                                       5,646,155
                                                                    ------------

            Cruise Lines (0.1%):
     39,375 Carnival Corp. ......................................        767,813
                                                                    ------------

            Distribution/Wholesale (0.1%):
     29,775 Costco Wholesale Corp.*..............................        982,575
                                                                    ------------

            Diversified (5.1%):
    660,825 General Electric Co. (b).............................     35,023,724
     11,525 Johnson Controls, Inc. ..............................        591,377
     28,425 Minnesota Mining & Manufacturing Co.  ...............      2,345,062
     15,750 Textron, Inc. .......................................        855,422
     35,800 United Technologies Corp.  ..........................      2,107,725
                                                                    ------------
                                                                      40,923,310
                                                                    ------------

            Electric -- Integrated (0.1%):
     33,325 TXU Corp.  ..........................................        983,088
                                                                    ------------

            Electrical Components -- Semiconductors (6.7%):
      9,600 Advanced Micro Devices, Inc.*........................        741,600
     22,075 Analog Devices, Inc.*................................      1,677,700

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Electrical Components -- Semiconductors (continued)
     49,725 Applied Materials, Inc.*.............................   $  4,506,328
     13,250 Conexant Systems, Inc.*..............................        644,281
    234,675 Intel Corp.  ........................................     31,373,114
     12,000 KLA-Tencor Corp.*....................................        702,750
     19,200 LSI Logic Corp.*.....................................      1,039,200
     21,125 Micron Technology, Inc.*.............................      1,860,320
     19,200 Rockwell International Corp. ........................        604,800
     11,525 Teradyne, Inc.*......................................        847,088
    112,300 Texas Instruments, Inc. .............................      7,713,606
     20,830 Xilinx, Inc.*........................................      1,719,777
                                                                    ------------
                                                                      53,430,564
                                                                    ------------

            Electronic -- Connectors (0.0%):
     13,250 Thomas & Betts Corp. ................................        253,406
                                                                    ------------

            Electronic Components/Instruments (0.2%):
     37,925 Solectron Corp.*.....................................      1,588,109
                                                                    ------------
            Electronic Measuring Equipment (0.1%):
      5,775 Tektronix, Inc. .....................................        427,350
                                                                    ------------

            Electronic Measuring Instruments (0.3%):
     28,800 Agilent Technologies, Inc.*..........................      2,124,000
                                                                    ------------

            Fiber Optics (0.6%):
     17,575 Corning, Inc. .......................................      4,743,053
                                                                    ------------

            Finance (0.6%):
     49,925 Associates First Capital Corp., Class A..............      1,113,952
     12,975 Capital One Financial Corp. .........................        579,009
     55,000 MBNA Corp.  .........................................      1,491,875
     51,850 Washington Mutual, Inc. .............................      1,497,169
                                                                    ------------
                                                                       4,682,005
                                                                    ------------

            Financial -- Consumer Loans (0.2%):
     39,850 Household International, Inc.  ......................      1,656,266
                                                                    ------------

            Financial -- Investment Bankers (0.8%):
     29,775 Merrill Lynch & Co., Inc. ...........................      3,424,125
     80,625 Schwab (Charles) Corp. ..............................      2,711,016
                                                                    ------------
                                                                       6,135,141
                                                                    ------------

            Financial -- Miscellaneous Services (1.5%):
     87,825 American Express Co. ................................      4,577,878
     90,225 Morgan Stanley, Dean Witter & Co. ...................      7,511,231
                                                                    ------------
                                                                      12,089,109
                                                                    ------------

            Financial -- Mortgage & Related Services (0.7%):
                                                                    ------------
     71,025 Fannie Mae...........................................      3,706,617
     47,325 Freddie Mac..........................................      1,916,663
                                                                    ------------
                                                                       5,623,280
                                                                    ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Financial Services -- Diversified (1.8%):
    233,250 Citigroup, Inc.  ....................................   $ 14,053,313
                                                                    ------------

            Food -- Canned (0.2%):
     39,550 H.J. Heinz Co........................................      1,730,313
                                                                    ------------

            Food -- Diversified (1.2%):
     23,150 Bestfoods............................................      1,603,138
     36,400 ConAgra, Inc. .......................................        693,875
     35,050 General Mills, Inc. .................................      1,340,663
     32,825 Kellogg Co. .........................................        976,544
     17,375 Quaker Oats Co. .....................................      1,305,297
     26,700 Ralston Purina Group.................................        532,331
     78,900 Sara Lee Corp. ......................................      1,523,756
     39,300 Unilever NV..........................................      1,689,899
                                                                    ------------
                                                                       9,665,503
                                                                    ------------

            Food Items -- Wholesale (0.1%):
     41,175 SUPERVALU, Inc. .....................................        784,898
                                                                    ------------

            Food Products (0.2%):
     30,150 Safeway, Inc.*.......................................      1,360,519
                                                                    ------------

            Home Decoration Products (0.1%):
     18,625 Newell Rubbermaid, Inc. .............................        479,594
                                                                    ------------

            Hotels & Lodging (0.1%):
     32,650 Marriott International, Inc., Class A................      1,177,441
                                                                    ------------

            Instruments -- Scientific (0.1%):
      7,200 PE Corp-PE Biosystems Group..........................        474,300
                                                                    ------------

            Insurance -- Brokers (0.3%):
     23,050 Marsh & McLennan Cos., Inc. .........................      2,407,284
                                                                    ------------

            Insurance -- Life (0.2%):
     23,150 American General Corp. ..............................      1,412,150
     17,000 Torchmark Corp. .....................................        419,688
                                                                    ------------
                                                                       1,831,838
                                                                    ------------

            Insurance -- Multi-Line (0.3%):
      9,525 Aetna, Inc. .........................................        611,386
     13,925 CIGNA Corp. .........................................      1,301,987
      5,475 MBIA, Inc. ..........................................        263,827
                                                                    ------------
                                                                       2,177,200
                                                                    ------------

            Insurance -- Property & Casualty (1.8%):
     53,750 Allstate Corp. ......................................      1,195,938
    113,375 American International Group, Inc. ..................     13,321,562
     11,525 Safeco Corp. ........................................        229,059
                                                                    ------------
                                                                      14,746,559
                                                                    ------------

            Internet Software (1.5%):
    145,425 America Online, Inc.*................................      7,671,169
     34,175 Yahoo, Inc.*.........................................      4,233,428
                                                                    ------------
                                                                      11,904,597
                                                                    ------------

                                  Security
   Shares                       Description                       Market Value
   ------                       -----------                       ------------

 COMMON STOCKS (continued)
            Machine Tools & Related Products (0.1%):
     11,350 The Black & Decker Corp. ..........................   $    446,197
                                                                  ------------

            Machinery -- Construction/Mining (0.2%):
     31,100 Caterpillar, Inc. .................................      1,053,513
     16,800 Ingersoll-Rand Co. ................................        676,200
                                                                  ------------
                                                                     1,729,713
                                                                  ------------

            Machinery -- Electrical (0.3%):
     38,125 Emerson Electric Co. ..............................      2,301,797
                                                                  ------------

            Machinery -- General Industrial (0.2%):
     12,975 Dover Corp. .......................................        526,298
     19,775 Illinois Tool Works, Inc. .........................      1,127,175
                                                                  ------------
                                                                     1,653,473
                                                                  ------------

            Media Conglomerates (2.3%):
     83,525 Time Warner, Inc. .................................      6,347,900
     97,826 Viacom, Inc., Class B*.............................      6,670,510
    133,425 Walt Disney Co.*...................................      5,178,558
                                                                  ------------
                                                                    18,196,968
                                                                  ------------

            Medical -- Biomedical/Genetic (0.7%):
     67,300 Amgen, Inc.*.......................................      4,727,825
      9,125 Biogen, Inc.*......................................        588,563
                                                                  ------------
                                                                     5,316,388
                                                                  ------------

            Medical -- Drugs (8.7%):
     99,825 Abbott Laboratories................................      4,448,452
     82,000 American Home Products Corp. ......................      4,817,500
    152,900 Bristol-Myers Squibb Co. ..........................      8,906,425
     79,950 Eli Lilly & Co.  ..................................      7,985,006
    164,125 Merck & Co., Inc.  ................................     12,576,077
    419,100 Pfizer, Inc. ......................................     20,116,799
     79,000 Pharmacia Corp. ...................................      4,083,313
    110,100 Schering-Plough Corp. .............................      5,560,050
                                                                  ------------
                                                                    68,493,622
                                                                  ------------

            Medical -- Wholesale Drug (0.2%):
     19,200 Cardinal Health, Inc. .............................      1,420,800
                                                                  ------------

            Medical Instruments (0.4%):
     16,525 Biomet, Inc. ......................................        635,180
     54,375 Medtronic, Inc. ...................................      2,708,554
                                                                  ------------
                                                                     3,343,734
                                                                  ------------
            Medical Products (0.4%):
     23,325 Baxter International, Inc. ........................      1,640,039
     24,475 Guidant Corp.*.....................................      1,211,513
                                                                  ------------
                                                                     2,851,552
                                                                  ------------

            Medical/Dental Supplies (1.4%):
     15,075 C.R. Bard, Inc. ...................................        725,484
    102,700 Johnson & Johnson..................................     10,462,563
                                                                  ------------
                                                                    11,188,047
                                                                  ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Metal -- Gold (0.1%):
     50,500 Barrick Gold Corp. ..............................   $    918,468
     26,700 Homestake Mining Co. ............................        183,563
                                                                ------------
                                                                   1,102,031
                                                                ------------

            Metals (0.3%):
     73,830 Alcoa, Inc. .....................................      2,141,070
      3,947 Phelps Dodge Corp. ..............................        146,779
                                                                ------------
                                                                   2,287,849
                                                                ------------

            Multimedia (0.2%):
     27,850 Seagram Co., Ltd. ...............................      1,615,300
                                                                ------------

            Office Automation & Equipment (0.2%):
     25,925 Pitney Bowes, Inc. ..............................      1,037,000
     46,275 Xerox Corp. .....................................        960,206
                                                                ------------
                                                                   1,997,206
                                                                ------------

            Office Supplies & Forms (0.1%):
      7,700 Avery Dennison Corp. ............................        516,863
                                                                ------------

            Oil & Gas (0.2%):
     47,900 Conoco, Inc., Class B............................      1,176,544
      7,385 Transocean Sedco Forex, Inc. ....................        394,636
                                                                ------------
                                                                   1,571,180
                                                                ------------

            Oil -- Field Services (0.6%):
     44,925 Halliburton Co. .................................      2,119,898
     36,975 Schlumberger, Ltd. ..............................      2,759,260
                                                                ------------
                                                                   4,879,158
                                                                ------------

            Oil -- International Integrated (4.0%):
     46,075 Chevron Corp. ...................................      3,907,736
    230,275 Exxon Mobil Corp. ...............................     18,076,587
    137,250 Royal Dutch Petroleum Co., ADR...................      8,449,453
     35,425 Texaco, Inc. ....................................      1,886,381
                                                                ------------
                                                                  32,320,157
                                                                ------------

            Oil -- Production/Pipeline (0.4%):
     50,600 Enron Corp. .....................................      3,263,700
                                                                ------------

            Oil -- U.S. Exploration & Production (0.1%):
     19,400 Burlington Resources, Inc........................        742,050
                                                                ------------

            Oil -- U.S. Integrated (0.4%):
     26,600 Phillips Petroleum Co. ..........................      1,348,288
     28,425 Unocal Corp. ....................................        941,578
     27,950 USX-Marathon Group...............................        700,497
                                                                ------------
                                                                   2,990,363
                                                                ------------

            Paper & Related Products (0.2%):
     38,875 International Paper Co. .........................      1,158,961
     26,225 Mead Corp. ......................................        662,181
                                                                ------------
                                                                   1,821,142
                                                                ------------

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Photography (0.2%):
     20,925 Eastman Kodak Co. ...................................   $  1,245,038
                                                                    ------------
            Pipelines (0.3%):
     14,700 Columbia Energy Group................................        964,688
     32,650 The Williams Companies, Inc. ........................      1,361,096
                                                                    ------------
                                                                       2,325,784
                                                                    ------------

            Printers & Related Products (0.1%):
      7,700 Lexmark International Group, Inc.*...................        517,825
                                                                    ------------

            Protection -- Safety (0.7%):
    119,975 Tyco International, Ltd. ............................      5,683,816
                                                                    ------------

            Publishing -- Books (0.1%):
     19,700 McGraw-Hill Cos., Inc.  .............................      1,063,800
                                                                    ------------

            Publishing -- Newspapers (0.4%):
     26,975 Gannett, Inc. .......................................      1,613,442
      6,150 Knight-Ridder, Inc. .................................        327,103
     17,475 New York Times Co.*..................................        690,263
     22,075 Tribune Co. .........................................        772,625
                                                                    ------------
                                                                       3,403,433
                                                                    ------------

            Restaurants (0.4%):
    103,675 McDonald's Corp.*....................................      3,414,795
                                                                    ------------

            Retail (0.3%):
     15,550 Best Buy Co.*........................................        983,538
     22,075 Kohl's Corp.*........................................      1,227,922
     31,675 Staples, Inc.*.......................................        487,003
                                                                    ------------
                                                                       2,698,463
                                                                    ------------

            Retail -- Apparel/Shoes (0.3%):
     54,725 Gap, Inc. ...........................................      1,710,156
     45,700 Limited, Inc. .......................................        988,263
                                                                    ------------
                                                                       2,698,419
                                                                    ------------

            Retail -- Discount (2.3%):
    325,000 Wal-Mart Stores, Inc. (b)............................     18,728,125
                                                                    ------------

            Retail -- Drug Store (0.4%):
     25,925 CVS Corp.  ..........................................      1,037,000
     66,225 Walgreen Co.  .......................................      2,131,617
                                                                    ------------
                                                                       3,168,617
                                                                    ------------

            Retail -- Major Department Stores (0.5%):
     30,150 May Department Stores Co. ...........................        723,600
     27,550 Sears, Roebuck & Co. ................................        898,819
     37,925 Target Corp. ........................................      2,199,650
                                                                    ------------
                                                                       3,822,069
                                                                    ------------

            Retail -- Regional Department Stores (0.1%):
     17,300 Federated Department Stores, Inc.*...................        583,875
                                                                    ------------

            Retail -- Supermarkets (0.1%):
     24,575 Albertson's, Inc. ...................................        817,119
                                                                    ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security
   Shares                       Description                       Market Value
   ------                       -----------                       ------------

 COMMON STOCKS (continued)
            Rubber -- Tires (0.1%):
     13,250 The B.F. Goodrich Co.  ............................   $    451,328
                                                                  ------------

            Soap & Cleaning Preparations (1.0%):
     42,725 Colgate-Palmolive Co. .............................      2,558,159
     92,150 Procter & Gamble Co.  .............................      5,275,588
                                                                  ------------
                                                                     7,833,747
                                                                  ------------

            Steel -- Producers (0.1%):
      8,650 Nucor Corp. .......................................        287,072
     12,100 USX-U.S. Steel Group...............................        224,606
                                                                  ------------
                                                                       511,678
                                                                  ------------

            Technology (0.1%):
     16,325 BMC Software, Inc.*................................        595,607
                                                                  ------------
            Telecom Equipment (0.3%):
     41,275 QUALCOMM, Inc.*....................................      2,476,500
                                                                  ------------

            Telecommunications -- Equipment (4.3%):
     20,175 ADC Telecommunications, Inc.*......................      1,692,178
     10,000 Comverse Technology, Inc.*.........................        930,000
    216,925 Lucent Technologies, Inc. .........................     12,852,805
    148,050 Motorola, Inc. ....................................      4,302,703
    184,875 Nortel Networks Corp., ADR.........................     12,617,719
     26,025 Tellabs, Inc.*.....................................      1,781,086
                                                                  ------------
                                                                    34,176,491
                                                                  ------------

            Telecommunications -- Services and
            Equipment (0.6%):
     14,525 CenturyTel, Inc. ..................................        417,594
     48,000 Global Crossing, Ltd*..............................      1,263,000
     47,550 Nextel Communications, Inc, Class A*...............      2,909,465
                                                                  ------------
                                                                     4,590,059
                                                                  ------------

            Textile -- Apparel (0.1%):
     18,450 VF Corp. ..........................................        441,647
                                                                  ------------

            Textile -- Home Furnishings (0.0%):
     10,675 Springs Industries, Inc.  .........................        343,602
                                                                  ------------

            Tobacco (0.5%):
    150,700 Philip Morris Cos., Inc. ..........................      4,002,969
     24,775 U.S.T., Inc. ......................................        363,883
                                                                  ------------
                                                                     4,366,852
                                                                  ------------

            Tools -- Hand Held (0.0%):
     10,575 Snap-On, Inc. .....................................        281,559
                                                                  ------------

            Toys/Game/Hobby (0.1%):
     29,475 Hasbro, Inc.  .....................................        443,967
                                                                  ------------

            Transportation -- Air Freight (0.1%):
     20,450 FDX Corp.*.........................................        777,100
                                                                  ------------

 Shares or
 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 COMMON STOCKS (continued)
            Transportation -- Airline (0.2%):
     15,375 AMR Corp.*..........................................   $    406,477
     13,150 Delta Air Lines, Inc. ..............................        664,897
     46,075 Southwest Airlines Co.  ............................        872,545
                                                                   ------------
                                                                      1,943,919
                                                                   ------------

            Transportation -- Railroad (0.2%):
     29,000 Norfolk Southern Corp. .............................        431,375
     25,150 Union Pacific Corp. ................................        935,266
                                                                   ------------
                                                                      1,366,641
                                                                   ------------

            Travel Services (0.0%):
     11,112 Sabre Holdings Corp. ...............................        316,692
                                                                   ------------

            Utilities -- Electric Power (1.4%):
     30,050 Consolidated Edison, Inc.  .........................        890,231
     21,025 Detroit Edison Co. .................................        642,577
     35,800 Duke Energy Corp. ..................................      2,018,225
     33,500 Entergy Corp. ......................................        910,781
     19,300 First Energy Corp. .................................        451,138
     21,900 Florida Power & Light, Inc. ........................      1,084,050
     33,700 Northern States Power Co.  .........................        680,319
     25,550 Peco Energy Corp. ..................................      1,029,984
     33,600 Public Service Enterprise Group, Inc. ..............      1,163,400
     38,800 Reliant Energy, Inc.  ..............................      1,147,025
     56,650 Southern Co. .......................................      1,320,653
                                                                   ------------
                                                                     11,338,383
                                                                   ------------
            Utilities -- Telephone (5.8%):
    215,000 AT&T Corp. .........................................      6,799,375
    106,350 Bell Atlantic Corp.*................................      5,403,909
    123,825 BellSouth Corp.  ...................................      5,278,041
     63,350 GTE Corp. ..........................................      3,943,538
    231,325 SBC Communications, Inc. ...........................     10,004,805
     56,650 Sprint Corp. .......................................      2,889,150
     39,175 US West, Inc. ......................................      3,359,256
    191,000 WorldCom, Inc.*.....................................      8,762,125
                                                                   ------------
                                                                     46,440,199
                                                                   ------------
            Total Common Stocks.................................    787,757,259
                                                                   ------------

 INVESTMENT COMPANIES (1.5%):
        260 Dreyfus Cash Management Money Market Fund...........            260
 11,869,798 Federated Prime Value Obligations Money Market
            Fund................................................     11,869,798
                                                                   ------------
            Total Investment Companies..........................     11,870,058
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (1.9%):
 Bank Note (0.3%):
 $  759,400 First Union National Bank, 6.68%, 11/1/00**.........        758,990
    502,400 Bank of America NA, 6.66%, 6/6/01...................        502,124
    500,300 Keybank National Association, 6.67%, 6/27/01........        500,011

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Bank Note (continued)
 $  503,000 zComerica Bank, 6.63%, 1/12/01**....................   $    501,731
    503,000 SPNC Bank, 6.66%, 6/29/01...........................        500,134
                                                                   ------------
                                                                      2,762,990
                                                                   ------------

 Certificate of Deposit (0.1%):
    486,000 Deutsche Bank AG Yankee, 6.67%, 6/29/01.............        485,773
                                                                   ------------

 Commercial Paper (0.4%):
            Banking (0.1%):
    499,806 Societe General North America, 7.00%, 7/3/00........        499,806
                                                                   ------------

            Diversified Financial Services (0.1%):
    500,000 General Electric Capital Corp., 6.59%, 8/14/00......        495,962
                                                                   ------------

            Finance (0.1%):
    500,000 Ford Motor Credit Corp., 6.63%, 7/14/00.............        498,742
    500,000 UBS Finance, 7.13%, 7/5/00..........................        499,604
                                                                   ------------
                                                                        998,346
                                                                   ------------

            Medical-Drugs (0.1%):
    500,000 Merck & Co. Inc., 6.86%, 7/7/00.....................        499,429
                                                                   ------------

            Retail-Discount (0.0%):
    500,000 Wal-Mart Stores Inc., 6.63%, 8/15/00................        495,872
                                                                   ------------

            Utilities (0.0%):
    500,000 Bell South Capital Funding, 6.61%, 8/15/00..........        495,872
                                                                   ------------
                                                                      3,485,287
                                                                   ------------

 U.S. Government Agency Obligations
            Fannie Mae (0.1%):
    501,773 6.57%, 6/7/01.......................................        501,938
                                                                   ------------

 Repurchase Agreements (1.0%):
  2,200,413 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
            (Collateralized by $2,833,859 various Government
            Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
            market value $2,230,805)............................      2,200,413
  2,000,377 Goldman Sachs & Co., 6.79%, 7/3/00 (Collateralized
            by $7,413,293 various Government Agency Securities,
            4.50%-14.00%, 8/15/00-6/20/30, market value
            $2,028,073).........................................      2,000,377
  1,684,313 Morgan Stanley & Company Inc., 6.70%, 7/3/00
            (Collateralized by $2,801,278 various Government
            Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
            market value $1,712,237)............................      1,684,313

 Principal                        Security
   Amount                       Description                       Market Value
 ---------                      -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Repurchase Agreements (continued)
 $2,170,413 Salomon Smith Barney, 6.85%, 7/3/00 (Collateralized
            by $3,519,304 various Government Agency Securities,
            4.50%-9.00%, 9/15/00-6/15/30, market value
            $2,200,688)........................................   $  2,170,413
                                                                  ------------
                                                                     8,055,516
                                                                  ------------
            Total Short-Term Securities Purchased With
            Securities Lending Collateral......................     15,291,504
                                                                  ------------
 Total Investments (Cost $483,877,461) (a) -- 101.9%............   814,918,821
 Other assets in excess of liabilities -- (1.9)%................   (15,045,942)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $799,872,879
                                                                  ============

-------
Percentages indicated are based on net assets of $799,872,879.
(a) Represents cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $361,100,314
   Unrealized depreciation........................................  (30,278,254)
                                                                   ------------
   Net unrealized appreciation.................................... $330,822,060
                                                                   ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
 * Non-income producing security.
** Variable rate security. Rate presented represents rate in effect at June 30,
   2000. Maturity date reflects next rate change date.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)
PLC -- Public Limited Company (British)

At June 30, 2000, the Fund's open long futures contracts were as follows:

                                                         Unrealized
  # of             Opening             Notional         Depreciation         Market
Contracts       Contract Type           Amount           on Futures           Value
---------       -------------          --------         ------------         ------
    30        Standard & Poor's       $11,230,050        $(219,300)        $11,010,750
                500, 9/16/00

                       See Notes to Financial Statements.

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (99.4%):
             Advertising (0.2%):
      21,000 Interpublic Group Cos., Inc. .......................   $    903,000
      13,300 Omnicom Group.......................................      1,184,531
                                                                    ------------
                                                                       2,087,531
                                                                    ------------

             Advertising Agencies (0.0%):
       5,200 Young & Rubicam Inc. ...............................        297,375
                                                                    ------------

             Aerospace & Defense (0.8%):
      65,192 Boeing Co. .........................................      2,725,840
      15,100 General Dynamics Corp. .............................        788,975
      59,412 Honeywell International, Inc. ......................      2,001,442
      29,688 Lockheed Martin Corp. ..............................        736,634
       5,200 Northrop Grumman Corp. .............................        344,500
      25,400 Raytheon Co., Class B...............................        488,950
                                                                    ------------
                                                                       7,086,341
                                                                    ------------

             Appliances & Household Products (0.1%):
       6,300 Maytag Corp. .......................................        232,313
       5,600 Whirlpool Corp. ....................................        261,100
                                                                    ------------
                                                                         493,413
                                                                    ------------

             Applications Software (0.3%):
      13,400 Citrix Systems, Inc.*...............................        253,763
      20,826 Parametric Technology Corp.*........................        229,086
      14,500 Siebel Systems, Inc.*...............................      2,371,656
                                                                    ------------
                                                                       2,854,505
                                                                    ------------

             Auto/Truck -- Original Equipment (0.2%):
       3,100 Cummins Engine, Inc. ...............................         84,475
      12,432 Dana Corp. .........................................        263,403
      42,384 Delphi Automotive Systems Corp. ....................        617,217
       5,500 Eaton Corp. ........................................        368,500
       4,720 Navistar International Corp.*.......................        146,615
       5,850 PACCAR, Inc. .......................................        232,172
       9,100 TRW, Inc. ..........................................        394,713
      11,863 Visteon Corp.*......................................        143,833
                                                                    ------------
                                                                       2,250,928
                                                                    ------------

             Auto/Truck -- Replacement Equipment (0.0%):
      13,425 Genuine Parts Co. ..................................        268,500
                                                                    ------------

             Automotive (0.7%):
      90,600 Ford Motor Co. .....................................      3,895,800
      44,000 General Motors Corp. ...............................      2,554,750
                                                                    ------------
                                                                       6,450,550
                                                                    ------------

             Banks--Central U.S. (0.2%):
      73,482 Firstar Corp. ......................................      1,547,715
      10,395 Old Kent Financial Corp. ...........................        278,066
                                                                    ------------
                                                                       1,825,781
                                                                    ------------

             Banks--Major Regional (2.4%):
      55,200 Bank of New York Co., Inc. .........................      2,566,799
      86,011 Bank One Corp. .....................................      2,284,667

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Banks--Major Regional (continued)
      11,750 Comerica, Inc. .....................................   $    527,281
      74,070 First Union Corp. ..................................      1,837,862
      68,644 FleetBoston Financial Corp. ........................      2,333,895
      33,500 KeyCorp.............................................        590,438
      38,100 Mellon Financial Corp. .............................      1,388,269
      46,200 National City Corp. ................................        788,288
      16,700 Northern Trust Corp. ...............................      1,086,544
      22,000 PNC Bank Corp. .....................................      1,031,250
      13,200 Summit Bancorp......................................        325,050
      24,000 SunTrust Banks, Inc. ...............................      1,096,500
      56,462 U.S. Bancorp........................................      1,086,894
      15,200 Wachovia Corp. .....................................        824,600
     120,100 Wells Fargo Co. ....................................      4,653,874
                                                                    ------------
                                                                      22,422,211
                                                                    ------------

             Banks -- Midwest (0.2%):
      23,200 Fifth Third Bancorp.................................      1,467,400
      17,147 Huntington Bancshares...............................        271,137
                                                                    ------------
                                                                       1,738,537
                                                                    ------------

             Banks -- Money Center (1.2%):
     123,392 Bank of America Corp. ..............................      5,305,856
      26,100 BB&T Corp. .........................................        623,138
      92,724 Chase Manhattan Corp. ..............................      4,271,099
      13,000 J.P. Morgan & Co., Inc. ............................      1,431,625
                                                                    ------------
                                                                      11,631,718
                                                                    ------------

             Banks -- Northeast (0.1%):
      12,000 State Street Corp. .................................      1,272,750
                                                                    ------------

             Banks -- South (0.1%):
      29,350 AmSouth Bancorporation..............................        462,262
      12,700 SouthTrust Corp. ...................................        287,338
                                                                    ------------
                                                                         749,600
                                                                    ------------

             Beverages -- Alcoholic (0.3%):
       2,800 Adolph Coors Co. ...................................        169,400
      34,870 Anheuser-Busch Co., Inc. ...........................      2,604,353
       5,100 Brown-Forman Corp. .................................        274,125
                                                                    ------------
                                                                       3,047,878
                                                                    ------------

             Beverages -- Soft Drinks (1.6%):
     185,200 Coca-Cola Co. ......................................     10,637,424
     109,200 PepsiCo, Inc. ......................................      4,852,575
                                                                    ------------
                                                                      15,489,999
                                                                    ------------

             Broadcasting/Cable (0.8%):
      25,400 Clear Channel Communications, Inc.*.................      1,905,000
      69,500 Comcast Corp., Special Class A*.....................      2,814,750
      45,900 MediaOne Group, Inc.* ..............................      3,043,803
                                                                    ------------
                                                                       7,763,553
                                                                    ------------

             Building & Construction -- Miscellaneous (0.1%):
       3,100 Armstrong Holdings, Inc. ...........................         47,469
      33,500 Masco Corp. ........................................        605,094
       4,100 Owens-Corning Fiberglass Corp. .....................         37,925

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Building & Construction -- Miscellaneous (continued)
       7,500 Vulcan Materials Co. .............................   $    320,156
                                                                  ------------
                                                                     1,010,644
                                                                  ------------

             Building -- Heavy Construction (0.0%):
       5,700 Fluor Corp. ......................................        180,263
                                                                  ------------

             Building -- Maintenance & Service (0.0%):
       9,700 Ecolab, Inc. .....................................        378,906
                                                                  ------------
             Building -- Residential/Commercial (0.0%):
       4,500 Centex Corp. .....................................        105,750
       3,540 Kaufman & Broad Home Corp. .......................         70,136
       3,200 Pulte Corp. ......................................         69,200
                                                                  ------------
                                                                       245,086
                                                                  ------------

             Building Products -- Retail/Wholesale (1.0%):
     172,643 Home Depot, Inc. .................................      8,621,360
      28,700 Lowe's Cos., Inc. ................................      1,178,494
                                                                  ------------
                                                                     9,799,854
                                                                  ------------

             Building Products -- Wood (0.1%):
       8,100 Louisiana-Pacific Corp. ..........................         88,088
      17,650 Weyerhaeuser Co. .................................        758,950
                                                                  ------------
                                                                       847,038
                                                                  ------------

             Business Equipment & Services (0.3%):
      31,200 AES Corp.*........................................      1,423,500
      24,900 Office Depot, Inc.*...............................        155,625
      27,750 Paychex, Inc. ....................................      1,165,500
                                                                  ------------
                                                                     2,744,625
                                                                  ------------

             Business Services (0.0%):
       7,400 H & R Block, Inc. ................................        239,575
                                                                  ------------

             Cellular Telecom (0.4%):
      68,100 Sprint Corp., PCS Group*..........................      4,051,950
                                                                  ------------

             Chemicals -- Diversified (0.7%):
      49,200 Dow Chemical Co. .................................      1,485,225
      78,320 E.I. du Pont de Nemours & Co. ....................      3,426,499
       8,100 Hercules, Inc. ...................................        113,906
      13,000 PPG Industries, Inc. .............................        576,063
      16,377 Rohm & Haas Co. ..................................        565,007
      10,000 Union Carbide Corp. ..............................        495,000
       5,200 W.R. Grace & Co.*.................................         63,050
                                                                  ------------
                                                                     6,724,750
                                                                  ------------

             Chemicals -- Specialty (0.2%):
      17,200 Air Products & Chemical, Inc......................        529,975
       5,900 Eastman Chemical Co. .............................        281,725
       9,337 Engelhard Corp. ..................................        159,313
       4,400 Great Lakes Chemical Corp.........................        138,600
      11,900 Praxair, Inc. ....................................        445,506
       7,600 Sigma-Aldrich Corp. ..............................        222,300
                                                                  ------------
                                                                     1,777,419
                                                                  ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Circuits (0.3%):
      23,300 Linear Technology Corp. ............................   $  1,489,744
      20,800 Maxim Integrated Products, Inc.*....................      1,413,100
                                                                    ------------
                                                                       2,902,844
                                                                    ------------

             Commercial Services (0.1%):
      52,919 Cendant Corp.*......................................        740,866
       8,500 Quintiles Transnational Corp.*......................        120,063
                                                                    ------------
                                                                         860,929
                                                                    ------------

             Commercial Services -- Finance (0.0%):
       4,000 Convergys Corp.*....................................        207,500
                                                                    ------------

             Computer Software (5.7%):
       8,900 Adobe Systems, Inc. ................................      1,157,000
      44,118 Computer Associates International, Inc. ............      2,258,290
      27,000 Compuware Corp.*....................................        280,125
       3,000 Mercury Interactive Corp.*..........................        290,250
     390,400 Microsoft Corp.*....................................     31,231,999
     211,624 Oracle Corp.*.......................................     17,789,643
                                                                    ------------
                                                                      53,007,307
                                                                    ------------
             Computers -- Integrated Systems (0.0%):
       7,200 NCR Corp.*..........................................        280,350
                                                                    ------------

             Computers -- Local Area Network (3.5%):
     517,800 Cisco Systems, Inc.*................................     32,783,212
      24,600 Novell, Inc.*.......................................        227,550
                                                                    ------------
                                                                      33,010,762
                                                                    ------------

             Computers -- Mainframe (1.6%):
     132,050 IBM Corp. ..........................................     14,467,728
      23,300 Unisys Corp.*.......................................        339,306
                                                                    ------------
                                                                      14,807,034
                                                                    ------------

             Computers -- Memory Devices (1.8%):
     161,800 EMC Corp.*..........................................     12,448,487
      16,200 Seagate Technology, Inc.*...........................        891,000
      29,200 VERITAS Software Corp.*.............................      3,300,056
                                                                    ------------
                                                                      16,639,543
                                                                    ------------

             Computers -- Micro (1.6%):
      24,200 Apple Computer, Inc.*...............................      1,267,475
     127,024 Compaq Computer Corp. ..............................      3,247,051
     192,400 Dell Computer Corp.*................................      9,487,725
      23,700 Gateway 2000, Inc.*.................................      1,344,975
                                                                    ------------
                                                                      15,347,226
                                                                    ------------

             Computers -- Mini (2.1%):
      75,400 Hewlett-Packard Co. ................................      9,415,575
     118,400 Sun Microsystems, Inc.*.............................     10,766,999
                                                                    ------------
                                                                      20,182,574
                                                                    ------------

             Computers -- Networking Products (0.4%):
      25,700 3Com Corp.*.........................................      1,480,963
       7,900 Adaptec Inc.*.......................................        179,725

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Computers -- Networking Products (continued)
      13,800 Cabletron Systems, Inc.*..........................   $    348,450
      22,800 Network Appliance, Inc.*..........................      1,835,400
                                                                  ------------
                                                                     3,844,538
                                                                  ------------

             Computers -- Services (0.8%):
      47,300 Automatic Data Processing, Inc. ..................      2,533,506
      10,900 Ceridian Corp.*...................................        262,281
      12,500 Computer Sciences Corp.*..........................        933,594
      35,300 Electronic Data Systems Corp......................      1,456,125
      10,700 Equifax, Inc. ....................................        280,875
      31,400 First Data Corp. .................................      1,558,225
       4,400 Sapient Corp.*....................................        470,525
                                                                  ------------
                                                                     7,495,131
                                                                  ------------

             Consumer Durable (0.1%):
      10,700 Danaher Corp. ....................................        528,981
                                                                  ------------

             Consumer Non-Durable (0.1%):
      31,900 Coca-Cola Enterprises, Inc. ......................        520,369
                                                                  ------------

             Consumer Products -- Miscellaneous (0.0%):
       4,800 American Greetings Corp., Class A.................         91,200
       4,300 Tupperware Corp. .................................         94,600
                                                                  ------------
                                                                       185,800
                                                                  ------------

             Containers & Packaging (0.0%):
      11,400 Owens-Illinois, Inc.*.............................        133,238
       6,216 Sealed Air Corp.*.................................        325,563
                                                                  ------------
                                                                       458,801
                                                                  ------------
             Containers -- Metal & Glass (0.0%):
       2,200 Ball Corp. .......................................         70,813
       9,800 Crown Cork & Seal Co., Inc. ......................        147,000
                                                                  ------------
                                                                       217,813
                                                                  ------------

             Containers -- Paper & Plastic (0.0%):
       3,900 Bemis Co. ........................................        131,138
      12,800 Pactiv Corp.*.....................................        100,800
                                                                  ------------
                                                                       231,938
                                                                  ------------

             Cosmetics & Toiletries (0.7%):
       4,100 Alberto-Culver Co., Class B.......................        125,306
      18,200 Avon Products, Inc. ..............................        809,900
      80,464 Gillette Co. .....................................      2,811,212
       7,900 International Flavors & Fragrances, Inc. .........        238,481
      41,640 Kimberly-Clark Corp. .............................      2,389,095
                                                                  ------------
                                                                     6,373,994
                                                                  ------------

             Cruise Lines (0.1%):
      46,300 Carnival Corp. ...................................        902,850
                                                                  ------------

             Distribution/Wholesale (0.1%):
      33,300 Costco Wholesale Corp.*...........................      1,098,900
                                                                  ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Diversified (4.9%):
       5,025 Crane Co. ..........................................   $    122,170
       2,300 Freeport-McMoran-Cooper Corp.*......................        133,400
     738,200 General Electric Co. (b)............................     39,124,599
      23,130 IMS Health, Inc. ...................................        416,340
       6,600 ITT Industries, Inc. ...............................        200,475
       6,400 Johnson Controls, Inc. .............................        328,400
      29,900 Minnesota Mining & Manufacturing Co. ...............      2,466,750
       3,000 National Service Industries, Inc. ..................         58,500
      11,200 Textron, Inc. ......................................        608,300
      35,600 United Technologies Corp. ..........................      2,095,950
                                                                    ------------
                                                                      45,554,884
                                                                    ------------

             Electric -- Integrated (0.2%):
      12,000 CP&L Energy, Inc. ..................................        383,250
      17,867 Dominion Resources, Inc. ...........................        766,047
      10,900 PP&L, Inc.*.........................................        239,119
      20,770 TXU Corp. ..........................................        612,715
                                                                    ------------
                                                                       2,001,131
                                                                    ------------

             Electrical & Electronic (0.1%):
      14,675 Molex, Inc. ........................................        706,234
                                                                    ------------

             Electrical Components -- Semiconductors (6.6%):
      11,000 Advanced Micro Devices, Inc.*.......................        849,750
      15,000 Altera Corp.*.......................................      1,529,063
      26,200 Analog Devices, Inc.*...............................      1,991,200
      60,100 Applied Materials, Inc.*............................      5,446,562
      16,100 Conexant Systems, Inc.*.............................        782,863
     249,600 Intel Corp. ........................................     33,368,399
      22,300 LSI Logic Corp.*....................................      1,206,988
      40,500 Micron Technology, Inc.*............................      3,566,531
      12,900 National Semiconductor Corp.*.......................        732,075
       7,000 Novellus Systems, Inc.*.............................        395,938
      14,200 Rockwell International Corp. .......................        447,300
     122,000 Texas Instruments, Inc. ............................      8,379,874
      24,100 Xilinx, Inc.*.......................................      1,989,756
                                                                    ------------
                                                                      60,686,299
                                                                    ------------

             Electronic -- Connectors (0.0%):
       4,400 Thomas & Betts Corp. ...............................         84,150
                                                                    ------------
             Electronic -- Miscellaneous Components (0.1%):
       9,600 Sanmina Corp.*......................................        820,800
                                                                    ------------

             Electronic Components -- Semiconductors (0.2%):
      13,800 KLA-Tencor Corp.*...................................        808,163
      12,800 Teradyne, Inc.*.....................................        940,800
                                                                    ------------
                                                                       1,748,963
                                                                    ------------

             Electronic Components/Instruments (0.2%):
      44,400 Solectron Corp.*....................................      1,859,250
                                                                    ------------

             Electronic Measuring Equipment (0.0%):
       3,500 Tektronix, Inc. ....................................        259,000
                                                                    ------------

             Electronic Measuring Instruments (0.3%):
      33,657 Agilent Technologies, Inc.*.........................      2,482,204
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                 Security                          Market
   Shares                       Description                        Value
   ------                       -----------                        ------

 COMMON STOCKS (continued)
             Electronics (0.0%):
       6,000 American Power Conversion Corp.*................   $    244,875
                                                                ------------

             Energy (0.0%):
      13,300 Niagara Mohawk Holdings Inc.*...................        185,369
                                                                ------------

             Enterprise Software (0.0%):
      20,100 PeopleSoft, Inc.*...............................        336,675
                                                                ------------

             Fiber Optics (0.6%):
      20,700 Corning, Inc. ..................................      5,586,413
                                                                ------------

             Finance (0.8%):
      54,654 Associates First Capital Corp., Class A.........      1,219,467
       8,487 Bear Stearns Companies, Inc. ...................        353,271
      14,800 Capital One Financial Corp. ....................        660,450
      18,600 Franklin Resources, Inc. .......................        564,975
      60,130 MBNA Corp. .....................................      1,631,027
       9,000 Price (T. Rowe) Associates......................        382,500
      16,400 Regions Financial Corp. ........................        325,950
      11,900 SLM Holding Corp. ..............................        445,506
      10,700 Union Planters Corp. ...........................        298,931
      43,269 Washington Mutual, Inc. ........................      1,249,393
                                                                ------------
                                                                   7,131,470
                                                                ------------

             Financial -- Banking (0.0%):
      21,000 Synovus Financial Corp. ........................        370,125
                                                                ------------

             Financial -- Consumer Loans (0.3%):
      35,293 Household International, Inc. ..................      1,466,865
      10,650 Providian Financial Corp. ......................        958,500
                                                                ------------
                                                                   2,425,365
                                                                ------------

             Financial -- Investment Banker/Broker (0.1%):
       9,000 Lehman Brothers Holding, Inc. ..................        851,063
      10,700 Paine Webber Group Inc. ........................        486,850
                                                                ------------
                                                                   1,337,913
                                                                ------------

             Financial -- Investment Bankers (0.7%):
      27,800 Merrill Lynch & Co., Inc. ......................      3,197,000
      96,175 Schwab (Charles) Corp. .........................      3,233,884
                                                                ------------
                                                                   6,430,884
                                                                ------------

             Financial -- Miscellaneous Services (1.3%):
     100,700 American Express Co. ...........................      5,248,988
      83,532 Morgan Stanley, Dean Witter & Co. ..............      6,954,039
                                                                ------------
                                                                  12,203,027
                                                                ------------

             Financial -- Mortgage & Related Services (0.7%):
       8,500 Countrywide Credit Industries, Inc. ............        257,656
      76,900 Fannie Mae......................................      4,013,219
      52,100 Freddie Mac.....................................      2,110,050
                                                                ------------
                                                                   6,380,925
                                                                ------------

             Financial -- Savings & Loan (0.1%):
      12,100 Golden West Financial Corp......................        493,831
                                                                ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Financial Services -- Diversified (1.6%):
     252,866 Citigroup, Inc. ....................................   $ 15,235,177
                                                                    ------------

             Food -- Canned (0.2%):
      32,000 Campbell Soup Co. ..................................        932,000
      26,600 H.J. Heinz Co. .....................................      1,163,750
                                                                    ------------
                                                                       2,095,750
                                                                    ------------

             Food -- Confectionery (0.1%):
      10,400 Hershey Foods Corp. ................................        506,350
       8,700 Wm. Wrigley Jr. Co. ................................        697,631
                                                                    ------------
                                                                       1,203,981
                                                                    ------------

             Food -- Diversified (0.9%):
      20,900 Bestfoods...........................................      1,447,325
      36,950 ConAgra, Inc. ......................................        704,359
      22,600 General Mills, Inc. ................................        864,450
      30,400 Kellogg Co. ........................................        904,400
      24,500 Nabisco Group Holdings..............................        635,469
      10,000 Quaker Oats Co. ....................................        751,250
      22,640 Ralston Purina Group................................        451,385
      68,200 Sara Lee Corp. .....................................      1,317,113
      42,835 Unilever NV.........................................      1,841,905
                                                                    ------------
                                                                       8,917,656
                                                                    ------------

             Food -- Flour & Grain (0.0%):
      45,524 Archer-Daniels-Midland Co. .........................        446,704
                                                                    ------------

             Food Items -- Wholesale (0.1%):
      10,600 SUPERVALU, Inc. ....................................        202,063
      24,700 Sysco Corp. ........................................      1,040,487
                                                                    ------------
                                                                       1,242,550
                                                                    ------------

             Food Products (0.2%):
      38,200 Safeway, Inc.*......................................      1,723,775
                                                                    ------------

             Gas & Electric Utility (0.1%):
      28,800 PG & E Corp. .......................................        709,200
                                                                    ------------

             Health Care (0.1%):
      21,127 McKesson HBOC, Inc. ................................        442,347
       4,800 Wellpoint Health Networks*..........................        347,700
                                                                    ------------
                                                                         790,047
                                                                    ------------

             Home Decoration Products (0.1%):
      14,700 Leggett & Platt, Inc. ..............................        242,550
      21,180 Newell Rubbermaid, Inc. ............................        545,385
                                                                    ------------
                                                                         787,935
                                                                    ------------

             Hotels & Lodging (0.1%):
      27,900 Hilton Hotels Corp. ................................        261,563
      18,700 Marriott International, Inc., Class A...............        674,368
                                                                    ------------
                                                                         935,931
                                                                    ------------

             Instruments -- Scientific (0.2%):
       3,400 Millipore Corp. ....................................        256,275
      15,500 PE Corp-PE Biosystems Group.........................      1,021,063

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Instruments -- Scientific (continued)
       3,600 PerkinElmer, Inc. ................................   $    238,050
                                                                  ------------
                                                                     1,515,388
                                                                  ------------

             Insurance (0.1%):
      12,300 Cincinnati Financial Corp. .......................        386,681
       8,000 Loews Corp. ......................................        480,000
       5,500 Progressive Corp. ................................        407,000
                                                                  ------------
                                                                     1,273,681
                                                                  ------------

             Insurance -- Accident & Health (0.1%):
      19,200 Aon Corp. ........................................        596,400
                                                                  ------------

             Insurance -- Brokers (0.2%):
      20,050 Marsh & McLennan Cos., Inc. ......................      2,093,972
                                                                  ------------

             Insurance -- Life (0.4%):
      20,000 AFLAC, INC. ......................................        918,750
      18,498 American General Corp. ...........................      1,128,378
      24,764 Conseco, Inc. ....................................        241,449
       7,825 Jefferson-Pilot Corp. ............................        441,623
      10,000 Torchmark Corp. ..................................        246,875
      17,984 UNUM Corp. .......................................        360,804
                                                                  ------------
                                                                     3,337,879
                                                                  ------------

             Insurance -- Multi-Line (0.4%):
      10,770 Aetna, Inc. ......................................        691,299
      12,600 CIGNA Corp. ......................................      1,178,100
      16,600 Hartford Financial Services Group, Inc. ..........        928,563
       7,500 MBIA, Inc. .......................................        361,406
       7,900 MGIC Investment Corp. ............................        359,450
                                                                  ------------
                                                                     3,518,818
                                                                  ------------

             Insurance -- Property & Casualty (1.8%):
      55,598 Allstate Corp. ...................................      1,237,055
     116,092 American International Group, Inc. ...............     13,640,809
      13,200 Chubb Corp. ......................................        811,800
      14,700 Lincoln National Corp. ...........................        531,038
       9,700 Safeco Corp. .....................................        192,788
      17,034 St. Paul Cos., Inc. ..............................        581,285
                                                                  ------------
                                                                    16,994,775
                                                                  ------------

             Internet Software (1.5%):
     171,100 America Online, Inc.*.............................      9,025,525
      40,600 Yahoo, Inc.*......................................      5,029,325
                                                                  ------------
                                                                    14,054,850
                                                                  ------------

             Leisure & Recreation Products (0.0%):
       6,800 Brunswick Corp. ..................................        112,625
                                                                  ------------
             Leisure & Recreation/Gaming (0.0%):
       9,700 Harrah's Entertainment, Inc.*.....................        203,094
                                                                  ------------

             Machine Tools & Related Products (0.0%):
       6,500 The Black & Decker Corp. .........................        255,531
                                                                  ------------

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Machinery -- Construction/Mining (0.1%):
      26,700 Caterpillar, Inc. ................................   $    904,462
      12,250 Ingersoll-Rand Co. ...............................        493,063
                                                                  ------------
                                                                     1,397,525
                                                                  ------------

             Machinery -- Electrical (0.2%):
      32,300 Emerson Electric Co. .............................      1,950,112
       7,000 W.W. Grainger, Inc. ..............................        215,688
                                                                  ------------
                                                                     2,165,800
                                                                  ------------

             Machinery -- Farm (0.1%):
       1,700 Briggs & Stratton Corp. ..........................         58,225
      17,500 Deere & Co. ......................................        647,500
                                                                  ------------
                                                                       705,725
                                                                  ------------

             Machinery--General Industrial (0.3%):
       7,100 Cooper Industries, Inc. ..........................        231,194
      15,300 Dover Corp. ......................................        620,606
      22,500 Illinois Tool Works, Inc. ........................      1,282,500
       8,425 Parker Hannifin Corp. ............................        288,556
                                                                  ------------
                                                                     2,422,856
                                                                  ------------

             Machinery -- Thermal Processor (0.0%):
      12,000 Thermo Electron Corp. *...........................        252,750
                                                                  ------------
             Media Conglomerates (2.2%):
      96,520 Time Warner, Inc. ................................      7,335,519
     114,276 Viacom, Inc., Class B*............................      7,792,194
     155,250 Walt Disney Co.*..................................      6,025,641
                                                                  ------------
                                                                    21,153,354
                                                                  ------------

             Medical -- Biomedical/Genetic (0.6%):
      76,600 Amgen, Inc.*......................................      5,381,150
      11,300 Biogen, Inc.*.....................................        728,850
                                                                  ------------
                                                                     6,110,000
                                                                  ------------

             Medical -- Drugs (8.1%):
     115,300 Abbott Laboratories...............................      5,138,056
       7,700 ALZA Corp.*.......................................        455,263
      97,900 American Home Products Corp. .....................      5,751,625
     148,800 Bristol-Myers Squibb Co. .........................      8,667,600
      81,800 Eli Lilly & Co. ..................................      8,169,775
      13,000 MedImmune, Inc.*..................................        962,000
     171,250 Merck & Co., Inc. ................................     13,122,031
     467,400 Pfizer, Inc. .....................................     22,435,199
      93,912 Pharmacia Corp. ..................................      4,854,077
     110,200 Schering-Plough Corp. ............................      5,565,100
       7,200 Watson Pharmaceutical, Inc.*......................        387,000
                                                                  ------------
                                                                    75,507,726
                                                                  ------------

             Medical -- Health Medical Organization (0.1%):
      12,400 Humana, Inc.*.....................................         65,875
      12,700 UnitedHealth Group, Inc. .........................      1,089,025
                                                                  ------------
                                                                     1,154,900
                                                                  ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Medical -- Hospital (0.2%):
      42,249 HCA-The Healthcare Corp. ...........................   $  1,283,313
      23,400 Tenet Healthcare Corp.*.............................        631,800
                                                                    ------------
                                                                       1,915,113
                                                                    ------------

             Medical -- Nursing Homes (0.0%):
       7,600 Manor Care, Inc.*...................................         53,200
                                                                    ------------
             Medical -- Outpatient/Home Care (0.0%):
      28,600 HEALTH SOUTH Corp.*.................................        205,563
                                                                    ------------

             Medical -- Wholesale Drug (0.2%):
      21,100 Cardinal Health, Inc. ..............................      1,561,400
                                                                    ------------

             Medical Instruments (0.6%):
       8,500 Biomet, Inc. .......................................        326,719
      31,100 Boston Scientific Corp.*............................        682,256
      89,600 Medtronic, Inc. ....................................      4,463,200
       6,300 St. Jude Medical, Inc.*.............................        289,013
                                                                    ------------
                                                                       5,761,188
                                                                    ------------

             Medical Products (0.3%):
      21,800 Baxter International, Inc. .........................      1,532,813
      23,100 Guidant Corp.*......................................      1,143,450
       5,100 Mallinckrodt, Inc. .................................        221,531
                                                                    ------------
                                                                       2,897,794
                                                                    ------------
             Medical/Dental Supplies (1.2%):
       4,300 Bausch & Lomb, Inc. ................................        332,713
      19,000 Becton, Dickinson & Co. ............................        545,063
       3,800 C.R. Bard, Inc. ....................................        182,875
     104,400 Johnson & Johnson...................................     10,635,749
                                                                    ------------
                                                                      11,696,400
                                                                    ------------

             Metal -- Gold (0.1%):
      29,600 Barrick Gold Corp. .................................        538,349
      19,200 Homestake Mining Co. ...............................        132,000
      12,715 Newmont Mining Corp. ...............................        274,962
      24,600 Placer Dome, Inc. ..................................        235,238
                                                                    ------------
                                                                       1,180,549
                                                                    ------------

             Metal -- Miscellaneous (0.0%):
      14,500 Inco, Ltd.*.........................................        222,938
                                                                    ------------

             Metal -- Non-Ferrous (0.1%):
      16,450 Alcan Aluminum, Ltd. ...............................        509,950
      12,100 Freeport-McMoran Copper & Gold, Inc., Class B*......        111,925
                                                                    ------------
                                                                         621,875
                                                                    ------------

             Metal -- Processing & Fabrication (0.0%):
       4,700 Timken Co. .........................................         87,537
       6,625 Worthington Industries, Inc. .......................         69,563
                                                                    ------------
                                                                         157,100
                                                                    ------------

                                 Security                          Market
   Shares                       Description                        Value
   ------                       -----------                        ------

 COMMON STOCKS (continued)
             Metals (0.2%):
      65,176 Alcoa, Inc. ....................................   $  1,890,104
       6,117 Phelps Dodge Corp. .............................        227,476
                                                                ------------
                                                                   2,117,580
                                                                ------------

             Motorcycle/Motor Scooter (0.1%):
      22,700 Harley-Davidson, Inc. ..........................        873,950
                                                                ------------

             Multimedia (0.2%):
      32,500 Seagram Co., Ltd. ..............................      1,885,000
                                                                ------------

             Non-Hazardous Waste Disposal (0.0%):
      14,300 Allied Waste Industries, Inc.*..................        143,000
                                                                ------------

             Office Automation & Equipment (0.2%):
      19,900 Pitney Bowes, Inc. .............................        796,000
      49,834 Xerox Corp. ....................................      1,034,056
                                                                ------------
                                                                   1,830,056
                                                                ------------

             Office Supplies & Forms (0.1%):
       8,500 Avery Dennison Corp. ...........................        570,563
       5,600 Deluxe Corp. ...................................        131,950
                                                                ------------
                                                                     702,513
                                                                ------------

             Oil & Gas (0.3%):
       9,600 Anadarko Petroleum Corp. .......................        473,400
       8,600 Apache Corp. ...................................        505,788
      46,986 Conoco, Inc., Class B...........................      1,154,093
      15,640 Transocean Sedco Forex, Inc. ...................        835,763
                                                                ------------
                                                                   2,969,044
                                                                ------------

             Oil & Gas -- Drilling (0.0%):
       6,900 Rowan Cos., Inc.*...............................        209,588
                                                                ------------

             Oil -- Field Services (0.5%):
      33,100 Halliburton Co. ................................      1,561,906
      41,200 Schlumberger, Ltd. .............................      3,074,550
                                                                ------------
                                                                   4,636,456
                                                                ------------

             Oil -- International Integrated (3.9%):
      49,200 Chevron Corp. ..................................      4,172,775
     258,970 Exxon Mobil Corp. ..............................     20,329,144
     160,800 Royal Dutch Petroleum Co., ADR..................      9,899,250
      41,500 Texaco, Inc. ...................................      2,209,875
                                                                ------------
                                                                  36,611,044
                                                                ------------

             Oil -- Production/Pipeline (0.5%):
      16,000 Coastal Corp. ..................................        974,000
      53,700 Enron Corp. ....................................      3,463,650
                                                                ------------
                                                                   4,437,650
                                                                ------------

             Oil -- U.S. Exploration & Production (0.1%):
      16,265 Burlington Resources, Inc. .....................        622,136
      18,923 Union Pacific Resources Group, Inc. ............        416,306
                                                                ------------
                                                                   1,038,442
                                                                ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Oil -- U.S. Integrated (0.4%):
       6,800 Amerada Hess Corp. .................................   $    419,900
       7,173 Kerr-Mcgee Corp. ...................................        422,759
      27,600 Occidental Petroleum Corp. .........................        581,325
      19,000 Phillips Petroleum Co. .............................        963,062
      18,200 Unocal Corp. .......................................        602,875
      23,300 USX-Marathon Group..................................        583,956
                                                                    ------------
                                                                       3,573,877
                                                                    ------------

             Oil Field Machinery & Equipment (0.1%):
      24,680 Baker Hughes, Inc. .................................        789,760
       4,500 McDermott International, Inc. ......................         39,656
                                                                    ------------
                                                                         829,416
                                                                    ------------

             Oil Refining (0.1%):
       5,300 Ashland, Inc. ......................................        185,831
       6,774 Sunoco, Inc. .......................................        199,410
      10,800 Tosco Corp. ........................................        305,775
                                                                    ------------
                                                                         691,016
                                                                    ------------

             Optical Supplies (0.1%):
       9,900 Allergan, Inc. .....................................        737,550
                                                                    ------------

             Paints & Related Products (0.0%):
      12,400 Sherwin-Williams Co. ...............................        262,725
                                                                    ------------

             Paper & Related Products (0.3%):
       4,208 Boise Cascade Corp. ................................        108,882
      16,200 Fort James Corp. ...................................        374,625
      12,800 Georgia Pacific Corp. ..............................        336,000
      36,137 International Paper Co. ............................      1,077,322
       7,700 Mead Corp. .........................................        194,425
       2,200 Potlatch Corp. .....................................         72,875
       4,200 Temple-Inland, Inc. ................................        176,400
       7,550 Westvaco Corp. .....................................        187,334
       8,400 Williamette Industries, Inc. .......................        228,900
                                                                    ------------
                                                                       2,756,763
                                                                    ------------

             Photography (0.2%):
      23,700 Eastman Kodak Co. ..................................      1,410,150
       3,289 Polaroid Corp. .....................................         59,408
                                                                    ------------
                                                                       1,469,558
                                                                    ------------

             Pipelines (0.3%):
       6,050 Columbia Energy Group...............................        397,031
      17,100 El Paso Energy Corporation..........................        871,031
      32,600 The Williams Companies, Inc. .......................      1,359,013
                                                                    ------------
                                                                       2,627,075
                                                                    ------------

             Pollution Control (0.1%):
       9,399 Pall Corp. .........................................        173,882
      46,442 Waste Management, Inc.*.............................        882,398
                                                                    ------------
                                                                       1,056,280
                                                                    ------------

             Printers & Related Products (0.1%):
       9,600 Lexmark International Group, Inc.*..................        645,600
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Printing & Publishing (0.0%):
      12,065 Dun & Bradstreet Corp. .............................   $    345,361
                                                                    ------------

             Printing -- Commercial (0.0%):
       9,600 R.R. Donnelley & Sons Co. ..........................        216,600
                                                                    ------------

             Protection -- Safety (0.6%):
     126,820 Tyco International, Ltd. ...........................      6,008,098
                                                                    ------------

             Publishing -- Books (0.1%):
      14,700 McGraw-Hill Cos., Inc. .............................        793,800
                                                                    ------------

             Publishing -- Newspapers (0.4%):
       6,700 Dow Jones & Co., ...................................        490,775
      20,900 Gannett, Inc. ......................................      1,250,082
       6,300 Knight-Ridder, Inc. ................................        335,081
      12,800 New York Times Co.*.................................        505,600
      29,050 Tribune Co. ........................................      1,016,750
                                                                    ------------
                                                                       3,598,288
                                                                    ------------

             Publishing -- Periodicals (0.0%):
       3,900 Meredith Corp. .....................................        131,625
                                                                    ------------

             Restaurants (0.5%):
       9,700 Darden Restaurants, Inc. ...........................        157,625
     101,500 McDonald's Corp.*...................................      3,343,156
       8,000 Starbucks Corp.*....................................        305,500
      11,310 Tricon Global Restaurants*..........................        319,508
       9,100 Wendy's International, Inc. ........................        162,094
                                                                    ------------
                                                                       4,287,883
                                                                    ------------

             Retail (0.4%):
      10,500 Bed Bath & Beyond, Inc.*............................        380,625
      15,300 Best Buy Co.*.......................................        967,725
       8,200 Consolidated Stores*................................        106,088
      24,733 Dollar General Corp. ...............................        482,294
      24,500 Kohl's Corp.*.......................................      1,362,812
      35,200 Staples, Inc.*......................................        541,200
                                                                    ------------
                                                                       3,840,744
                                                                    ------------

             Retail -- Apparel/Shoes (0.4%):
      63,837 Gap, Inc. ..........................................      1,994,906
      32,156 Limited, Inc. ......................................        695,374
      10,200 Nordstrom, Inc. ....................................        246,075
      23,300 TJX Companies, Inc. ................................        436,875
                                                                    ------------
                                                                       3,373,230
                                                                    ------------

             Retail -- Consumer Electronics (0.1%):
      15,300 Circuit City Stores, Inc. ..........................        507,769
      14,456 RadioShack Corp. ...................................        684,853
                                                                    ------------
                                                                       1,192,622
                                                                    ------------

             Retail -- Discount (2.1%):
      36,500 Kmart Corp.*........................................        248,656
      18,050 Toys 'R' Us, Inc.*..................................        262,853
     334,050 Wal-Mart Stores, Inc. (b) ..........................     19,249,631
                                                                    ------------
                                                                      19,761,140
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Retail -- Drug Store (0.4%):
      29,400 CVS Corp. ..........................................   $  1,176,000
       3,000 Longs Drug Stores Corp. ............................         65,250
      14,600 Rite Aid Corp.*.....................................         95,813
      75,500 Walgreen Co. .......................................      2,430,156
                                                                    ------------
                                                                       3,767,219
                                                                    ------------
             Retail -- Jewelry (0.0%):
       5,400 Tiffany & Co. ......................................        364,500
                                                                    ------------

             Retail -- Major Department Stores (0.4%):
       5,316 Harcourt General, Inc. .............................        289,058
      19,500 J.C. Penney, Inc. ..................................        359,531
      24,900 May Department Stores Co. ..........................        597,600
      28,375 Sears, Roebuck & Co. ...............................        925,734
      32,900 Target Corp. .......................................      1,908,200
                                                                    ------------
                                                                       4,080,123
                                                                    ------------

             Retail -- Regional Department Stores (0.1%):
       7,900 Dillards Department Stores, Inc. ...................         96,775
      15,700 Federated Department Stores, Inc.*..................        529,875
                                                                    ------------
                                                                         626,650
                                                                    ------------

             Retail -- Supermarkets (0.3%):
      31,797 Albertson's, Inc. ..................................      1,057,250
       2,900 Great Atlantic & Pacific Tea Co., Inc. .............         48,213
      62,600 Kroger Co.*.........................................      1,381,112
      11,000 Winn-Dixie Stores, Inc. ............................        157,438
                                                                    ------------
                                                                       2,644,013
                                                                    ------------

             Retail/Wholesale -- Auto Parts (0.0%):
      10,400 AutoZone, Inc.*.....................................        228,800
                                                                    ------------
             Rubber -- Tires (0.1%):
       5,700 Cooper Tire & Rubber Co. ...........................         63,413
      11,800 Goodyear Tire & Rubber Co. .........................        236,000
       8,300 The B.F. Goodrich Co. ..............................        282,718
                                                                    ------------
                                                                         582,131
                                                                    ------------

             Savings and loan associations, federally chartered (0.0%):
      15,600 Charter One Financial, Inc. ........................        358,800
                                                                    ------------

             Shoes & Related Apparel (0.1%):
      20,700 Nike, Inc., Class B.................................        824,118
       4,200 Reebok International Ltd.*..........................         66,938
                                                                    ------------
                                                                         891,056
                                                                    ------------

             Soap & Cleaning Preparations (1.0%):
      17,700 Clorox, Inc. .......................................        793,181
      43,700 Colgate-Palmolive Co. ..............................      2,616,538
      98,700 Procter & Gamble Co. ...............................      5,650,575
                                                                    ------------
                                                                       9,060,294
                                                                    ------------

             Software Tools (0.0%):
       4,600 Autodesk, Inc. .....................................        159,563
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Steel -- Producers (0.0%):
       9,700 Bethlehem Steel Corp.*..............................   $     34,556
       6,500 Nucor Corp. ........................................        215,719
       6,640 USX-U.S. Steel Group................................        123,255
                                                                    ------------
                                                                         373,530
                                                                    ------------

             Technology (0.1%):
      18,300 BMC Software, Inc.*.................................        667,664
                                                                    ------------

             Telecom Equipment (0.4%):
      55,300 QUALCOMM, Inc.*.....................................      3,318,000
                                                                    ------------

             Telecommunications -- Equipment (4.4%):
      22,500 ADC Telecommunications, Inc.*.......................      1,887,188
       6,960 Allegheny Technologies Inc. ........................        125,280
       6,055 Andrew Corp.*.......................................        203,221
      11,500 Comverse Technology, Inc.*..........................      1,069,500
     239,037 Lucent Technologies, Inc. ..........................     14,162,941
     159,480 Motorola, Inc. .....................................      4,634,888
     221,300 Nortel Networks Corp., ADR..........................     15,103,724
      11,900 Scientific-Atlanta, Inc. ...........................        886,550
      30,200 Tellabs, Inc. *.....................................      2,066,813
                                                                    ------------
                                                                      40,140,105
                                                                    ------------

             Telecommunications -- Services and Equipment (0.6%):
      10,600 CenturyTel, Inc. ...................................        304,750
      65,855 Global Crossing, Ltd*...............................      1,732,810
      56,500 Nextel Communications, Inc, Class A*................      3,457,093
                                                                    ------------
                                                                       5,494,653
                                                                    ------------

             Textile -- Apparel (0.0%):
       4,400 Liz Claiborne, Inc. ................................        155,100
       2,400 Russell Corp. ......................................         48,000
       8,900 VF Corp. ...........................................        213,044
                                                                    ------------
                                                                         416,144
                                                                    ------------

             Textile -- Home Furnishings (0.0%):
       1,300 Springs Industries, Inc. ...........................         41,844
                                                                    ------------

             Tobacco (0.6%):
      12,400 Fortune Brands, Inc. ...............................        285,975
     177,500 Philip Morris Cos., Inc. ...........................      4,714,844
      12,800 U.S.T., Inc. .......................................        188,000
                                                                    ------------
                                                                       5,188,819
                                                                    ------------

             Tools -- Hand Held (0.0%):
       4,350 Snap-On, Inc. ......................................        115,819
       6,800 The Stanley Works...................................        161,500
                                                                    ------------
                                                                         277,319
                                                                    ------------

             Toys/Game/Hobby (0.1%):
      13,200 Hasbro, Inc. .......................................        198,825
      31,547 Mattel, Inc. .......................................        416,026
                                                                    ------------
                                                                         614,851
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Transportation (0.1%):
       8,300 Kansas City Southern Industries, Inc. ............   $    736,106
                                                                  ------------

             Transportation -- Air Freight (0.1%):
      21,720 FDX Corp.*........................................        825,360
                                                                  ------------

             Transportation -- Airline (0.2%):
      11,100 AMR Corp.*........................................        293,456
       9,700 Delta Air Lines, Inc. ............................        490,456
      37,837 Southwest Airlines Co. ...........................        716,539
       5,300 US Airways Group, Inc.*...........................        206,700
                                                                  ------------
                                                                     1,707,151
                                                                  ------------

             Transportation -- Equipment & Leasing (0.0%):
       4,500 Ryder Systems, Inc. ..............................         85,219
                                                                  ------------

             Transportation--Railroad (0.2%):
      34,300 Burlington Northern Santa Fe Corp. ...............        786,756
      16,508 CSX Corp. ........................................        349,763
      28,600 Norfolk Southern Corp. ...........................        425,425
      18,600 Union Pacific Corp. ..............................        691,688
                                                                  ------------
                                                                     2,253,632
                                                                  ------------

             Travel Services (0.0%):
       9,665 Sabre Holdings Corp. .............................        275,453
                                                                  ------------

             Utilities (0.1%):
       8,600 CMS Energy Corp. .................................        190,275
       7,400 Florida Progress Corp. ...........................        346,875
       6,400 Pinnacle West Capital Corp. ......................        216,800
                                                                  ------------
                                                                       753,950
                                                                  ------------

             Utilities -- Electric Power (1.1%):
      10,300 Ameren Corp. .....................................        347,625
      24,260 American Electric Power Co. ......................        718,703
      12,035 CINergy Corp. ....................................        306,140
      16,600 Consolidated Edison, Inc. ........................        491,775
      11,200 Constellation Energy Group........................        364,700
      10,900 Detroit Edison Co. ...............................        333,131
      27,406 Duke Energy Corp. ................................      1,545,013
      26,000 Edison International..............................        533,000
      18,500 Entergy Corp. ....................................        502,969
      17,600 First Energy Corp. ...............................        411,400
      13,400 Florida Power & Light, Inc. ......................        663,300
       9,300 General Public Utilities Corp. ...................        251,681
       8,700 New Century Energies Inc. ........................        261,000
      11,700 Northern States Power Co. ........................        236,194
      13,900 Peco Energy Corp. ................................        560,344
      16,400 Public Service Enterprise Group, Inc. ............        567,850
      22,144 Reliant Energy, Inc. .............................        654,632
      50,500 Southern Co. .....................................      1,177,281
      16,300 Unicom Corp. .....................................        630,606
                                                                  ------------
                                                                    10,557,344
                                                                  ------------

             Utilities -- Gas Distribution (0.1%):
       2,000 Eastern Enterprises...............................        126,000
       3,500 NICOR, Inc. ......................................        114,188

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 COMMON STOCKS (continued)
             Utilities -- Gas Distribution (continued)
       2,400 ONEOK, Inc. .......................................   $     62,250
       2,700 People's Energy Corp. .............................         87,413
      15,425 Sempra Energy......................................        262,224
                                                                   ------------
                                                                        652,075
                                                                   ------------

             Utilities -- Telephone (5.7%):
      23,500 Alltel Corp. ......................................      1,455,531
     239,651 AT&T Corp. ........................................      7,578,963
     116,440 Bell Atlantic Corp.*...............................      5,916,608
     141,200 BellSouth Corp. ...................................      6,018,650
      72,900 GTE Corp. .........................................      4,538,025
     255,796 SBC Communications, Inc. ..........................     11,063,176
      65,400 Sprint Corp. ......................................      3,335,400
      37,860 US West, Inc. .....................................      3,246,495
     212,898 WorldCom, Inc.*....................................      9,766,695
                                                                   ------------
                                                                     52,919,543
                                                                   ------------
             Total Common Stocks................................    935,071,211
                                                                   ------------

 INVESTMENT COMPANIES (0.5%):
       1,874 Dreyfus Cash Management Money Market Fund..........          1,874
   5,021,356 Federated Prime Value Obligations Money Market
             Fund...............................................      5,021,356
                                                                   ------------
             Total Investment Companies.........................      5,023,230
                                                                   ------------
 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (2.4%):
 Bank Note (0.4%):
 $   759,400 First Union National Bank,
             6.68%, 11/1/00**...................................        758,990
     753,600 Bank of America NA, 6.66%, 6/6/01..................        753,186
     750,430 Keybank National Association,
             6.67%, 6/27/01.....................................        750,017
     503,000 Comerica Bank, 6.63%, 1/12/01**....................        501,731
     755,000 SPNC Bank, 6.66%, 6/29/01..........................        750,202
                                                                   ------------
                                                                      3,514,126
                                                                   ------------

 Certificate of Deposit (0.0%):
     729,060 Deutsche Bank AG Yankee,
             6.67%, 6/29/01.....................................        728,660
                                                                   ------------

 Commercial Paper (0.7%):
             Banking (0.1%):
     999,611 Societe General North America,
             7.00%, 7/3/00......................................        999,611
                                                                   ------------

             Diversified Financial Services (0.1%):
     750,000 General Electric Capital Corp.,
             6.59%, 8/14/00.....................................        743,943
                                                                   ------------
             Finance (0.2%):
 $ 1,000,000 Ford Motor Credit Corp., 6.63%, 7/14/00............        997,484
     999,209 UBS Finance, 7.13%, 7/5/00.........................        999,209
                                                                   ------------
                                                                      1,996,693
                                                                   ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------                      -----------                         ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Commercial Paper (continued)
             Medical -- Drugs (0.1%):
     998,858 Merck & Co. Inc., 6.86%, 7/7/00...................   $    998,858
                                                                  ------------

             Retail -- Discount (0.1%):
     750,000 Wal-Mart Stores Inc., 6.63%, 8/15/00..............        743,808
                                                                  ------------

             Utilities (0.1%):
     750,000 Bell South Capital Funding, 6.61%, 8/15/00........        743,808
                                                                  ------------
                                                                     6,226,721
                                                                  ------------

 U.S. Government Agency Obligations
             Fannie Mae (0.1%):
     753,310 6.57%, 6/7/01.....................................        752,907
                                                                  ------------

 Repurchase Agreements (1.2%):
   2,800,526 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $3,606,765 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
             market value $2,839,206)..........................      2,800,526
   2,724,514 Goldman Sachs & Co., 6.79%, 7/3/00 (Collateralized
             by $10,096,905 various Government Agency
             Securities, 4.50%-14.00%, 8/15/00-6/20/30, market
             value $2,762,235).................................      2,724,514
   1,857,346 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $3,089,058 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $1,888,138)..........................      1,857,346
   1,356,235 Prudential Securities Inc., 6.75%, 7/3/00
             (Collateralized by $3,449,044 various Government
             Agency Securities, 5.00%-6.50%, 10/20/25-4/20/29,
             market value $1,374,450)..........................      1,356,235
   2,800,533 Salomon Smith Barney, 6.85%, 7/3/00
             (Collateralized by $4,541,037 various Government
             Agency Securities, 4.50%-9.00%, 9/15/00-6/15/30,
             market value $2,839,598)..........................      2,800,533
                                                                  ------------
                                                                    11,539,154
                                                                  ------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral.....................     22,761,568
                                                                  ------------
 Total Investments (Cost $487,872,269) (a) -- 102.3%............   962,856,009
 Other assets in excess of liabilities -- (2.3)%................   (22,034,865)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $940,821,144
                                                                  ============

-------
Percentages indicated are based on net assets of $940,821,144.
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $504,517,980
   Unrealized depreciation........................................  (29,630,400)
                                                                   ------------
   Net unrealized appreciation.................................... $474,887,580
                                                                   ============

(b) Part of this security has been deposited as initial margin on open future contracts.
 * Non-income producing security.
** Variable rate security. Rate present represents rate in effect at June 30,
   2000. Maturity date reflects next rate change date.
ADR -- American Depositary Receipt
PLC -- Public Limited Company (British)

At June 30, 2000, the Fund's open long future contracts were as follows:

                                      Unrealized
  # of             Opening             Notional        Depreciation         Market
Contracts       Contract Type           Amount          on Futures          Value
---------       -------------         ----------       ------------         ------
    16        Standard & Poor's       $5,968,560         $(96,160)        $5,872,400
                500, 9/16/00

                       See Notes to Financial Statements.

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (91.6%):
            Advertising (0.3%):
      8,200 Interpublic Group Cos., Inc. ........................   $    352,600
      5,200 Omnicom Group .......................................        463,125
                                                                    ------------
                                                                         815,725
                                                                    ------------

            Advertising Agencies (0.1%):
      2,300 Young & Rubicam Inc. ................................        131,531
                                                                    ------------

            Aerospace & Defense (0.5%):
     16,400 Boeing Co. ..........................................        685,725
     14,800 Honeywell International, Inc. .......................        498,575
                                                                    ------------
                                                                       1,184,300
                                                                    ------------

            Applications Software (0.4%):
      6,200 Citrix Systems, Inc.*................................        117,413
      6,100 Parametric Technology Corp.*.........................         67,100
      4,700 Siebel Systems, Inc.*................................        768,743
                                                                    ------------
                                                                         953,256
                                                                    ------------

            Auto/Truck -- Original Equipment (0.0%):
      2,933 Visteon Corp.*.......................................         35,561
                                                                    ------------

            Automotive (0.6%):
     22,400 Ford Motor Co. ......................................        963,200
     11,900 General Motors Corp. ................................        690,944
                                                                    ------------
                                                                       1,654,144
                                                                    ------------

            Banks -- Central U.S. (0.1%):
     17,900 Firstar Corp. .......................................        377,019
                                                                    ------------

            Banks -- Major Regional (1.4%):
     13,500 Bank of New York Co., Inc. ..........................        627,750
     21,300 Bank One Corp. ......................................        565,781
     18,500 First Union Corp. ...................................        459,031
     17,200 FleetBoston Financial Corp...........................        584,800
     13,200 U.S. Bancorp.........................................        254,100
     30,700 Wells Fargo Co. .....................................      1,189,626
                                                                    ------------
                                                                       3,681,088
                                                                    ------------

            Banks -- Money Center (0.9%):
     31,600 Bank of America Corp. ...............................      1,358,800
     22,800 Chase Manhattan Corp.................................      1,050,225
                                                                    ------------
                                                                       2,409,025
                                                                    ------------

            Beverages -- Alcoholic (0.4%):
     13,500 Anheuser-Busch Co., Inc..............................      1,008,281
                                                                    ------------

            Beverages -- Soft Drinks (1.8%):
     54,980 Coca-Cola Co. .......................................      3,157,913
     35,800 PepsiCo, Inc. .......................................      1,590,863
                                                                    ------------
                                                                       4,748,776
                                                                    ------------

            Broadcasting/Cable (0.9%):
      6,400 Clear Channel Communications, Inc.*..................        480,000
     25,600 Comcast Corp., Special Class A*......................      1,036,800
     11,400 MediaOne Group, Inc.*................................        755,977
                                                                    ------------
                                                                       2,272,777
                                                                    ------------

   Shares                  Security Description                 Market Value
   ------                  --------------------                 ------------

 COMMON STOCKS (continued)
            Building Products -- Retail/Wholesale (1.1%):
     55,700 Home Depot, Inc..................................   $  2,781,519
                                                                ------------

            Business Equipment & Services (0.2%):
      9,600 Paychex, Inc.....................................        403,200
                                                                ------------

            Cellular Telecom (0.5%):
     21,200 Sprint Corp., PCS Group*.........................      1,261,400
                                                                ------------

            Chemicals -- Diversified (0.3%):
     19,300 E.I. du Pont de Nemours & Co.....................        844,375
                                                                ------------

            Circuits (0.3%):
      8,000 Linear Technology Corp. .........................        511,500
      4,500 Maxim Integrated Products, Inc.*.................        305,719
                                                                ------------
                                                                     817,219
                                                                ------------

            Computer Software (6.5%):
      3,100 Adobe Systems, Inc...............................        403,000
     16,000 Computer Associates International, Inc. .........        819,000
     l9,500 Compuware Corp.*.................................         98,563
    128,400 Microsoft Corp.*.................................     10,271,999
     64,200 Oracle Corp.*....................................      5,396,812
                                                                ------------
                                                                  16,989,374
                                                                ------------

            Computers -- Local Area Network (3.8%):
    154,600 Cisco Systems, Inc.*.............................      9,788,112
                                                                ------------

            Computers -- Mainframe (1.9%):
     45,500 IBM Corp. .......................................      4,985,094
                                                                ------------

            Computers -- Memory Devices (1.8%):
     44,800 EMC Corp.*.......................................      3,446,800
     10,000 VERITAS Software Corp.*..........................      1,130,156
                                                                ------------
                                                                   4,576,956
                                                                ------------

            Computers -- Micro (1.6%):
     31,500 Compaq Computer Corp. ...........................        805,219
     57,400 Dell Computer Corp.*.............................      2,830,537
      8,200 Gateway 2000, Inc.*..............................        465,350
                                                                ------------
                                                                   4,101,106
                                                                ------------

            Computers -- Mini (2.4%):
     19,100 Hewlett-Packard Co. .............................      2,385,113
     40,400 Sun Microsystems, Inc.*..........................      3,673,875
                                                                ------------
                                                                   6,058,988
                                                                ------------

            Computers -- Networking Products (0.4%):
      6,000 3Com Corp.*......................................        345,750
      8,500 Network Appliance, Inc.*.........................        684,250
                                                                ------------
                                                                   1,030,000
                                                                ------------

            Computers -- Services (0.9%):
     20,400 Automatic Data Processing, Inc...................      1,092,675
      3,100 Computer Sciences Corp.*.........................        231,531
      8,800 Electronic Data Systems Corp. ...................        363,000
      7,600 First Data Corp. ................................        377,150

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Computers -- Services (continued)
      1,600 Sapient Corp.*.......................................   $    171,100
                                                                    ------------
                                                                       2,235,456
                                                                    ------------

            Cosmetics & Toiletries (0.8%):
      6,000 Avon Products, Inc. .................................        267,000
     27,900 Gillette Co. ........................................        974,756
     14,400 Kimberly-Clark Corp. ................................        826,200
                                                                    ------------
                                                                       2,067,956
                                                                    ------------

            Cruise Lines (0.1%):
     11,500 Carnival Corp. ......................................        224,250
                                                                    ------------

            Diversified (5.0%):
    217,200 General Electric Co. (b).............................     11,511,599
      7,100 IMS Health, Inc. ....................................        127,800
      7,400 Minnesota Mining & Manufacturing Co. ................        610,500
      8,800 United Technologies Corp.............................        518,100
                                                                    ------------
                                                                      12,767,999
                                                                    ------------

            Electrical Components -- Semiconductors (7.0%):
      4,900 Altera Corp.*........................................        499,494
      7,900 Analog Devices, Inc.*................................        600,400
     19,700 Applied Materials, Inc.*.............................      1,785,313
      5,300 Conexant Systems, Inc.*..............................        257,713
     79,500 Intel Corp. .........................................     10,628,155
      4,000 LSI Logic Corp.*.....................................        216,500
     10,100 Micron Technology, Inc.*.............................        889,431
     39,800 Texas Instruments, Inc. .............................      2,733,762
      8,300 Xilinx, Inc.*........................................        685,269
                                                                    ------------
                                                                      18,296,037
                                                                    ------------

            Electronic Components/Instruments (0.3%):
     16,200 Solectron Corp.*.....................................        678,375
                                                                    ------------

            Electronic Measuring Instruments (0.3%):
      9,000 Agilent Technologies, Inc.*..........................        663,750
                                                                    ------------

            Enterprise Software (0.0%):
      7,500 PeopleSoft, Inc.*....................................        125,625
                                                                    ------------

            Fiber Optics (0.8%):
      7,300 Corning, Inc. .......................................      1,970,088
                                                                    ------------

            Finance (0.5%):
     13,800 Associates First Capital Corp., Class A..............        307,913
      4,800 Capital One Financial Corp. .........................        214,200
     21,800 MBNA Corp. ..........................................        591,324
      3,700 SLM Holding Corp. ...................................        138,519
                                                                    ------------
                                                                       1,251,956
                                                                    ------------

            Financial -- Consumer Loans (0.1%):
      3,300 Providian Financial Corp. ...........................        297,000
                                                                    ------------

            Financial -- Investment Bankers (0.7%):
      6,800 Merrill Lynch & Co., Inc. ...........................        782,000
     32,100 Schwab (Charles) Corp. ..............................      1,079,363
                                                                    ------------
                                                                       1,861,363
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Financial -- Miscellaneous Services (1.2%):
     24,800 American Express Co. ................................   $  1,292,700
     21,100 Morgan Stanley, Dean Witter & Co. ...................      1,756,575
                                                                    ------------
                                                                       3,049,275
                                                                    ------------

            Financial -- Mortgage & Related Services (0.6%):
     19,000 Fannie Mae...........................................        991,563
     12,800 Freddie Mac..........................................        518,400
                                                                    ------------
                                                                       1,509,963
                                                                    ------------

            Financial Services -- Diversified (1.5%):
     62,500 Citigroup, Inc. .....................................      3,765,625
                                                                    ------------

            Food -- Canned (0.3%):
      9,900 Campbell Soup Co.....................................        288,338
      8,600 H.J. Heinz Co. ......................................        376,250
                                                                    ------------
                                                                         664,588
                                                                    ------------

            Food -- Confectionery (0.1%):
      2,900 Wm. Wrigley Jr. Co. .................................        232,544
                                                                    ------------

            Food -- Diversified (1.0%):
      7,000 Bestfoods............................................        484,750
      7,700 General Mills, Inc. .................................        294,525
      9,700 Kellogg Co. .........................................        288,575
      3,400 Quaker Oats Co. .....................................        255,425
      8,100 Ralston Purina Group ................................        161,494
     21,000 Sara Lee Corp. ......................................        405,563
     14,700 Unilever NV..........................................        632,099
                                                                    ------------
                                                                       2,522,431
                                                                    ------------

            Food Items -- Wholesale (0.1%):
      8,200 Sysco Corp. .........................................        345,425
                                                                    ------------

            Food Products (0.2%):
      9,500 Safeway, Inc.*.......................................        428,688
                                                                    ------------

            Home Decoration Products (0.1%):
      7,100 Newell Rubbermaid, Inc. .............................        182,825
                                                                    ------------

            Instruments -- Scientific (0.2%):
      6,100 PE Corp-PE Biosystems Group..........................        401,838
                                                                    ------------

            Insurance -- Brokers (0.2%):
      4,050 Marsh & McLennan Cos., Inc. .........................        422,972
                                                                    ------------

            Insurance -- Property & Casualty (1.3%):
     28,700 American International Group, Inc. ..................      3,372,250
                                                                    ------------

            Internet Software (1.8%):
     55,300 America Online, Inc.*................................      2,917,075
     13,000 Yahoo, Inc.*.........................................      1,610,375
                                                                    ------------
                                                                       4,527,450
                                                                    ------------

            Machinery -- Electrical (0.2%):
      8,000 Emerson Electric Co. ................................        483,000
                                                                    ------------

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

   Shares                  Security Description                 Market Value
   ------                  --------------------                 ------------

 COMMON STOCKS (continued)
            Media Conglomerates (2.1%):
     26,200 Time Warner, Inc. ...............................   $  1,991,200
     28,373 Viacom, Inc., Class B*...........................      1,934,684
     37,950 Walt Disney Co.*.................................      1,472,934
                                                                ------------
                                                                   5,398,818
                                                                ------------

            Medical -- Biomedical/Genetic (0.8%):
     25,800 Amgen, Inc.*.....................................      1,812,450
      5,000 Biogen, Inc.*....................................        322,500
                                                                ------------
                                                                   2,134,950
                                                                ------------
            Medical -- Drugs (9.2%):
     38,000 Abbott Laboratories..............................      1,693,375
     24,300 American Home Products Corp. ....................      1,427,625
     50,600 Bristol-Myers Squibb Co. ........................      2,947,450
     26,900 Eli Lilly & Co. .................................      2,686,638
     61,200 Merck & Co., Inc. ...............................      4,689,450
    156,250 Pfizer, Inc. ....................................      7,499,999
     23,200 Pharmacia Corp. .................................      1,199,150
     36,600 Schering-Plough Corp. ...........................      1,848,300
                                                                ------------
                                                                  23,991,987
                                                                ------------
            Medical Instruments (0.6%):
     29,300 Medtronic, Inc. .................................      1,459,506
                                                                ------------
            Medical Products (0.3%):
      5,700 Baxter International, Inc. ......................        400,781
      8,700 Guidant Corp.*...................................        430,650
                                                                ------------
                                                                     831,431
                                                                ------------
            Medical/Dental Supplies (1.6%):
     40,000 Johnson & Johnson................................      4,075,000
                                                                ------------

            Metals (0.2%):
     14,600 Alcoa, Inc. .....................................        423,400
                                                                ------------

            Motorcycle/Motor Scooter (0.1%):
      7,400 Harley-Davidson, Inc. ...........................        284,900
                                                                ------------

            Multimedia (0.2%):
      8,000 Seagram Co., Ltd. ...............................        464,000
                                                                ------------

            Office Automation & Equipment (0.1%):
      7,800 Pitney Bowes, Inc. ..............................        312,000
                                                                ------------

            Office Supplies & Forms (0.1%):
      3,200 Avery Dennison Corp. ............................        214,800
                                                                ------------

            Oil -- Field Services (0.3%):
     10,400 Schlumberger, Ltd. ..............................        776,100
                                                                ------------

            Oil -- International Integrated (2.9%):
     64,100 Exxon Mobil Corp. ...............................      5,031,850
     39,600 Royal Dutch Petroleum Co., ADR...................      2,437,875
                                                                ------------
                                                                   7,469,725
                                                                ------------

            Oil -- Production/Pipeline (0.3%):
     13,300 Enron Corp. .....................................        857,850
                                                                ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Optical Supplies (0.1%):
      4,200 Allergan, Inc. ......................................   $    312,900
                                                                    ------------

            Photography (0.1%):
      5,900 Eastman Kodak Co. ...................................        351,050
                                                                    ------------

            Printers & Related Products (0.1%):
      3,500 Lexmark International Group, Inc.*...................        235,375
                                                                    ------------

            Protection -- Safety (0.8%):
     41,800 Tyco International, Ltd. ............................      1,980,275
                                                                    ------------

            Publishing -- Books (0.1%):
      5,000 McGraw-Hill Cos., Inc. ..............................        270,000
                                                                    ------------

            Publishing -- Newspapers (0.1%):
      2,300 Dow Jones & Co.,.....................................        168,475
                                                                    ------------

            Restaurants (0.3%):
     25,000 McDonald's Corp.*....................................        823,438
                                                                    ------------

            Retail (0.4%):
      4,500 Bed Bath & Beyond, Inc.*.............................        163,125
      6,000 Best Buy Co.*........................................        379,500
      9,800 Kohl's Corp.*........................................        545,125
                                                                    ------------
                                                                       1,087,750
                                                                    ------------

            Retail -- Apparel/Shoes (0.3%):
     20,700 Gap, Inc. ...........................................        646,875
                                                                    ------------

            Retail -- Consumer Electronics (0.1%):
      5,900 RadioShack Corp. ....................................        279,513
                                                                    ------------

            Retail -- Discount (2.8%):
    123,700 Wal-Mart Stores, Inc. (b)............................      7,128,213
                                                                    ------------

            Retail -- Drug Store (0.3%):
     25,400 Walgreen Co. ........................................        817,563
                                                                    ------------

            Retail -- Major Department Stores (0.2%):
      8,000 Target Corp. ........................................        464,000
                                                                    ------------

            Retail -- Supermarkets (0.2%):
     20,600 Kroger Co.*..........................................        454,488
                                                                    ------------

            Soap & Cleaning Preparations (1.1%):
     14,100 Colgate-Palmolive Co. ...............................        844,238
     36,600 Procter & Gamble Co. ................................      2,095,350
                                                                    ------------
                                                                       2,939,588
                                                                    ------------

            Technology (0.1%):
      6,900 BMC Software, Inc.*..................................        251,742
                                                                    ------------

            Telecom Equipment (0.4%):
     16,700 QUALCOMM, Inc.*......................................      1,002,000
                                                                    ------------

            Telecommunications -- Equipment (5.0%):
      7,600 ADC Telecommunications, Inc.*........................        637,450
      3,900 Comverse Technology, Inc.*...........................        362,700

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

   Shares                   Security Description                  Market Value
   ------                   --------------------                  ------------

 COMMON STOCKS (continued)
            Telecommunications -- Equipment (continued)
     82,900 Lucent Technologies, Inc. .........................   $  4,911,824
     43,500 Motorola, Inc. ....................................      1,264,219
     70,200 Nortel Networks Corp., ADR.........................      4,791,150
     13,300 Tellabs, Inc.*.....................................        910,219
                                                                  ------------
                                                                    12,877,562
                                                                  ------------

            Telecommunications -- Services and Equipment (0.7%):
     14,400 Global Crossing, Ltd*..............................        378,900
     22,600 Nextel Communications, Inc, Class A *..............      1,382,838
                                                                  ------------
                                                                     1,761,738
                                                                  ------------

            Tobacco (0.4%):
     39,900 Philip Morris Cos., Inc. ..........................      1,059,844
                                                                  ------------

            Utilities -- Telephone (5.7%):
      5,500 Alltel Corp. ......................................        340,656
     65,500 AT&T Corp. ........................................      2,071,438
     30,300 Bell Atlantic Corp.*...............................      1,539,619
     37,500 BellSouth Corp. ...................................      1,598,438
     19,100 GTE Corp. .........................................      1,188,975
     83,300 SBC Communications, Inc. ..........................      3,602,724
     16,000 Sprint Corp. ......................................        816,000
     13,900 US West, Inc. .....................................      1,191,925
     54,200 WorldCom, Inc.*....................................      2,486,424
                                                                  ------------
                                                                    14,836,199
                                                                  ------------
            Total Common Stocks................................    235,700,610
                                                                  ------------
 INVESTMENT COMPANIES (8.5%):
  2,349,354 Dreyfus Cash Management Money Market Fund..........      2,349,354
 18,997,618 Federated Prime Value Obligations Money Market
            Fund...............................................     18,997,618
      3,820 S&P Depositary Receipt.............................        554,974
                                                                  ------------
            Total Investment Companies.........................     21,901,946
                                                                  ------------
 Total Investments (Cost $231,181,632) (a) -- 100.1%............   257,602,556
 Liabilities in excess of other assets -- (0.1)%................      (316,115)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $257,286,441
                                                                  ============

-------
Percentages indicated are based on net assets of $257,286,441.
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation      $ 38,775,760
   Unrealized depreciation       (12,700,171)
                                ------------
   Net unrealized appreciation  $ 26,075,589
                                ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
* Non-income producing security.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)

At June 30, 2000, the Fund's open long futures contracts were as follows:

                                                         Unrealized
  # of             Opening             Notional         Depreciation         Market
Contracts       Contract Type           Amount           on Futures           Value
---------       -------------          --------         ------------         ------
    51        Standard & Poor's       $19,063,610        $(345,335)        $18,718,275
                500, 9/16/00

                       See Notes to Financial Statements.

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                              Security
   Shares                    Description                  Market Value
   ------                    -----------                  ------------

 COMMON STOCKS (98.6%):
             Advertising (1.0%):
      35,000 Catalina Market Corp.*....................   $   3,570,000
      50,000 Penton Media, Inc. .......................       1,750,000
      70,000 True North Communications.................       3,080,000
                                                          -------------
                                                              8,400,000
                                                          -------------

             Aerospace & Defense (0.6%):
      35,000 Alliant Techsystems, Inc.*................       2,360,313
      75,000 Newport News Shipbuilding.................       2,756,250
                                                          -------------
                                                              5,116,563
                                                          -------------

             Aerospace/Defense Equipment (0.1%):
      90,000 AAR Corp. ................................       1,080,000
                                                          -------------

             Agricultural Operations (0.1%):
      30,000 Agribrands International, Inc.*...........       1,258,125
                                                          -------------

             Apparel (0.0%):
      20,000 Quiksilver, Inc.*.........................         311,250
                                                          -------------

             Appliances & Household Products (0.1%):
      30,000 Salton, Inc.*.............................       1,106,250
                                                          -------------

             Audio/Video Production (0.4%):
      55,000 Harman International Industries, Inc. ....       3,355,000
                                                          -------------

             Auto/Truck -- Original Equipment (0.4%):
      55,000 Arvin Industries, Inc. ...................         955,625
      30,000 Detroit Diesel Corp. .....................         442,500
      30,000 Superior Industries International, Inc. ..         772,500
      75,000 Tower Automotive, Inc.*...................         937,500
                                                          -------------
                                                              3,108,125
                                                          -------------

             Banks -- Central U.S. (0.7%):
     170,000 Community First Bankshares, Inc. .........       2,773,124
     100,000 MAF Bancorp, Inc. ........................       1,818,750
     126,500 Republic Bancorp, Inc. ...................       1,130,594
      44,200 Sterling Bancshares, Inc. ................         477,913
                                                          -------------
                                                              6,200,381
                                                          -------------

             Banks -- East (0.8%):
     100,000 Banknorth Group, Inc.*....................       1,531,250
      27,000 Community Bank System, Inc. ..............         599,063
     100,000 Hudson United Bancorp.....................       2,243,749
      30,000 Premier National Bancorp, Inc. ...........         386,250
     124,000 Roslyn Bancorp, Inc. .....................       2,059,563
                                                          -------------
                                                              6,819,875
                                                          -------------

             Banks -- Midwest (0.3%):
     100,000 First Midwest Bancgroup, Inc. ............       2,325,000
      35,000 Irwin Financial Corp. ....................         505,313
                                                          -------------
                                                              2,830,313
                                                          -------------

             Banks -- Northeast (0.7%):
      81,150 Commerce Bancorp, Inc. ...................       3,732,900
     158,400 First Commonwealth Financial Corp. .......       1,435,500

                                  Security
   Shares                       Description                      Market Value
   ------                       -----------                      ------------

 COMMON STOCKS (continued)
             Banks -- Northeast (continued)
      52,200 Independent Bank Corp. ..........................   $     590,513
                                                                 -------------
                                                                     5,758,913
                                                                 -------------

             Banks -- South (0.3%):
      40,000 Centura Banks, Inc. .............................       1,357,500
      85,000 Firstbank Corp. .................................       1,577,813
                                                                 -------------
                                                                     2,935,313
                                                                 -------------

             Banks -- Southeast (0.4%):
     125,000 BancorpSouth, Inc. ..............................       1,757,813
      80,000 F & M National Corp. ............................       1,680,000
                                                                 -------------
                                                                     3,437,813
                                                                 -------------

             Banks -- Southwest (0.2%):
      35,700 Southwest Bank of Ft. WorthTexas*................         740,775
      50,000 Texas Regional Bancshares, Inc. .................       1,268,750
                                                                 -------------
                                                                     2,009,525
                                                                 -------------

             Banks -- West (1.4%):
      25,000 CVB Financial Corp. .............................         395,313
      35,000 First Republic Bancorp, Inc.*....................         697,813
      44,000 Greater Bay Bancorp..............................       2,057,000
     150,000 Imperial Bancorp*................................       2,343,749
     145,000 Silicon Valley Bankshares*.......................       6,180,624
                                                                 -------------
                                                                    11,674,499
                                                                 -------------

             Batteries/Battery Systems (0.1%):
      25,000 Rayovac Corp. ...................................         559,375
                                                                 -------------

             Building (0.1%):
      40,000 Centex Construction Products, Inc. ..............         907,500
                                                                 -------------

             Building & Construction -- Miscellaneous (0.4%):
      75,000 Dal-Tile International, Inc.*....................         618,750
      60,000 Elcor Corp. .....................................       1,380,000
      40,000 Insituform Technologies, Inc.*...................       1,085,000
      30,000 Nortek, Inc.*....................................         592,500
                                                                 -------------
                                                                     3,676,250
                                                                 -------------

             Building -- Heavy Construction (0.8%):
     125,000 Dycom Industries, Inc.*..........................       5,750,000
      50,000 Granite Construction, Inc. ......................       1,225,000
                                                                 -------------
                                                                     6,975,000
                                                                 -------------

             Building -- Maintenance & Service (0.1%):
      55,000 ABM Industries, Inc. ............................       1,265,000
                                                                 -------------

             Building -- Mobile/Manufacturing & Recreational Vehicles
             (0.1%):
      38,300 Winnebago Industries, Inc. ......................         500,294
                                                                 -------------
             Building -- Residential/Commercial (0.6%):
      53,400 D. R. Horton, Inc. ..............................         724,238
      63,200 Kaufman & Broad Home Corp. ......................       1,252,150

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                               Security
   Shares                     Description                   Market Value
   ------                     -----------                   ------------

 COMMON STOCKS (continued)
             Building -- Residential/ Commercial (continued)
      35,400 Pulte Corp. ................................   $     765,525
      30,000 Ryland Group, Inc. .........................         663,750
      59,500 Standard-Pacific Corp. .....................         595,000
      53,300 Toll Brothers, Inc.*........................       1,092,650
                                                            -------------
                                                                5,093,313
                                                            -------------

             Building Products -- Air Conditioning/ Heat (0.1%):
      50,000 Watsco, Inc. ...............................         625,000
                                                            -------------

             Building Products -- Retail/Wholesale (0.1%):
      59,900 Hughes Supply, Inc. ........................       1,183,025
                                                            -------------

             Business Information (0.3%):
      70,000 Primark Corp.*..............................       2,607,500
                                                            -------------

             Business Services (0.8%):
      65,000 ADVO, Inc.*.................................       2,730,000
      38,300 Fair Issac & Co., Inc. .....................       1,685,200
     125,000 Interim Services, Inc.*.....................       2,218,750
                                                            -------------
                                                                6,633,950
                                                            -------------

             Cellular Telecom (0.4%):
     150,000 Price Communications Corp.*.................       3,534,375
                                                            -------------

             Chemicals -- Plastic (0.4%):
      50,000 Geon Co. ...................................         925,000
      50,000 Spartech Corp. .............................       1,350,000
      50,000 Wellman, Inc. ..............................         809,375
                                                            -------------
                                                                3,084,375
                                                            -------------

             Chemicals -- Specialty (0.5%):
      19,800 Bush Boake Allen, Inc.*.....................         866,250
      75,000 NL Industries, Inc. ........................       1,143,750
      50,000 OM Group, Inc. .............................       2,200,000
                                                            -------------
                                                                4,210,000
                                                            -------------

             Circuits (0.9%):
      90,000 Integrated Device Technology, Inc.*.........       5,388,750
      35,000 Pericom Semiconductor Corp.*................       2,380,000
                                                            -------------
                                                                7,768,750
                                                            -------------

             Commercial Services (0.7%):
      40,000 CDI Corp.*..................................         815,000
      25,000 CoStar Group, Inc.*.........................         626,563
      40,000 Maximus, Inc.*..............................         885,000
      50,000 NOVA Corp.*.................................       1,396,875
      65,000 Prepaid Legal Services, Inc.*...............       1,941,875
                                                            -------------
                                                                5,665,313
                                                            -------------

             Commercial Services -- Finance (0.3%):
      30,000 NCO Group, Inc.*............................         693,750
      90,000 The Profit Recovery Group International,
             Inc.*.......................................       1,496,250
                                                            -------------
                                                                2,190,000
                                                            -------------

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Computer Data Security (1.1%):
      50,000 ISS Group, Inc.*....................................   $  4,936,719
      65,000 RSA Security, Inc.*.................................      4,501,250
                                                                    ------------
                                                                       9,437,969
                                                                    ------------

             Computer Hardware Manufacturing (0.1%):
      75,000 Micron Electronics, Inc.*...........................        937,500
                                                                    ------------

             Computer Software (6.4%):
     135,000 Broadvision, Inc.*..................................      6,859,688
      35,000 Documentum, Inc.*...................................      3,128,125
      50,000 Excalibur Technologies Corp.*.......................      1,996,875
     115,000 FileNET Corp.*......................................      2,113,125
      75,000 Hyperion Solutions Corp.*...........................      2,432,813
     104,000 Mercury Interactive Corp.*..........................     10,061,999
      50,000 Micromuse, Inc.*....................................      8,274,218
     100,000 MSC Software Corp.*.................................        931,250
      90,000 Peregrine Systems, Inc.*............................      3,121,875
     100,000 Progress Software Corp.*............................      1,793,750
      50,000 Project Software & Development, Inc.*...............        900,000
      40,000 Rainbow Technologies, Inc.*.........................      1,945,000
     150,000 Sybase, Inc.*.......................................      3,450,000
      40,000 Transaction Systems Architects, Inc.*...............        685,000
      75,000 Verity, Inc.*.......................................      2,850,000
      90,000 Wind River Systems, Inc.*...........................      3,363,750
                                                                    ------------
                                                                      53,907,468
                                                                    ------------

             Computers -- Equipment (0.3%):
      50,000 Insight Enterprises, Inc.*..........................      2,965,625
                                                                    ------------

             Computers -- Integrated Systems (1.0%):
      85,000 Cerner Corp.*.......................................      2,316,250
      50,000 Echelon Corp.*......................................      2,896,875
      25,000 Mercury Computer Systems, Inc.*.....................        807,813
      60,000 MICROS Systems, Inc.*...............................      1,113,750
      75,000 Systems & Computer Technology Corp.*................      1,500,000
                                                                    ------------
                                                                       8,634,688
                                                                    ------------

             Computers -- Local Area Network (0.3%):
      81,000 Anixter International, Inc.*........................      2,146,500
                                                                    ------------

             Computers -- Memory Devices (0.6%):
      70,000 SanDisk Corp.*......................................      4,283,125
     200,000 Western Digital Corp.*..............................      1,000,000
                                                                    ------------
                                                                       5,283,125
                                                                    ------------

             Computers -- Networking Products (0.3%):
      77,500 Visual Networks, Inc.*..............................      2,208,750
                                                                    ------------

             Computers -- Peripheral Equipment (0.7%):
      75,000 InFocus Corp.*......................................      2,414,063
      22,400 Printronix, Inc.*...................................        294,000
     200,000 S3, Inc.*...........................................      2,950,000
                                                                    ------------
                                                                       5,658,063
                                                                    ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                 Security
   Shares                       Description                     Market Value
   ------                       -----------                     ------------

 COMMON STOCKS (continued)
             Computers -- Services (1.3%):
      50,000 Bell & Howell Co.*..............................   $  1,212,500
      35,000 CheckFree Holdings Corp.*.......................      1,804,687
     125,000 CIBER, Inc.*....................................      1,656,250
      50,000 Computer Task Group, Inc. ......................        253,125
      75,000 Factset Research Systems, Inc. .................      2,118,749
     100,000 iGATE Capital Corp.*............................      1,375,000
      43,250 MarchFirst, Inc.*...............................        789,313
      60,000 PSINet, Inc.*...................................      1,507,500
                                                                ------------
                                                                  10,717,124
                                                                ------------

             Construction (0.1%):
      84,200 Morrison Knudsen Corp.*.........................        610,450
                                                                ------------

             Consulting Services (0.3%):
      25,000 Diamond Technology Partners, Inc.*..............      2,200,000
                                                                ------------

             Consumer Non-Durable (0.1%):
     125,000 Wolverine World Wide, Inc. .....................      1,234,375
                                                                ------------

             Consumer Products -- Miscellaneous (0.1%):
      43,500 Oneida, Ltd. ...................................        772,125
                                                                ------------

             Containers -- Paper & Plastic (0.1%):
     100,000 Longview Fibre Co. .............................      1,106,250
                                                                ------------

             Cosmetics & Toiletries (0.1%):
     100,000 Playtex Products, Inc.*.........................      1,131,250
                                                                ------------

             Data Processing & Reproduction (1.2%):
     100,000 American Management Systems, Inc.*..............      3,282,813
     100,000 Choicepoint, Inc.*..............................      4,187,500
      50,000 CSG Systems International, Inc.*................      2,803,125
                                                                ------------
                                                                  10,273,438
                                                                ------------

             Data Processing -- Management (0.1%):
     100,000 Informix Corp.*.................................        743,750
                                                                ------------

             Distribution/Wholesale (0.1%):
     125,000 Brightpoint, Inc.*..............................      1,082,031
                                                                ------------

             Diversified (1.1%):
      50,000 Clarcor, Inc. ..................................        993,750
     100,000 Federal Signal Corp. ...........................      1,650,000
      60,800 Gencorp, Inc. ..................................        486,400
      80,000 Imation Corp.*..................................      2,350,000
      80,000 Manitowoc Co., Inc. ............................      2,140,000
      45,900 MascoTech, Inc. ................................        496,294
      50,000 Triarc Cos., Inc.*..............................      1,025,000
                                                                ------------
                                                                   9,141,444
                                                                ------------

             Drug Delivery Systems (0.1%):
      33,000 Noven Pharmaceuticals, Inc.*....................        992,063
                                                                ------------

             Electrical Components -- Semiconductors (3.6%):
     220,000 Cypress Semiconductor Corp.*....................      9,295,000
     136,700 General Semiconductor, Inc.*....................      2,016,325
     180,000 International Rectifier Corp.*..................     10,079,999

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Electrical Components --Semiconductors (continued)
      50,000 LTX Corp.*........................................   $  1,746,875
     100,000 MEMC Electronic Materials, Inc.*..................      1,800,000
      30,000 PMC-Sierra, Inc.*.................................      5,330,625
                                                                  ------------
                                                                    30,268,824
                                                                  ------------

             Electrical Equipment (0.9%):
      90,000 C&D Technologies, Inc. ...........................      5,085,000
      30,000 United Illuminating Co. ..........................      1,312,500
     100,000 World Access, Inc.*...............................      1,106,250
                                                                  ------------
                                                                     7,503,750
                                                                  ------------

             Electronic -- Manufacturing & Machinery (1.0%):
      75,000 Kulicke & Soffa Industries, Inc.*.................      4,453,125
      60,000 PRI Automation, Inc.*.............................      3,923,438
                                                                  ------------
                                                                     8,376,563
                                                                  ------------

             Electronic -- Miscellaneous Components (3.3%):
      50,000 Audiovox Corp.*...................................      1,096,875
     100,000 CTS Corp. ........................................      4,500,000
      70,000 Littelfuse, Inc.*.................................      3,430,000
      35,000 Park Electrochemical Corp. .......................      1,262,188
      70,000 Photronics Corp.*.................................      1,986,250
      60,000 Plexus Corp.*.....................................      6,779,999
      50,000 RadiSys Corp.*....................................      2,837,500
      70,000 Sanmina Corp.*....................................      5,985,000
                                                                  ------------
                                                                    27,877,812
                                                                  ------------

             Electronic Components -- Semiconductors (0.4%):
      25,000 Artisan Components, Inc.*.........................        271,875
      75,000 ATMI, Inc.*.......................................      3,487,500
                                                                  ------------
                                                                     3,759,375
                                                                  ------------

             Electronic Components -- Semiconductors (0.2%):
     100,000 C-Cube Microsystems, Inc.*........................      1,962,500
                                                                  ------------

             Electronic Components/Instruments (2.9%):
      30,000 Applied Micro Circuits Corp.*.....................      2,962,500
     100,000 Artesyn Technologies, Inc.*.......................      2,781,250
      85,000 Cable Design Technologies*........................      2,847,500
     150,000 Lam Research Corp.*...............................      5,624,999
     100,000 Methode Electronics, Inc. -- Class A..............      3,862,500
      50,000 Pioneer Standard Electronics, Inc. ...............        737,500
      20,000 QLogic Corp.*.....................................      1,321,250
      50,000 Technitrol, Inc. .................................      4,843,750
                                                                  ------------
                                                                    24,981,249
                                                                  ------------

             Electronic Measuring Equipment (0.9%):
     100,000 Tektronix, Inc. ..................................      7,400,000
                                                                  ------------

             Electronic Measuring Instruments (0.2%):
      15,000 Orbotech, Ltd.*...................................      1,393,125
                                                                  ------------

             Electronic Measuring Machines (0.1%):
      85,000 Genrad, Inc.*.....................................        765,000
                                                                  ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                 Security
   Shares                       Description                     Market Value
   ------                       -----------                     ------------

 COMMON STOCKS (continued)
             Electronic Parts -- Distribution (0.5%):
      25,000 Avnet, Inc. ....................................   $  1,481,250
     100,000 Kent Electronics Corp.*.........................      2,981,250
                                                                ------------
                                                                   4,462,500
                                                                ------------

             Electronic Products -- Miscellaneous (0.8%):
     100,300 Allen Telecom, Inc.*............................      1,774,056
      70,000 Kopin Corp.*....................................      4,847,500
                                                                ------------
                                                                   6,621,556
                                                                ------------

             Electronics -- Military (0.3%):
      40,000 L-3 Communications Holdings, Inc.*..............      2,282,500
                                                                ------------

             Engineering (0.2%):
      60,000 Jacobs Engineering Group, Inc.*.................      1,961,250
                                                                ------------

             Enterprise Software (0.1%):
      50,000 Brio Technology, Inc.*..........................      1,059,375
                                                                ------------

             Entertainment (0.1%):
      75,000 Vail Resorts, Inc.*.............................      1,223,438
                                                                ------------

             Fertilizers (0.2%):
      45,000 The Scotts Company*.............................      1,642,500
                                                                ------------

             Fiber Optics (0.4%):
      70,000 C-Cor.net Corp.*................................      1,890,000
      27,000 NorthEast Optic Network, Inc.*..................      1,663,875
                                                                ------------
                                                                   3,553,875
                                                                ------------

             Finance (0.4%):
     150,000 Metris Companies, Inc. .........................      3,768,750
                                                                ------------

             Financial -- Consumer Loans (0.4%):
     200,000 AmeriCredit Corp.*..............................      3,400,000
                                                                ------------

             Financial -- Investment Banker/Broker (1.6%):
      23,500 Advest Group, Inc. .............................        492,031
      50,000 Ameritrade Holding Corp.- Class A*..............        581,250
      40,000 Dain Rauscher Corp. ............................      2,640,000
      50,000 E*Trade Group, Inc.*............................        825,000
     100,000 Investment Technology Group, Inc.*..............      3,949,999
      60,000 Jefferies Group, Inc. ..........................      1,211,250
     100,000 Morgan Keegan, Inc. ............................      1,475,000
      35,000 National Discount Brokers Group*................      1,115,625
      35,000 Southwest Securities Group, Inc. ...............      1,303,750
                                                                ------------
                                                                  13,593,905
                                                                ------------

             Financial -- Investment Management Cos. (0.7%):
      75,000 Allied Capital Corp. ...........................      1,275,000
     100,000 Eaton Vance Corp. ..............................      4,625,000
                                                                ------------
                                                                   5,900,000
                                                                ------------

             Financial -- Leasing Company (0.1%):
      35,000 Financial Federal Corp.*........................        608,125
                                                                ------------

             Financial -- Mortgage & Related Services (0.1%):
      40,000 Triad Guaranty, Inc.*...........................        917,500
                                                                ------------

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Financial -- Savings & Loan (0.7%):
     100,686 Downey Financial Corp. .............................   $  2,919,894
      70,000 FirstFed Financial Corp.*...........................        988,750
     100,000 Staten Island Bancorp, Inc. ........................      1,762,500
      40,000 Westcorp............................................        477,500
                                                                    ------------
                                                                       6,148,644
                                                                    ------------

             Financial Services -- Diversified (0.1%):
     100,000 Phoenix Investment Partners Ltd. ...................      1,050,000
                                                                    ------------

             Food -- Canned (0.1%):
      35,000 International Home Foods, Inc. *....................        732,813
                                                                    ------------

             Food -- Diversified (0.2%):
      70,000 Ralcorp Holding, Inc. *.............................        857,500
      60,000 The Earthgrains Co. ................................      1,166,250
                                                                    ------------
                                                                       2,023,750
                                                                    ------------

             Food -- Flour & Grain (0.1%):
      50,600 International Multi-Foods Corp. ....................        876,013
                                                                    ------------

             Gas -- Distribution (0.2%):
      90,000 Vectren Corp. ......................................      1,552,500
                                                                    ------------

             Glass Products (0.1%):
      36,200 Libbey, Inc. .......................................      1,162,925
                                                                    ------------

             Health Care (0.5%):
     125,000 IDEXX Laboratories, Inc. *..........................      2,859,375
      28,000 Patterson Dental Company............................      1,428,000
                                                                    ------------
                                                                       4,287,375
                                                                    ------------

             Hotels & Lodging (0.1%):
     100,000 Prime Hospitality Corp. *...........................        943,750
                                                                    ------------

             Human Resources (0.2%):
      10,000 Hall, Kinion & Associates, Inc. *...................        333,125
      35,000 Korn/Ferry International *..........................      1,109,063
                                                                    ------------
                                                                       1,442,188
                                                                    ------------

             Industrial -- Automotive/Robotics (0.1%):
      56,000 Esterline Technologies Corp. *......................        833,000
                                                                    ------------

             Instruments -- Control (0.3%):
     100,000 Roper Industries, Inc. .............................      2,562,500
                                                                    ------------

             Instruments -- Scientific (1.2%):
      76,500 Dionex Corp. *......................................      2,046,375
     125,000 PerkinElmer, Inc. ..................................      8,265,625
                                                                    ------------
                                                                      10,312,000
                                                                    ------------

             Insurance (0.2%):
      53,500 StanCorp Financial Group, Inc. .....................      1,718,688
                                                                    ------------

             Insurance -- Accident & Health (0.1%):
      25,000 RLI Corp. ..........................................        868,750
                                                                    ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Insurance -- Brokers (0.8%):
     125,000 Arthur J. Gallagher & Co. ........................   $  5,250,000
      47,200 Hilb, Rogal & Hamilton Co. .......................      1,637,250
      17,500 Quotesmith.com, Inc. *............................         37,734
                                                                  ------------
                                                                     6,924,984
                                                                  ------------

             Insurance -- Life (0.3%):
      40,000 Amerus Life Holdings, Inc. .......................        825,000
      50,000 Delphi Financial Group *..........................      1,696,875
                                                                  ------------
                                                                     2,521,875
                                                                  ------------

             Insurance -- Multi-Line (0.4%):
     100,000 Enhance Financial Services Group, Inc. ...........      1,437,500
     100,000 FBL Financial Group, Inc.- Class A................      1,575,000
                                                                  ------------
                                                                     3,012,500
                                                                  ------------
             Insurance -- Property & Casualty (0.3%):
      50,000 Fidelity National Financial, Inc. ................        915,625
      60,000 First American Financial Corp. ...................        858,750
      25,000 Philadelphia Consolidated Holding Corp. ..........        420,313
      30,000 SCPIE Holdings, Inc. .............................        615,000
                                                                  ------------
                                                                     2,809,688
                                                                  ------------

             Internet Content (0.5%):
      50,000 24/7 Media, Inc. *................................        781,250
      20,000 DoubleClick, Inc. *...............................        762,500
     100,000 S1 Corp. *........................................      2,331,250
                                                                  ------------
                                                                     3,875,000
                                                                  ------------

             Internet Software (0.3%):
      50,000 CyberSource Corp. *...............................        690,625
      40,375 EarthLink, Inc. *.................................        623,289
      20,000 Exodus Communications, Inc. *.....................        921,250
                                                                  ------------
                                                                     2,235,164
                                                                  ------------

             Lasers -- Systems/Components (2.1%):
      75,000 Coherent, Inc. *..................................      6,290,624
     100,000 Cymer, Inc. *.....................................      4,775,000
      90,000 Electro Scientific Industries, Inc. *.............      3,962,813
     100,000 VISX, Inc. *......................................      2,787,500
                                                                  ------------
                                                                    17,815,937
                                                                  ------------

             Leisure & Recreation Products (0.2%):
      55,000 Polaris Industries, Inc. .........................      1,760,000
                                                                  ------------

             Leisure & Recreation/Gaming (0.5%):
     104,400 Aztar Corp. *.....................................      1,618,200
      50,000 Pinnacle Entertainment, Inc.*.....................        971,875
      75,000 Station Casinos, Inc. *...........................      1,875,000
                                                                  ------------
                                                                     4,465,075
                                                                  ------------

             Machine Tools & Related Products (0.5%):
     125,000 Applied Power, Inc. ..............................      4,187,500
                                                                  ------------

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Machinery -- Construction/Mining (0.2%):
     100,000 JLG Industries, Inc. .............................   $  1,187,500
      25,000 Terex Corp. *.....................................        353,125
                                                                  ------------
                                                                     1,540,625
                                                                  ------------

             Machinery -- Electrical (0.3%):
      90,000 Baldor Electric Co. ..............................      1,676,250
      45,000 Smith (A.O.) Corp. ...............................        942,188
                                                                  ------------
                                                                     2,618,438
                                                                  ------------

             Machinery -- General Industrial (0.7%):
      50,000 Albany International Corp. -- Class A.............        715,625
      42,725 Applied Industrial Technology, Inc.*..............        699,622
      50,000 Graco, Inc. ......................................      1,625,000
      62,425 Idex Corp. .......................................      1,970,289
     100,000 Paxar Corp. ......................................      1,193,750
                                                                  ------------
                                                                     6,204,286
                                                                  ------------

             Medical -- Biomedical/Genetic (4.4%):
      25,000 Affymetrix, Inc. *................................      4,128,125
     110,000 Alkermes, Inc. *..................................      5,183,750
      75,000 Cell Genesys, Inc. *..............................      2,100,000
     100,000 Creative Biomolecules, Inc. *.....................      1,400,000
      11,000 CuraGen Corp. *...................................        418,688
      50,000 Digene Corp. *....................................      2,018,750
      50,000 IDEC Pharmaceuticals Corp. *......................      5,865,624
      20,000 Invitrogen Corp. *................................      1,504,063
      86,000 Millennium Pharmaceuticals *......................      9,621,249
       3,000 Myriad Genetics, Inc. *...........................        444,234
      50,000 Nanogen, Inc. *...................................      2,121,875
      50,000 Transkaryotic Therapies, Inc. *...................      1,837,500
                                                                  ------------
                                                                    36,643,858
                                                                  ------------

             Medical -- Biotechnology (0.2%):
      45,000 Biomatrix, Inc. *.................................      1,018,125
      40,000 Cryolife, Inc. *..................................        920,000
                                                                  ------------
                                                                     1,938,125
                                                                  ------------

             Medical -- Drugs (3.7%):
      75,000 Alpharma, Inc. ...................................      4,668,750
     100,000 Carter-Wallace, Inc. .............................      2,012,500
      75,000 Celgene Corp. *...................................      4,415,625
      22,000 Corixa Corp. *....................................        944,625
     125,000 Dura Pharmaceuticals, Inc. *......................      1,796,875
      75,000 Guilford Pharmaceuticals, Inc. *..................      1,129,688
     127,500 Jones Pharma, Inc. ...............................      5,092,030
     175,000 Ligand Pharmaceuticals, Inc. *....................      2,307,813
      85,000 Medicis Pharmaceuticals, Inc. *...................      4,845,000
      31,627 Priority Healthcare Corp., Series B *.............      2,350,281
      60,000 SuperGen, Inc. *..................................      2,175,000
                                                                  ------------
                                                                    31,738,187
                                                                  ------------

             Medical -- Health Medical Organization (0.6%):
     149,800 Mid Atlantic Medical Services, Inc. *.............      2,022,300
      60,000 Trigon Healthcare, Inc. *.........................      3,093,750
                                                                  ------------
                                                                     5,116,050
                                                                  ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Medical -- Hospital (0.2%):
      52,900 Province Healthcare Co.*............................   $  1,911,013
                                                                    ------------

             Medical -- Hospital Services (0.9%):
     100,000 Quest Diagnostics, Inc.*............................      7,475,000
                                                                    ------------

             Medical -- Outpatient/Home Care (0.5%):
     125,000 Apria Healthcare Group, Inc.*.......................      1,531,250
     125,000 Orthodontic Centers of America*.....................      2,828,125
                                                                    ------------
                                                                       4,359,375
                                                                    ------------

             Medical -- Wholesale Drug (0.7%):
      50,000 AmeriSource Health Corp. -- Class A*................      1,550,000
      85,000 Bindley Western Industries, Inc. ...................      2,247,188
      40,000 Express Scripts, Inc. --  Class A*..................      2,485,000
                                                                    ------------
                                                                       6,282,188
                                                                    ------------

             Medical Equipment & Supplies (0.4%):
      60,000 Conmed Corp.*.......................................      1,552,500
      85,000 Respironics, Inc.*..................................      1,530,000
                                                                    ------------
                                                                       3,082,500
                                                                    ------------

             Medical Instruments (0.2%):
      75,000 Acuson Corp.*.......................................      1,012,500
      63,300 Kensey Nash Corp.*..................................        704,213
                                                                    ------------
                                                                       1,716,713
                                                                    ------------

             Medical Products (0.8%):
      50,000 Diagnostic Products Corp. ..........................      1,600,000
     100,000 Haemonetics Corp.*..................................      2,100,000
     125,000 Owens & Minor, Inc. ................................      2,148,438
      40,000 West Pharmaceutical Services, Inc. .................        865,000
                                                                    ------------
                                                                       6,713,438
                                                                    ------------

             Medical Supplies (0.1%):
     100,000 STERIS Corp.*.......................................        887,500
                                                                    ------------

             Medical/Dental Supplies (0.2%):
      50,000 Cooper Cos., Inc. ..................................      1,818,750
                                                                    ------------
             Metal -- Iron (0.1%):
      25,000 Cleveland Cliffs, Inc. .............................        645,313
                                                                    ------------

             Metal -- Miscellaneous (0.1%):
      37,400 Brush Wellman, Inc. ................................        584,375
                                                                    ------------

             Metal -- Processing & Fabrication (0.4%):
      30,000 Commercial Metals Co. ..............................        825,000
      85,000 Mueller Industries, Inc.*...........................      2,380,000
      25,000 Wolverine Tube, Inc. ...............................        425,000
                                                                    ------------
                                                                       3,630,000
                                                                    ------------

             Metal Products -- Distribution (0.1%):
      50,000 Reliance Steel & Aluminum Co. ......................        956,250
                                                                    ------------

             Motion Pictures & Services (0.2%):
     100,000 Zomax, Inc.*........................................      1,312,500
                                                                    ------------

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Network Products (1.6%):
     100,000 Apex Inc.*........................................   $  4,374,999
     100,000 Computer Network Technology Corp.*................      1,737,500
      75,000 MMC Networks, Inc.*...............................      4,007,812
      75,000 Xircom, Inc.*.....................................      3,557,813
                                                                  ------------
                                                                    13,678,124
                                                                  ------------

             Office Supplies & Forms (0.1%):
      62,900 John H. Harland Co. ..............................        939,569
                                                                  ------------

             Oil & Gas -- Drilling (0.2%):
      30,000 Atwood Oceanics, Inc.*............................      1,335,000
                                                                  ------------

             Oil -- Field Services (1.0%):
     100,000 Hanover Compressor Co.*...........................      3,800,000
      49,600 Oceaneering International, Inc.*..................        942,400
      40,000 RPC Energy Services, Inc. ........................        422,500
      60,000 Seacor Holdings, Inc.*............................      2,321,250
      40,000 Veritas DGC, Inc.*................................      1,040,000
                                                                  ------------
                                                                     8,526,150
                                                                  ------------

             Oil -- U.S. Exploration & Production (2.0%):
      40,000 Berry Petroleum Co. ..............................        680,000
      50,000 Cabot Oil & Gas Corp. ............................      1,059,375
     100,000 Cross Timbers Oil Co. ............................      2,212,500
      60,000 Forest Oil Corp.*.................................        956,250
      25,000 Houston Exploration Co.*..........................        628,125
      35,000 HS Resources, Inc.*...............................      1,050,000
      50,000 Louis Dreyfus Natural Gas*........................      1,565,625
      70,000 Newfield Exploration Co.*.........................      2,738,750
      50,000 Stone Energy Corp.*...............................      2,987,499
      40,000 Swift Energy Co.*.................................      1,135,000
     100,000 Vintage Petroleum, Inc. ..........................      2,256,250
                                                                  ------------
                                                                    17,269,374
                                                                  ------------

             Oil Refining (0.1%):
      30,000 Enterprise Products Partners L.P. ................        675,000
                                                                  ------------

             Paper & Related Products (0.4%):
      76,500 Buckeye Technologies, Inc.*.......................      1,678,219
      40,000 Chesapeake Corp. .................................      1,185,000
      12,500 Pope & Talbot, Inc. ..............................        200,000
                                                                  ------------
                                                                     3,063,219
                                                                  ------------

             Pharmacy Services (0.1%):
      50,000 Advance Paradigm, Inc.*...........................      1,025,000
                                                                  ------------

             Pollution Control (0.1%):
      40,000 Ionics, Inc.*.....................................      1,225,000
                                                                  ------------
             Radio Broadcasting (0.4%):
      94,400 Citadel Communications Corp.*.....................      3,298,100
                                                                  ------------

             Real Estate (0.1%):
      46,000 Webb (Del) Corp.*.................................        704,375
                                                                  ------------

             Real Estate Investment Trusts (0.2%):
      35,000 Pinnacle Holdings, Inc.*..........................      1,890,000
                                                                  ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Restaurants (0.8%):
      75,000 Applebee's International, Inc. ...................   $  2,273,438
      25,000 CEC Entertainment, Inc.*..........................        640,625
     100,000 Jack in the Box, Inc.*............................      2,462,499
     135,800 Ruby Tuesday, Inc. ...............................      1,705,988
                                                                  ------------
                                                                     7,082,550
                                                                  ------------

             Retail -- Apparel/Shoes (1.3%):
      75,000 Ann Taylor Stores Corp.*..........................      2,484,374
      40,000 Brown Shoe Company, Inc. .........................        520,000
      55,500 Burlington Coat Factory Warehouse Corp.*..........        600,094
      60,000 Cole (Kenneth) Productions, Inc.*.................      2,400,000
      50,000 Footstar, Inc.*...................................      1,662,500
      55,500 Genesco, Inc.*....................................        891,469
      10,000 Hot Topic, Inc.*..................................        320,000
      40,000 Talbots, Inc. ....................................      2,197,500
                                                                  ------------
                                                                    11,075,937
                                                                  ------------

             Retail -- Consumer Electronics (0.1%):
      73,900 Handleman Co.*....................................        923,750
                                                                  ------------

             Retail -- Discount (0.3%):
      40,000 99 Cents Only Stores*.............................      1,595,000
      58,000 Shopko Stores, Inc.*..............................        891,750
                                                                  ------------
                                                                     2,486,750
                                                                  ------------

             Retail -- General Merchandise (0.1%):
      36,500 Russ Berrie & Co., Inc. ..........................        702,625
                                                                  ------------

             Retail -- Home Furnishings (0.4%):
     150,000 La-Z-Boy, Inc. ...................................      2,100,000
      40,000 Linens 'N Things, Inc.*...........................      1,085,000
                                                                  ------------
                                                                     3,185,000
                                                                  ------------

             Retail -- Jewelry (0.6%):
      65,000 Claire's Stores, Inc. ............................      1,251,250
     100,000 Zale Corp.*.......................................      3,650,000
                                                                  ------------
                                                                     4,901,250
                                                                  ------------

             Retail -- Supermarkets (0.1%):
      75,000 Ruddick Corp. ....................................        885,938
                                                                  ------------

             Shoes & Related Apparel (0.4%):
     115,200 Stride Rite Corp. ................................        705,600
      40,000 Timberland Co.- Class A*..........................      2,832,500
                                                                  ------------
                                                                     3,538,100
                                                                  ------------

             Soap & Cleaning Preparations (0.2%):
     109,600 Church & Dwight Co., Inc. ........................      1,972,800
                                                                  ------------

             Software Tools (0.2%):
     125,000 BindView Development Corp.*.......................      1,500,000
                                                                  ------------

             Steel -- Pipes & Tubes (0.1%):
      40,000 Quanex Corp. .....................................        595,000
                                                                  ------------

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Steel -- Producers (0.4%):
      75,000 AK Steel Holding Corp. .............................   $    600,000
      30,000 Carpenter Technology Corp. .........................        633,750
      45,000 Lone Star Technologies, Inc. *......................      2,081,250
      35,000 Steel Dynamics, Inc. *..............................        317,188
                                                                    ------------
                                                                       3,632,188
                                                                    ------------

             Telecom Services (1.2%):
      35,000 Arguss Communications, Inc. *.......................        660,625
      45,000 Illuminet Holdings, Inc. *..........................      2,289,375
      25,000 Leap Wireless International, Inc. *.................      1,175,000
      75,000 MGC Communications, Inc. *..........................      4,495,312
     150,000 PTEK Holdings, Inc. *...............................        487,500
     125,000 TALK.com, Inc. *....................................        726,563
      30,000 US LEC Corp., Class A *.............................        510,000
                                                                    ------------
                                                                      10,344,375
                                                                    ------------

             Telecommunications (0.3%):
      85,000 Viatel, Inc. *......................................      2,427,813
                                                                    ------------

             Telecommunications -- Cellular (0.4%):
      30,000 VoiceStream Wireless Corp. *........................      3,488,438
                                                                    ------------

             Telecommunications -- Equipment (1.9%):
      25,000 Applied Signal Technology, Inc. ....................        289,063
      60,000 Com21, Inc. *.......................................      1,500,000
      25,000 Comdial Corp. *.....................................        110,938
      50,000 Plantronics, Inc. *.................................      5,774,999
      30,000 Superior Telecom, Inc. *............................        298,125
      70,000 Terayon Communications Systems, Inc. ...............      4,496,405
      75,000 Titan Corp. *.......................................      3,356,250
                                                                    ------------
                                                                      15,825,780
                                                                    ------------

             Telecommunications -- Satellite (0.3%):
      50,000 EchoStar Communications Corp., Class A*.............      1,655,468
      75,000 Motient Corp. *.....................................      1,176,563
                                                                    ------------
                                                                       2,832,031
                                                                    ------------

             Telecommunications -- Services and Equipment (1.9%):
     150,000 ICG Communications, Inc. *..........................      3,309,375
     150,000 ITC DeltaCom, Inc. *................................      3,346,875
     112,500 Mastec, Inc. *......................................      4,296,093
      74,000 Teligent, Inc., Class A *...........................      1,748,250
      70,000 Western Wireless Corp. -- Class A *.................      3,815,000
                                                                    ------------
                                                                      16,515,593
                                                                    ------------

             Telephone -- Integrated (0.3%):
      75,000 NEXTLINK Communications, Inc. -- Class A*...........      2,845,313
                                                                    ------------
             Textile -- Apparel (0.2%):
      40,000 Kellwood Co. .......................................        845,000
      50,000 Phillips-Van Heusen Corp. ..........................        475,000
                                                                    ------------
                                                                       1,320,000
                                                                    ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)


                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Textile -- Products (0.0%):
      75,000 Collins & Aikman Corp. *..........................   $    389,063
                                                                  ------------

             Therapeutics (1.4%):
      75,000 ILEX Oncology, Inc. *.............................      2,643,750
      45,000 ImClone Systems, Inc. *...........................      3,439,687
      76,700 Isis Pharmaceuticals, Inc. *......................      1,112,150
      50,000 MGI Pharma, Inc. *................................      1,438,281
      29,500 Onyx Pharmaceuticals, Inc. *......................        365,063
      75,000 Titan Pharmaceuticals, Inc. *.....................      3,224,999
                                                                  ------------
                                                                    12,223,930
                                                                  ------------

             Tools -- Hand Held (0.1%):
      35,200 Toro Co. .........................................      1,159,400
                                                                  ------------

             Transportation -- Air Freight (0.2%):
      50,000 Atlas Air, Inc. *.................................      1,793,750
                                                                  ------------

             Transportation -- Airline (0.2%):
      90,000 America West Holding Corp. -- Class B *...........      1,541,250
                                                                  ------------

             Transportation -- Equipment & Leasing (0.3%):
     150,000 Rollins Truck Leasing Corp. ......................      1,040,625
      40,000 Xtra Corp. *......................................      1,577,500
                                                                  ------------
                                                                     2,618,125
                                                                  ------------

             Transportation -- Railroad (0.2%):
      40,000 Florida East Coast Industries, Inc. ..............      1,600,000
                                                                  ------------

             Transportation -- Shipping (0.2%):
      75,000 Overseas Shipholding Group, Inc. .................      1,846,875
                                                                  ------------

             Utilities -- Electric Power (0.7%):
      25,000 Black Hills Corp. ................................        564,063
      40,000 Cleco Corp. ......................................      1,340,000
      50,000 CMP Group, Inc. ..................................      1,465,625
      50,000 Northwestern Corp. ...............................      1,156,250
      50,000 UniSource Energy Corp. ...........................        750,000
      30,000 WPS Resources Corp. ..............................        901,875
                                                                  ------------
                                                                     6,177,813
                                                                  ------------

             Utilities -- Gas Distribution (1.0%):
      45,000 Atmos Energy Corp. ...............................        787,500
      50,000 Eastern Enterprises...............................      3,150,000
      60,000 Energen Corp. ....................................      1,308,750
      30,400 Laclede Gas Co. ..................................        585,200
      40,000 New Jersey Resources Corp. .......................      1,522,500
      50,000 UGI Corp. ........................................      1,025,000
                                                                  ------------
                                                                     8,378,950
                                                                  ------------

             Utilities -- Water Supply (0.3%):
      65,000 United Water Resources, Inc. .....................      2,266,875
                                                                  ------------

             Wire & Cable Products (0.3%):
      42,100 Barnes Group, Inc. ...............................        686,756
      75,000 Belden, Inc. .....................................      1,921,875
                                                                  ------------
                                                                     2,608,631
                                                                  ------------

  Shares or
  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 COMMON STOCKS (continued)
             Wireless Equipment (1.7%):
      35,000 Carrier Access Corp.*..............................   $  1,850,625
     175,000 Digital Microwave Corp.*...........................      6,671,874
      75,000 InterDigital Communications Corp.*.................      1,242,188
      50,000 Proxim, Inc.*......................................      4,948,437
                                                                   ------------
                                                                     14,713,124
                                                                   ------------
             Total Common Stocks................................    840,673,456
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (0.2%):
             U.S. Treasury Bills (0.2%):
 $ 2,000,000 5.92%, 12/21/00 (b)................................      1,943,660
                                                                   ------------
             Total U.S. Government Agency Obligations...........      1,943,660
                                                                   ------------
 INVESTMENT COMPANIES (1.3%):
       7,041 Dreyfus Cash Management Money Market Fund..........          7,041
  10,700,986 Federated Prime Value Obligations Money Market
             Fund...............................................     10,700,986
                                                                   ------------
             Total Investment Companies.........................     10,708,027
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (12.4%):
 Bank Note (1.5%):
 $ 2,531,350 First Union National Bank, 6.68%, 11/1/00**........      2,529,967
   3,014,400 Bank of America NA, 6.66%, 6/6/01..................      3,012,744
   3,001,700 Keybank National Association, 6.67%, 6/27/01.......      3,000,068
   2,011,000 Comerica Bank, 6.63%, 1/12/01**....................      2,006,925
   2,515,000 SPNC Bank, 6.66%, 6/29/01..........................      2,500,672
                                                                   ------------
                                                                     13,050,376
                                                                   ------------

 Certificate of Deposit (0.3%):
   2,430,200 Deutsche Bank AG Yankee, 6.67%, 6/29/01............      2,428,866
                                                                   ------------
 Commercial Paper (2.2%):
             Banking (0.4%):
   3,498,639 Societe General North America, 7.00%, 7/3/00.......      3,498,639
                                                                   ------------

             Diversified Financial Services (0.2%):
   2,000,000 General Electric Capital Corp., 6.59%, 8/14/00.....      1,983,848
                                                                   ------------

             Finance (0.8%):
   3,500,000 Ford Motor Credit Corp., 6.63%, 7/14/00............      3,491,193
   3,497,231 UBS Finance, 7.13%, 7/5/00.........................      3,497,231
                                                                   ------------
                                                                      6,988,424
                                                                   ------------

             Medical-Drugs (0.4%):
   3,496,004 Merck & Co. Inc., 6.86%, 7/7/00....................      3,496,004
                                                                   ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Commercial Paper (continued)
             Retail -- Discount (0.2%):
 $ 2,000,000 Wal-Mart Stores Inc., 6.63%, 8/15/00...............   $  1,983,489
                                                                   ------------

             Utilities (0.2%):
   2,000,000 Bell South Capital Funding, 6.61%, 8/15/00, 6.61%,
             8/15/00............................................      1,983,489
                                                                   ------------
                                                                     19,933,893
                                                                   ------------

 Corporate Note (0.3%):
   2,540,000 Toyota Motor Credit, 6.32%, 10/25/00**.............      2,528,639
                                                                   ------------

 U.S. Government Agency Obligations
             Fannie Mae (0.4%):
   3,515,500 6.57%, 6/7/01......................................      3,513,564
                                                                   ------------

 Repurchase Agreements (7.7%):
  16,003,004 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $20,610,693 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
             market value $16,224,035)..........................     16,003,004
  16,570,125 Goldman Sachs & Co., 6.79%, 7/3/00 (Collateralized
             by $27,558,658 various Government Agency
             Securities, 4.50%-14.00%, 8/15/00-6/20/30, market
             value $16,799,539).................................     16,570,125
  16,002,978 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $26,615,472 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $16,268,288)..........................     16,002,978
  16,003,044 Salomon Smith Barney, 6.85%, 7/3/00 (Collateralized
             by $25,948,785 various Government Agency
             Securities, 4.50%-9.00%, 9/15/00-6/15/30,
             market value $16,226,273)..........................     16,003,044
                                                                   ------------
                                                                     64,579,151
                                                                   ------------


     Total Short-Term Securities Purchased With Securities
     Lending Collateral.......................................     106,034,489
                                                                 -------------
 Total Investments (Cost $666,495,859) (a) -- 112.6%...........    959,359,632
 Liabilities in excess of other assets -- (12.6)%..............   (107,208,174)
                                                                 -------------
 Total Net Assets -- 100.0%....................................  $ 852,151,458
                                                                 =============

-------
Percentages indicated are based on net assets of $852,151,458.
(a) Represents cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $332,683,416
   Unrealized depreciation........................................  (39,891,193)
                                                                   ------------
   Net unrealized appreciation.................................... $292,792,223
                                                                   ============

(b) Security has been deposited as initial margin on open futures contracts.
 *  Non-income producing security.
** Variable rate security. Rate present represents rate in effect at June 30,
   2000. Maturity date reflects next rate change date.
PLC -- Public Limited Company (British)

At June 30, 2000, the Fund's open long futures contracts were as follows:

                                     Unrealized
  # of            Opening             Notional          Depreciation           Market
Contracts      Contract Type           Amount            on Futures            Value
---------      -------------         ----------         ------------           ------
    35         Russell 2000          $9,145,500           $(71,550)          $9,217,050
                  9/16/00

                       See Notes to Financial Statements.

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (98.2%):
 Australia (2.5%):
             Banking (0.6):
      20,125 Commonwealth Bank of Australia.....................   $     334,591
     106,014 National Australia Bank Ltd. ......................       1,775,791
     108,339 Westpac Banking Corp., Ltd. .......................         783,840
                                                                   -------------
                                                                       2,894,222
                                                                   -------------

             Beverages & Tobacco (0.0%):
      80,262 Coca-Cola Amatil Ltd. .............................         156,621
                                                                   -------------

             Brewery (0.0%):
     101,336 Fosters Brewing Group Ltd. ........................         285,968
                                                                   -------------

             Diversified (0.1%):
      56,346 Southcorp Holdings Ltd. ...........................         163,067
      20,800 Wesfarmers Ltd. ...................................         166,100
                                                                   -------------
                                                                         329,167
                                                                   -------------

             Energy (0.2%):
     113,747 Broken Hill Proprietary Co., Ltd. .................       1,348,847
                                                                   -------------

             Entertainment (0.0%):
      31,137 TABCORP Holdings Ltd. .............................         179,475
                                                                   -------------

             Food Products (0.0%):
      67,731 Woolworths Ltd. ...................................         250,713
                                                                   -------------

             Gas Utility (0.0%):
      26,533 Australian Gas Light Co., Ltd. ....................         158,513
                                                                   -------------

             Industrial Goods & Services (0.0%):
      91,818 CSR Ltd. ..........................................         255,801
                                                                   -------------

             Insurance (0.1%):
      64,000 AMP Ltd. ..........................................         653,257
      34,020 QBE Insurance Group Ltd. ..........................         166,924
                                                                   -------------
                                                                         820,181
                                                                   -------------

             Metals & Mining (0.1%):
      66,046 North Ltd. ........................................         156,639
      17,073 Rio Tinto Ltd. ....................................         283,122
      67,271 WMC Ltd. ..........................................         301,841
                                                                   -------------
                                                                         741,602
                                                                   -------------

             Multi-Media (0.4%):
     144,553 News Corp. Ltd. ...................................       1,996,230
      12,497 Paperlinx Ltd. ....................................          23,786
                                                                   -------------
                                                                       2,020,016
                                                                   -------------

             Packaging (0.0%):
      37,493 Amcor Ltd. ........................................         131,490
                                                                   -------------

             Printing & Publishing (0.3%):
     151,829 News Corp., Ltd. ..................................       1,838,267
                                                                   -------------

             Property Trust (0.0%):
      31,280 Stockland Trust Group .............................          66,204
                                                                   -------------

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
 Australia (continued)
             Real Estate (0.1%):
     117,125 General Property Trust Units......................   $     189,172
      29,772 Lend Lease Corp., Ltd. ...........................         380,896
      90,273 Westfield Trust Units.............................         175,668
                                                                  -------------
                                                                        745,736
                                                                  -------------
             Retail Stores (0.0%):
      67,936 Coles Myer Ltd. ..................................         261,628
                                                                  -------------

             Services (0.1%):
      13,419 Brambles Industries Ltd. .........................         413,616
                                                                  -------------

             Telecom Equipment (0.5%):
     547,900 Telstra Corporation Ltd. .........................       2,230,420
                                                                  -------------
                                                                     15,128,487
                                                                  -------------

 Austria (0.2%):
             Banking (0.2%):
       7,585 Bank Austria AG...................................         370,963
                                                                  -------------

             Beverages & Tobacco (0.0%):
         700 Oesterreichische Brau-Beteiligungs AG.............          31,866
                                                                  -------------

             Building Products (0.0%):
       5,064 Wienerberger Baustoffindustrie AG.................         115,484
                                                                  -------------

             Chemicals (0.0%):
         400 Lenzing AG........................................          23,773
                                                                  -------------

             Construction (0.0%):
       1,355 Bau Holding AG....................................          57,021
                                                                  -------------

             Electric Utility (0.0%):
       2,069 Oesterreichische Elektrizitaetswirtschafts AG,
             Class A*..........................................         213,208
                                                                  -------------

             Engineering (0.0%):
       1,100 VA Technologie AG.................................          58,184
                                                                  -------------

             Insurance (0.0%):
         580 EA-Generali AG....................................          93,683
                                                                  -------------

             Metals & Mining (0.0%):
         175 Radex-Heraklith Industriebeteiligungs AG..........           4,284
                                                                  -------------

             Oil & Gas (0.0%):
       1,840 OMV AG............................................         160,506
                                                                  -------------

             Paper Products (0.0%):
         900 Mayr-Melnhof Karton AG............................          42,748
                                                                  -------------

             Steel (0.0%):
         800 Boehler-Uddeholm AG...............................          28,106
                                                                  -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Austria (continued)
             Transportation (0.0%):
       1,800 Austrian Airlines..................................   $      26,141
       1,500 Flughafen Wien AG..................................          53,618
                                                                   -------------
                                                                          79,759
                                                                   -------------
                                                                       1,279,585
                                                                   -------------

 Belgium (0.7%):
             Banking (0.1%):
      12,520 KBC Bancassurance Holding NV.......................         553,271
                                                                   -------------

             Chemicals (0.1%):
       7,410 Solvay SA..........................................         500,772
                                                                   -------------

             Electric Utility (0.0%):
       5,840 Suez Lyonnaise Des Eaux SA*........................              56
                                                                   -------------

             Gas & Electric Utility (0.1%):
       3,200 Electrabel SA......................................         794,172
       8,532 Total Fina SA*.....................................              82
                                                                   -------------
                                                                         794,254
                                                                   -------------

             Industrial Holding Company (0.1%):
       2,000 Groupe Bruxelles Lambert SA........................         501,343
                                                                   -------------

             Insurance (0.3%):
      43,600 Fortis (B).........................................       1,273,898
                                                                   -------------
             Merchandising (0.0%):
       4,400 Delhaize-Le Lion SA................................         264,245
                                                                   -------------

             Pharmaceuticals (0.0%):
       8,000 UCB SA.............................................         295,092
                                                                   -------------

             Technology (0.0%):
       1,000 Barco NV...........................................         112,634
                                                                   -------------
                                                                       4,295,565
                                                                   -------------

 Denmark (0.6%):
             Banking & Finance (0.1%):
       3,247 Den Danske Bank....................................         392,203
                                                                   -------------

             Pharmaceuticals (0.1%):
       4,946 Novo Nordisk AS, Class B...........................         845,291
                                                                   -------------

             Telecommunications (0.2%):
      14,000 Tele Danmark AS Class B............................         946,268
                                                                   -------------

             Transportation & Shipping (0.2%):
          64 D/S 1912, Class B..................................         682,587
          45 D/S Svendborg AS, Class B..........................         667,874
                                                                   -------------
                                                                       1,350,461
                                                                   -------------
                                                                       3,534,223
                                                                   -------------

 Europe (0.0%):
             Construction (0.0%):
       1,282 Heidelberger Zement AG-VVPR Strip..................              12
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Finland (3.0%):
             Computer Software (0.0%):
       6,000 Tietoenator Oyj....................................   $     201,016
                                                                   -------------

             Forest Products (0.1%):
      16,700 UPM-Kymmene Corp. .................................         416,220
                                                                   -------------

             Telecom Equipment (2.6%):
     304,300 Nokia Oyj..........................................      15,591,306
                                                                   -------------

             Telecommunications (0.3%):
      46,200 Sonera OYJ.........................................       2,114,697
                                                                   -------------
                                                                      18,323,239
                                                                   -------------

 France (11.8%):
             Advertising (0.0%):
         600 Publicis SA........................................         236,388
                                                                   -------------

             Aluminum (0.0%):
       2,000 Pechiney SA--A Shares..............................          83,781
                                                                   -------------

             Auto Parts (0.0%):
       5,245 Valeo SA...........................................         281,557
                                                                   -------------

             Automotive (0.1%):
       3,162 PSA Peugeot Citroen................................         637,129
                                                                   -------------

             Banking (0.7%):
      27,105 Banque Nationale de Paris..........................       2,619,044
      24,988 Societe Generale...................................       1,509,054
                                                                   -------------
                                                                       4,128,098
                                                                   -------------

             Beverages & Tobacco (0.5%):
       6,120 LVMH (Moet Hennessy Louis Vuitton).................       2,533,772
       5,400 Pernod Ricard......................................         295,054
                                                                   -------------
                                                                       2,828,826
                                                                   -------------

             Broadcasting/Cable (0.2%):
       8,544 Canal Plus.........................................       1,441,474
                                                                   -------------

             Building Products (0.1%):
       1,195 Imetal SA..........................................         139,295
       6,721 Lafarge SA.........................................         524,434
                                                                   -------------
                                                                         663,729
                                                                   -------------

             Chemicals (0.7%):
       5,755 L'Air Liquide......................................         753,605
      51,914 Rhone-Poulenc SA...................................       3,804,476
                                                                   -------------
                                                                       4,558,081
                                                                   -------------

             Commercial Services (0.1%):
       2,840 Sodexho SA.........................................         517,255
                                                                   -------------

             Computer Software (0.1%):
       7,206 Dassault Systems SA................................         674,310
                                                                   -------------

             Construction (0.2%):
       2,066 Bouygues SA........................................       1,386,313
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 France (continued)
             Defense (0.2%):
         662 Sagem SA...........................................   $     779,272
      12,325 Thomson CSF........................................         487,471
                                                                   -------------
                                                                       1,266,743
                                                                   -------------

             Diversified (0.7%):
       7,706 Lagardere S.C.A. ..................................         590,951
      39,905 Vivendi............................................       3,536,447
                                                                   -------------
                                                                       4,127,398
                                                                   -------------

             Electrical & Electronic (0.1%):
       9,900 Schneider SA.......................................         692,773
                                                                   -------------

             Electronic Components/Instruments (0.6%):
      57,900 STMicroelectronics NV..............................       3,663,155
                                                                   -------------

             Energy (1.3%):
      49,623 Total SA, Class B..................................       7,639,438
                                                                   -------------

             Engineering (0.0%):
         200 Groupe Gtm.........................................          18,788
                                                                   -------------

             Finance (0.0%):
         211 Societe Eurafrance SA..............................         101,435
                                                                   -------------

             Food & Household Products (0.0%):
       1,600 Eridania Beghin-Say SA.............................         157,362
                                                                   -------------

             Food Products (0.8%):
      48,036 Carrefour SA.......................................       3,296,952
       6,600 Etablissements Economiques du......................         613,689
       9,642 Groupe Danone......................................       1,284,739
                                                                   -------------
                                                                       5,195,380
                                                                   -------------

             Health & Personal Care (1.1%):
       4,100 L'OREAL............................................       3,564,708
      47,992 Sanofi-Synthelabo SA*..............................       2,295,632
                                                                   -------------
                                                                       5,860,340
                                                                   -------------

             Industrial Goods & Services (0.1%):
       9,801 Michelin Class B, Registered.......................         315,771
                                                                   -------------

             Industrial Holding Company (0.4%):
      13,220 Lyonnaise des Eaux SA..............................       2,325,414
                                                                   -------------

             Insurance (0.8%):
      25,500 Axa -- UAP.........................................       4,033,267
       6,000 Cap Gemini.........................................       1,061,159
                                                                   -------------
                                                                       5,094,426
                                                                   -------------

             Leisure (0.1%):
      13,250 Accor SA...........................................         545,267
         541 Club Mediterranee SA*..............................          73,589
                                                                   -------------
                                                                         618,856
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 France (continued)
             Machine - Diversified (0.0%):
       1,600 Sidel SA...........................................   $     130,292
                                                                   -------------

             Medical Supplies (0.0%):
         500 Essilor International..............................         143,884
                                                                   -------------

             Merchandising (0.3%):
       7,085 Pinault Printemps Redoute..........................       1,580,407
                                                                   -------------

             Miscellaneous Materials & Commodities (0.1%):
       5,533 Compagnie de Saint Gobain..........................         751,029
                                                                   -------------

             Office Equipment & Services (0.0%):
       3,500 Bic................................................         172,115
                                                                   -------------

             Real Estate (0.0%):
         855 Gecina.............................................          91,877
         918 Simco SA...........................................          67,319
         800 Unibail............................................         111,196
                                                                   -------------
                                                                         270,392
                                                                   -------------

             Steel (0.0%):
      14,600 Unisor Sacilor SA..................................         178,861
                                                                   -------------

             Telecom Equipment (0.8%):
      70,185 Alcatel............................................       4,622,042
                                                                   -------------

             Telecommunications -- Services & Equipment (1.7%):
      68,400 France Telecom.....................................       9,599,090
                                                                   -------------
                                                                      71,962,332
                                                                   -------------

 Germany (10.5%):
             Automotive (0.9%):
      76,487 DaimlerChrysler AG.................................       4,028,916
       8,210 MAN AG.............................................         252,234
       1,680 MAN AG.............................................          34,785
      23,370 Volkswagen AG......................................         896,090
       7,870 Volkswagen AG......................................         185,208
                                                                   -------------
                                                                       5,397,233
                                                                   -------------

             Banking (1.2%):
      31,568 Bayerische Vereinsbank AG..........................       2,060,758
      46,760 Deutsche Bank AG...................................       3,872,765
      38,960 Dresdner Bank AG...................................       1,620,845
                                                                   -------------
                                                                       7,554,368
                                                                   -------------

             Broadcasting & Television (0.1%):
       9,000 EM.TV & Merchandising AG...........................         532,305
                                                                   -------------

             Building Products (0.1%):
       5,352 Heidelberger Zement AG.............................         331,422
                                                                   -------------

             Chemicals (0.7%):
      46,780 BASF AG............................................       1,903,578
      55,640 Bayer AG...........................................       2,176,107
                                                                   -------------
                                                                       4,079,685
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Germany (continued)

             Clothing (0.0%):
       3,400 Adidas AG..........................................   $     188,382
                                                                   -------------

             Computer Software (0.6%):
      13,809 SAP AG.............................................       2,071,616
       9,900 SAP AG.............................................       1,836,323
                                                                   -------------
                                                                       3,907,939
                                                                   -------------

             Construction (0.0%):
       5,230 Hochtief AG........................................         158,174
                                                                   -------------

             Diversified (1.7%):
      12,440 Preussag AG........................................         403,060
      45,870 Siemens AG.........................................       6,925,357
      59,083 VEBA AG............................................       2,911,099
                                                                   -------------
                                                                      10,239,516
                                                                   -------------

             Food Products (0.0%):
       6,000 Kamps AG...........................................         192,677
                                                                   -------------

             Gas & Electric Utility (0.2%):
       6,140 RWE AG.............................................         167,449
      35,550 RWE AG.............................................       1,199,541
                                                                   -------------
                                                                       1,366,990
                                                                   -------------

             Health & Personal Care (0.1%):
       7,860 Beiersdorf AG......................................         663,037
                                                                   -------------

             Health Care (0.1%):
      15,900 Schering AG........................................         884,012
                                                                   -------------

             Insurance (1.8%):
      18,670 Allianz AG.........................................       6,800,812
      13,461 Muenchener Rueckver AG.............................       4,290,440
                                                                   -------------
                                                                      11,091,252
                                                                   -------------

             Machinery & Equipment (0.1%):
       8,360 Linde AG...........................................         334,176
                                                                   -------------

             Medical Products (0.1%):
       6,600 Fresenius Medical Care AG..........................         531,442
                                                                   -------------

             Medical-Drugs (0.0%):
       5,400 Gehe AG............................................         173,409
                                                                   -------------

             Metals & Mining (0.1%):
      38,640 Thyssen Krupp AG*..................................         622,271
                                                                   -------------

             Pharmaceuticals (0.1%):
      13,100 Merck KGaA.........................................         399,329
                                                                   -------------

             Real Estate Investment/Management (0.1%):
      13,500 WCM Beteiligungs & Grundbesitz AG..................         314,465
                                                                   -------------

             Retail -- Major Department Stores (0.1%):
      20,173 Metro AG...........................................         711,625
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Germany (continued)

             Retail Stores (0.0%):
       8,810 Karstadt AG........................................   $     235,620
                                                                   -------------

             Retail -- General Merchandise (0.0%):
       1,630 Douglas Holding AG.................................          48,438
                                                                   -------------

             Telecommunications (2.3%):
     231,600 Deutsche Telecom AG................................      13,231,760
                                                                   -------------

             Tire & Rubber (0.0%):
       9,570 Continental AG.....................................         160,540
                                                                   -------------

             Transportation (0.1%):
      28,680 Lufthansa AG.......................................         673,563
                                                                   -------------
                                                                      64,023,630
                                                                   -------------

 Hong Kong (2.2%):
             Banking (0.2%):
      97,973 Bank of East Asia Ltd. ............................         228,749
     108,800 Hang Seng Bank Ltd. ...............................       1,032,863
                                                                   -------------
                                                                       1,261,612
                                                                   -------------

             Broadcasting & Television (0.0%):
      33,000 Television Broadcasts Ltd. ........................         220,140
                                                                   -------------

             Diversified (0.2%):
     127,500 Swire Pacific Ltd., Class A........................         745,860
     155,500 Wharf Holdings Ltd. ...............................         278,283
                                                                   -------------
                                                                       1,024,143
                                                                   -------------

             Electric Utility (0.1%):
     141,400 CLP Holdings Ltd. .................................         658,473
                                                                   -------------

             Electrical & Electronic (0.1%):
      67,900 Johnson Electric Holdings Ltd. ....................         642,412
                                                                   -------------

             Gas Utility (0.1%):
     486,699 Hong Kong & China Gas Co., Ltd. ...................         546,324
                                                                   -------------

             Hotels & Lodging (0.0%):
     122,228 Shangri-La Asia Ltd. ..............................         144,258
                                                                   -------------

             Industrial Holding Company (0.8%):
     350,900 Hutchison Whampoa Ltd. ............................       4,411,554
                                                                   -------------

             Internet Services/Software (0.0%):
     150,000 Pacific Century Cyberworks Ltd. ...................         296,343
                                                                   -------------
             Real Estate (0.2%):
     378,048 Hysan Development Co., Ltd. .......................         397,688
     118,542 New World Development Co., Ltd. ...................         132,304
     135,136 Sun Hung Kai Properties Ltd. ......................         970,826
                                                                   -------------
                                                                       1,500,818
                                                                   -------------

             Real Estate Investment Trust (0.0%):
      91,100 Hang Lung Development Co. .........................          70,706
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Hong Kong (continued)
             Telecommunications (0.4%):
   1,001,074 Hong Kong Telecommunications Ltd. .................   $   2,202,482
                                                                   -------------

             Transportation (0.1%):
     252,000 Cathay Pacific Airways.............................         467,144
                                                                   -------------

                                                                      13,446,409
                                                                   -------------
 Ireland (0.3%):

             Airlines (0.0%):
      14,600 Ryanair Holdings PLC...............................         106,365
                                                                   -------------

             Banking (0.2%):
      59,879 Allied Irish Banks*................................         537,831
                                                                   -------------

             Building Products (0.1%):
      26,219 C.R.H. PLC*........................................         475,019
                                                                   -------------

             Chemicals-Specialty (0.0%):
       1,500 SGL Carbon AG......................................         100,221
                                                                   -------------

             Consumer Goods & Services (0.0%):
      29,000 Waterford Wedgewood*...............................          31,691
                                                                   -------------

             Diversified (0.0%):
       3,227 DCC PLC*...........................................          28,676
                                                                   -------------

             Finance (0.0%):
      13,227 Irish Life & Permanent PLC*........................         111,958
                                                                   -------------

             Food Products (0.0%):
      11,700 Fyffes PLC*........................................          12,113
       8,008 Greencore Group*...................................          21,494
       7,300 Kerry Group PLC*...................................          95,798
                                                                   -------------
                                                                         129,405
                                                                   -------------

             Hotels & Lodging (0.0%):
       1,900 Jurys Hotel Group PLC*.............................          11,383
                                                                   -------------

             Industrial Goods & Services (0.0%):
      63,500 Smurfit (Jefferson) Group*.........................         109,567
                                                                   -------------

             Media (0.0%):
      20,704 Independent News & Media PLC*......................          75,417
                                                                   -------------

             Oil & Gas (0.0%):
       9,100 Tullow Oil PLC*....................................           6,979
                                                                   -------------

             Printing & Publishing (0.0%):
       1,608 Clondalkin Group PLC*..............................              --
                                                                   -------------

             Telecommunications (0.0%):
     129,200 eircom PLC.........................................         346,780
                                                                   -------------

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
 Ireland (continued)
             Transportation & Shipping (0.0%):
       1,000 Irish Continental Group PLC*......................   $       8,148
                                                                  -------------
                                                                      2,079,440
                                                                  -------------
 Italy (4.3%):

             Agriculture (0.0%):
      94,400 Parmalat Finanziaria SpA..........................         133,746
                                                                  -------------

             Auto Parts (0.0%):
      12,360 Magneti Marelli SpA...............................          64,691
                                                                  -------------
             Automotive (0.1%):
      22,553 Fiat SpA..........................................         587,606
       9,082 Fiat SpA Preferred................................         148,436
                                                                  -------------
                                                                        736,042
                                                                  -------------

             Banking (0.5%):
     297,329 Banca Ambrosiano Veneto SpA.......................       1,336,728
      65,650 Banca Ambrosiano Veneto SpA di Risp., (Non-
             convertible)......................................         156,070
      29,000 Banca di Roma.....................................          35,750
      17,100 Banca Popolare de Milano..........................         123,759
     314,600 Credito Italiano SpA..............................       1,510,877
                                                                  -------------
                                                                      3,163,184
                                                                  -------------

             Banking & Finance (0.1%):
      36,470 Mediobanca SpA....................................         377,566
                                                                  -------------

             Broadcasting & Publishing (0.2%):
      75,600 Mediaset SpA......................................       1,159,510
                                                                  -------------

             Building Products (0.0%):
      11,388 Italcementi SpA...................................         107,527
                                                                  -------------

             Electric Utility (0.3%):
     447,000 Enel SpA*.........................................       1,988,192
                                                                  -------------

             Finance (0.3%):
      97,812 Banc San Paolo Torino.............................       1,743,028
                                                                  -------------

             Insurance (0.5%):
      81,463 Assicurazioni Generali............................       2,803,417
      46,542 Riuniune Adriatici de Sicurta SpA.................         513,069
                                                                  -------------
                                                                      3,316,486
                                                                  -------------

             Jewelry (0.0%):
      21,300 Bulgari SpA.......................................         285,852
                                                                  -------------

             Office Equipment & Services (0.2%):
     309,996 Olivetti SpA*.....................................       1,132,176
                                                                  -------------

             Oil & Gas (0.5%):
     492,500 ENI SpA...........................................       2,856,238
                                                                  -------------

             Printing & Publishing (0.0%):
      11,400 Mondadori (Arnoldo) Editore SpA...................         261,177
                                                                  -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
 Italy (continued)

             Real Estate Investment/Management (0.0%):
      19,400 Immsi SpA.........................................   $      27,616
                                                                  -------------

             Telecommunications (1.5%):
      99,760 Telecom Italia Mobile SpA.........................         503,964
     465,360 Telecom Italia Mobile SpA di Risp,
             (Non-convertible).................................       4,773,157
     236,900 Telecom Italia SpA................................       3,270,095
                                                                  -------------
                                                                      8,547,216
                                                                  -------------

             Textile Products (0.0%):
     115,720 Benetton Group SpA................................         242,932
                                                                  -------------

             Tire & Rubber (0.1%):
     120,700 Pirelli SpA.......................................         318,758
                                                                  -------------
                                                                     26,461,937
                                                                  -------------

 Japan (29.2%):

             Apparel (0.0%):
       2,000 Shimamura Co., Ltd. ..............................         234,212
                                                                  -------------

             Appliances & Household Products (2.0%):
     140,000 Matsushita Electric Industrial Co., Ltd. .........       3,638,890
      13,000 Pioneer Electronic Corp. .........................         507,460
     151,000 Sanyo Electric Co. ...............................       1,361,550
      81,000 Sharp Corp. ......................................       1,435,471
      60,400 Sony Corp. .......................................       5,651,714
                                                                  -------------
                                                                     12,595,085
                                                                  -------------
             Automotive (2.4%):
      66,000 Honda Motor Co., Ltd. ............................       2,251,952
     270,000 Nissan Motor Co., Ltd.*...........................       1,594,968
     255,000 Toyota Motor Corp. ...............................      11,641,138
                                                                  -------------
                                                                     15,488,058
                                                                  -------------

             Banking (2.2%):
      32,000 77 Bank...........................................         256,480
     186,000 Asahi Bank Ltd. ..................................         784,072
      44,000 Ashikaga Bank Ltd.*...............................          91,492
     318,000 Bank of Tokyo--Mitsubishi Ltd. ...................       3,850,211
      94,000 Bank of Yokohama Ltd. ............................         422,017
      29,700 Chou Mitsui Trust & Banking Co. ..................         129,690
      43,000 Gunma Bank Ltd. ..................................         222,313
      57,000 Hokuriku Bank*....................................         132,531
     177,000 Industrial Bank of Japan..........................       1,345,047
      73,000 Joyo Bank.........................................         281,508
      95,000 Mitsubishi Trust & Banking Corp. .................         738,978
     283,000 Sakura Bank Ltd. .................................       1,960,643
      59,000 Shizuoka Bank.....................................         501,883
     213,000 Sumitomo Bank Ltd. ...............................       2,617,165
     152,000 Tokai Bank........................................         751,369
                                                                  -------------
                                                                     14,085,399
                                                                  -------------

             Beverages & Tobacco (0.0%):
      11,000 Takara Shuzo Co., Ltd. ...........................         274,996
                                                                  -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Japan (continued)
             Brewery (0.2%):
      37,000 Asahi Breweries Ltd. ..............................   $     443,784
      68,000 Kirin Brewery Co., Ltd. ...........................         851,595
                                                                   -------------
                                                                       1,295,379
                                                                   -------------

             Broadcasting & Publishing (0.1%):
      11,000 Tokyo Broadcasting System..........................         476,175
                                                                   -------------

             Building Products (0.1%):
      72,400 Taiheiyo Cement Corp. .............................         151,915
      14,000 Tostem Corp. ......................................         228,919
                                                                   -------------
                                                                         380,834
                                                                   -------------

             Cellular/Wireless Telecommunications (1.0%):
         225 NTT DoCoMo, Inc. ..................................       6,103,410
                                                                   -------------

             Chemicals (1.3%):
      90,000 Asahi Chemical Industry Co., Ltd. .................         637,987
      59,000 Dainippon Ink & Chemicals, Inc. ...................         278,266
      26,000 Kaneka Corp. ......................................         287,274
     131,000 Mitsubishi Chemical Corp. .........................         538,603
      46,000 Sekisui Chemical Co., Ltd. ........................         177,389
      27,000 Shin-Etsu Chemical Co., Ltd. ......................       1,372,948
     102,000 Sumitomo Chemical Co. .............................         615,076
      60,000 Takeda Chemical Industries.........................       3,947,014
      39,000 Tosoh Corp. .......................................         197,209
                                                                   -------------
                                                                       8,051,766
                                                                   -------------

             Commercial Services (0.1%):
       6,000 Benesse Corp. .....................................         416,818
       3,000 Toyo Information Systems Co., Ltd. ................         167,011
                                                                   -------------
                                                                         583,829
                                                                   -------------

             Computer Services (0.0%):
       4,000 CSK Corp. .........................................         124,006
       2,000 Fuji Soft ABC, Inc. ...............................         118,902
                                                                   -------------
                                                                         242,908
                                                                   -------------

             Computer Systems (0.0%):
       3,000 Meitec Corp. ......................................         119,091
                                                                   -------------
             Construction (0.2%):
      39,000 Daiwa House Industry Co., Ltd. ....................         285,308
      53,000 Sekisui House Ltd. ................................         491,420
      59,000 Shimizu Corp. .....................................         168,967
                                                                   -------------
                                                                         945,695
                                                                   -------------

             Consumer Goods & Services (0.1%):
      22,000 Nippon Sheet Glass Co., Ltd. ......................         306,499
      31,000 Toto Ltd. .........................................         238,503
                                                                   -------------
                                                                         545,002
                                                                   -------------

             Cosmetics/Personal Care (0.3%):
      41,000 Kao Corp. .........................................       1,255,559
      26,000 Shiseido Co., Ltd. ................................         403,019
                                                                   -------------
                                                                       1,658,578
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                  Security
   Shares                       Description                      Market Value
   ------                       -----------                      ------------

 COMMON STOCKS (continued)
 Japan (continued)

             Data Processing & Reproduction (0.8%):
     133,000 Fujitsu Ltd. ....................................   $   4,613,450
       2,000 Trans Cosmos, Inc. ..............................         300,941
                                                                 -------------
                                                                     4,914,391
                                                                 -------------

             Distribution (0.1%):
      89,000 Itochu Corp.*....................................         450,041
                                                                 -------------

             Diversified (0.0%):
      18,000 Yamaha Corp. ....................................         197,181
                                                                 -------------

             Electric Utility (0.6%):
      63,800 Kansai Electric Power Co., Inc. .................       1,144,524
      30,500 Tohoku Electric Power............................         412,234
      91,900 Tokyo Electric Power Co. ........................       2,245,351
                                                                 -------------
                                                                     3,802,109
                                                                 -------------

             Electrical & Electronic (1.6%):
      18,000 Casio Computer Co., Ltd. ........................         202,455
      13,400 Kyocera Corp. ...................................       2,278,474
     156,000 Mitsubishi Electric Corp. .......................       1,692,679
      22,000 Omron Corp. .....................................         598,857
       8,000 Rohm Co., Ltd. ..................................       2,344,012
     219,000 Toshiba Corp. ...................................       2,477,687
                                                                 -------------
                                                                     9,594,164
                                                                 -------------

             Electrical Equipment (0.3%):
      16,000 Alps Electric Co., Ltd. .........................         297,916
       5,000 SMC Corp. .......................................         942,804
      10,000 Taiyo Yuden Co., Ltd. ...........................         627,590
                                                                 -------------
                                                                     1,868,310
                                                                 -------------

             Electronic Components/Instruments (1.9%):
       7,600 Advantest Corp. .................................       1,698,842
      10,000 Dainippon Screen Manufacturing Co. ..............          95,367
      17,100 Fanuc Ltd. ......................................       1,743,917
       3,000 Hirose Electric Co., Ltd. .......................         468,141
     227,000 Hitachi Ltd. ....................................       3,282,656
     115,000 NEC Corp. .......................................       3,619,513
      10,000 Nitto Denko Corp. ...............................         386,573
      23,000 Yokogawa Electric Corp. .........................         230,432
                                                                 -------------
                                                                    11,525,441
                                                                 -------------

             Engineering (0.1%):
      72,000 Kajima Corp. ....................................         230,016
     115,000 Kawasaki Heavy Industries Ltd. ..................         176,084
      23,000 Kinden Corp. ....................................         144,781
      56,000 Obayashi Corp. ..................................         248,238
                                                                 -------------
                                                                       799,119
                                                                 -------------
             Entertainment (0.2%):
       4,000 NAMCO............................................         144,421
       6,000 Oriental Land Co., Ltd. .........................         614,169
       1,700 Toho Co. ........................................         290,185
                                                                 -------------
                                                                     1,048,775
                                                                 -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Japan (continued)
             Finance (1.1%):
      11,000 Acom Co., Ltd. ....................................   $     927,397
      97,000 Daiwa Securities Co., Ltd. ........................       1,283,536
     133,000 Nomura Securities Co., Ltd. .......................       3,262,099
      24,000 Orient Corp. ......................................         135,423
       6,000 Orix Corp. ........................................         887,511
                                                                   -------------
                                                                       6,495,966
                                                                   -------------

             Finance Services (0.2%):
      10,000 Takefuji Corp. ....................................       1,210,758
                                                                   -------------

             Food & Household Products (0.2%):
      48,000 Ajinomoto Co., Inc. ...............................         617,004
      20,000 Nippon Meat Packers, Inc. .........................         293,002
      12,000 Nissin Food Products Co., Ltd. ....................         306,234
                                                                   -------------
                                                                       1,216,240
                                                                   -------------

             Food Products (0.1%):
      51,000 Daiei Inc.*........................................         191,850
      19,000 Yamazaki Baking Co., Ltd. .........................         186,765
                                                                   -------------
                                                                         378,615
                                                                   -------------

             Forest Products (0.2%):
      59,000 Nippon Paper Industries Co. .......................         403,737
      65,000 Oji Paper Co., Ltd. ...............................         448,482
       5,000 Uni-Charm..........................................         303,398
                                                                   -------------
                                                                       1,155,617
                                                                   -------------

             Gas Utility (0.2%):
     154,000 Osaka Gas Co., Ltd. ...............................         443,945
     173,000 Tokyo Gas Co., Ltd. ...............................         487,270
                                                                   -------------
                                                                         931,215
                                                                   -------------

             Health & Personal Care (0.2%):
      33,000 Kyowa Hakko Kogyo Co. .............................         323,445
      30,000 Sankyo Co., Ltd. ..................................         679,102
                                                                   -------------
                                                                       1,002,547
                                                                   -------------

             Health Care (0.1%):
       8,000 Hoya Corp. ........................................         718,326
                                                                   -------------

             Industrial Goods & Services (0.7%):
      56,000 Bridgestone Corp. .................................       1,188,263
      62,000 Denso Corp. .......................................       1,511,889
      30,000 NGK Insulators Ltd. ...............................         372,584
      19,000 NGK Spark Plug Co., Ltd. ..........................         294,693
      54,000 Sumitomo Electric Industries Ltd. .................         927,888
                                                                   -------------
                                                                       4,295,317
                                                                   -------------

             Insurance (0.3%):
      50,000 Mitsui Marine & Fire Insurance Co., Ltd. ..........         241,017
      55,000 Sumitomo Marine & Fire Insurance Co. ..............         320,742
     102,000 Tokio Marine & Fire Insurance Co. .................       1,180,022
                                                                   -------------
                                                                       1,741,781
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Japan (continued)
             Internet Content (0.5%):
      24,000 Softbank Corp. ....................................   $   3,266,494
                                                                   -------------

             Jewelry (0.0%):
      23,000 Citizen Watch Co., Ltd. ...........................         222,606
                                                                   -------------

             Leasing (0.1%):
      29,000 Yamato Transport Co., Ltd. ........................         722,249
                                                                   -------------

             Machine-Diversified (0.0%):
      10,000 Kurita Water Industries Ltd. ......................         220,696
                                                                   -------------
             Machinery & Equipment (0.9%):
      14,000 Brother Industries Ltd. ...........................          40,094
      23,000 Daikin Industries Ltd. ............................         535,862
      21,000 Ebara Corp. .......................................         285,223
      71,000 Komatsu Ltd. ......................................         500,617
     116,000 Kubota Corp. ......................................         422,111
      34,000 Minebea Co., Ltd. .................................         427,404
     245,000 Mitsubishi Heavy Industries Ltd. ..................       1,088,359
       4,000 Nidec Corp. .......................................         347,821
      40,000 NSK Ltd. ..........................................         351,602
      13,000 Tokyo Electron Ltd. ...............................       1,784,095
                                                                   -------------
                                                                       5,783,188
                                                                   -------------

             Manufacturing-Capital Goods (0.5%):
      31,000 Fujikura Ltd. .....................................         206,566
       8,000 Kokuyo Co. ........................................         131,492
      14,000 Makita Corp. ......................................         133,779
      16,000 Murata Manufacturing Co., Ltd. ....................       2,301,668
       8,000 Noritake Co., Ltd. ................................          44,687
       7,000 Takara Standard Co. ...............................          30,567
                                                                   -------------
                                                                       2,848,759
                                                                   -------------

             Manufacturing-Consumer Goods (1.0%):
      59,000 Canon, Inc. .......................................       2,944,381
      38,000 Fuji Photo Film Co., Ltd. .........................       1,558,768
      30,000 Konica Corp. ......................................         255,195
      27,000 Nikon Corp. .......................................       1,002,916
       8,700 Sega Enterprises Ltd. .............................         134,034
      12,000 Shimano Inc. ......................................         289,221
                                                                   -------------
                                                                       6,184,515
                                                                   -------------

             Material Handling (0.0%):
       3,000 Fuji Machine Mfg Co. ..............................         157,937
                                                                   -------------

             Medical Supplies (0.1%):
      23,000 Olympus Optical Co., Ltd. .........................         413,255
      14,000 Terumo Corp. ......................................         475,040
                                                                   -------------
                                                                         888,295
                                                                   -------------

             Merchandising (0.4%):
      28,000 Ito-Yokado Co., Ltd. ..............................       1,688,445
      24,000 JUSCO Co., Ltd. ...................................         455,948
      28,000 Marui Co., Ltd. ...................................         537,232
                                                                   -------------
                                                                       2,681,625
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Japan (continued)
             Metals (0.3%):
     236,000 Kawasaki Steel Corp.*..............................   $     339,050
      80,000 Mitsubishi Materials Corp.*........................         328,162
     449,000 Nippon Steel Corp. ................................         946,367
     264,000 Sumitomo Metal Industries Ltd.*....................         182,152
                                                                   -------------
                                                                       1,795,731
                                                                   -------------

             Metals & Mining (0.1%):
      43,000 Mitsui Mining & Smelting Co. ......................         327,169
      41,000 Sumitomo Metal Mining Co.*.........................         193,759
                                                                   -------------
                                                                         520,928
                                                                   -------------

             Miscellaneous Materials & Commodities (0.2%):
      86,000 Asahi Glass Co., Ltd. .............................         963,219
                                                                   -------------

             Oil & Gas (0.1%):
      91,800 Nippon Oil Co., Ltd. ..............................         421,684
                                                                   -------------

             Packaging (0.1%):
      17,000 Toyo Seikan Kaisha Ltd. ...........................         318,143
                                                                   -------------

             Pharmaceuticals (0.7%):
      18,000 Chugai Pharmaceutical Co., Ltd. ...................         341,110
      20,000 Dai-Ichi Pharmaceuticals...........................         508,499
      22,000 Eisai Co., Ltd. ...................................         706,984
      29,000 Meiji Seika Co. ...................................         192,417
      26,000 Shionogi & Co., Ltd. ..............................         495,173
      22,000 Taisho Pharmaceutical Co. .........................         790,159
      23,000 Yamanouchi Pharmaceutical Co., Ltd. ...............       1,258,678
                                                                   -------------
                                                                       4,293,020
                                                                   -------------

             Printing & Publishing (0.2%):
      50,000 Dai Nippon Printing Co., Ltd. .....................         883,258
      43,000 Toppan Printing Co., Ltd. .........................         456,005
                                                                   -------------
                                                                       1,339,263
                                                                   -------------

             Railroads (0.1%):
         100 Central Japan Railway Co. .........................         567,100
                                                                   -------------

             Real Estate (0.3%):
      85,000 Mitsubishi Estate Co., Ltd. .......................       1,002,632
      60,000 Mitsui Fudosan Co., Ltd. ..........................         652,165
                                                                   -------------
                                                                       1,654,797
                                                                   -------------

             Retail Stores (0.1%):
       5,000 Aoyama Trading Co., Ltd. ..........................          72,305
      34,000 Mitsukoshi Ltd.*...................................         151,038
       5,000 Skylark Co., Ltd. .................................         198,012
      22,000 Takashimaya Co., Ltd. .............................         205,441
                                                                   -------------
                                                                         626,796
                                                                   -------------

             Retail-General Merchandise (0.1%):
      14,300 Credit Saison Co., Ltd. ...........................         332,491
                                                                   -------------

             Retail-Special Line (0.0%):
      14,000 Uny Co., Ltd. .....................................         193,854
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Japan (continued)

             Services (0.2%):
      15,000 Secom Co., Ltd. ...................................   $   1,098,756
                                                                   -------------

             Software & Computer Services (0.4%):
     235,000 Fuji Soft ABC, Inc. ...............................       1,790,239
       8,000 Konami Corp., Ltd. ................................         506,609
                                                                   -------------
                                                                       2,296,848
                                                                   -------------

             Storage (0.0%):
      10,000 Mitsubishi Logistics Corp. ........................          90,736
                                                                   -------------

             Telecommunications (1.9%):
      11,000 Nippon Comsys Corp. ...............................         234,448
         866 Nippon Telegraph & Telephone Corp. ................      11,541,046
                                                                   -------------
                                                                      11,775,494
                                                                   -------------

             Textile Products (0.2%):
      23,000 Kuraray Co., Ltd. .................................         264,344
      15,000 Onward Kashiyama Co., Ltd. ........................         204,156
      57,000 Teijin Ltd. .......................................         278,531
     102,000 Toray Industries, Inc. ............................         414,550
      14,000 Wacoal Corp. ......................................         142,909
                                                                   -------------
                                                                       1,304,490
                                                                   -------------

             Tobacco (0.1%):
          75 Japan Tobacco, Inc. ...............................         659,962
                                                                   -------------

             Toys (0.3%):
       9,000 Nintendo Co., Ltd. ................................       1,575,403
                                                                   -------------

             Transportation (0.6%):
         271 East Japan Railway Co. ............................       1,577,822
     112,000 Japan Airlines Co. ................................         426,610
     101,000 Kinki Nippon Railway Co. ..........................         410,486
      67,000 Nippon Express Co., Ltd. ..........................         412,253
      64,000 Tobu Railway Co., Ltd. ............................         183,287
      82,000 Tokyu Corp. .......................................         406,119
                                                                   -------------
                                                                       3,416,577
                                                                   -------------
             Transportation & Shipping (0.1%):
      17,000 Kamigumi Co., Ltd. ................................          89,819
      89,000 Nippon Yusen Kabushiki Kaisha......................         429,011
                                                                   -------------
                                                                         518,830
                                                                   -------------

             Wholesale & International Trade (0.5%):
      93,000 Marubeni Corp. ....................................         320,837
     114,000 Mitsubishi Corp. ..................................       1,033,312
     104,000 Mitsui & Co., Ltd. ................................         796,208
      70,000 Sumitomo Corp. ....................................         789,308
                                                                   -------------
                                                                       2,939,665
                                                                   -------------

             Wire & Cable Products (0.2%):
      47,000 Furukawa Electric Co., Ltd. .......................         983,965
                                                                   -------------
                                                                     179,090,446
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Malaysia (0.0%):
             Engineering (0.0%):
       6,300 Silverstone Berhad*................................   $          --
                                                                   -------------

 Netherlands (4.6%):

             Banking (0.4%):
      91,835 ABN Amro Holding NV................................       2,258,904
                                                                   -------------

             Beverages & Tobacco (0.2%):
      18,537 Heineken NV........................................       1,132,798
                                                                   -------------

             Computer Systems (0.2%):
      24,000 ASM Lithography Holding NV.........................       1,035,737
                                                                   -------------

             Electronic Components/Instruments (0.6%):
      85,520 Philips Electronics NV.............................       4,049,743
                                                                   -------------

             Finance (0.7%):
      59,575 ING Groep NV.......................................       4,043,246
                                                                   -------------

             Food Products (0.3%):
      33,770 Unilever NV -- CVA.................................       1,555,454
                                                                   -------------

             Insurance (0.4%):
      64,170 Aegon NV...........................................       2,292,579
                                                                   -------------

             Oil & Gas (1.2%):
     125,400 Royal Dutch Petroleum Co. .........................       7,825,487
                                                                   -------------

             Retail-Special Line (0.2%):
      31,195 Ahold..............................................         921,916
                                                                   -------------

             Telecommunications (0.4%):
      61,210 KPN NV.............................................       2,748,937
                                                                   -------------

             Transportation (0.0%):
      10,000 TNT Post Group NV..................................         270,802
                                                                   -------------
                                                                      28,135,603
                                                                   -------------

 New Zealand (0.1%):

             Beverages & Tobacco (0.0%):
      41,300 Lion Nathan Ltd. ..................................          92,350
                                                                   -------------

             Forest Products (0.0%):
     130,281 Carter Holt Harvey Ltd. ...........................         113,461
                                                                   -------------

             Telecommunications (0.1%):
     161,965 Telecom Corp. of New Zealand Ltd. .................         568,032
                                                                   -------------
                                                                         773,843
                                                                   -------------

 Norway (0.3%):

             Banking (0.1%):
      48,900 Christiania Bank Og Kreditkasse....................         263,738
      37,000 Den Norske Bank ASA................................         154,104
                                                                   -------------
                                                                         417,842
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Norway (continued)
             Chemicals (0.0%):
       1,000 Dyno Industrier ASA................................   $      21,293
                                                                   -------------
             Computer Software (0.0%):
       8,000 Merkantildata ASA..................................          41,275
                                                                   -------------

             Diversified (0.2%):
      18,650 Norsk Hydro ASA....................................         785,497
                                                                   -------------

             Electric Utility (0.0%):
      15,650 Hafslund ASA, Series A.............................          72,323
      10,326 Hafslund ASA, Series B.............................          33,705
                                                                   -------------
                                                                         106,028
                                                                   -------------

             Forest Products (0.0%):
       3,200 Norske Skogindustrier ASA -- Class A...............          91,723
                                                                   -------------

             Industrial Goods & Services (0.0%):
       1,200 Unitor ASA.........................................           8,845
                                                                   -------------

             Insurance (0.0%):
      24,100 Storebrand ASA*....................................         174,812
                                                                   -------------

             Manufacturing-Consumer Goods (0.0%):
      14,800 Orkla ASA -- Class A...............................         282,236
                                                                   -------------

             Oil & Gas (0.0%):
       9,700 Petroleum Geo-Services ASA*........................         166,254
                                                                   -------------

             Transportation (0.0%):
       2,200 Leif Hoegh & Co. ASA...............................          20,334
                                                                   -------------
                                                                       2,116,139
                                                                   -------------

 Portugal (0.4%):

             Banking (0.1%):
      66,500 Banco Commercial Portuguese........................         347,416
       7,900 Banco Espirito Santo...............................         194,623
                                                                   -------------
                                                                         542,039
                                                                   -------------

             Electrical & Electronic (0.2%):
      41,000 Electricidade De Portugal..........................         747,528
                                                                   -------------

             Food Products (0.0%):
       6,300 Jeronimo Martins, SGPS, SA.........................         104,235
                                                                   -------------

             Telecommunications (0.1%):
      65,000 Portugal Telecom SA................................         732,746
                                                                   -------------

             Transportation (0.0%):
      20,000 Brisa Auto-Estradas................................         172,930
                                                                   -------------
                                                                       2,299,478
                                                                   -------------

 Singapore (1.0%):

             Airlines (0.1%):
      80,000 Singapore Airlines Ltd. ...........................         791,219
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Singapore (continued)
             Banking (0.5%):
      89,987 Development Bank of Singapore Ltd. ................   $   1,155,428
      68,959 Oversea-Chinese Banking Corp., Ltd. ...............         474,623
     123,921 United Overseas Bank Ltd. .........................         809,904
                                                                   -------------
                                                                       2,439,955
                                                                   -------------

             Computer Equipment (0.0%):
       9,000 Creative Technology Ltd.* .........................         217,065
                                                                   -------------

             Electronic Components/Instruments (0.1%):
      75,000 Chartered Semiconductor Manufacturing Ltd. ........         655,012
      22,000 Venture Manufacturing Singapore Ltd. ..............         223,947
                                                                   -------------
                                                                         878,959
                                                                   -------------

             Finance (0.0%):
      29,600 Haw Par Brothers International Ltd. ...............          47,936
                                                                   -------------

             Printing & Publishing (0.1%):
      31,472 Singapore Press Holdings Ltd.* ....................         487,831
                                                                   -------------

             Real Estate (0.1%):
      67,600 City Developments Ltd. ............................         261,958
     115,000 DBS Land Ltd. .....................................         148,990
                                                                   -------------
                                                                         410,948
                                                                   -------------
             Telecommunications (0.1%):
     519,000 Singapore Telecommunications Ltd. .................         759,449
                                                                   -------------

             Transportation & Shipping (0.0%):
      79,000 Keppel Corp. ......................................         170,887
                                                                   -------------
                                                                       6,204,249
                                                                   -------------

 Spain (2.9%):

             Agriculture (0.0%):
       4,500 Azucarera Ebro Agricolas SA........................          53,921
                                                                   -------------

             Banking (0.5%):
     288,920 Banco Santander Central Hispanoamericano SA........       3,060,361
                                                                   -------------

             Banking & Finance (0.5%):
     196,423 Banco Bilbao Vizcaya...............................       2,946,724
       2,460 Portland Valoerrivass..............................          45,984
                                                                   -------------
                                                                       2,992,708
                                                                   -------------

             Beverages & Tobacco (0.1%):
       1,650 El Aguila SA*......................................          11,752
      26,200 Tabacalera SA -- Class A...........................         404,101
                                                                   -------------
                                                                         415,853
                                                                   -------------

             Building Products (0.0%):
       3,000 Uralita SA.........................................          18,117
                                                                   -------------

             Building-Heavy Construction (0.0%):
       9,000 Fomento De Construc Y Contra.......................         170,821
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
 Spain (continued)
             Chemicals (0.0%):
         700 Ercros SA.........................................   $         369
                                                                  -------------

             Commercial Services (0.0%):
       4,100 Prosegur, CIA de Seguridad SA.....................          48,145
                                                                  -------------

             Construction (0.0%):
       3,300 ACS, Actividades de Construccion y Servicios SA...          93,318
      20,263 Autopista.........................................           8,741
                                                                  -------------
                                                                        102,059
                                                                  -------------

             Engineering (0.0%):
      20,263 Autopistas Concesionaria Espanola SA..............         176,952
      11,700 Grupo Dragados SA.................................          84,228
                                                                  -------------
                                                                        261,180
                                                                  -------------

             Food Products (0.0%):
      14,400 Telepizza SA*.....................................          81,441
       2,564 Viscofan Industria Navarra de Envolturas
             Celulosicassa SA..................................          16,861
                                                                  -------------
                                                                         98,302
                                                                  -------------

             Gas & Electric Utility (0.6%):
      70,580 Endesa SA.........................................       1,372,766
      28,900 Gas Natural SGD, SA...............................         520,821
      65,924 Iberdrola SA......................................         853,120
      22,666 Union Electrica Fenosa SA.........................         411,734
                                                                  -------------
                                                                      3,158,441
                                                                  -------------

             Hotels & Lodging (0.0%):
      13,200 Sol Melia SA......................................         148,045
                                                                  -------------

             Industrial Holding Company (0.0%):
       5,850 Corporacion Financiara Alba SA....................         154,774
                                                                  -------------

             Insurance (0.0%):
       4,700 Corporacion Mapfre................................          59,786
                                                                  -------------
             Machinery & Equipment (0.0%):
       8,432 Zardoya Otis SA...................................          75,009
                                                                  -------------

             Metals (0.0%):
       3,900 Acerinox SA.......................................         113,277
                                                                  -------------

             Oil & Gas (0.3%):
      82,394 Repsol SA.........................................       1,646,776
                                                                  -------------

             Real Estate (0.0%):
       4,268 Metrovacesa SA....................................          72,007
       8,683 Vallehermoso SA...................................          52,021
                                                                  -------------
                                                                        124,028
                                                                  -------------

             Telecommunications (0.9%):
     229,261 Telefonica De Espana*.............................       4,944,764
                                                                  -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Spain (continued)
             Water Utility (0.0%):
      10,900 Aquas De Barcelona.................................   $     146,281
                                                                   -------------
                                                                      17,793,017
                                                                   -------------

 Sweden (3.0%):
             Automotive (0.1%):
      18,300 Volvo AB, Series B.................................         399,562
                                                                   -------------

             Banking (0.2%):
     184,700 Nordic Baltic Holding AB...........................       1,400,403
                                                                   -------------

             Banking & Finance (0.3%):
      31,500 ForeningsSparbanken AB.............................         463,303
      43,100 Skandiaviska Enskilda Banken, Series A.............         513,521
      39,000 Svenska Handelsbanken, Series A....................         569,166
                                                                   -------------
                                                                       1,545,990
                                                                   -------------

             Computer Services (0.0%):
      29,000 WM-Data AB, Series B...............................         160,363
                                                                   -------------

             Consumer Goods & Services (0.1%):
      21,700 Securitas AB, Series B.............................         462,664
                                                                   -------------

             Forest Products (0.0%):
       9,800 Svenska Cellusoa AB, Series B......................         187,157
                                                                   -------------

             Health & Personal Care (0.0%):
         196 TeleLarm Care AB*..................................              --
                                                                   -------------

             Insurance (0.3%):
      62,000 Skandia Forsakrings AB.............................       1,647,070
                                                                   -------------

             Machinery & Equipment (0.0%):
       8,300 Atlas Copco AB, Series A...........................         160,876
                                                                   -------------

             Manufacturing-Consumer Goods (0.1%):
      21,800 Electrolux AB, Series B............................         339,276
                                                                   -------------

             Retail-Special Line (0.2%):
      50,500 Hennes & Mauritz AB, Series B......................       1,059,434
                                                                   -------------

             Telecommunication Equipment (1.5%):
     495,200 Telefonaktiebolaget Lm Ericsson AB.................       9,852,368
                                                                   -------------

             Telecommunications (0.1%):
       7,300 Netcom AB, Series B*...............................         541,837
                                                                   -------------

             Tools (0.1%):
      15,800 Sandvik AB.........................................         333,268
                                                                   -------------
                                                                      18,090,268
                                                                   -------------

 Switzerland (5.3%):

             Banking (0.6%):
      25,684 UBS AG.............................................       3,775,050
                                                                   -------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 Switzerland (continued)
             Commercial Services (0.2%):
       1,144 Adecco SA..........................................   $     975,105
                                                                   -------------

             Electronic Components/Instruments (0.1%):
         285 The Swatch Group AG, Bearer........................         363,510
       1,100 The Swatch Group AG, Registered....................         287,842
                                                                   -------------
                                                                         651,352
                                                                   -------------

             Engineering (0.4%):
      20,398 ABB Ltd.*..........................................       2,449,293
                                                                   -------------

             Finance (0.5%):
      14,820 Credit Suisse Group, Registered....................       2,957,502
                                                                   -------------

             Food Products (0.8%):
       2,465 Nestle SA, Registered..............................       4,949,510
                                                                   -------------

             Insurance (0.5%):
         927 Swiss Reinsurance Co., Registered..................       1,895,542
       2,500 Zurich Allied AG...................................       1,239,188
                                                                   -------------
                                                                       3,134,730
                                                                   -------------

             Pharmaceuticals (1.9%):
       4,290 Novartis AG, Registered............................       6,817,291
         436 Roche Holding AG...................................       4,257,935
          98 Roche Holding AG, Bearer...........................       1,039,928
                                                                   -------------
                                                                      12,115,154
                                                                   -------------

             Telecommunications (0.3%):
       4,600 Swisscom AG, Registered............................       1,598,337
                                                                   -------------
                                                                      32,606,033
                                                                   -------------

 United Kingdom (15.3%):
             Aerospace & Military Technology (0.2%):
     176,750 British Aerospace PLC..............................       1,101,769
                                                                   -------------

             Banking (1.9%):
      86,837 Abbey National PLC.................................       1,033,296
      91,220 Barclays PLC.......................................       2,264,809
     516,464 HSBC Holdings PLC..................................       5,910,979
     158,277 Royal Bank of Scotland Group PLC...................       2,640,566
                                                                   -------------
                                                                      11,849,650
                                                                   -------------

             Beverages & Tobacco (0.4%):
     240,212 Diageo PLC.........................................       2,151,033
                                                                   -------------

             Broadcasting/Cable (0.4%):
     114,000 British Sky Broadcasting Group PLC.................       2,221,166
                                                                   -------------

             Commercial Services (0.1%):
      99,000 Hays PLC...........................................         548,172
                                                                   -------------

             Computer Services (0.1%):
      17,000 Logica PLC.........................................         407,149
      15,000 Misys PLC..........................................         124,329
                                                                   -------------
                                                                         531,478
                                                                   -------------

                                   Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 COMMON STOCKS (continued)
 United Kingdom (continued)
             Computer Systems (0.0%):
      18,000 SEMA Group PLC.....................................   $     253,155
                                                                   -------------

             Distribution (0.4%):
     212,800 BG PLC.............................................       1,372,394
     244,000 Centrica PLC.......................................         808,968
                                                                   -------------
                                                                       2,181,362
                                                                   -------------

             Diversified (0.1%):
     222,592 Invensys PLC.......................................         834,874
                                                                   -------------

             Electric Utility (0.3%):
      86,300 National Grid Group PLC............................         678,072
     111,383 Scottish Power PLC.................................         941,759
                                                                   -------------
                                                                       1,619,831
                                                                   -------------

             Electronic Components/Instruments (0.1%):
      35,000 ARM Holdings PLC...................................         373,290
                                                                   -------------

             Energy (2.1%):
   1,384,846 BP Amoco PLC.......................................      13,291,939
                                                                   -------------

             Finance (0.7%):
     136,310 Halifax PLC........................................       1,301,099
     334,306 Lloyds TSB Group PLC...............................       3,168,226
                                                                   -------------
                                                                       4,469,325
                                                                   -------------

             Food & Household Products (0.3%):
      84,704 Cadbury Schweppes PLC..............................         556,854
     177,810 Unilever PLC.......................................       1,072,036
                                                                   -------------
                                                                       1,628,890
                                                                   -------------

             Health & Personal Care (1.9%):
     220,685 Glaxo Wellcome PLC.................................       6,431,335
     110,132 Zeneca Group PLC...................................       5,145,257
                                                                   -------------
                                                                      11,576,592
                                                                   -------------

             Insurance (1.0%):
      96,141 Allied Zurich PLC..................................       1,134,547
      79,441 Commercial Union PLC...............................       1,324,127
     289,828 Legal & General Group PLC..........................         688,870
     119,033 Prudential Corp., PLC..............................       1,744,377
     411,643 Tesco PLC..........................................       1,279,091
                                                                   -------------
                                                                       6,171,012
                                                                   -------------

             Leisure (0.2%):
     112,062 Granada Group PLC..................................       1,102,730
                                                                   -------------

             Metals (0.2%):
      63,700 Rio Tinto PLC, Registered..........................       1,043,432
                                                                   -------------

             Pharmaceuticals (0.7%):
     342,963 SmithKline Beecham PLC.............................       4,506,762
                                                                   -------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
 United Kingdom (continued)
             Printing & Publishing (0.5%):
      37,573 Pearson PLC.......................................   $   1,180,298
      97,327 Reuters Group PLC.................................       1,664,981
                                                                  -------------
                                                                      2,845,279
                                                                  -------------

             Software & Computer Services (0.1%):
      68,000 Sage Group PLC....................................         549,213
                                                                  -------------

             Telecom Equipment (0.4%):
     180,203 Marconin PLC......................................       2,342,070
                                                                  -------------

             Telecommunications (3.2%):
     395,088 British Telecommunications PLC....................       5,107,981
   3,711,554 Vodafone Group PLC................................      15,058,724
                                                                  -------------
                                                                     20,166,705
                                                                  -------------
                                                                     93,359,729
                                                                  -------------
             Total Common Stocks...............................     601,003,664
                                                                  -------------

 INVESTMENT COMPANY (1.3%):

             France (0.1%):
      27,000 MSCI France Index.................................         777,938
                                                                  -------------

             Germany (0.1%):
      30,000 MSCI Germany Index................................         727,500
                                                                  -------------

             Japan (0.2%):
      83,000 MSCI Japan Index..................................       1,260,563
                                                                  -------------

             United Kingdom (0.1%):
      25,000 MSCI United Kingdom Index.........................         476,563
                                                                  -------------

             United States (0.8%):
   4,551,763 Federated Prime Value Obligations Money Market
             Fund..............................................       4,551,762
                                                                  -------------
             Total Investment Company..........................       7,794,326
                                                                  -------------

 WARRANTS (0.0%):

 Germany (0.0%):
             Insurance (0.0%):
         209 Munchener Ruckversicherungs*......................          17,530
                                                                  -------------

 Italy (0.0%):

             Banking (0.0%):
       8,395 Mediobanca*.......................................          11,307
                                                                  -------------
             Total Warrants....................................          28,837
                                                                  -------------

  Principal                      Security
   Amount                       Description                     Market Value
  ---------                     -----------                     ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (8.1%):
 Bank Note (1.7%):
  $3,037,630 First Union National Bank, 6.68%, 11/1/00**.....   $   3,035,960
   3,014,400 Bank of America NA, 6.66%, 6/6/01...............       3,012,744
   1,751,000 Keybank National Association, 6.67%, 6/27/01....       1,750,040
     503,000 Comerica Bank, 6.63%, 1/12/01**.................         501,731
   1,509,000 SPNC Bank, 6.66%, 6/29/01.......................       1,500,403
                                                                -------------
                                                                    9,800,878
                                                                -------------

 Certificate of Deposit (0.2%):
   1,458,120 Deutsche Bank AG Yankee, 6.67%, 6/29/01.........       1,457,320
                                                                -------------

 Commercial Paper (1.8%):
             Banking (0.2%):
   1,499,417 Societe General North America, 7.00%, 7/3/00....       1,499,417
                                                                -------------

             Diversified Financial Services (0.3%):
   2,000,000 General Electric Capital Corp., 6.59%, 8/14/00..       1,983,848
                                                                -------------

             Finance (0.5%):
   1,500,000 Ford Motor Credit Corp., 6.63%, 7/14/00.........       1,496,225
   1,498,813 UBS Finance, 7.13%, 7/5/00......................       1,498,813
                                                                -------------
                                                                    2,995,038
                                                                -------------

             Medical-Drugs (0.2%):
   1,498,288 Merck & Co. Inc., 6.86%, 7/7/00.................       1,498,288
                                                                -------------

             Retail-Discount (0.3%):
   2,000,000 Wal-Mart Stores Inc., 6.63%, 8/15/00............       1,983,489
                                                                -------------

             Utilities (0.3%):
   2,000,000 Bell South Capital Funding, 6.61%, 8/15/00......       1,983,489
                                                                -------------
                                                                   11,943,569
                                                                -------------

 Corporate Note (0.2%):
   1,016,000 Toyota Motor Credit, 6.32%, 10/25/00**..........       1,011,456
                                                                -------------

 U.S. Government Agency Obligation
             Fannie Mae (0.5%):
   3,013,250 6.57%, 6/7/01 ..................................       3,011,626
                                                                -------------

 Repurchase Agreements (3.7%):
   5,242,984 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $6,752,492 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-
             7/15/38, market value $5,315,399)...............       5,242,984

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                       Security
   Amount                       Description                      Market Value
  ---------                     -----------                      ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Repurchase Agreements (continued)
 $ 5,000,943 Goldman Sachs & Co., 6.79%, 7/3/00
             (Collateralized by $18,533,233 various Government
             Agency Securities, 4.50%-14.00%, 8/15/00-6/20/30,
             market value $5,070,181).........................   $   5,000,943
  11,402,122 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $18,963,524 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $11,591,155) .......................      11,402,122
     600,114 Salomon Smith Barney, 6.85%, 7/3/00
             (Collateralized by $973,079 various Government
             Agency Securities, 4.50%-9.00%, 9/15/00-6/15/30,
             market value $608,485) ..........................         600,114
                                                                 -------------
                                                                    22,246,163
                                                                 -------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral....................      49,471,012
                                                                 -------------
 Total Investments (Cost $486,473,977) (a) -- 107.6%...........    658,297,839
 Other assets in excess of liabilities -- (7.6)%...............    (46,609,485)
                                                                 -------------
 Total Net Assets -- 100.0%....................................  $ 611,688,354
                                                                 =============

-------
Percentages indicated are based on net assets of $611,688,354.
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation......................................... $209,269,135
  Unrealized depreciation.........................................  (37,445,273)
                                                                   ------------
  Net unrealized appreciation..................................... $171,823,862
                                                                   ============

(b) 144a security which is restricted as to resale to institutional investors.
(c) Security has been deposited as initial margin on open futures contracts.
 * Non-income producing security.
** Variable rate security. Rate present represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (41.5%):
             Banking (14.3%):
 $ 2,700,000 Bank of Montreal-Chicago, 7.80%, 4/1/07............   $  2,737,125
   2,000,000 Bank of New York, 8.50%, 12/15/04..................      2,072,500
   2,000,000 BankAmerica Corp., 7.20%, 4/15/06..................      1,957,500
   2,000,000 Chase Manhattan Corp., 7.13%, 3/1/05...............      1,967,500
   5,000,000 First Union Corp., 8.13%, 6/24/02..................      5,043,750
   5,000,000 First Union National Bank, 7.88%,..................      4,912,500
   2,000,000 Fleet/Norstar Group, 8.63%, 1/15/07................      2,080,000
   2,000,000 Midland Bank PLC, 7.63%, 6/15/06...................      1,990,000
   3,000,000 National City Bank of Cleveland, 7.25%, 7/15/10....      2,838,750
   5,000,000 NCNB Corp., 10.20%, 7/15/15........................      5,906,249
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09................      4,793,750
   5,000,000 PNC Bank N.A., 7.88%, 4/15/05......................      5,081,250
   2,000,000 Republic New York Corp., 7.00%, 3/22/11............      1,855,000
   2,000,000 Swiss Bank Corp. -- New York, 7.38%, 7/15/15.......      1,907,500
                                                                   ------------
                                                                     45,143,374
                                                                   ------------

             Beverages & Tobacco (1.4%):
   4,390,000 Seagram Co. Ltd., 8.35%, 1/15/22...................      4,368,050
                                                                   ------------

             Brokers (2.3%):
   5,000,000 Lehman Brothers Holdings, Inc., 8.75%,3/15/05......      5,137,500
   2,000,000 Salomon, Inc., 6.75%, 2/15/03......................      1,967,500
                                                                   ------------
                                                                      7,105,000
                                                                   ------------

             Finance (11.2%):
   5,000,000 Associates Corp. NA, 7.95%, 2/15/10................      4,943,750
   3,500,000 British Gas Finance, 6.63%, 6/1/18.................      3,136,875
   2,000,000 Discover Credit, 9.26%, 3/20/12....................      2,225,000
   5,000,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100.....................................      5,193,750
   5,000,000 Ford Motor Credit Corp., 7.875%, 6/15/10...........      4,993,050
   5,000,000 General Motors Acceptance Corp., 6.85%, 6/17/04....      4,887,500
   3,500,000 Great Western Financial Trust II, 8.21%, 2/1/27,
             Callable 2/1/07 @ 104..............................      3,075,625
   3,000,000 Household Finance Corp., 6.50%, 11/15/08...........      2,722,500
   4,000,000 St. Paul Cos., Inc., 7.25%, 8/9/07.................      3,880,000
                                                                   ------------
                                                                     35,058,050
                                                                   ------------

             Gas Transmission (0.8%):
   2,500,000 Enserch Corp., 7.13%, 6/15/05......................      2,453,125
                                                                   ------------

             Industrial Goods & Services (2.5%):
   5,000,000 Cyprus Amax, 7.38%, 5/15/07........................      4,793,750
   3,000,000 Engelhard Corp., 7.38%, 8/1/06.....................      2,943,750
                                                                   ------------
                                                                      7,737,500
                                                                   ------------

             Insurance (0.6%):
   2,000,000 Travelers Capital III, 7.63%, 12/1/36..............      1,847,500
                                                                   ------------

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (continued)
             Machinery & Equipment (0.6%):
 $ 2,000,000 Case Corp., 7.25%, 1/15/16.........................   $  1,795,000
                                                                   ------------

             Multimedia (1.7%):
   5,000,000 Time Warner, Inc., 9.13%, 1/15/13..................      5,425,000
                                                                   ------------

             Oil & Gas (1.5%):
   5,000,000 Conoco, Inc., 6.95%, 4/15/29.......................      4,556,250
                                                                   ------------

             Paper & Related Products (1.2%):
   4,000,000 Westvaco Corp., 7.10%, 11/15/09....................      3,745,000
                                                                   ------------

             Retail (1.4%):
   4,484,500 Fred Meyer, Inc., Lease Trust, 8.50%, 7/15/17......      4,406,022
                                                                   ------------

             Telecommunications (1.4%):
   5,000,000 US West Capital Funding, Inc., 6.88%, 7/15/28......      4,300,000
                                                                   ------------

             Utilities (0.6%):
   2,000,000 Pacific Gas & Electric, 6.25%, 3/1/04..............      1,925,000
                                                                   ------------
             Total Corporate Notes & Bonds......................    129,864,871
                                                                   ------------

 MUNICIPAL BOND -- TAXABLE (0.6%):
             California (0.6%):
   2,000,000 San Bernardino County, Financing Authority Pension
             Obligation Revenue, 6.99%, 8/1/10 (Insured by
             MBIA)..............................................      1,917,500
                                                                   ------------
             Total Municipal Bond -- Taxable....................      1,917,500
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (26.0%):
             Fannie Mae (17.3%):
   5,000,000 5.63%, 5/14/04.....................................      4,761,550
  10,000,000 7.40%, 7/1/04......................................     10,120,201
   2,956,381 6.05%, 12/1/08.....................................      2,824,615
   5,000,000 6.38%, 6/15/09.....................................      4,738,300
  10,400,000 6.63%, 9/15/09.....................................     10,036,000
   8,000,000 7.25%, 1/15/10.....................................      8,065,280
   3,500,000 6.25%, 11/18/23....................................      3,293,850
      18,609 7.50%, 9/1/28......................................         18,395
     888,439 7.50%, 3/1/29......................................        876,845
     141,250 7.50%, 6/1/29......................................        139,277
      45,323 7.50%, 6/1/29......................................         44,780
     356,278 7.50%, 7/1/29......................................        351,831
      34,068 7.50%, 8/1/29......................................         33,583
     273,846 7.50%, 8/1/29......................................        270,185
     392,915 7.50%, 8/1/29......................................        387,403
     320,534 7.50%, 8/1/29......................................        315,928
     995,888 7.50%, 9/1/29......................................        981,318
     449,772 7.50%, 9/1/29......................................        443,592
     992,070 7.50%, 9/1/29......................................        977,576
   1,101,865 7.50%, 9/1/29......................................      1,085,822
     495,746 7.50%, 9/1/29......................................        488,503
     574,086 7.50%, 9/1/29......................................        565,704
     627,693 7.50%, 10/1/29.....................................        618,761
   1,054,499 7.50%, 10/1/29.....................................      1,039,008
     878,658 7.50%, 11/1/29.....................................        865,865

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
             Fannie Mae (continued)
 $   465,456 7.50%, 11/1/29.....................................   $    458,642
     585,557 7.50%, 1/1/30......................................        576,996
                                                                   ------------
                                                                     54,379,810
                                                                   ------------

             Freddie Mac (6.2%):
   5,000,000 7.38%, 5/15/03.....................................      5,050,000
   2,500,000 7.22%, 6/14/06.....................................      2,519,025
   6,352,452 6.00%, 4/1/29......................................      5,844,573
   5,215,120 7.00%, 9/1/29......................................      5,043,594
     981,594 7.00%, 11/1/29.....................................        949,182
                                                                   ------------
                                                                     19,406,374
                                                                   ------------

             U.S. Treasury Bonds (2.5%):
   7,600,000 6.13%, 8/15/29.....................................      7,682,612
                                                                   ------------

             Total U.S. Government Agency Obligations...........     81,468,796
                                                                   ------------

 U.S. GOVERNMENT OBLIGATIONS (19.8%):
             U.S. Treasury Bonds (15.0%):
  18,000,000 7.50%, 11/15/16....................................     20,272,500
  19,000,000 8.00%, 11/15/21....................................     22,930,530
   3,500,000 6.25%, 5/15/30.....................................      3,673,880
                                                                   ------------
                                                                     46,876,910
                                                                   ------------
             U.S. Treasury Notes (4.8%):
  14,500,000 7.00%, 7/15/06.....................................     15,020,985
                                                                   ------------
             Total U.S. Government Obligations..................     61,897,895
                                                                   ------------

 U.S. TREASURY INFLATION PROTECTION BONDS (3.4%):
  10,689,400 Treasury Inflation Protection, 3.63%, 7/15/02......     10,619,171
                                                                   ------------
             Total U.S. Treasury Inflation Protection Bonds.....     10,619,171
                                                                   ------------

 INVESTMENT COMPANIES (7.1%):
     780,553 Dreyfus Cash Management Money Market Fund..........        780,553
  21,523,916 Federated Prime Value Obligations Money Market
             Fund...............................................     21,523,916
                                                                   ------------
             Total Investment Companies.........................     22,304,469
                                                                   ------------

  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------                       -----------                          ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (13.9%):
 Bank Note (1.3%):
 $   759,400 First Union National Bank, 6.68%, 11/1/00**.........   $    758,990
     502,400 Bank of America NA, 6.66%, 6/6/01...................        502,124
   1,500,860 Keybank National Association, 6.67%, 6/27/01........      1,500,034
     503,000 Comerica Bank, 6.63%, 1/12/01**.....................        501,731
     755,000 SPNC Bank, 6.66%, 6/29/01...........................        750,202
                                                                    ------------
                                                                       4,013,081
                                                                    ------------
 Certificate of Deposit (0.2%):
     729,060 Deutsche Bank AG Yankee,
             6.67%, 6/29/01......................................        728,660
                                                                    ------------

 Commercial Paper (2.6%):
             Banking (0.5%):
   1,499,417 Societe General North America,
             7.00%, 7/3/00.......................................      1,499,417
                                                                    ------------

             Diversified Financial Services (0.2%):
     750,000 General Electric Capital Corp.,
             6.59%, 8/14/00......................................        743,943
                                                                    ------------

             Finance (1.0%):
   1,500,000 Ford Motor Credit Corp., 6.63%, 7/14/00.............      1,496,225
   1,498,813 UBS Finance, 7.13%, 7/5/00..........................      1,498,813
                                                                    ------------
                                                                       2,995,038
                                                                    ------------

             Medical -- Drugs (0.5%):
   1,498,288 Merck & Co. Inc., 6.86%, 7/7/00.....................      1,498,288
                                                                    ------------

             Retail -- Discount (0.2%):
     750,000 Wal-Mart Stores Inc., 6.63%, 8/15/00................        743,808
                                                                    ------------

             Utilities (0.2%):
     750,000 Bell South Capital Funding,
             6.61%, 8/15/00......................................        743,808
                                                                    ------------
                                                                       8,224,302
                                                                    ------------
 U.S. Government Agency Obligation
             Fannie Mae (0.2%):
     753,310 6.57%, 6/7/01.......................................        752,907
                                                                    ------------

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------                      -----------                         ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued):
 Repurchase Agreements (9.6%):
  $7,501,408 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $9,661,323 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
             market value $7,605,016)..........................   $  7,501,408
   7,185,355 Goldman Sachs & Co., 6.79%, 7/3/00 (Collateralized
             by $26,628,549 various Government Agency
             Securities,
             4.50%-14.00%, 8/15/00-6/20/30, market value
             $7,284,836).......................................      7,185,355
   7,501,396 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $12,476,003 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $7,625,760)..........................      7,501,396
   7,501,427 Salomon Smith Barney, 6.85%, 7/3/00
             (Collateralized by $12,163,493 various Government
             Agency Securities,
             4.50%-9.00%, 9/15/00-6/15/30, market value
             $7,606,066).......................................      7,501,427
                                                                  ------------
                                                                    29,689,586
                                                                  ------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral.....................     43,408,536
                                                                  ------------
 Total Investments (Cost $358,367,775) (a) -- 112.3%............   351,481,238
 Other assets in excess of liabilities -- (12.3)%...............   (38,431,784)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $313,049,454
                                                                  ============

-------
Percentages indicated are based on net assets of $313,049,454.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................ $ 1,130,764
   Unrealized depreciation........................................  (8,017,301)
                                                                   -----------
   Net unrealized depreciation.................................... $(6,886,537)
                                                                   ===========

(b) 144a security which is restricted as to resale to institutional investors. ** Variable rate security. Rate present represents rate in effect at June 30,
   2000. Maturity date reflects next rate change date.
MBIA -- Municipal Bond Insurance Association
PLC -- Public Limited Company (British)

                       See Notes to Financial Statements.

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                       Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 ASSET BACKED SECURITIES (1.9%):
             Banking (1.9%):
 $ 5,000,000 MBNA Master Credit Card Trust, 6.76%**, 8/15/05...   $   5,003,800
  10,000,000 Mellon Residential Funding Corp., 6.92%, 3/25/30..       9,745,777
                                                                  -------------
             Total Asset Backed Securities.....................      14,749,577
                                                                  -------------

 COMMERCIAL PAPER (2.6%):
             Finance (2.6%):
  20,000,000 General Electric Capital Corp., 6.70%, 7/17/00....      19,948,400
                                                                  -------------
             Total Commercial Paper............................      19,948,400
                                                                  -------------

 CORPORATE NOTES & BONDS (39.4%):
             Auto/Truck -- Original Equipment (1.0%):
   8,000,000 TRW, Inc., 6.05%, 1/15/05.........................       7,410,000
                                                                  -------------

             Banking (11.9%):
   5,000,000 ABN-Amro Bank NV (Chicago), 7.25%, 5/31/05........       4,950,000
   5,000,000 Bank of America Corp., 7.80%, 2/15/10.............       4,975,000
   6,000,000 Bank of Montreal-Chicago, 7.80%, 4/1/07...........       6,082,500
  10,000,000 BB&T Corp., 7.25%, 6/15/07........................       9,450,000
  10,000,000 Chase Manhattan Corp., 6.75%, 9/15/06.............       9,575,000
   4,000,000 Chase Manhattan Corp., 7.88%, 6/15/10.............       3,995,000
  10,000,000 First Union National Bank, 7.88%,.................       9,824,999
   5,000,000 J.P. Morgan & Co., 7.63%, 9/15/04.................       5,012,500
   5,270,000 Keycorp, 6.75%, 3/15/06...........................       5,013,088
   5,000,000 MBNA American Bank NA, 7.25%, 9/15/02.............       4,912,500
   5,000,000 National City Bank, 6.25%, 3/15/11................       4,343,750
   5,000,000 NCNB Corp., 9.38%, 9/15/09........................       5,437,500
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09...............       4,793,750
   8,000,000 PNC Funding Corp., 6.13%, 2/15/09.................       7,070,000
   8,000,000 PNC Funding Corp., 7.50%, 11/1/09.................       7,720,000
                                                                  -------------
                                                                     93,155,587
                                                                  -------------

             Brokers (2.0%):
   8,500,000 Donaldson Lufkin Jenrette, 5.88%, 4/1/02..........       8,266,250
   3,000,000 Goldman Sachs Group, 6.65%, 5/15/09...............       2,748,750
   5,000,000 Salomon Smith Barney, 7.13%, 10/1/06..............       4,812,500
                                                                  -------------
                                                                     15,827,500
                                                                  -------------
             Electronic Components/Instruments (1.3%):
  10,000,000 Tandy Corp., 6.15%, 1/15/02.......................       9,787,500
                                                                  -------------

             Finance (11.5%):
   5,000,000 Associates Corp., N.A., 6.52%, 10/11/02...........       4,900,000
   5,000,000 Citigroup Capital II, 7.75%, 12/1/36..............       4,531,250
   5,000,000 Citigroup, Inc., 7.45%, 6/6/02....................       5,000,000
   5,000,000 Fleet Financial Group, 7.38%, 12/1/09.............       4,818,750
  10,000,000 Ford Capital Guaranteed Notes, 9.88%, 5/15/02.....      10,425,000
   8,000,000 Ford Motor Credit Corp., 5.80%, 1/12/09...........       6,960,000
   8,400,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100....................................       8,725,500

  Principal                       Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 CORPORATE NOTES & BONDS (continued)
             Finance (continued)
 $ 5,000,000 General Electric Capital Corp., Series A, 6.33%,
             9/17/01...........................................   $   4,950,000
  10,000,000 General Motors Acceptance Corp., 5.35%, 12/7/01...       9,737,500
   5,000,000 General Motors Acceptance Corp., 7.13%, 5/1/03....       4,962,500
   5,000,000 General Motors Acceptance Corp., 7.75%, 1/19/10...       4,962,500
   5,000,000 Household Finance Corp., 8.00%, 8/1/04............       5,043,750
   5,000,000 Household Finance Corp., 6.50%, 11/15/08..........       4,537,500
   5,000,000 Norwest Corp., 6.50%, 6/1/05......................       4,831,250
   6,000,000 Norwest Finance, Inc., 5.38%, 9/30/03.............       5,655,000
                                                                  -------------
                                                                     90,040,500
                                                                  -------------

             Food -- Diversified (0.6%):
   5,000,000 Conagra Inc., 5.50%, 10/15/02.....................       4,793,750
                                                                  -------------

             Industrial Goods & Services (1.9%):
   5,500,000 Boston Scientific, 6.63%, 3/15/05.................       5,183,750
   5,000,000 General Motors, 6.25%, 5/1/05.....................       4,768,750
   5,000,000 Tyco International Group SA, 6.13%, 6/15/01(b)....       4,937,500
                                                                  -------------
                                                                     14,890,000
                                                                  -------------

             Insurance (1.3%):
   5,000,000 St. Paul Companies, Inc., 7.19%, 8/2/07...........       4,837,500
   5,100,000 Travelers Group, Inc., 6.88%, 12/15/03............       5,004,375
                                                                  -------------
                                                                      9,841,875
                                                                  -------------

             Machinery & Equipment (0.7%):
   6,000,000 Case Corp., 7.25%, 1/15/16........................       5,385,000
                                                                  -------------

             Multimedia (1.7%):
  10,000,000 J Seagram & Sons, 6.80%, 12/15/08.................       9,375,000
   3,500,000 Time Warner, Inc., 9.13%, 1/15/13.................       3,797,500
                                                                  -------------
                                                                     13,172,500
                                                                  -------------

             Oil & Gas (0.6%):
   5,000,000 Conoco, Inc., 6.95%, 4/15/29......................       4,556,250
                                                                  -------------

             Rental Auto/Equipment (0.6%):
   5,000,000 Hertz Corp., 6.25%, 3/15/09.......................       4,475,000
                                                                  -------------

             Retail -- Discount (0.7%):
   5,875,000 Wal-Mart Stores, Inc., 6.88%, 8/10/09.............       5,757,500
                                                                  -------------

             Technology (1.3%):
  10,000,000 MCI Worldcom, Inc., 7.55%, 4/1/04.................       9,987,500
                                                                  -------------
             Telecommunications (1.4%):
   6,000,000 Bell Canada, 7.75%, 4/1/06........................       6,075,000
   5,000,000 Sprint Capital Corp., 6.13%, 11/15/08.............       4,456,250
                                                                  -------------
                                                                     10,531,250
                                                                  -------------

                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)


  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 CORPORATE NOTES & BONDS (continued)
             Transportation -- Railroad (0.9%):
 $ 7,000,000 Union Pacific Co., 6.34%, 11/25/03.................   $   6,702,500
                                                                   -------------
             Total Corporate Notes & Bonds......................     306,314,212
                                                                   -------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (27.7%):
             Fannie Mae (20.5%):
  10,000,000 5.13%, 2/13/04.....................................       9,394,900
  10,000,000 5.63%, 5/14/04.....................................       9,523,100
  15,000,000 6.50%, 8/15/04.....................................      14,709,000
  25,000,000 5.75%, 6/15/05.....................................      23,689,500
  20,000,000 7.13%, 3/15/07.....................................      20,058,400
   9,100,000 6.38%, 6/15/09.....................................       8,623,706
   9,100,000 6.00%, 11/15/22....................................       8,639,176
  12,000,000 6.25%, 11/18/23....................................      11,293,200
   1,136,341 7.50%, 8/1/29......................................       1,120,023
   1,122,253 7.50%, 9/1/29......................................       1,106,283
   1,128,358 7.50%, 9/1/29......................................       1,112,166
   1,136,160 7.50%, 10/1/29.....................................       1,119,572
   1,168,971 7.50%, 11/1/29.....................................       1,152,033
   6,339,670 7.50%, 12/1/29.....................................       6,248,125
   1,153,283 7.50%, 1/1/30......................................       1,136,549
   2,082,018 7.50%, 1/1/30......................................       2,051,787
   1,140,792 7.50%, 1/1/30......................................       1,124,490
     244,575 7.50%, 1/1/30......................................         241,000
   4,917,476 7.50%, 1/1/30......................................       4,846,025
   6,287,653 7.50%, 1/1/30......................................       6,196,168
   5,379,161 7.50%, 2/1/30......................................       5,300,303
  20,000,000 7.50%, 2/1/30......................................      19,693,600
   1,107,919 7.50%, 2/1/30......................................       1,092,275
                                                                   -------------
                                                                     159,471,381
                                                                   -------------

             Federal Farm Credit Bank (1.3%):
  10,000,000 6.30%, 9/23/04.....................................       9,726,900
                                                                   -------------

             Federal Home Loan Bank (0.6%):
   5,000,000 6.49%, 1/8/04......................................       4,914,950
                                                                   -------------

             Freddie Mac (5.3%):
  10,000,000 5.75%, 7/15/03.....................................       9,659,600
  10,410,000 8.12%, 1/31/05.....................................      10,843,161
   3,000,000 7.22%, 6/14/06.....................................       3,022,830
   9,832,094 6.00%, 3/1/29......................................       9,008,656
   9,574,981 6.00%, 3/1/29......................................       8,825,451
                                                                   -------------
                                                                      41,359,698
                                                                   -------------
             Total U.S. Government Agency Obligations...........     215,472,929
                                                                   -------------

 U.S. GOVERNMENT OBLIGATIONS (21.7%):
             U.S. Treasury Bonds (8.8%):
  54,500,000 9.13%, 5/15/09.....................................      59,302,540
   8,000,000 7.50%, 11/15/16....................................       9,010,000
                                                                   -------------
                                                                      68,312,540
                                                                   -------------

             U.S. Treasury Notes (12.9%):
  36,000,000 6.50%, 5/31/01.....................................      36,011,160
  13,300,000 6.25%, 10/31/01....................................      13,254,248

  Shares or
  Principal                      Security
   Amount                       Description                     Market Value
  ---------                     -----------                     ------------

 U.S. GOVERNMENT OBLIGATIONS (continued)
             U.S. Treasury Notes (continued)
 $17,000,000 6.50%, 3/31/02..................................   $  17,005,270
   2,000,000 6.25%, 2/15/03..................................       1,994,360
   9,000,000 5.88%, 11/15/04.................................       8,859,510
  10,350,000 7.50%, 2/15/05..................................      10,854,563
  12,000,000 6.50%, 2/15/10..................................      12,389,640
                                                                -------------
                                                                  100,368,751
                                                                -------------
             Total U.S. Government Obligations...............     168,681,291
                                                                -------------

 U.S. TREASURY INFLATION PROTECTION BONDS (2.7%):
  21,378,800 Treasury Inflation Protection, 3.63%, 7/15/02...      21,238,341
                                                                -------------
             Total U.S. Treasury Inflation Protection Bonds..      21,238,341
                                                                -------------

 YANKEE CERTIFICATES OF DEPOSIT (1.2%):
  10,000,000 Potash Corp. Saskatchewan, 7.13%, 6/15/07.......       9,512,500
                                                                -------------
             Total Yankee Certificates of Deposit............       9,512,500
                                                                -------------

 INVESTMENT COMPANIES (4.1%):
     820,388 Dreyfus Cash Management Money Market Fund.......         820,388
  30,965,749 Federated Prime Value Obligations Money Market
             Fund............................................      30,965,749
                                                                -------------
             Total Investment Companies......................      31,786,137
                                                                -------------
 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (13.3%):
 Bank Note (2.5%):
 $ 5,062,710 First Union National Bank, 6.68%, 11/1/00*......       5,059,933
   3,516,790 Bank of America NA, 6.66%, 6/6/01...............       3,514,868
   4,752,710 Keybank National Association, 6.67%, 6/27/01....       4,750,107
   3,017,000 Comerica Bank, 6.63%, 1/12/01*..................       3,010,387
   3,521,000 SPNC Bank, 6.66%, 6/29/01.......................       3,500,941
                                                                -------------
                                                                   19,836,236
                                                                -------------

 Certificate of Deposit (0.4%):
   3,402,280 Deutsche Bank AG Yankee, 6.67%, 6/29/01.........       3,400,412
                                                                -------------

 Commercial Paper (3.8%):
             Banking (0.6%):
   4,498,250 Societe General North America, 7.00%, 7/3/00....       4,498,250
                                                                -------------

             Diversified Financial Services (0.4%):
   3,000,000 General Electric Capital Corp., 6.59%, 8/14/00..       2,975,772
                                                                -------------

                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                       Security
   Amount                       Description                      Market Value
  ---------                     -----------                      ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Commercial Paper (continued)
             Finance (1.2%):
   4,500,000 Ford Motor Credit Corp., 6.63%, 7/14/00..........       4,488,676
   4,496,440 UBS Finance, 7.13%, 7/5/00.......................       4,496,440
                                                                 -------------
                                                                     8,985,116
                                                                 -------------
             Medical -- Drugs (0.6%):
 $ 4,494,863 Merck & Co. Inc., 6.86%, 7/7/00..................   $   4,494,863
                                                                 -------------
             Retail -- Discount (0.5%):
   4,000,000 Wal-Mart Stores Inc., 6.63%, 8/15/00.............       3,966,977
                                                                 -------------

             Utilities (0.5%):
   4,000,000 Bell South Capital Funding, 6.61%, 8/15/00.......       3,966,977
                                                                 -------------
                                                                    28,887,955
                                                                 -------------

 Corporate Note (0.3%):
   2,540,000 Toyota Motor Credit, 6.32%, 10/25/00*............       2,528,639
                                                                 -------------

 U.S. Government Agency Obligation
             Fannie Mae (0.5%):
   4,017,670 6.57%, 6/7/01....................................       4,015,501
                                                                 -------------

 Repurchase Agreements (5.8%):
  10,001,878 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $12,881,634 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
             market value $10,140,022)........................      10,001,878
  10,001,886 Goldman Sachs & Co., 6.79%, 7/3/00
             (Collateralized by $37,066,466 various Government
             Agency Securities, 4.50%-14.00%, 8/15/00-6/20/30,
             market value $10,140,363)........................      10,001,886
  12,002,233 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $19,961,604 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $12,201,216)........................      12,002,233
  12,507,379 Salomon Smith Barney, 6.85%, 7/3/00
             (Collateralized by $20,280,598 various Government
             Agency Securities, 4.50%-9.00%, 9/15/00-6/15/30,
             market value $12,681,847)........................      12,507,379
                                                                 -------------
                                                                    44,513,376
                                                                 -------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral....................     103,182,119
                                                                 -------------
 Total Investments (Cost $910,667,391) (a) -- 114.5%...........    890,885,506
 Liabilities in excess of other assets -- (14.5)%..............   (112,942,230)
                                                                 -------------
 Total Net Assets -- 100.0%....................................  $ 777,943,276
                                                                 =============

-------
Percentages indicated are based on net assets of $777,943,276.
(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation      $  2,216,762
   Unrealized depreciation       (21,998,647)
                                ------------
   Net unrealized depreciation  $(19,781,885)
                                ============

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.
 * Variable rate security. Rate present represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
** Effective yield at purchase.
NV -- Naamloze Vennootschap (Dutch Corporation)
PLC -- Public Limited Company (British)
SA -- Sociedad Anonima (Spanish Corporation)

                       See Notes to Financial Statements.

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)


  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 ASSET BACKED SECURITIES (8.5%):
             Finance (5.2%):
 $ 3,000,000 Daimler Chrysler Auto Trust, 7.23%, 1/6/05.........   $  3,009,060
   5,000,000 Ford Motor Credit Corp., 7.50%, 1/15/03............      4,993,750
                                                                   ------------
                                                                      8,002,810
                                                                   ------------
             Financial -- Consumer Loans (3.3%):
   5,000,000 Chase Manhattan Credit Card Master Trust, 7.04%,
             2/15/05............................................      4,991,400
                                                                   ------------
             Total Asset Backed Securities......................     12,994,210
                                                                   ------------

 CORPORATE NOTES & BONDS (65.1%):
             Aerospace (3.9%):
   6,000,000 Boeing Capital Corp., 6.83%, 5/21/01...............      5,970,000
                                                                   ------------

             Asset Backed Security (1.4%):
   2,210,936 Premier Auto Trust, 5.28%, 11/8/01.................      2,204,259
                                                                   ------------

             Banking (11.9%):
   5,000,000 ABN Amro Bank, 6.63%, 10/31/01.....................      4,955,065
   3,000,000 Bear Stearns Co., 6.45%, 8/1/02....................      2,932,500
   4,000,000 First of America, 8.50%, 2/1/04....................      4,080,000
   3,000,000 Household Bank FSB, 6.50%, 7/15/03.................      2,883,750
   3,500,000 Marshall & Ilsley Corp., 6.38%, 7/15/03............      3,399,375
                                                                   ------------
                                                                     18,250,690
                                                                   ------------

             Brokers (7.1%):
   5,000,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02..........      4,937,500
   6,000,000 Morgan Stanley Dean Witter, 7.00%, 1/28/02.........      5,977,500
                                                                   ------------
                                                                     10,915,000
                                                                   ------------

             Cable Television (3.4%):
   5,000,000 Tele-Commun, Inc., 8.25%, 1/15/03..................      5,131,250
                                                                   ------------

             Electronic Computers (2.0%):
   3,000,000 Hewlett-Packard Co., 7.15%, 6/15/05................      3,011,250
                                                                   ------------

             Finance (28.1%):
   5,000,000 Aristar, Inc., 6.00%, 8/1/01.......................      4,931,250
   5,000,000 Associates Corp., 5.50%, 2/15/02...................      4,856,250
   2,500,000 CIT Group, Inc., 5.92%, 1/15/03....................      2,396,875
   5,000,000 Citigroup, Inc., 7.45%, 6/6/02.....................      5,000,000
   5,000,000 General Electric Capital Corp., Series A, 6.33%,
             9/17/01............................................      4,950,000
   3,000,000 General Motors Acceptance Corp., 7.48%, 2/28/03....      3,000,000
   4,000,000 Household Netherlands BV, 6.20%, 12/1/03...........      3,850,000
   5,000,000 MCN Investment Corp., 6.89%, 1/16/02...............      4,893,750
   5,000,000 Norwest Financial, Inc., 7.88%, 2/15/02............      5,037,500
   1,500,000 Transamerica Financial Corp., 6.13%, 11/1/01.......      1,475,625
   2,500,000 Transamerica Financial Corp., 7.25%, 8/15/02.......      2,493,750
                                                                   ------------
                                                                     42,885,000
                                                                   ------------

  Shares or
  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 CORPORATE NOTES & BONDS (continued)
             Industrial Goods & Services (4.1%):
 $ 4,375,000 Enron Corp., 6.45%, 11/15/01.......................   $  4,325,781
   2,000,000 Monsanto Co., 5.38%, 12/1/01 (b)...................      1,960,000
                                                                   ------------
                                                                      6,285,781
                                                                   ------------

             Pharmaceuticals (3.2%):
   5,000,000 Abbott Laboratories, 5.60%, 10/1/03................      4,850,000
                                                                   ------------
             Total Corporate Notes & Bonds......................     99,503,230
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (21.8%):
             Fannie Mae (6.4%):
  10,000,000 6.25%, 11/15/02....................................      9,850,000
                                                                   ------------
             Freddie Mac (7.1%):

   6,000,000 7.38%, 5/15/03.....................................      6,060,000
   5,000,000 5.75%, 7/15/03.....................................      4,829,800
                                                                   ------------
                                                                     10,889,800
                                                                   ------------

             U.S. Treasury Notes (8.3%):
  10,000,000 7.50%, 11/15/01....................................     10,128,100
   1,000,000 6.25%, 2/28/02.....................................        996,780
   1,400,000 7.25%, 5/15/04.....................................      1,443,302
                                                                   ------------
                                                                     12,568,182
                                                                   ------------
             Total U.S. Government Agency Obligations...........     33,307,982
                                                                   ------------

 INVESTMENT COMPANIES (2.9%):
     946,064 Dreyfus Cash Management Money Market Fund..........        946,064
   3,439,909 Federated Prime Value Obligations Money Market
             Fund...............................................      3,439,909
                                                                   ------------
             Total Investment Companies.........................      4,385,973
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (21.1%):
 Bank Note (2.2%):
 $   759,400 First Union National Bank, 6.68%, 11/1/00**........        758,990
     753,600 Bank of America NA, 6.66%, 6/6/01..................        753,186
     750,430 Keybank National Association, 6.67%, 6/27/01.......        750,017
     503,000 Comerica Bank, 6.63%, 1/12/01**....................        501,731
     503,000 SPNC Bank, 6.66%, 6/29/01..........................        500,134
                                                                   ------------
                                                                      3,264,058
                                                                   ------------

 Certificate of Deposit (0.3%):
     486,040 Deutsche Bank AG Yankee, 6.67%, 6/29/01............        485,773
                                                                   ------------

 Commercial Paper (4.5%):
             Banking (0.7%):
     999,611 Societe General North America, 7.00%, 7/3/00.......        999,611
                                                                   ------------

                                   Continued

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                       Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Commercial Paper (continued)
             Diversified Financial Services (0.6%):
 $ 1,000,000 General Electric Capital Corp., 6.59%, 8/14/00....   $    991,924
                                                                  ------------

             Finance (1.3%):
   1,000,000 Ford Motor Credit Corp., 6.63%, 7/14/00...........        997,484
     999,209 UBS Finance, 7.13%, 7/5/00........................        999,209
                                                                  ------------
                                                                     1,996,693
                                                                  ------------

             Medical -- Drugs (0.7%):
     998,858 Merck & Co. Inc., 6.86%, 7/7/00...................        998,858
                                                                  ------------

             Retail -- Discount (0.6%):
   1,000,000 Wal-Mart Stores Inc., 6.63%, 8/15/00..............        991,744
                                                                  ------------

             Utilities (0.6%):
   1,000,000 Bell South Capital Funding, 6.61%, 8/15/00........        991,744
                                                                  ------------
                                                                     6,970,574
                                                                  ------------

 U.S. Government Agency Obligation
             Fannie Mae (0.5%):
     753,310 6.57%, 6/7/01.....................................        752,907
                                                                  ------------

 Repurchase Agreements (13.6%):
   5,000,939 Donaldson Lufkin & Jenrette, 6.76%, 7/3/00
             (Collateralized by $6,441,011 various Government
             Agency Securities, 5.50%-9.00%, 11/15/22-7/15/38,
             market value $5,070,011)..........................      5,000,939
   5,000,943 Goldman Sachs & Co., 6.79%, 7/3/00 (Collateralized
             by $18,533,233 various Government Agency
             Securities, 4.50%-14.00%, 8/15/00-6/20/30, market
             value $5,070,181).................................      5,000,943
   5,501,024 Morgan Stanley & Company Inc., 6.70%, 7/3/00
             (Collateralized by $9,149,069 various Government
             Agency Securities, 5.00%-6.13%, 7/20/27-10/20/29,
             market value $5,592,224)..........................      5,501,024
   5,183,986 Salomon Smith Barney, 6.85%, 7/3/00
             (Collateralized by $8,405,785 various Government
             Agency Securities, 4.50%-9.00%, 9/15/00-6/15/30,
             market value $5,256,298)..........................      5,183,986
                                                                  ------------
                                                                    20,686,892
                                                                  ------------
             Total Short-Term Securities Purchased with
             Securities Lending Collateral.....................     32,160,204
                                                                  ------------
 Total Investments (Cost $184,947,903) (a) -- 119.4%............   182,351,599
 Other assets in excess of liabilities -- (19.4)%...............   (29,598,758)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $152,752,841
                                                                  ============

-------
Percentages indicated are based on net assets of $152,752,841.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   246,329
  Unrealized depreciation.........................................  (2,842,635)
                                                                   -----------
  Net unrealized depreciation..................................... $(2,596,304)
                                                                   ===========

(b) 144a security which is restricted as to resale to institutional investors. ** Variable rate security. Rate present represents rate in effect at June 30,
   2000. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 ALTERNATIVE MINIMUM TAX PAPER (1.5%):
            Louisiana (0.8%):
 $1,000,000 Louisiana Housing Finance Agency, Single Family
            Mortgage Revenue, 6.40%, 12/1/30, Callable 6/1/09 @
            101, (LOC: GNMA/FNMA)...............................   $  1,036,250
                                                                   ------------
            Oklahoma (0.7%):
  1,000,000 Tulsa International Airport, 5.50%, 6/1/10, (Insured
            by FGIC)............................................      1,028,750
                                                                   ------------
            Total Alternative Minimum Tax Paper.................      2,065,000
                                                                   ------------
 MUNICIPAL BONDS (96.5%):
            Arizona (0.8%):
  1,070,000 Greater Arizona Development Authority, 6.00%,
            8/1/13, (Insured by MBIA)...........................      1,128,850
                                                                   ------------
            California (6.9%):
  1,000,000 Anaheim Public Financing Authority, Lease Revenue,
            Public Improvements Project, Series A, 6.00%,
            9/1/24, (Insured by FSA)............................      1,060,000
  1,400,000 California State, GO, 7.00%, 6/1/05.................      1,552,250
  2,000,000 California State, GO, 6.25%, 9/1/12.................      2,237,500
  2,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
            MBIA)...............................................      2,187,500
    250,000 Sacramento County California Sanitation Financing
            Authority, 6.00%, 12/1/15, Callable 12/1/10 @ 101...        265,000
  2,445,000 San Francisco California City and County Airport,
            5.35%, 5/1/10, Callable 5/1/06 @ 102, (Insured by
            MBIA)...............................................      2,503,069
                                                                   ------------
                                                                      9,805,319
                                                                   ------------
            Colorado (7.1%):
  3,000,000 Arapahoe County, Colorado School District, No. 5,
            5.50%, 12/15/18, Callable 12/15/09 @ 100............      2,947,499
  2,265,000 Boulder County Colorado Sales and Use Tax, Series A,
            6.00%, 12/15/18, Callable 12/15/09 @ 101, (Insured
            by FGIC)............................................      2,324,456
    400,000 Colorado Housing Finance Authority, 4.25%, 10/1/05..        395,000
    650,000 Denver City & County Airport Revenue, Series C,
            (AMT), 6.75%, 11/15/22, Prerefunded 11/15/02 @ 102..        689,813
  1,580,000 Denver Colorado City and County Airport Revenue,
            6.75%, 11/15/22, (Insured by MBIA)..................      1,662,950
  1,000,000 E-470 Public Highway Authority Revenue, Series C,
            6.00%, 9/1/07, (Insured by MBIA)....................      1,060,000
  1,000,000 El Paso County Colorado School No. 38, 6.00%,
            12/1/24, Callable 12/1/10 @ 100.....................      1,015,000
                                                                   ------------
                                                                     10,094,718
                                                                   ------------
            Delaware (2.6%):
  3,500,000 Delaware Transportation Authority, 6.00%, 7/1/16,
            Callable 7/1/10 @ 100...............................      3,635,625
                                                                   ------------

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Florida (2.8%):
 $2,000,000 Florida State Board of Education, Series D, 5.75%,
            6/1/19, Callable 6/1/10 @ 101.......................   $  2,017,500
  1,885,000 Miami-Dade County Florida Aviation Revenue, 5.55%,
            10/1/13, Callable 10/1/10 @ 101, (Insured by FGIC)..      1,896,781
                                                                   ------------
                                                                      3,914,281
                                                                   ------------
            Georgia (2.0%):
  2,610,000 Georgia State, Series D, GO, 5.80%, 11/1/16,
            Callable 11/1/09 @ 102..............................      2,724,187
    175,000 Private Colleges & Universities Authority, Mercer
            University Project, Series A, 4.75%, 10/1/11,
            Callable 10/1/09 @ 101..............................        165,156
                                                                   ------------
                                                                      2,889,343
                                                                   ------------
            Hawaii (0.7%):
    800,000 Honolulu City & County, Series A, 5.75%, 4/1/10.....        837,000
    200,000 Honolulu City & County, Series A, ETM, 5.75%,
            4/1/10..............................................        210,750
                                                                   ------------
                                                                      1,047,750
                                                                   ------------
            Illinois (7.5%):
  2,000,000 Chicago Metropolitan Water Reclamation District,
            Capital Improvement, GO, 5.50%, 12/1/10.............      2,052,500
  1,000,000 Chicago Public Building Commission, Series A, ETM,
            7.00%, 1/1/20, (Insured by MBIA)....................      1,157,500
  1,000,000 Chicago School Finance Authority, Series A, GO,
            4.90%, 6/1/05, Callable 6/1/04 @ 102, (Insured by
            MBIA)...............................................      1,000,000
  1,740,000 Chicago Single Family Mortgage Revenue, Series A,
            (AMT), 4.70%, 10/1/17, Callable 4/1/09 @ 102........      1,705,200
  1,745,000 Illinois Development Finance Authority, 6.38%,
            1/1/17, Callable 1/1/11 @ 100, (Insured by FSA).....      1,812,619
  1,755,000 Illinois Development Finance Authority, 6.38%,
            1/1/18, Callable 1/1/11 @ 100, (Insured by FSA).....      1,816,425
  1,000,000 Illinois State Sales Tax, Series S, 5.00%, 6/15/08..        995,000
                                                                   ------------
                                                                     10,539,244
                                                                   ------------
            Indiana (4.5%):
  4,000,000 Franklin Township Indiana School Building, 6.50%,
            7/15/18, Callable 7/15/10 @ 102.....................      4,289,999
  2,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 6.00%, 1/1/13, (Insured by
            MBIA)...............................................      2,137,500
                                                                   ------------
                                                                      6,427,499
                                                                   ------------
            Iowa (1.6%):
  2,055,000 Iowa Finance Authority, Private College Revenue,
            Drake University Project, 6.50%, 12/1/11, (Insured
            by MBIA)............................................      2,273,344
                                                                   ------------

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Kansas (1.1%):
 $1,500,000 Butler & Sedgwick Counties Kansas School District
            385, 6.00%, 9/1/15, (Insured by FSA)................   $  1,576,875
                                                                   ------------
            Kentucky (0.8%):
  1,315,000 Louisville & Jefferson County, Metropolitan Sewer
            District, Sewer & Drain System Revenue, Series A,
            5.25%, 5/15/27, Callable 5/15/07 @ 101, (Insured by
            MBIA)...............................................      1,195,006
                                                                   ------------
            Louisiana (0.1%):
    165,000 Shreveport LA, GO, 4.00%, 2/1/08, (Insured by
            FGIC)...............................................        150,975
                                                                   ------------
            Massachusetts (0.7%):
  1,000,000 Massachusetts State, Series B, GO, 5.40%, 11/1/06...      1,027,500
                                                                   ------------
            Michigan (12.0%):
  2,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 7.30%, 5/1/10, Prerefunded 5/1/04
            @ 102...............................................      2,205,000
    650,000 Frankenmuth Michigan School District, 5.75%, 5/1/20,
            Callable 5/1/10 @ 100, Q-SBLF, (Insured by FGIC)....        653,250
    700,000 Genesee County Michigan Economic Development, Atlas
            Technologies Inc., 4.95%*, 7/19/00, (LOC: Bank
            One)................................................        700,000
  1,000,000 Genesee Michigan School District, 6.00%, 5/1/29, Q-
            SBLF, (Insured by FSA)..............................      1,013,750
    930,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.50%, 1/1/07,
            Prerefunded 1/1/05 @ 102............................        964,875
  2,000,000 Michigan State Hospital Finance Authority, Sisters
            of Mercy, Series P, 5.25%, 8/15/21, Callable 8/15/03
            @ 102, (Insured by MBIA)............................      1,840,000
  1,300,000 Michigan State Housing Development Authority, Rental
            Housing Revenue, Series A, 5.15%, 4/1/02, (Insured
            by AMBAC)...........................................      1,306,500
  1,000,000 Michigan State South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05, (Insured by
            MBIA)...............................................      1,041,250
    700,000 Michigan State Strategic Fund, Accurate Boring,
            4.95%*, 7/5/00, (LOC: Bank One).....................        700,000
  1,000,000 Michigan State Strategic Fund, Hope Network Project,
            Series B, 5.13%, 9/1/13, Callable 9/1/08 @ 102,
            (LOC: First of America).............................        930,000
    600,000 Michigan State Strategic, Kensington Group, 4.95%*,
            7/5/00, (LOC: Bank One).............................        600,000
  1,040,000 Muskegon Heights Michigan Water System, 5.625%,
            11/1/25, Callable 11/1/10 @ 100, (Insured by MBIA)..      1,012,700

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,100,000 Muskegon Heights Michigan Water System, 5.63%,
            11/1/30, Callable 11/1/10 @ 100, (Insured by MBIA)..   $  1,064,250
    800,000 Oakland County Michigan Economic Development,
            4.95%*, 7/5/00, (LOC: Bank One).....................        800,000
  2,000,000 Rochester Michigan Community School District, 5.63%,
            5/1/17, Callable 5/1/10 @ 100, Q-SBLF, (Insured by
            FGIC)...............................................      2,012,500
                                                                   ------------
                                                                     16,844,075
                                                                   ------------
            Minnesota (4.5%):
  1,000,000 Becker Minnesota Independent School District No.
            726, 6.00%, 2/1/21, Callable 2/1/10 @ 100, (Insured
            by FSA).............................................      1,022,500
  1,700,000 Minneapolis & St Paul Airport, Series A, 5.13%,
            1/1/25, Callable 1/1/09 @101, (Insured by FGIC).....      1,549,125
  1,800,000 Minneapolis & St. Paul Airport, Series A, 5.00%,
            1/1/19, Callable 1/1/08 @ 101.......................      1,640,250
  2,150,000 Rochester Minn Independent School District No. 535,
            5.88%, 2/1/20, Callable 2/1/10 @ 100................      2,176,875
                                                                   ------------
                                                                      6,388,750
                                                                   ------------
            Mississippi (0.2%):
    280,000 Mississippi Home Corp. Single Family Mortgage, Class
            4, Series A, 4.80%, 6/1/19, Callable 6/1/09 @ 102...        272,300
                                                                   ------------
            Missouri (4.5%):
     50,000 Boone County Missouri School District R-6, 5.85%,
            3/1/15, (LOC: State Aid Direct Deposit), Callable
            3/1/10 @ 100........................................         50,688
    250,000 El Dorado Springs Missouri School District R-02,
            5.65%, 3/1/15, (LOC: State Aid Direct Deposit)......        250,938
    315,000 El Dorado Springs Missouri School District R-02,
            5.75%, 3/1/17, (LOC: State Aid Direct Deposit)......        316,969
  2,400,000 Greene County Missouri School District, 6.20%,
            3/1/18, Callable 3/1/10 @ 100.......................      2,538,000
  2,050,000 Lawson Missouri School District No. 14, 6.20%,
            3/1/20, Callable 3/1/10 @ 100.......................      2,157,625
    335,000 Missouri State, Health & Education Facilities,
            6.50%, 2/15/21, Prerefunded 2/15/06 @ 102...........        366,825
    165,000 Missouri State, Health & Education Facilities, Lake
            of Ozarks General Hospital, 6.50%, 2/15/21, Callable
            2/15/06 @ 102.......................................        159,225
    115,000 Taney County Missouri School District R-III, 5.65%,
            3/1/15, (LOC: State Aid Direct Deposit).............        115,431
    200,000 Taney County Missouri School District R-III, 5.70%,
            3/1/16, (LOC: State Aid Direct Deposit).............        201,000

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Missouri (continued)
 $  225,000 Taney County Missouri School District R-III, 5.75%,
            3/1/17, (LOC: State Aid Direct Deposit).............   $    226,406
                                                                   ------------
                                                                      6,383,107
                                                                   ------------
            Nebraska (0.8%):
  1,075,000 Omaha Public Power District, 5.10%, 2/1/08..........      1,079,031
                                                                   ------------
            Nevada (3.0%):
  1,805,000 Clark County School District, GO, 5.75%, 6/15/10,
            Prerefunded 6/15/06 @ 101, (Insured by FGIC)........      1,895,250
  2,000,000 Nevada State, Nevada Municipal Bond Bank, Series A,
            GO, 8.00%, 11/1/05..................................      2,290,000
                                                                   ------------
                                                                      4,185,250
                                                                   ------------
            New Jersey (2.3%):
  1,500,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Senior Lien, 7.00%,
            7/1/04, (Insured by MBIA)...........................      1,620,000
  1,500,000 New Jersey State Transportation Trust Fund
            Authority, Transportation System, Series A, 6.00%,
            12/15/06, (Insured by MBIA).........................      1,593,750
                                                                   ------------
                                                                      3,213,750
                                                                   ------------
            New York (8.2%):
  2,200,000 New York City Transitional Financial Authority,
            5.75%, 11/15/16, Callable 5/15/10 @ 101.............      2,238,500
  1,350,000 New York City, Municipal Water & Sewer Revenue,
            5.50%, 6/15/24, Callable 6/15/06 @ 101..............      1,290,938
  1,500,000 New York City, Tax Revenue Anticipation Note,
            Livingston Plaza Project, 5.40%, 1/1/18, (Insured by
            FSA)................................................      1,485,000
  2,000,000 New York State Dormatory Authority, 5.13%, 5/15/21,
            Callable 5/15/08 @ 101, (Insured by MBIA)...........      1,842,500
  1,000,000 New York State Local Government Assistance Corp.,
            Series A, 5.38%, 4/1/19, Callable 4/1/07 @ 101,
            (Insured by FSA)....................................        961,250
  1,000,000 New York State Thruway Authority, Series 1997 B,
            6.00%, 4/1/07.......................................      1,046,250
  1,000,000 Triborough Bridge and Tunnel Authority, 5.00%,
            1/1/16, Callable 1/1/08 @ 101 (Insured by FGIC).....        937,500
    955,000 Westchester County, GO, 5.25%, 11/1/16, Callable
            11/1/09 @ 101.......................................        923,963
    845,000 Westchester County, GO, 5.25%, 11/1/17, Callable
            11/1/09 @ 101.......................................        811,200
                                                                   ------------
                                                                     11,537,101
                                                                   ------------

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Ohio (2.4%):
 $2,000,000 Cleveland, Ohio Public Power System, Revenue, Series
            1, 5.13%, 11/15/18, Callable 11/15/06 @ 102,
            (Insured by MBIA)...................................   $  1,882,500
  1,445,000 Summit County Ohio, 6.00%, 12/1/21, Callable 12/1/10
            @ 101, (Insured by FGIC)............................      1,484,738
                                                                   ------------
                                                                      3,367,238
                                                                   ------------
            Oklahoma (0.8%):
  1,000,000 Tulsa Industrial Authority, University of Tulsa,
            Series A, 6.00%, 10/1/16, (Insured by MBIA).........      1,061,250
                                                                   ------------
            Oregon (1.4%):
  2,000,000 Oregon State Bond Bank Economic Development, 5.50%,
            1/1/18, Callable 1/1/08 @ 102, (Insured by MBIA)....      1,987,500
                                                                   ------------
            Pennsylvania (1.4%):
  2,000,000 Pennsylvania State UTGO, 6.00%, 1/15/19, Callable
            1/15/10 @ 101.......................................      2,050,000
                                                                   ------------
            Rhode Island (0.7%):
  1,000,000 Convention Center Authority, Series B, 5.00%,
            5/15/09, (Insured by MBIA)..........................        986,250
                                                                   ------------
            South Carolina (1.5%):
  2,470,000 Spartanburg South Carolina Sanitation Sewer, Series
            B, 5.00%, 3/1/23, Callable 3/1/09 @ 101, (Insured by
            MBIA)...............................................      2,189,038
                                                                   ------------
            Tennessee (0.9%):
  1,225,000 Tennessee Housing Development Agency, Mortgage
            Finance, Series C, (AMT), 5.95%, 7/1/09, Callable
            7/1/05 @ 102, (Insured by MBIA).....................      1,252,563
                                                                   ------------
            Texas (8.6%):
  1,000,000 Brownsville Utility System, 6.25%, 9/1/11, (Insured
            by AMBAC)...........................................      1,083,750
  3,000,000 Dallas Fort Worth Texas International Airport,
            6.00%, 11/1/28, Callable 11/1/09 @ 100, (Insured by
            FGIC)...............................................      2,992,500
  1,080,000 Denton Texas Independent School District, 5.50%,
            8/15/13, PSF-GTD....................................      1,100,250
  1,000,000 Harris County, Certificates of Obligation, 6.00%,
            12/15/11............................................      1,068,750
  3,000,000 Laredo Texas Independent School District, GO, 5.25%,
            8/1/24, Callable 8/1/09 @ 100, PSF-GTD..............      2,778,749
  2,000,000 Texas City Industrial Development Corp., Marine
            Terminal Revenue, Arco Pipeline Co. Project, 7.38%,
            10/1/20.............................................      2,347,500
    815,000 Travis County Texas, GO, 5.75%, 3/1/17, Callable
            3/1/10 @ 100........................................        823,150
                                                                   ------------
                                                                     12,194,649
                                                                   ------------

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Utah (0.7%):
 $1,000,000 St. George, Parks & Recreational Facilities, GO,
            5.38%, 8/1/21, Callable 8/1/07 @ 101, (Insured by
            FGIC)...............................................   $    948,750
                                                                   ------------
            Washington (2.5%):
  1,000,000 Douglas County Public Utility District No. 001,
            Electric Distribution System, 5.90%, 1/1/11,
            Callable 1/1/05 @ 102, (Insured by MBIA)............      1,036,250
  2,500,000 Port Seattle Limited Tax, GO, (AMT), 5.35%, 5/1/04..      2,531,250
                                                                   ------------
                                                                      3,567,500
                                                                   ------------
            Wyoming (0.9%):
  1,275,000 Green River-Sweetwater County, Board Revenue, Series
            B, 4.50%, 3/1/14, Callable 3/1/05 @ 100, (Insured by
            FSA)................................................      1,265,731
                                                                   ------------
            Total Municipal Bonds...............................    136,480,162
                                                                   ------------

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 INVESTMENT COMPANIES (0.5%):
 $   15,257 Dreyfus Tax Exempt Money Market Fund.................   $     15,257
    692,393 Federated Tax Exempt Money Market Fund...............        692,393
                                                                    ------------
            Total Investment Companies...........................        707,650
                                                                    ------------
 Total Investments (Cost $136,280,477) (a) -- 98.5%...............   139,252,812
 Other assets in excess of liabilities -- 1.5%....................     2,133,021
                                                                    ------------
 Total Net Assets -- 100.0%.......................................  $141,385,833
                                                                    ============

-------
Percentages indicated are based on net assets of $141,385,833.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $3,266,785
   Unrealized depreciation..........................................   (294,450)
                                                                     ----------
   Net unrealized appreciation...................................... $2,972,335
                                                                     ==========

 * Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.

AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FNMA -- Fannie Mae
FSA -- Financial Security Assurance
GNMA -- Ginnie Mae
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (98.4%):
            Alaska (0.4%):
 $1,000,000 Anchorage Electric Utility, Revenue Bond, Senior
            Lien, 5.50%, 12/1/03, Callable 6/1/03 @ 102 (Insured
            by MBIA)............................................   $  1,021,250
                                                                   ------------

            Arizona (4.6%):
  2,290,000 Glendale Arizona Water and Sewer Revenue, 5.00%,
            7/1/06, (Insured by FGIC)...........................      2,301,450
  2,040,000 Glendale Arizona Water and Sewer Revenue, 5.00%,
            7/1/07, (Insured by FGIC)...........................      2,047,650
  1,050,000 Pima County Arizona University School District,
            5.75%, 7/1/12, Callable 7/1/09
            @ 100, (Insured by FGIC)............................      1,093,313
  5,000,000 Salt River Project Agricultural Improvement & Power
            District Electric System, Series A, 5.63%, 1/1/06...      5,181,250
  2,000,000 Tucson Arizona Street and Highway User Revenue,
            5.50%, 7/1/09, Callable 7/1/03 @ 102................      2,272,500
                                                                   ------------
                                                                     12,896,163
                                                                   ------------

            Arkansas (0.4%):
  1,000,000 Arkansas State Economic Development, 5.00%, 2/1/03
            (Insured by AMBAC)..................................      1,002,500
                                                                   ------------

            California (5.4%):
  1,000,000 California Educational Facilities Authority, Santa
            Clara University, 5.25%, 9/1/17 (Insured by AMBAC)..        982,500
    500,000 California Educational Facilities Authority, Santa
            Clara University, 5.25%, 9/1/18 (Insured by AMBAC)..        487,500
  3,400,000 California State, GO, 6.60%, 2/1/10.................      3,867,500
  3,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
            MBIA)...............................................      3,281,250
  5,850,000 University of California Revenue, Multiple Purpose
            Projects, Series B, 9.00%, 9/1/03 (Insured by
            MBIA)...............................................      6,625,124
                                                                   ------------
                                                                     15,243,874
                                                                   ------------

            Colorado (7.2%):
  4,000,000 Arapahoe County Colorado School District No. 005,
            Cherry Creek, Series A, GO, 5.25%, 12/15/02.........      4,060,000
  4,030,000 Boulder County Colorado Sales and Use Tax Revenue,
            6.00%, 12/15/17, Callable 12/15/09 @ 101, (Insured
            by FGIC)............................................      4,155,937
    415,000 Colorado Housing Finance Authority, 4.50%, 11/1/05..        413,128
    500,000 Colorado Housing Finance Authority, 5.40%, 10/1/06..        500,000
    900,000 Colorado Housing Financial Authority, 5.10%,
            10/1/06.............................................        898,875
    940,000 Colorado Housing Financial Authority, Single Family
            Series 3, 4.70%, 10/1/22, Callable 10/1/09 @ 102....        936,268

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Colorado (continued)
 $1,000,000 Colorado Springs Utility Revenue, Series A, 6.50%,
            11/15/03, Callable 11/15/01 @ 102...................   $  1,042,500
  2,000,000 Denver Colorado City and County Airport Facilities,
            (AMT), 5.00%, 1/1/04 (Insured by MBIA)..............      2,010,000
  2,000,000 Denver Colorado City and County Airport Revenue,
            7.75%, 11/15/21, Callable 11/15/01 @ 102............      2,097,500
  1,150,000 El Paso County Colorado School District Number 38,
            GO, 6.38%, 12/1/16, Callable 12/1/10 @ 100, (Insured
            by St Aid Withholding)..............................      1,227,625
  1,005,000 El Paso County Colorado School District Number 38,
            GO, 6.38%, 12/1/18, Callable 12/1/10 @ 100, (Insured
            by St Aid Withholding)..............................      1,061,531
  1,875,000 Longmont Colorado Sales and Use Tax Revenue, 5.50%,
            11/15/14, Callable 11/15/10 @ 100...................      1,898,438
                                                                   ------------
                                                                     20,301,802
                                                                   ------------

            Florida (3.7%):
  1,000,000 Broward County School District, GO, 5.20%, 2/15/03..      1,008,750
  1,000,000 Hillsborough County Florida Development Authority
            Revenue, 6.38%, 12/1/12, Prerefunded 12/1/03 @ 100,
            (Insured by MBIA)...................................      1,052,500
  2,000,000 Lakeland Electric & Water Revenue, 5.90%, 10/1/07...      2,120,000
  1,750,000 Miami-Dade County Florida Aviation Revenue, 5.45%,
            10/1/12, (AMT), Callable 10/1/10 @ 101 (Insured by
            FGIC)...............................................      1,760,938
  1,575,000 Miami-Dade County Florida Aviation Revenue, 5.40%,
            10/1/11, (AMT), Callable 10/1/10 @ 101 (Insured by
            FGIC)...............................................      1,590,750
  2,810,000 St. Petersburg Florida Health Authority, 7.00%,
            12/1/15, Callable 12/1/01 @ 102 (Insured by MBIA)...      2,936,450
                                                                   ------------
                                                                     10,469,388
                                                                   ------------

            Georgia (1.5%):
  2,670,000 Atlanta Airport Facilities Revenue, (AMT), Series B,
            5.50%, 1/1/03 (Insured by AMBAC)....................      2,703,375
  1,500,000 Georgia State, Series B, GO, 5.95%, 3/1/08..........      1,595,625
                                                                   ------------
                                                                      4,299,000
                                                                   ------------
            Hawaii (0.4%):
    855,000 Honolulu Hawaii City & County, 5.60%, 1/1/05........        878,513
    170,000 Honolulu Hawaii City & County, ETM, 5.60%, 1/1/05...        175,525
                                                                   ------------
                                                                      1,054,038
                                                                   ------------


                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Idaho (1.2%):
 $1,500,000 Ada & Canyon Counties, Joint School District No. 2
            Meridan, GO, 5.50%, 7/30/13.........................   $  1,531,875
  1,915,000 Ada & Canyon Counties, Joint School District No. 2,
            Meridan, GO, 5.50%, 7/30/14.........................      1,943,725
                                                                   ------------
                                                                      3,475,600
                                                                   ------------
            Illinois (7.1%):
  1,000,000 Chicago Illinois Water Revenue, 5.13%, 11/1/16,
            (Insured by FGIC)...................................        961,250
  1,000,000 Chicago Illinois, GO, Emergency Telephone System,
            5.25%, 1/1/15 (Insured by FGIC).....................        976,250
  3,000,000 Chicago Metropolitan Water Reclamation District,
            Capital Improvement, GO, 5.50%, 12/1/10.............      3,078,750
  1,000,000 Chicago Metropolitan Water Reclamation District,
            Working Cash Fund, 5.90%, 12/1/04...................      1,040,000
    305,000 Chicago, GO, 6.00%, 1/1/09, Callable 1/1/08 @ 102
            (Insured by FGIC)...................................        323,681
  1,770,000 Chicago, GO, Emergency Telephone System, 5.25%,
            1/1/18 (Insured by FGIC)............................      1,674,863
  4,000,000 Illinois Development Finance Authority, Pollution
            Control Revenue, Commonwealth Edison, 5.30%, 1/15/04
            (Insured by MBIA)...................................      4,055,000
  1,300,000 Illinois Developmental Finance Authority Revenue,
            6.38%, 1/1/15, (Insured by FSA).....................      1,366,625
  1,470,000 Illinois Developmental Financial Authority Revenue,
            6.38%, 1/1/16, Callable 1/1/11 @100, (Insured by
            FSA)................................................      1,537,987
  3,135,000 Northwest Suburban Municipal Joint Action, Water
            Agency, Water Supply System, Series A, 5.25%, 5/1/04
            (Insured by MBIA)...................................      3,178,106
  1,530,000 Regional Transportation Authority Illinois, 6.00%,
            6/1/14, (Insured by FGIC)...........................      1,621,800
                                                                   ------------
                                                                     19,814,312
                                                                   ------------
            Indiana (2.7%):
  1,100,000 Greenwood Indiana School Building Corp., 4.75%,
            7/15/07.............................................      1,091,750
  2,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 5.88%, 1/1/10 (Insured by MBIA)..      2,130,000
  3,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 6.00%, 1/1/13, (Insured by
            MBIA)...............................................      3,206,250
  1,565,000 Indianapolis Utilities District, Series B, 3.50%,
            6/1/18 (Insured by FGIC)............................      1,191,356
                                                                   ------------
                                                                      7,619,356
                                                                   ------------

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Iowa (0.7%):
 $2,000,000 Chillicothe Pollution Control Revenue Bond, 4.25%,
            11/1/23, Mandatory Put 11/1/03 @ 100................   $  1,920,000
                                                                   ------------

            Kansas (0.4%):
  1,000,000 Butler & Sedgwick Counties School District No. 385,
            GO, 5.70%, 9/1/13, (Insured by FSA).................      1,031,250
                                                                   ------------

            Louisiana (2.4%):
  4,000,000 Louisiana State, Series A, GO, 5.30%, 8/1/04
            (Insured by MBIA)...................................      4,070,000
  2,500,000 Louisiana State, Series A, GO, 6.00%, 4/15/07
            (Insured by FGIC)...................................      2,640,625
                                                                   ------------
                                                                      6,710,625
                                                                   ------------

            Maryland (1.4%):
  3,675,000 Baltimore County Maryland GO, 6.00%, 6/1/05.........      3,872,531
     50,000 Maryland State Refunding Bond, GO, 4.20%, 8/1/01....         49,921
                                                                   ------------
                                                                      3,922,452
                                                                   ------------

            Massachusetts (2.2%):
  5,000,000 Massachusetts State Port Authority Revenue, (AMT),
            Series B, 5.00%, 7/1/07 (Insured by FSA)............      4,968,750
  1,300,000 Massachusetts State, GO, 5.25%, 9/1/08..............      1,321,125
                                                                   ------------
                                                                      6,289,875
                                                                   ------------

            Michigan (17.2%):
  2,215,000 Battle Creek Downtown Development Authority, 6.00%,
            5/1/07 (Insured by MBIA)............................      2,347,900
  4,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 7.30%, 5/1/10, Prerefunded 5/1/04
            @ 102...............................................      4,410,000
    300,000 Cadillac Public Schools, GO, 7.25%, 5/1/05 (Insured
            by FGIC)............................................        330,000
  1,525,000 Detroit Michigan GO, 4.10%, 4/1/03..................      1,465,906
  6,000,000 Detroit Water Supply System, Permanent Linked Bonds,
            5.25%, 7/1/13, Callable 7/1/04 @ 102 (Insured by
            FGIC)...............................................      5,984,999
  2,265,000 Grand Ledge Public Schools District, GO, 5.35%,
            5/1/10 (Insured by MBIA)............................      2,313,131
    205,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.20%, 7/1/03............................        198,850
    210,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.25%, 7/1/04............................        201,600
    200,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.35%, 7/1/05............................        190,500
  1,700,000 Greater Detroit Resource Recovery Authority, Series
            A, 5.50%, 12/13/04 (Insured by AMBAC)...............      1,742,500

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $2,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.35%,
            5/15/06 (Insured by MBIA)...........................   $  2,025,000
    250,000 Michigan Higher Education Facilities Authority,
            4.50%, 10/1/07......................................        232,500
    590,000 Michigan Higher Education Facilities Authority,
            4.80%, 10/1/10, Callable 10/1/09 @ 100..............        547,963
  1,000,000 Michigan Higher Education Facilities Authority,
            5.35%, 5/1/15, Callable 5/1/08 @ 101 (LOC: First of
            America)............................................        937,500
    320,000 Michigan Higher Education Facilities Authority, Hope
            College Project, 4.60%, 10/1/08.....................        296,800
    200,000 Michigan Higher Education Facilities Authority, Hope
            College Project, 4.70%, 10/1/09.....................        185,500
  3,885,000 Michigan Higher Education Student Loan Authority,
            (AMT), 5.05%, 9/1/08 (Insured by AMBAC).............      3,812,156
  1,450,000 Michigan State Hospital Finance Authority, St. John
            Hospital & Medical Center,
            5.00%, 5/15/06 (Insured by AMBAC)...................      1,460,875
  1,000,000 Michigan State South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05, (Insured by
            MBIA)...............................................      1,041,250
  1,000,000 Michigan State Strategic Fund, Hope Network Project,
            Series B, 4.80%, 9/1/08, (LOC: First of America)            942,500
  2,300,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Ford Motor Co. Project, Series A, 7.10%,
            2/1/06..............................................      2,512,750
  2,500,000 Michigan State Trunk Line, Series A,
            5.50%, 10/1/02......................................      2,543,750
  3,500,000 Michigan State Underground Storage Tank Financial
            Assurance Authority, Series I, 6.00%, 5/1/05
            (Insured by AMBAC)..................................      3,661,875
    340,000 Muskegon Heights Michigan Water System, 5.25%,
            11/1/09, (Insured by MBIA)..........................        343,825
  2,000,000 Northville Public Schools, Series A, GO, 7.00%,
            5/1/08, Callable 5/1/01 @ 102, (Insured by Q-SBLF)        2,073,880
  1,575,000 South Redford School District, GO, 5.25%, 5/1/09,
            Prerefunded 5/1/07 @ 100, (Insured by FGIC).........      1,606,500
  3,000,000 University of Michigan University Revenue, Series A,
            4.55%*, 6/13/00.....................................      3,000,000
  1,600,000 University of Michigan University Revenue, Series A,
            4.55%*, 7/3/00......................................      1,600,000
                                                                   ------------
                                                                     48,010,010
                                                                   ------------

            Minnesota (1.6%):
    500,000 Maple Grove Minnesota Road Reconstruction, GO,
            Series B, 5.40%, 2/1/17, Callable 2/1/07 @ 100......        489,375

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Minnesota (continued)
 $2,880,000 St. Louis Park Minnesota Independent School, GO,
            5.65%, 2/1/16, Callable 2/1/09 @ 100, (Insured by SD
            Credit).............................................   $  2,908,799
  1,110,000 St. Louis Park Minnesota Independent School, GO,
            5.70%, 2/1/17, Callable 2/1/09 @ 100, (Insured by SD
            Credit).............................................      1,119,713
                                                                   ------------
                                                                      4,517,887
                                                                   ------------

            Missouri (1.6%):
  2,000,000 Clay County Missouri Public School District, GO,
            6.25%, 3/1/17, Callable 3/1/10 @ 100, (Insured by St
            Aid Direct Deposit).................................      2,092,500
    650,000 St. Joseph Missouri School District, GO, 6.50%,
            3/1/13, (Insured by FSA St Aid Direct Deposit)......        714,188
    750,000 St. Joseph Missouri School District, GO, 6.50%,
            3/1/14, (Insured by FSA St Aid Direct Deposit)......        821,250
    200,000 Wright County Missouri Reorganizational School
            District No. R-4, GO, 5.6%, 3/1/14, Callable 3/1/10
            @ 100, (Insured by State Aid Direct Deposit)........        201,000
    200,000 Wright County Missouri Reorganizational School
            District No. R-4, GO, 5.65%, 3/1/15, Callable 3/1/10
            @ 100, (Insured by State Aid Direct Deposit)........        200,750
    250,000 Wright County Missouri Reorganizational School
            District No. R-4, GO, 5.70%, 3/1/16, Callable 3/1/10
            @ 100, (Insured by State Aid Direct Deposit)........        251,250
     90,000 Wright County Missouri School District No. R-2, GO,
            5.50%, 3/1/12, Callable 3/1/10 @ 100, (Insured by
            State Aid Direct Deposit)...........................         90,225
     95,000 Wright County Missouri School District No. R-2, GO,
            5.55%, 3/1/13, Callable 3/1/10 @ 100, (Insured by
            State Aid Direct Deposit)...........................         95,119
                                                                   ------------
                                                                      4,466,282
                                                                   ------------

            Nebraska (0.2%):
    500,000 Omaha Nebraska, GO, 5.13%, 11/15/14, Callable
            11/15/09 @ 102......................................        485,000
                                                                   ------------

            New Jersey (4.6%):
  6,000,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Senior Lien, 7.00%,
            7/1/04, (Insured by MBIA)...........................      6,479,999
  1,000,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Series A 1994, 7.00%,
            7/1/03 (Insured by MBIA)............................      1,062,500
  2,500,000 New Jersey State Turnpike Authority Revenue, 6.00%,
            1/1/13, (Insured by MBIA)...........................      2,678,125

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            New Jersey (continued)
 $2,500,000 Ocean County Utilities Authority, Wastewater
            Revenue, Refunding, GO, 6.00%, 1/1/07...............   $  2,650,000
                                                                   ------------
                                                                     12,870,624
                                                                   ------------

            New York (3.3%):
  1,030,000 Metropolitan Transportation Authority, Series M,
            5.50%, 7/1/08 (Insured by FGIC).....................      1,064,763
  1,000,000 New York State Local Government Assistance Corp.,
            Series A, 5.38%, 4/1/19, Callable 4/1/07 @ 101,
            (Insured by FSA)....................................        961,250
  1,660,000 New York State Urban Development Corp., Refunding,
            Syracuse University Center, 5.50%, 1/1/15...........      1,655,850
  3,000,000 Triborough Bridge & Tunnel Authority, General
            Purpose, Series Y, 5.50%, 1/1/17....................      3,011,250
  1,250,000 Triborough Bridge and Tunnel Authority, 5.00%,
            1/1/16, Callable 1/1/08 @ 101 (Insured by FGIC).....      1,171,875
  1,510,000 Westchester County New York, GO, 5.25%, 11/1/13,
            Callable 11/1/09 @ 101..............................      1,508,113
                                                                   ------------
                                                                      9,373,101
                                                                   ------------

            North Carolina (0.7%):
  2,000,000 North Carolina Municipal Power Agency No. 1, Catawba
            Electric Revenue, 5.90%, 1/1/03.....................      2,020,000
                                                                   ------------

            Ohio (3.7%):
    500,000 Cleveland Airport System Revenue, Series A, 5.50%,
            1/1/04, (Insured by FSA)............................        508,750
    500,000 Cleveland-Cuyahoga County Port Authority, Rock &
            Roll Hall of Fame, Refunding, Subordinated Bonds,
            4.90%, 12/1/00......................................        499,360
  2,755,000 Ohio Housing Financial Agency Management Revenue,
            5.35%, 9/1/05, (AMT), (Insured by GNMA).............      2,765,331
  5,000,000 Ohio State Turnpike Commission, Series A, 5.50%,
            2/15/16, (Insured by FGIC)..........................      5,062,500
  1,060,000 Summit County Ohio, GO, 5.75%, 12/1/07, (Insured by
            FGIC)...............................................      1,113,000
    400,000 Summit County Ohio, GO, 6.00%, 12/1/09, (Insured by
            FGIC)...............................................        429,000
                                                                   ------------
                                                                     10,377,941
                                                                   ------------

            Oklahoma (1.7%):
  4,500,000 Tulsa Industrial Authority, University of Tulsa,
            Series A, 6.00%, 10/1/16, (Insured by MBIA).........      4,775,625
                                                                   ------------

            Pennsylvania (3.7%):
  2,000,000 Allegheny County Airport Revenue, (AMT), 5.00%,
            1/1/02 (Insured by MBIA)............................      2,005,000
  4,205,000 Chartiers Valley Joint School, ETM, 6.15%, 3/1/07...      4,394,225

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Pennsylvania (continued)
 $4,000,000 Pennsylvania Intergovernmental Cooperative, 6.00%,
            6/15/02, (Insured by FGIC)..........................   $  4,075,000
                                                                   ------------
                                                                     10,474,225
                                                                   ------------

            Rhode Island (0.4%):
  1,000,000 State Depositors Economic Protection Corp., Series
            B, Special Obligation, 5.20%, 8/1/03 (Insured by
            MBIA)...............................................      1,011,250
                                                                   ------------

            South Carolina (0.3%):
    890,000 Anderson County South Carolina School District No.
            2, GO, 6.00%, 3/1/13, Callable 3/1/10 @ 100,
            (Insured by SCSDE)..................................        942,288
                                                                   ------------

            Tennessee (0.2%):
    600,000 Shelby County Tennessee Health & Education, St.
            Jude's Children's Research, 4.65%, 7/1/04...........        585,000
                                                                   ------------
            Texas (9.5%):
    400,000 Brownsville Texas Independent School District, GO,
            7.25%, 8/15/04......................................        434,500
  2,250,000 Central Texas Higher Education Authority, Inc.,
            4.85%, 12/1/02, GSL.................................      2,244,375
  2,245,000 Dallas Independent School District, GO, 5.40%,
            8/15/03, (Insured by PSF)...........................      2,284,288
  2,800,000 Harris County Texas Industrial Development
            Corporation Pollution Control Revenue, 4.60%*,
            8/15/27.............................................      2,800,000
  1,500,000 Houston Water & Sewer System Revenue, Junior Lien,
            Series C, 5.75%, 12/1/03 (Insured by MBIA)..........      1,546,875
  1,050,000 Round Rock Independent School District, GO, 5.25%,
            2/15/05, (Insured by PSF)...........................      1,064,438
  1,400,000 San Antonio Electric & Gas, 5.25%, 2/1/11, Callable
            2/1/09 @ 101........................................      1,405,250
  2,980,000 San Antonio Texas Water Revenue, Unrefunded Balance,
            6.30%, 5/15/04, Callable 5/15/02 @ 102 (Insured by
            FGIC)...............................................      3,114,100
  5,595,000 Texas State Public Finance Authority, Series A, GO,
            6.50%, 10/1/04......................................      5,951,681
  4,450,000 Texas State, Series A, GO, 5.70%, 10/1/03...........      4,583,500
  1,015,000 University of Texas, University Revenue, Series A,
            6.60%, 8/15/02, Callable 8/15/01 @ 102..............      1,055,600
                                                                   ------------
                                                                     26,484,607
                                                                   ------------
            Virginia (1.7%):
  4,675,000 Metropolitan Washington DC Airports, 5.50%,
            10/1/05.............................................      4,780,188
                                                                   ------------
            Washington (5.0%):
  1,010,000 Port Tacoma Washington, (AMT), 4.90%, 12/1/07,
            (Insured by AMBAC)..................................        982,225
  1,125,000 Tacoma Washington Electric Systems Revenue, 6.00%,
            1/1/06, (Insured by AMBAC)..........................      1,178,438

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

 Shares or
 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
            Washington (continued)
 $1,570,000 Tacoma Washington Electric Systems Revenue, Pre-
            Refunded, 6.00%, 1/1/06, (Insured by AMBAC).........   $  1,650,463
  1,000,000 Washington State, Motor Vehicle Fuel Tax, R-92D, GO,
            6.25%, 9/1/07.......................................      1,072,500
  8,000,000 Washington State, Series A, GO, 5.50%, 9/1/05,
            Callable 9/1/04 @ 100...............................      8,179,999
    850,000 Washington State, Series III-H, Motor Vehicle Fuel
            Tax, 5.75%, 9/1/12..................................        887,188
                                                                   ------------
                                                                     13,950,813
                                                                   ------------
            Wisconsin (0.9%):
  2,500,000 Milwaukee County Revenue, Series B, 4.35%, 6/1/29,
            Mandatory put 12/1/04 @ 100, (LOC: First National
            Bank)...............................................      2,500,000
                                                                   ------------
            Wyoming (0.4%):
  1,000,000 Campbell County School District, No. 001 Gillette,
            GO, 5.15%, 6/1/02...................................      1,011,250
                                                                   ------------
            Total Municipal Bonds...............................    275,707,576
                                                                   ------------
 INVESTMENT COMPANIES (0.1%):
      3,525 Dreyfus Tax Exempt Money Market Fund................          3,525
    240,904 Federated Tax Exempt Money Market Fund..............        240,904
                                                                   ------------
            Total Investment Companies..........................        244,429
                                                                   ------------
 Total Investments (Cost $269,436,006) (a) -- 98.5%..............   275,952,005
 Other assets in excess of liabilities -- 1.5%...................     4,087,250
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $280,039,255
                                                                   ============

-------
Percentages indicated are based on net assets of $280,039,255.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 7,626,698
   Unrealized depreciation.........................................  (1,110,699)
                                                                    -----------
   Net unrealized appreciation..................................... $ 6,515,999
                                                                    ===========

* Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
GSL -- Guarantee Student Loans
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                       See Notes to Financial Statements.

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------


 MUNICIPAL BONDS (100.7%):

             Michigan (100.7%):
 $ 1,130,000 Allegan Sanitary Sewer System, (AMT), 5.45%,
             11/1/02............................................   $  1,134,238
   2,000,000 Battle Creek Downtown Development Authority, Tax
             Increment Revenue, 6.90%, 5/1/04...................      2,110,000
     800,000 Bay County Michigan Economic Development, 4.95*,
             7/5/00, (LOC: Banc One)............................        800,000
   1,300,000 Berkley School District, GO, 7.00%, 1/1/07,
             (Insured by FGIC)..................................      1,443,000
     635,000 Bishop International Airport Authority, 4.88%,
             12/1/01............................................        633,413
   1,000,000 Brighton Michigan Area School District, GO, 4.30%,
             5/1/07, (Insured by FSA)...........................        948,750
     260,000 Chippewa County Hospital Finance Authority, 4.60%,
             11/1/00............................................        259,680
   1,000,000 Chippewa Valley School District, GO, 6.38%, 5/1/05,
             Prerefunded 5/1/01 @ 101.5 (Insured by FGIC).......      1,030,280
   1,700,000 Clintondale Community School District GO, 4.65%,
             5/1/03.............................................      1,693,625
     100,000 Dearborn Heights Tax Increment, 4.25%, 10/1/05,
             (Insured by FSA)...................................         96,125
     965,000 Dearborn Sewage Disposal System, 6.90%, 4/1/02
             (Insured by MBIA)..................................        999,981
   1,630,000 Detroit Michigan City School District, 3.90%,
             5/1/03 (Insured by MBIA)...........................      1,574,988
   1,000,000 Detroit Michigan City School District, 3.90%,
             11/1/03 (Insured by MBIA)..........................        961,250
   2,000,000 Detroit Michigan Economic Development, 6.60%,
             5/1/02, Callable 5/1/01 @ 102, (Insured by FSA)....      2,065,000
   1,195,000 Detroit Michigan UTGO, 5.50%, 4/1/08...............      1,214,419
   1,000,000 Detroit Michigan UTGO, Series A, 3.90%, 4/1/02.....        971,250
   1,000,000 Detroit, GO, 5.00%, 4/1/04 (Insured by FGIC).......      1,005,000
     750,000 Detroit, GO, 6.00%, 4/1/06 (Insured by FGIC).......        789,375
   1,570,000 Detroit, Local Development Finance Authority, Tax
             Increment Revenue, 5.25%, 5/1/07...................      1,562,150
   1,730,000 Dexter Community School District, GO, 6.25%, 5/1/07
             (Insured by FGIC)..................................      1,859,750
     100,000 East Detroit School District, 4.25%, 5/1/08,
             (Insured by FGIC)..................................         93,500
   1,000,000 Eastern Michigan University, GO, 5.80%, 6/1/01
             (Insured by AMBAC).................................      1,013,100
     445,000 Farmington Hills Economic Development Corp.
             Revenue, Botsford Continuing Care, Series A, 5.10%,
             2/15/04 (Insured by MBIA)..........................        447,225
     470,000 Farmington Hills Economic Development Corp.
             Revenue, Botsford Continuing Care, Series A, 5.20%,
             2/15/05 (Insured by MBIA)..........................        472,938

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $   250,000 Frankenmuth Michigan School District, GO, 5.50%,
             5/1/04, Q-SBLF.....................................   $    255,000
     100,000 Frankenmuth Michigan School District, GO, 5.50%,
             5/1/05, Q-SBLF.....................................        102,375
     125,000 Frankenmuth Michigan School District, GO, 5.50%,
             5/1/06, Q-SBLF.....................................        128,281
     410,000 Frankenmuth Michigan School District, GO, 5.50%,
             5/1/07, Q-SBLF.....................................        420,763
     260,000 Frankenmuth Michigan School District, GO, 5.50%,
             5/1/08, Q-SBLF.....................................        266,500
     260,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
             Callable 5/1/03 @ 102, (Insured by MBIA)...........        265,850
     740,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
             Prerefunded 5/1/03 @ 102, (Insured by MBIA)........        766,825
     505,000 Grand Rapids & Kent County Michigan Joint Building
             Authority, GO, 5.50%, 10/1/06......................        520,150
     535,000 Grand Rapids & Kent County Michigan Joint Building
             Authority, GO, 5.50%, 10/1/07......................        551,050
     565,000 Grand Rapids & Kent County Michigan Joint Building
             Authority, GO, 5.50%, 10/1/08......................        581,244
     605,000 Grand Rapids & Kent County Michigan Joint Building
             Authority, GO, 5.50%, 10/1/09......................        622,394
     510,000 Grand Rapids Charter Township Michigan, 4.10%,
             7/1/02.............................................        497,250
   1,250,000 Greater Detroit Resource Recovery Authority, Series
             B, 5.00%, 12/13/02 (Insured by AMBAC)..............      1,257,813
   1,250,000 Huron Valley School District, GO, 7.10%, 5/1/08,
             Prerefunded 5/1/01 @ 102 (Insured by FGIC).........      1,301,100
     750,000 Kalamazoo Hospital Finance Authority Revenue,
             Bronson Methodist Hospital, 5.50%, 5/15/08 (Insured
             by MBIA)...........................................        764,063
   1,810,000 Kalamazoo Hospital Finance Authority, Refunding &
             Improvement, Bronson Methodist Hospital, 4.95%,
             5/15/02 (Insured by MBIA)..........................      1,814,525
   1,000,000 Kalamazoo Hospital Finance Authority, Refunding &
             Improvement, Bronson Methodist Hospital, 5.25%,
             5/15/05 (Insured by MBIA)..........................      1,008,750
   1,295,000 Kenowa Hills Public Schools, GO, 5.50%, 5/1/05.....      1,328,994
     500,000 Kent County Airport Facility, Kent County
             International Airport, (AMT), 5.25%, 1/1/04........        505,000
     645,000 Kent County Airport Facility, Kent County
             International Airport, (AMT), 4.30%, 1/1/05
             (Insured by MBIA)..................................        616,781

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $   505,000 Kent County Airport Facility, Kent County
             International Airport, (AMT), 5.30%, 1/1/05........   $    511,313
   1,150,000 Kent Hospital Finance Authority, Butterworth
             Hospital, 4.90%, 1/15/05...........................      1,132,750
   2,000,000 Lake Orion Community School District, GO, 6.20%,
             5/1/04 (Insured by AMBAC)..........................      2,097,500
   1,326,134 Michigan Department of State Police Lease, 4.95%,
             3/10/02............................................      1,311,215
   1,265,000 Michigan Higher Education Facility Authority --
              Thomas M. Cooley Law School, 4.75%, 5/1/07, (LOC:
             National City).....................................      1,208,075
   2,525,000 Michigan Higher Education Student Loan Authority
             Revenue, (AMT), 5.00%, 3/1/07, (Insured by AMBAC)..      2,480,812
   1,020,000 Michigan Municipal Bond Authority, Local Government
             Loan Program, Qualified School, 6.35%, 5/15/01.....      1,037,371
   1,000,000 Michigan Municipal Bond Authority, Pooled Projects,
             Series B, 5.10%, 10/1/04...........................      1,011,250
     750,000 Michigan Public Power Agency, Belle River Project,
             Series A, 5.70%, 1/1/03............................        765,000
   1,000,000 Michigan State Building Authority, Series I, 4.25%,
             10/15/05...........................................        961,250
   1,000,000 Michigan State Building Authority, Series II,
             6.10%, 10/1/01.....................................      1,018,750
   3,000,000 Michigan State Comprehensive Transportation, Series
             B, 5.63%, 5/15/03, Callable 5/15/02 @ 102..........      3,067,499
   1,855,000 Michigan State Hospital Finance Authority, Bay
             Medical Center, Series A, 5.38%, 7/1/06 (Insured by
             FSA)...............................................      1,880,506
   1,940,000 Michigan State Hospital Finance Authority,
             Daughters of Charity National Health System, 4.80%,
             11/1/17, Prerefunded 11/1/04 @ 100.................      1,932,725
   2,000,000 Michigan State Hospital Finance Authority, McLaren
             Obligated Group, Series A, 5.75%, 10/15/03.........      2,025,000
     370,000 Michigan State Hospital Finance Authority, Memorial
             Healthcare Center, 4.40%, 11/15/01.................        362,600
   1,500,000 Michigan State Hospital Finance Authority, Mercy
             Health Services, Series S, 6.00%, 8/15/06..........      1,543,125
   1,000,000 Michigan State Hospital Finance Authority, Sisters
             of Mercy Health Corp. Bond 1993, Series F, 4.60%,
             8/15/02 (Insured by MBIA)..........................        996,250
   1,000,000 Michigan State Hospital Finance Authority, St. John
             Hospital & Medical Center, 5.00%, 5/15/05 (Insured
             by AMBAC)..........................................      1,008,750
   2,680,000 Michigan State Housing Development Authority,
             Rental Housing Revenue, Series A, (AMT), 5.25%,
             10/1/01 (Insured by MBIA)..........................      2,690,049

  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $   500,000 Michigan State Strategic Fund, Dow Chemical Co.,
             4.55%*, 7/3/00......................................   $    500,000
     700,000 Michigan State Strategic Fund, Glastender, Inc.,
             4.95%*, 7/5/00, (LOC: Bank One).....................        700,000
   3,270,000 Michigan State Underground Storage, Tank Financial
             Assurance Authority, Series I, 6.00%, 5/1/06
             (Insured by AMBAC)..................................      3,441,674
     505,000 Michigan Strategic Fund, Clark Retirement Community
             Project, 4.50%, 6/1/03..............................        488,588
     520,000 Michigan Strategic Fund, Clark Retirement Community
             Project, 4.60% 6/1/04...............................        490,100
     610,000 Michigan Strategic Fund, Clark Retirement Community
             Project, 4.85%, 6/1/07..............................        555,100
     615,000 Michigan Strategic Fund, Hope Network Project,
             Series B, 4.75%, 9/1/07, (LOC: First of America)....        581,944
   1,400,000 Midland County Economic Development, Dow Chemical
             Co., Series A, (AMT), 4.60%*, 7/3/00................      1,400,000
   1,000,000 Mount Clemens Community School District, GO, 6.60%,
             5/1/20, Prerefunded 5/1/02 @ 102 (Insured by MBIA)..      1,052,500
     335,000 Muskegon Heights Michigan Water System, 5.25%,
             11/1/06, (Insured by MBIA)..........................        340,444
     355,000 Muskegon Heights Michigan Water System, 5.25%,
             11/1/07, (Insured by MBIA)..........................        360,325
   1,305,000 Oakland County Economic Development Corp., Boardwalk
             Shopping Center, 4.38%, 1/1/09, Mandatory Put,
             7/1/03 @ 100, (LOC: Banc One).......................      1,305,000
   1,000,000 Oakland County Economic Development Corp., Sugartree
             Shopping Center, 4.38%, 1/1/14, Mandatory Put,
             7/1/03 @ 100, (LOC: Banc One).......................      1,000,000
   2,000,000 Oakland County Michigan Development Corp, 6.38%,
             11/1/14, Prerefunded 11/1/04 @100...................      2,119,999
   1,000,000 Oakland Washtenaw County Community College, 6.65%,
             5/1/11, Prerefunded 5/1/02 @ 102....................      1,052,500
     100,000 Ottawa County Michigan Sewage Disposal, 4.30%,
             6/1/06..............................................         95,375
     735,000 Reeths-Puffer Schools, GO, 6.75%, 5/1/01 (Insured by
             FGIC)...............................................        749,288
     750,000 Reeths-Puffer Schools, GO, 6.25%, 5/1/02 (Insured by
             FGIC)...............................................        770,625
   1,000,000 Rochester Michigan Community School District, 4.80%,
             5/1/02, Q-SBLF......................................      1,002,500
   4,000,000 University of Michigan University Revenue, Series A,
             4.55%*, 7/3/00......................................      3,999,999
   2,035,000 Walled Lake Consolidated School District, GO, 4.70%,
             5/1/01..............................................      2,041,370
   2,235,000 Walled Lake Consolidated School District, GO, 4.80%,
             5/1/02..............................................      2,240,587

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 1,025,000 Washtenaw Community College, GO, 4.70%, 4/1/03
             (Insured by FGIC)..................................   $  1,023,719
   1,000,000 Wyandotte Electric Revenue, 6.20%, 10/1/03 (Insured
             by MBIA)...........................................      1,043,750
                                                                   ------------
             Total Municipal Bonds..............................     96,150,922
                                                                   ------------
 INVESTMENT COMPANIES (0.6%):
      12,274 Dreyfus Tax Exempt Money Market Fund...............         12,274
     571,996 Federated Tax Exempt Money Market Fund.............        571,995
                                                                   ------------
             Total Investment Companies.........................        584,269
                                                                   ------------
 Total Investments (Cost $96,729,419) (a) -- 101.3%..............    96,735,191
 Liabilities in excess of other assets -- (1.3)%.................   (1,282,617)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $ 95,452,574
                                                                   ============

-------
Percentages indicated are based on net assets of $95,452,574.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................... $ 726,826
   Unrealized depreciation...........................................  (721,054)
                                                                      ---------
   Net unrealized appreciation....................................... $   5,772
                                                                      =========

 * Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

  Principal                        Security
   Amount                         Description                       Market Value
  ---------                       -----------                       ------------

 CERTIFICATES OF DEPOSIT (5.1%):

             Banking (5.1%):
 $ 5,000,000 Bank of New York, 7.22%, 5/1/01.....................   $  5,000,000
   5,000,000 First Union, 6.28%, 7/25/00.........................      5,000,000
   5,000,000 First Union, 6.93%, 10/16/00........................      5,000,000
   5,000,000 First Union, 6.79%, 11/17/00........................      5,000,000
   5,000,000 First Union, 7.11%, 12/27/00........................      5,000,000
   5,000,000 Mellon Bank, 6.50%, 11/13/00........................      5,000,000
   5,000,000 Michigan National Corp, 6.88%, 4/6/01...............      5,002,620
                                                                    ------------
             Total Certificates Of Deposit.......................     35,002,620
                                                                    ------------
 COMMERCIAL PAPER (47.3%):

             Automotive (11.0%):
   5,000,000 Daimler Chrysler, 6.72%, 7/10/00....................      4,991,600
   5,000,000 Daimler Chrysler, 6.81%, 7/12/00....................      4,989,596
   5,000,000 Daimler Chrysler, 5.97%, 7/20/00....................      4,984,246
   5,000,000 Daimler Chrysler, 6.56%, 9/21/00....................      4,925,289
   5,000,000 Daimler Chrysler, 6.28%, 12/5/00....................      4,863,061
  15,000,000 Ford Motor Credit Co., 6.55%, 7/6/00................     14,986,404
   5,000,000 Ford Motor Credit Co., 5.98%, 7/12/00...............      4,990,864
   5,000,000 Ford Motor Credit Co., 6.52%, 7/26/00...............      4,977,361
   5,000,000 General Motors Acceptance Corp., 6.55%, 7/10/00.....      4,991,625
   5,000,000 General Motors Acceptance Corp., 6.61%, 7/17/00.....      4,985,311
   5,000,000 General Motors Acceptance Corp., 6.67%, 8/29/00.....      4,945,343
   5,000,000 General Motors Acceptance Corp., 6.23%, 9/6/00......      4,942,026
   5,000,000 General Motors Acceptance Corp., 6.58%, 9/14/00.....      4,931,458
                                                                    ------------
                                                                      74,504,184
                                                                    ------------

             Banking (2.3%):
   5,000,000 Dresdner Bank, 6.54%, 8/7/00........................      4,966,391
   5,000,000 Dresdner Bank, 6.67%, 9/1/00........................      4,942,564
   5,000,000 First Union Corp., 6.04%, 9/12/00...................      4,938,761
   1,000,000 Mellon Bank Corp., 6.26%, 10/6/00...................        983,133
                                                                    ------------
                                                                      15,830,849
                                                                    ------------

             Chemicals -- Diversified (1.3%):
   9,000,000 Dow Chemical, 6.90%, 7/3/00.........................      8,996,550
                                                                    ------------

             Finance (4.2%):
   8,000,000 General Electric Capital Corp., 6.60%, 7/12/00......      7,983,867
   5,000,000 General Electric Capital Corp., 6.70%, 7/17/00......      4,985,111
   5,000,000 General Electric Capital Corp., 6.09%, 10/13/00.....      4,912,033
   5,000,000 General Electric Capital Corp., 6.06%, 11/3/00......      4,894,792
   6,000,000 General Electric Capital Corp., 6.18%, 12/18/00.....      5,824,900
                                                                    ------------
                                                                      28,600,703
                                                                    ------------
             Food -- Canned (2.9%):
   5,000,000 H.J. Heinz Co., 6.51%, 7/5/00.......................      4,996,383

  Principal                        Security
   Amount                         Description                       Market Value
  ---------                       -----------                       ------------

 COMMERCIAL PAPER (continued)
             Food -- Canned (continued)
 $ 5,000,000 H.J. Heinz Co., 6.58%, 7/24/00......................   $  4,978,981
   5,000,000 H.J. Heinz Co., 6.52%, 7/31/00......................      4,972,833
   5,000,000 H.J. Heinz Co., 6.53%, 8/2/00.......................      4,970,978
                                                                    ------------
                                                                      19,919,175
                                                                    ------------

             Food -- Confectionery (0.7%):
   5,000,000 Nestle Capital Corp., 5.68%, 10/2/00................      4,926,633
                                                                    ------------

             Foreign Banking (8.4%):
   4,000,000 Banque National de Paris, 6.58%,....................      3,939,318
   2,000,000 Commerzbank AG, 6.60%, 8/23/00......................      1,980,567
   4,250,000 Deutsche Bank AG, 6.05%, 8/1/00.....................      4,227,859
   5,000,000 Rabobank Nederland, 6.51%, 7/5/00...................      4,996,383
   4,250,000 Rabobank Nederland, 6.15%, 10/31/00.................      4,161,423
   5,000,000 Toronto Dominion Bank, 5.38%, 7/18/00...............      4,986,046
  20,000,000 UBS Financial Inc., 6.92%, 7/5/00...................     19,984,716
   5,000,000 UBS Financial Inc., 5.81%, 7/10/00..................      4,992,738
   8,000,000 UBS Financial Inc., 5.92%, 8/7/00...................      7,951,324
                                                                    ------------
                                                                      57,220,374
                                                                    ------------

             Industrial Goods & Services (2.5%):
   5,000,000 Dupont, 6.10%, 7/6/00...............................      4,995,764
   5,000,000 Dupont, 6.57%, 7/21/00..............................      4,981,750
   2,000,000 Dupont, 6.50%, 7/28/00..............................      1,990,250
   5,000,000 Dupont, 6.62%, 9/20/00..............................      4,925,525
                                                                    ------------
                                                                      16,893,289
                                                                    ------------

             Medical -- Drugs (6.1%):
   7,640,000 Merck & Co. Inc., 6.85%, 7/6/00.....................      7,632,731
  10,000,000 Merck & Co. Inc., 6.80%, 7/7/00.....................      9,988,666
   4,250,000 Schering-Plough Corp., 6.11%, 7/12/00...............      4,242,065
   5,000,000 Schering-Plough Corp., 6.58%, 8/29/00...............      4,946,081
   5,000,000 Schering-Plough Corp., 6.19%, 9/6/00................      4,942,399
   5,000,000 Schering-Plough Corp., 6.21%, 9/19/00...............      4,931,000
   5,300,000 Schering-Plough Corp., 5.98%, 7/25/00...............      5,278,871
                                                                    ------------
                                                                      41,961,813
                                                                    ------------

             Multi-Media (3.6%):
   5,000,000 McGraw Hill, 6.12%, 7/18/00.........................      4,985,550
   5,000,000 McGraw Hill, 6.57%, 7/20/00.........................      4,982,663
   5,000,000 McGraw Hill, 6.69%, 8/2/00..........................      4,970,622
   5,000,000 McGraw Hill, 6.53%, 8/23/00.........................      4,951,932
   5,000,000 McGraw Hill, 6.57%, 9/21/00.........................      4,925,175
                                                                    ------------
                                                                      24,815,942
                                                                    ------------

             Publishing -- Newspapers (0.7%):
   5,000,000 Gannett, Co., 6.48%, 7/13/00........................      4,989,200
                                                                    ------------

             Utilities -- Telephone (3.6%):
   5,000,000 BellSouth Corp., 6.27%, 7/11/00.....................      4,991,291
   5,000,000 BellSouth Corp., 6.53%, 7/13/00.....................      4,989,117
   5,000,000 BellSouth Corp., 6.50%, 7/19/00.....................      4,983,750
   5,000,000 BellSouth Corp., 6.60%, 8/11/00.....................      4,962,417
   5,000,000 BellSouth Corp., 6.54%, 8/23/00.....................      4,951,858
                                                                    ------------
                                                                      24,878,433
                                                                    ------------
             Total Commercial Paper..............................    323,537,145
                                                                    ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 CORPORATE NOTES & BONDS (10.3%):

             Automotive (0.7%):
 $ 4,500,000 Daimler Chrysler, 5.88%, 2/7/01....................   $  4,479,663
                                                                   ------------

             Banking & Finance (0.7%):
   5,000,000 Bayerische Landesbank -- NY, 6.38%, 8/31/00........      4,998,915
                                                                   ------------

             Building -- Residential/Commercial (0.6%):
   1,000,000 PZT Development, 6.69%*, 4/5/00, (LOC: Fifth Third
             Bank)..............................................      1,000,000
   2,850,000 Zanetos Partnership Project,
             6.76%*, 7/5/00, (LOC: National City Bank)..........      2,850,000
                                                                   ------------
                                                                      3,850,000
                                                                   ------------

             Electrical & Electronic (1.5%):
  10,170,000 Aerovox Inc., 6.85%*, 7/5/00, (LOC: Keybank).......     10,170,000
                                                                   ------------

             Finance (0.7%):
   5,000,000 MBE Investment Co., 6.85%*, 7/5/00, (LOC: National
             Australia Bank)....................................      5,000,000
                                                                   ------------

             Hotels & Lodging (0.3%):
   2,250,000 Central Michigan Inns, 6.72%*, 7/5/00, (LOC:
             Michigan National Bank)............................      2,250,000
                                                                   ------------

             Machinery -- Construction/Mining (0.3%):
   2,200,000 Concord Group Ltd., 6.76%*, 7/5/00, (LOC: National
             City Bank).........................................      2,200,000
                                                                   ------------

             Manufacturing industries, n.e.c. (1.9%):
   1,375,000 FRW Ltd., 6.85%*, 7/5/00, (LOC: Keybank)...........      1,375,000
   8,155,000 Jackson 2000, 6.85%*, 7/5/00, (LOC: Keybank).......      8,155,000
   2,710,000 Moose River Lumber, 6.85%*, 7/5/00, (LOC:
             Keybank)...........................................      2,710,000
                                                                   ------------
                                                                     12,240,000
                                                                   ------------

             Paints & Related Products (0.6%):
   4,000,000 PCI Paper Conversions Inc., 6.85%*, 7/5/00, (LOC:
             Keybank)...........................................      4,000,000
                                                                   ------------

             Publishing -- Newspapers (0.2%):
   1,675,000 Thompson Newspapers, Inc., 6.85%*, 7/5/00, (LOC:
             Keybank)...........................................      1,675,000
                                                                   ------------

             Real Estate (0.4%):
   2,420,000 Bayloff Properties L.L.C., 6.76%*, 7/5/00, (LOC:
             National City Bank)................................      2,420,000
                                                                   ------------

             Steel -- Producers (0.9%):
   6,000,000 Bing Steel Mgmt, Inc., 6.77%*, 7/6/00, (LOC:
             Michigan National Bank)............................      6,000,000
                                                                   ------------
             Tools -- Hand Held (1.1%):
   7,800,000 SGS Tool Co., 6.76%*, 7/6/00, (LOC: Bank One)......      7,800,000
                                                                   ------------

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 CORPORATE NOTES & BONDS (continued):

             Utilities -- Waste Disposal (0.4%):
 $ 3,000,000 Texas Disposal Systems, 6.73%*, 7/5/00, (LOC: Bank
             of America)........................................   $  3,000,000
                                                                   ------------
             Total Corporate Notes & Bonds......................     70,083,578
                                                                   ------------
 DEMAND NOTES (22.9%):
             Finance (5.7%):
   5,853,000 Capital One Funding Corp.,
             6.70%*, 7/6/00, (LOC: Bank One)....................      5,853,000
   1,564,000 Capital One Funding Corp.,
             6.70%*, 7/6/00, (LOC: Bank One)....................      1,564,000
   1,600,000 Capital One Funding Corp.,
             6.70%*, 7/6/00, (LOC: Bank One)....................      1,600,000
   6,344,000 Capital One Funding Corp.,
             6.70%*, 7/6/00, (LOC: Bank One)....................      6,344,000
   1,328,000 Capital One Funding Corp.,
             6.70%*, 7/6/00, (LOC: Bank One)....................      1,328,000
   4,145,000 Labelle Capital Funding L.L.C.,
             6.74%*, 7/6/00 (LOC: National City Bank)...........      4,145,000
   3,740,000 Macroe Properties, Inc., 6.77%*, 7/6/00 (LOC:
             Huntington Bank)...................................      3,740,000
   9,210,000 PRD Finance L.L.C., 6.73%*, 7/6/00 (LOC: National
             City Bank).........................................      9,210,000
   5,000,000 Sheperd Capital L.L.C., 6.77%*, 7/6/00 (LOC:
             Comerica Bank).....................................      5,000,000
                                                                   ------------
                                                                     38,784,000
                                                                   ------------

             Health Care (4.1%):
   3,930,000 Adena Health System, 6.85%*, 7/5/00, (LOC: Fifth
             Third Bank)........................................      3,930,000
   8,000,000 American Healthcare Funding L.L.C., 6.70%*, 7/6/00,
             (LOC: ABN/AMRO)....................................      8,000,000
   3,750,000 Excel Health Services, Inc., 6.85%*, 7/6/00, (LOC:
             Fifth Third Bank)..................................      3,750,000
   3,250,000 Idaho Associates L.L.C., 6.70%*, 7/6/00 (LOC:
             ABN/AMRO)..........................................      3,250,000
   2,420,000 Reynolds Road Fitness Center, Inc.,
             6.69%*, 7/6/00 (LOC: Fifth Third Bank).............      2,420,000
   5,085,000 Reynolds Road Fitness Center, Inc.,
             6.69%*, 7/6/00 (LOC: Fifth Third Bank).............      5,085,000
   1,725,000 Riverview Medical Office Building,
             6.76%*, 7/6/00 (LOC: National City Bank)...........      1,725,000
                                                                   ------------
                                                                     28,160,000
                                                                   ------------

             Manufacturing -- Capital Goods (2.9%):
   8,420,000 Buckeye Corrugated, Inc., 6.85%*, 7/5/00 (LOC:
             Keybank)...........................................      8,420,000
   3,100,000 City of Cloquet, Minnesota Taxable Industrial Bond,
             6.70%*, 7/5/00 (LOC: Wachovia), Series 1996B.......      3,100,000
   4,260,000 Jackson Tube Service, Inc., 6.85%*, 7/6/00, (LOC:
             Fifth Third Bank)..................................      4,260,000
   1,425,000 Laird's Auto Glass & Trim, Inc., 6.76%*, 7/6/00
             (LOC: National Australia Bank).....................      1,425,000
   2,290,000 White Mountain Imaging, 6.85%*, 7/5/00 (LOC:
             Keybank)...........................................      2,290,000
                                                                   ------------
                                                                     19,495,000
                                                                   ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

  Principal                     Security
   Amount                      Description                    Market Value
  ---------                    -----------                    ------------

 DEMAND NOTES (continued)

             Real Estate (8.3%):
 $ 3,915,000 Chesterwood Village Realty,
             6.69%*, 7/6/00 (LOC: Fifth Third Bank)........   $   3,915,000
   6,290,000 GTB Properties L.L.C., 6.77%*, 7/5/00 (LOC:
             National Australia Bank)......................       6,290,000
   6,060,000 Harry W. Albright, Jr., 6.77%*, 7/6/00, (LOC:
             National Australia Bank)......................       6,060,000
   3,300,000 HWP Co., Ltd. Project, 6.76%*, 7/6/00 (LOC:
             National City Bank Cleveland, Ohio)...........       3,300,000
   2,000,000 JW Harris Co., Inc., 6.69%*, 7/6/00 (LOC:
             Fifth Third Bank).............................       2,000,000
  11,650,000 Pittsburgh Technical Institute,
             6.76%*, 7/5/00 (LOC: National City Bank)......      11,650,000
   2,535,000 Rumpf Development Ltd.,
             6.85%*, 7/5/00 (LOC: Keybank).................       2,535,000
  14,000,000 Sharonsville Realty Enterprises,
             6.70%*, 7/6/00, (LOC: Bank One)...............      14,000,000
   2,500,000 Town of Caledonia, Wisconsin,
             6.70%*, 7/5/00 (LOC: Banc One Capital)........       2,500,000
   4,875,000 Zeigler Realty L.L.C, 6.77%*, 7/6/00 (LOC:
             Natioan City Bank)............................       4,875,000
                                                              -------------
                                                                 57,125,000
                                                              -------------

             Retail -- General Merchandise (0.7%):
   4,500,000 Royal Town Center L.L.C. Project,
             6.85%*, 7/5/00 (LOC: Comerica Bank)...........       4,500,000
                                                              -------------

             Services (1.2%):
   8,100,000 Mr. K Enterprises, 6.77%*, 7/5/00, (LOC:
             National Australia Bank)......................       8,100,000
                                                              -------------
             Total Demand Notes............................     156,164,000
                                                              -------------

 MUNICIPAL BOND -- TAXABLE (1.8%):
             Health Care (1.2%):
   8,070,000 Lee County FL Industrial Development, Series
             B, 6.69%*, 7/6/00, (LOC: Fifth-Third Bank)....       8,070,000
                                                              -------------

             Manufacturing -- Consumer Goods (0.6%):
   4,000,000 Polk County FL, 6.73%*, 7/6/00, (LOC: Bank of
             America)......................................       4,000,000
                                                              -------------
             Total Municipal Bond -- Taxable...............      12,070,000
                                                              -------------

 MUNICIPAL BONDS (2.6%):
             Airports Flying Fields & Airport Terminal Services (0.4%):
   3,000,000 Atlanta Georgia Airport,
             5.50%*, 10/3/00...............................       2,991,642
                                                              -------------

             Facilities Support Services (0.2%):
   1,500,000 Approach Partnership NY, 6.85%*, 7/5/00, (LOC:
             Keybank)......................................       1,500,000
                                                              -------------

             Medical -- Hospital (0.5%):
   1,775,000 CFA Medical Center, 6.85%*, 7/5/00, (LOC:
             Keybank)......................................       1,775,000

  Shares or
  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 MUNICIPAL BONDS (continued)
             Medical -- Hospital (continued)
 $ 1,910,000 Genesee Memorial Hospital,
             6.85%*, 7/5/00.....................................   $  1,910,000
                                                                   ------------
                                                                      3,685,000
                                                                   ------------

             Urban and Community Development (1.5%):
   2,040,000 Indianapolis IN, Economic Development, 6.85%*,
             7/5/00, (LOC: Keybank).............................      2,040,000
   2,000,000 Michigan State Strategic Fund Carpenter Ltd.,
             6.70%*, 7/5/00, *(LOC: ABN/AMRO)...................      2,000,000
   1,650,000 Michigan State Strategic Fund Waterland, 6.77%*,
             7/5/00, (LOC: Michigan National Bank)..............      1,650,000
   4,175,000 Oswego County NY Development Agency, 6.85%*,
             7/6/00, (LOC: Keybank).............................      4,175,000
                                                                   ------------
                                                                      9,865,000
                                                                   ------------
             Total Municipal Bonds..............................     18,041,642
                                                                   ------------
 YANKEE CERTIFICATES OF DEPOSIT (7.0%):
             Foreign Banking (7.0%):
   4,250,000 Bank of Nova Scotia, 6.11%, 7/5/00.................      4,250,000
   5,000,000 Bank of Nova Scotia, 6.71%, 2/22/01................      4,998,849
   4,250,000 Bayerische Hypo-Und Verensbank AG, 6.77%, 2/22/01..      4,250,844
   5,000,000 Bayerische Landesbank GZ,
             5.82%, 8/3/00......................................      4,999,849
   5,000,000 Bayerische Landesbank GZ,
             6.68%, 3/7/01......................................      4,997,371
   5,000,000 Commerzbank AG, 6.76%, 3/27/01, Ycd................      4,996,189
   4,250,000 Credit Suisse, 5.72%, 7/3/00.......................      4,249,859
   5,000,000 Robobank Nederland, 6.18%, 8/1/00..................      4,999,587
   5,000,000 Robobank Nederland, 7.12%, 6/26/01.................      5,000,000
   5,000,000 Societe Generale, 6.56%, 1/16/01...................      4,985,323
                                                                   ------------
             Total Yankee Certificates of Deposit...............     47,727,871
                                                                   ------------
 INVESTMENT COMPANIES (3.6%):
   1,561,414 Dreyfus Cash Management Money Market Fund..........      1,561,414
  23,055,537 Federated Prime Value Obligations Money Market
             Fund...............................................     23,055,537
                                                                   ------------
             Total Investment Companies.........................     24,616,951
                                                                   ------------
 Total Investments (Cost $687,243,807) (a) -- 100.6%.............   687,243,807
 Liabilities in excess of other assets -- (0.6)%.................   (4,117,078)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $683,126,729
                                                                   ============

-------
Percentages indicated are based on net assets of $683,126,729.
(a)  Cost for federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
AG -- Aktiengesellschaft (German Stock Company)
LOC -- Letter of Credit
PLC -- Public Limited Company

                       See Notes to Financial Statements.

                                  Government Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                        Security
   Amount                         Description                       Market Value
  ---------                       -----------                       ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (88.2%):

             Fannie Mae (37.6%):
 $ 5,000,000 5.79%**, 7/7/00.....................................   $  4,995,408
   5,000,000 5.97%**, 7/13/00....................................      4,990,333
   5,000,000 6.17%**, 7/20/00....................................      4,983,942
   5,000,000 6.05%**, 7/27/00....................................      4,978,767
  10,000,000 6.06%**, 8/3/00.....................................      9,943,168
   5,000,000 6.08%**, 8/10/00....................................      4,967,111
   5,000,000 6.13%**, 8/31/00....................................      4,949,590
   5,000,000 6.57%**, 9/7/00.....................................      4,938,989
   5,000,000 6.23%**, 9/8/00.....................................      4,942,021
   5,000,000 6.55%**, 9/14/00....................................      4,932,917
   5,000,000 6.25%**, 9/21/00....................................      4,930,983
   5,000,000 6.34%**, 10/5/00....................................      4,918,133
   5,000,000 6.34%**, 10/12/00...................................      4,912,092
   7,254,000 6.37%**, 10/19/00...................................      7,116,553
   5,000,000 6.77%**, 10/26/00...................................      4,892,913
   5,000,000 6.86%**, 11/22/00...................................      4,867,400
   5,000,000 6.89%**, 11/30/00...................................      4,859,400
   4,000,000 6.95%**, 1/16/01....................................      3,966,898
   5,000,000 6.38%**, 2/2/01.....................................      4,998,997
                                                                    ------------
                                                                     100,085,615
                                                                    ------------

             Federal Farm Credit Bank (1.9%):
   5,000,000 6.05%, 7/3/00.......................................      5,000,000
                                                                    ------------

             Federal Home Loan Bank (20.4%):
   5,000,000 6.48%**, 7/3/00.....................................      4,998,200
   5,000,000 6.53%**, 7/5/00.....................................      4,996,378
   5,000,000 6.47%**, 7/6/00.....................................      4,995,514
   5,000,000 6.43%**, 7/14/00....................................      4,988,444
   5,000,000 6.47%**, 7/19/00....................................      4,983,875
   5,000,000 6.50%**, 8/25/00....................................      4,950,958
   5,000,000 6.29%**, 8/30/00....................................      4,948,917
   5,000,000 6.59%**, 9/15/00....................................      4,931,494
   5,000,000 6.33%**, 9/27/00....................................      4,925,078
   5,000,000 6.14%*, 7/5/00......................................      5,000,282
   5,000,000 6.71%**, 12/22/00...................................      4,843,158
                                                                    ------------
                                                                      54,562,298
                                                                    ------------

             Freddie Mac (28.3%):
  20,000,000 6.57%**, 7/3/00.....................................     19,992,700
  10,715,000 6.46%**, 7/5/00.....................................     10,707,365
   5,000,000 6.47%**, 7/11/00....................................      4,991,028
   5,000,000 6.15%**, 7/13/00....................................      4,989,900
  10,000,000 6.50%**, 7/18/00....................................      9,969,530
   5,000,000 6.52%**, 7/25/00....................................      4,978,500
   5,000,000 6.11%**, 8/1/00.....................................      4,974,317
   5,160,000 6.48%**, 8/10/00....................................      5,123,192
   5,000,000 6.11%**, 8/17/00....................................      4,961,258
   5,000,000 6.58%**, 9/21/00....................................      4,926,257
                                                                    ------------
                                                                      75,614,047
                                                                    ------------
             Total U.S. Government Agency Obligations............    235,261,960
                                                                    ------------

  Shares or
  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 REPURCHASE AGREEMENTS (9.7%):
             Repurchase Agreement (9.7%):
 $26,000,000 Morgan Stanley & Co. Inc., 6.70%, dated 6/30/00, due 7/3/00 with a maturity value of $26,014,517
             (Collateralized by $26,000,000 Freddie Mac, 5.00%,
             1/15/04, market value of $27,670,000)..............   $ 26,000,000
                                                                   ------------
             Total Repurchase Agreements........................     26,000,000
                                                                   ------------
 INVESTMENT COMPANIES (2.5%):
   6,772,276 Federated Treasury Money Market....................      6,772,276
                                                                   ------------
             Total Investment Companies.........................      6,772,276
                                                                   ------------
 Total Investments (Cost $268,034,236) (a) -- 100.4%.............   268,034,236
 Liabilities in excess of other assets -- (0.4)%.................     (976,518)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $267,057,718
                                                                   ============

-------
Percentages indicated are based on net assets of $267,057,718.
(a) Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
**  Effective yield at purchase.

                       See Notes to Financial Statements.

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2000 (Unaudited)

  Principal                        Security
   Amount                         Description                       Market Value
  ---------                       -----------                       ------------

 MUNICIPAL BONDS (86.5%):
             Michigan (81.2%):
 $ 3,000,000 City of Dearborn Economic Development Corp., Henry
             Ford Village, 4.95%*, 7/6/00, (LOC: Comerica Bank)..   $  3,000,000
     870,000 Clinton Township Economic Development Corp., Pointe
             Village Square, (AMT), 4.35%*, 8/1/00, (LOC:
             National City)......................................        870,000
     500,000 Detroit Michigan Water Supply System, 6.80%, 7/1/00,
             (Insured by FGIC)...................................        500,000
   1,000,000 Detroit Michigan Water Supply System, Series A,
             5.00%, 7/1/00.......................................      1,000,000
   2,675,000 Detroit Michigan, GO, 8.00%, 4/1/11, Prerefunded
             4/1/01 @102.........................................      2,799,092
     525,000 Farmington Hills Michigan Education, Marketing
             Displays, (AMT), 4.40%*, 9/1/00, (LOC: Comerica
             Bank)...............................................        525,000
     330,000 Farmington Hills, Economic Development Corp.,
             Brookfield, 5.05%*, 7/6/00, (LOC: Comerica Bank)....        330,000
   3,000,000 Genesee County Economic Development Corp., Rawcar
             Group, (AMT), 4.90%*, 7/6/00, (LOC: National City)..      3,000,000
   7,000,000 Genesee County Economic Development Corp., Rue
             Properties, (AMT), 4.90%*, 7/6/00, (LOC:
             Nationsbank)........................................      7,000,000
     520,000 Grand Rapids Michigan, 4.00%, 10/1/00...............        520,000
   5,300,000 Grand Rapids Michigan Industrial Development, Rowe,
             4.75%*, 7/5/00, (LOC: Chase Manhattan Bank).........      5,300,000
   2,500,000 Jackson Michigan Public Schools State Aid Notes,
             5.00%, 7/3/01, (LOC: Comerica Bank).................      2,509,550
     800,000 Kent County Michigan Board of County Road, 4.25%,
             8/1/00..............................................        800,558
     565,000 Lansing Michigan Economic Development Corp., LGH
             Office Building, (AMT), 4.00%*, 12/1/00, (LOC:
             Comerica Bank)......................................        565,000
   1,675,000 Leelanau County Economic Development Corp., American
             Mutual Insurance Co., 5.00%*, 12/15/00, (LOC:
             National City)......................................      1,675,000
   3,720,000 Lenawee County Economic Development Corp., Rima
             Manufacturing, Co. Project, (AMT), 4.95%*, 7/5/00,
             (LOC: Keybank)......................................      3,720,000
     335,000 Livonia County Economic Development Corp., American
             Community Mutual Insurance Co., 4.50%*, 11/15/00,
             (LOC: National City)................................        335,000
   1,300,000 Marquette County Economic Development Corp., Pioneer
             Labs, Inc., (AMT), 4.87%*, 7/5/00, (LOC: Banc One)..      1,300,000
   1,800,000 Meridian Michigan Economic Development Corp., Hannah
             Technology, 4.50%*, 7/14/00, (LOC: Comerica Bank)...      1,800,000
   2,000,000 Michigan Hospital Financial Authority, Royal Oak
             William Beaumont Hospital, 6.75%, 1/1/11,
             Prerefunded 1/1/01 @ 102............................      2,065,512

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 5,000,000 Michigan Muni Bond Authority, Series B-1, 4.25%,
             8/25/00............................................   $  5,004,709
   5,000,000 Michigan Municipal Bond Authority, 4.25%, 8/25/00,
             (LOC: Morgan Guaranty Trust).......................      5,004,927
   1,000,000 Michigan Municipal Bond Authority, 5.00%, 7/2/01,
             (LOC: JP Morgan)...................................      1,006,210
   3,000,000 Michigan Municipal Bond Authority , Series A-1,
             4.75%, 4/26/01.....................................      3,011,779
     435,000 Michigan Municipal Bond Authority, Series A-1,
             4.45%, 5/1/01......................................        435,000
   2,000,000 Michigan State Building Authority, 5.00%, 10/1/00,
             (Insured by Ambac).................................      2,005,607
     875,000 Michigan State Building Authority, 6.00%, 10/1/00..        878,696
   2,000,000 Michigan State Hospital Financial Authority, Mount
             Clemons, 4.95%*, 7/6/00, (LOC: Comerica)...........      2,000,000
   2,120,000 Michigan State Hospital Financial Authority,
             Sisters of Mercy, 7.00%, 2/15/21, Prerefunded
             2/15/01 @ 102......................................      2,196,472
   3,000,000 Michigan State Housing Development Authority,
             Canton Club East, (AMT), 4.85%*, 7/5/00, (LOC:
             Keybank)...........................................      3,000,000
   1,000,000 Michigan State Housing Development Authority,
             Rental Housing Revenue, (AMT), 5.15%, 10/1/00,
             (Insured by MBIA)..................................      1,002,617
   1,395,000 Michigan State Strategic Fund, Advanced Tooling,
             (AMT), 4.80%*, 7/6/00, (LOC: Banc One).............      1,395,000
   2,215,000 Michigan State Strategic Fund, Atmosphere
             Annealing, (AMT), 4.95%*, 7/6/00, (LOC: National
             City)..............................................      2,215,000
   1,400,000 Michigan State Strategic Fund, B & C Leasing,
             (AMT), 4.90%*, 7/6/00, (LOC: Bank of America)......      1,400,000
   1,160,000 Michigan State Strategic Fund, B.K. Hardwoods,
             (AMT), 4.80%*, 7/6/00, (LOC: Huntington Bank)......      1,160,000
   3,570,000 Michigan State Strategic Fund, Banks Hardwoods,
             Inc., (AMT), 4.95%*, 7/6/00, (LOC: Bank One).......      3,570,000
     800,000 Michigan State Strategic Fund, Baron Drawn Steel,
             (AMT), 4.95%*, 7/6/00, (LOC: National City)........        800,000
   2,680,000 Michigan State Strategic Fund, Biewer of Lansing,
             (AMT), 4.95%*, 7/6/00, (LOC: National Australia)...      2,680,000
   3,000,000 Michigan State Strategic Fund, Biff, Inc., (AMT),
             4.87%*, 7/5/00, (LOC: National Australia)..........      3,000,000
   3,600,000 Michigan State Strategic Fund, Brazing Concepts
             Co., (AMT), 4.95%*, 7/5/00, (LOC: Banc One)........      3,600,000
   1,050,000 Michigan State Strategic Fund, C-1, (AMT), 5.07%*,
             7/5/00, (LOC: Comerica Bank).......................      1,050,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 1,000,000 Michigan State Strategic Fund, C-Tec, Inc., (AMT),
             4.90%*, 7/5/00, (LOC: SunTrust Bank)...............   $  1,000,000
   2,500,000 Michigan State Strategic Fund, Cincinnati Milacron,
             (AMT), 4.85%*, 7/6/00, (LOC: PNC Bank).............      2,500,000
   2,275,000 Michigan State Strategic Fund, Cyberplast, (AMT),
             4.85%*, 7/5/00, (LOC: Banc One)....................      2,275,000
     885,000 Michigan State Strategic Fund, Dickinson Press,
             Inc., (AMT), 4.80%*, 7/6/00, (LOC: Huntington
             Bank)..............................................        885,000
   2,200,000 Michigan State Strategic Fund, Dixie Cut Stone,
             (AMT), 4.87%*, 7/5/00, (LOC: National Australia)...      2,200,000
   2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
             (AMT), 4.95%*, 7/5/00, (LOC: Dresdner Bank)........      2,500,000
   2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
             Series B, (AMT), 4.50%*, 10/1/00, (LOC: Dresdner
             Bank)..............................................      2,500,000
   3,800,000 Michigan State Strategic Fund, Dow Chemical Co.,
             4.75%*, 7/3/00.....................................      3,800,000
     200,000 Michigan State Strategic Fund, Dow Chemical Co.,
             (AMT), 4.60%*, 7/3/00..............................        200,000
   2,850,000 Michigan State Strategic Fund, E & L Meat, (AMT),
             4.87%*, 7/5/00, (LOC: National Australia)..........      2,850,000
   1,065,000 Michigan State Strategic Fund, Environmental Powder
             Co., (AMT), 4.80%*, 7/6/00, (LOC: National
             Australia).........................................      1,065,000
   1,000,000 Michigan State Strategic Fund, Equad, (AMT),
             4.95%*, 7/6/00, (LOC: National City)...............      1,000,000
   1,375,000 Michigan State Strategic Fund, Fastco Industries,
             (AMT), 4.80%, 7/6/00, (LOC: Firstar Bank)..........      1,375,000
   1,000,000 Michigan State Strategic Fund, Frederick Wolfgang,
             (AMT), 4.80%*, 7/6/00, (LOC: Firstar Bank).........      1,000,000
   1,300,000 Michigan State Strategic Fund, Gollin Block &
             Supply Co., (AMT), 4.87%*, 7/5/00, (LOC: Northern
             Trust).............................................      1,299,990
   1,510,000 Michigan State Strategic Fund, Hamilton Industrial
             Products, Inc., (AMT), 4.80%*, 7/6/00, (LOC:
             National Australia)................................      1,510,000
   1,000,000 Michigan State Strategic Fund, Harbor Industries,
             (AMT), 4.87%*, 7/5/00, (LOC: National Australia)...      1,000,000
   1,430,000 Michigan State Strategic Fund, I.V.C. Industrial
             Coatings, Inc., (AMT), 4.95%*, 7/6/00, (LOC: Bank
             One)...............................................      1,430,000
   4,420,000 Michigan State Strategic Fund, JB Laboratories,
             Inc., (AMT), 4.80%*, 7/6/00, (LOC: Huntington
             Bank)..............................................      4,420,000

  Principal                        Security
   Amount                         Description                       Market Value
  ---------                       -----------                       ------------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 3,300,000 Michigan State Strategic Fund, Jedco, Inc., 4.80%*,
             7/6/00, (LOC: Banc One).............................   $  3,300,000
   1,130,000 Michigan State Strategic Fund, John A. Biewer Co.,
             (AMT), 4.95%*, 9/1/00, (LOC: National Australia
             Bank)...............................................      1,130,000
   1,000,000 Michigan State Strategic Fund, K & K Management,
             (AMT), 4.97%*, 7/6/00, (LOC: Huntington Bank).......      1,000,000
     535,000 Michigan State Strategic Fund, Kay Screen Printing,
             (AMT), 5.15%*, 7/6/00, (LOC: Comerica Bank).........        535,000
     505,000 Michigan State Strategic Fund, Kazoo, Inc., (AMT),
             4.50%*, 9/15/00, (LOC: National City)...............        505,000
   3,170,000 Michigan State Strategic Fund, Kerkstra Precast,
             (AMT), 4.80%*, 7/6/00, (LOC: Huntington Bank).......      3,170,000
   1,255,000 Michigan State Strategic Fund, Kerkstra, (AMT),
             4.80%*, 7/6/00, (LOC: Huntington Bank)..............      1,255,000
   1,400,000 Michigan State Strategic Fund, Kumdinger, (AMT),
             4.95%*, 7/5/00, (LOC: Bank One).....................      1,400,000
     555,000 Michigan State Strategic Fund, LRV Enterprises, LLC,
             (AMT), 4.80%*, 7/6/00, (LOC: National City).........        555,000
     200,000 Michigan State Strategic Fund, Martin Luther,
             4.95%*, 7/5/00, (LOC: Banc One).....................        200,000
   3,500,000 Michigan State Strategic Fund, Merrill Group, (AMT),
             4.95%*, 7/6/00, (LOC: National City)................      3,500,000
   1,025,000 Michigan State Strategic Fund, Midbrook Products,
             Inc., (AMT), 4.80%*, 7/6/00, (LOC: Comerica Bank)...      1,025,000
   4,000,000 Michigan State Strategic Fund, Middleville Tool &
             Die, (AMT), 4.95%*, 7/5/00, (LOC: Banc One).........      4,000,000
   1,215,000 Michigan State Strategic Fund, Molmec, Inc., (AMT),
             4.95%*, 7/6/00, (LOC: Comerica Bank)................      1,215,000
   2,895,000 Michigan State Strategic Fund, Nicholas Plastics,
             (AMT), 4.80%*, 7/6/00, (LOC: National City).........      2,895,000
     870,000 Michigan State Strategic Fund, Northern Pure Ice
             Co., (AMT), 4.87%*, 7/5/00, (LOC: National
             Australia)..........................................        870,000
   1,540,000 Michigan State Strategic Fund, Omni Technical
             Services, Inc., (AMT), 4.95%*, 7/6/00, (LOC:
             National City)......................................      1,540,000
     970,000 Michigan State Strategic Fund, Patten Monument,
             (AMT), 4.80%*, 7/6/00, (LOC: Huntington Bank).......        970,000
   3,300,000 Michigan State Strategic Fund, Peckman Vocational
             Industries, 4.72%*, 7/5/00, (LOC: National
             Australia)..........................................      3,300,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

  Principal                        Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 3,500,000 Michigan State Strategic Fund, PFG Enterprises,
             (AMT), 4.97%*, 7/6/00, (LOC: Huntington Bank)......  $  3,500,000
   2,000,000 Michigan State Strategic Fund, Phipps Emmett
             Association, (AMT), 4.87%*, 7/5/00, (LOC: National
             Australia).........................................     2,000,000
     800,000 Michigan State Strategic Fund, Pilot Industries,
             (AMT), 5.06%*, 7/6/00, (LOC: Bank of America)......       800,000
   1,020,000 Michigan State Strategic Fund, Plascore, Inc.,
             4.80%*, 7/6/00, (LOC: Huntington Bank).............     1,020,000
     450,000 Michigan State Strategic Fund, Plascore, Inc.,
             Series B-2, 5.07%*, 7/5/00, (LOC: Comerica Bank)...       450,000
     780,000 Michigan State Strategic Fund, Plascore, Inc.,
             (AMT), 4.80%*, 7/6/00, (LOC: Huntington Bank)......       780,000
   5,000,000 Michigan State Strategic Fund, Proto-Techniques,
             (AMT), 4.95%*, 7/6/00, (LOC: Comerica Bank)........     5,000,000
     585,000 Michigan State Strategic Fund, Pyper Tool, (AMT),
             4.80%*, 7/6/00, (LOC: Huntington Bank).............       585,000
     155,000 Michigan State Strategic Fund, Sarbeth, (AMT),
             5.07%*, 7/5/00, (LOC: Comerica Bank)...............       155,000
   2,170,000 Michigan State Strategic Fund, SFI Acquisition,
             (AMT), 4.95%*, 7/5/00, (LOC: ABN/Amro).............     2,170,000
   4,500,000 Michigan State Strategic Fund, Stegner East
             Investments, LLC, (AMT), 4.95%*, 7/5/00, (LOC:
             Comerica Bank).....................................     4,500,000
     785,000 Michigan State Strategic Fund, Stephenson Land,
             (AMT), 4.80%*, 7/6/00, (LOC: Comerica Bank)........       785,000
   1,880,000 Michigan State Strategic Fund, Sunrise Windows
             Ltd., (AMT), 4.95%*, 7/5/00, (LOC: Keybank)........     1,880,000
   1,000,000 Michigan State Strategic Fund, Thompson Family
             Holdings, (AMT), 4.95%*, 7/6/00, (LOC: National
             City)..............................................     1,000,000
     390,000 Michigan State Strategic Fund, Tom Miller, Inc.,
             (AMT), 4.80%*, 7/6/00, (LOC: First Union)..........       390,000
   1,700,000 Michigan State Strategic Fund, Trio Tool Co.,
             (AMT), 4.87%*, 7/5/00, (LOC: National Australia)...     1,700,000
   1,425,000 Michigan State Strategic Fund, Ultra Tech Printing
             Co., (AMT), 4.80%*, 7/6/00, (LOC: Firstar Bank)....     1,425,000
   1,000,000 Michigan State Strategic Fund, Waterland, (AMT),
             4.37%*, 7/5/00, (LOC: National Australia)..........     1,000,000
   2,490,000 Michigan State Strategic Fund, Wayne Disposal,
             (AMT), 4.85%*, 7/5/00, (LOC: Credit Suisse)........     2,490,000

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $   920,000 Michigan State Strategic Fund, Wright K Technology,
             Inc., Series 1997, (AMT), 4.95%*, 7/6/00, (LOC:
             National City).....................................   $    920,000
     500,000 Michigan State Trunk Line, 4.15%, 10/1/00..........        501,395
   1,300,000 Michigan State Trunk Line, Series A,
             4.10%, 11/15/00....................................      1,305,398
   1,000,000 Michigan State University, 3.86%,..................      1,000,161
   4,750,000 Midland County Economic Development, Dow Chemical
             Co., Series A, (AMT), 4.60%*, 7/3/00...............      4,750,000
   3,800,000 Midland County, Economic Development Corp., Dow
             Chemical Co., Series B, 4.50%*, 7/3/00.............      3,800,000
     375,000 Milan Michigan Area School District, GO, 4.40%,
             5/1/01, Q-SBLF.....................................        375,000
   1,500,000 Oakland County Economic Development Corp., Moody
             Family, (AMT), 4.95%*, 7/5/00, (LOC: Banc One).....      1,500,000
   2,000,000 Oakland County Economic Development Corp., North
             America, (AMT), 4.95%*, 7/5/00, (LOC: Comerica
             Bank)..............................................      2,000,000
   1,615,000 Oakland County Economic Development Corp., Orchard
             Maple Project, 4.70%*, 11/15/00, (LOC: National
             City)..............................................      1,615,000
     245,000 Rochester Hills Economic Development Corp., BRG
             Associates, 4.20%*, 12/1/00, (LOC: Comerica Bank)..        245,000
   1,100,000 Scio Township Economic Development Corp., Daycroft
             School Project, 4.72%*, 7/5/00, (LOC: National
             Australia).........................................      1,100,000
   1,045,000 St. Clair Shores Michigan Education, Borman's,
             Inc., (AMT), 4.40%*, 10/15/00, (LOC: National
             Australia).........................................      1,045,000
  10,000,000 University of Michigan Hospital Revenue, 4.55%*,
             7/3/00.............................................     10,000,000
   1,470,000 Warren Economic Development Corp., CMX Corp.
             Project, (AMT), 4.50%*, 9/15/00, (LOC: National
             City)..............................................      1,470,000
   1,240,000 Warren Economic Development Corp., Cross Country
             Inn, (AMT), 4.60%*, 11/1/00, (LOC: Firstar Bank)...      1,240,000
     495,000 Warren Economic Development Corp., Elias Brothers,
             (AMT), 5.20%*, 12/1/00, (LOC: ABN/Amro)............        495,000
   1,460,000 Wayne County Michigan Transportation Fund, 3.80%*,
             10/1/00............................................      1,460,695
                                                                   ------------
                                                                    219,658,368
                                                                   ------------

             Puerto Rico (5.3%):
   4,695,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Abbott Labs, 4.00%*, 3/1/01........................      4,695,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  June 30, 2000 (Unaudited)

[LOGO OF KENT FUNDS]

  Shares or
  Principal                       Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 MUNICIPAL BONDS (continued)
             Puerto Rico (continued)
 $ 4,200,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Merck, 3.80%*, 12/1/00............................   $  4,200,000
   5,350,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Reynolds Metal, 3.50%*, 9/1/00, (LOC: ABN/Amro)...      5,350,000
                                                                  ------------
                                                                    14,245,000
                                                                  ------------
             Total Municipal Bonds.............................    233,903,368
                                                                  ------------
 TAX FREE COMMERCIAL PAPER (13.8%):

             Michigan (13.8%):
   6,700,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series A, 4.50%*, 8/15/00, (LOC: Morgan
             Guaranty Trust)...................................      6,700,000
   3,300,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series A, 4.50%*, 8/15/00, (LOC: Morgan
             Guaranty Trust)...................................      3,300,000
   3,490,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series B, 3.80%*, 8/3/00, (LOC: Union
             Bank of Switzerland)..............................      3,490,000
   5,810,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series B, 3.80%*, 8/3/00, (LOC: Union
             Bank of Switzerland)..............................      5,810,000
  12,000,000 Michigan State Builders, 4.75%, 7/11/00, (LOC:
             CIBC).............................................     12,000,000
   6,000,000 Michigan State Housing Development Authority,
             (AMT), 4.25%, 7/6/00, (LOC: Helaba)...............      6,000,000
                                                                  ------------
             Total Tax Free Commercial Paper...................     37,300,000
                                                                  ------------
 INVESTMENT COMPANIES (0.7%):
      36,176 Dreyfus Tax Exempt Money Market Fund..............         36,176
   1,724,026 Federated Tax Exempt Money Market Fund............      1,724,026
                                                                  ------------
             Total Investment Companies........................      1,760,202
                                                                  ------------
 Total Investments (Cost $272,963,570) (a) -- 101.0%............   272,963,570
 Liabilities in excess of other assets -- (1.0)%................    (2,643,454)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $270,320,116
                                                                  ============

-------
Percentages indicated are based on net assets of $270,320,116.
(a) Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at June 30, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
FGIC -- Financial Guaranty Insurance Corp.
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
Q-SBLF -- Qualified School Board Lending Fund

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2000 (Unaudited)

                                  Growth and      Index      Large Company  Small Company  International
                                 Income Fund   Equity Fund    Growth Fund    Growth Fund    Growth Fund
                                 -----------   -----------   -------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost........... $475,821,945  $476,333,115  $231,181,632   $601,916,708   $464,227,814
  Net unrealized
   appreciation/(depreciation)..  331,041,360   474,983,740    26,420,924    292,863,773    171,823,862
  Repurchase agreements, at
   cost.........................    8,055,516    11,539,154            --     64,579,151     22,246,163
                                 ------------  ------------  ------------   ------------   ------------
  Total Investments at value....  814,918,821   962,856,009   257,602,556    959,359,632    658,297,839
 Foreign currency at value (cost
  $0; $0; $0; $0; $420,607,
  respectively).................           --            --            --             --        425,431
 Interest and dividends
  receivable....................      763,770       912,297       238,807      1,109,783      1,812,568
 Receivable for capital shares
  issued........................          667        66,345            --            667             --
 Receivable for investments
  sold..........................           --       360,000            --        129,801      1,274,722
 Tax reclaim receivable.........       41,844        35,449            --             --        920,206
 Net receivable for variation
  margin on futures contracts...       75,750        40,400       128,775        119,875             --
 Prepaid expenses and other
  assets........................       14,579        13,983        27,661         13,649         12,856
                                 ------------  ------------  ------------   ------------   ------------
  Total Assets..................  815,815,431   964,284,483   257,997,799    960,733,407    662,743,622
                                 ------------  ------------  ------------   ------------   ------------
LIABILITIES:
 Payable for investments
  purchased.....................           --       285,188       539,383      1,385,613             --
 Payable for capital shares
  redeemed......................       10,511         8,188            --             --            395
 Payable for return of
  collateral received for
  securities on loan............   15,389,952    22,893,935            --    106,636,503     50,492,600
 Foreign withholding taxes
  payable.......................           --            --            --             --         78,772
 Payable to adviser.............      462,658       193,167       145,059        481,274        377,786
 Payable to administrator.......        7,825         6,129         2,503          8,370          5,975
 Payable to distributor
  (Investment Shares)...........       11,688         9,337           113          5,544          3,552
 Accrued expenses and other
  liabilities...................       59,918        67,395        24,300         64,645         96,188
                                 ------------  ------------  ------------   ------------   ------------
  Total Liabilities.............   15,942,552    23,463,339       711,358    108,581,949     51,055,268
                                 ------------  ------------  ------------   ------------   ------------
NET ASSETS...................... $799,872,879  $940,821,144  $257,286,441   $852,151,458   $611,688,354
                                 ============  ============  ============   ============   ============
NET ASSETS consist of:
 Paid-in capital................ $443,090,953  $470,000,577  $231,315,371   $536,843,362   $438,281,893
 Accumulated undistributed
  (distributions in excess of)
  net investment income.........     (163,890)       90,476       104,877       (166,325)    (1,819,881)
 Accumulated undistributed net
  realized gains/(losses) on
  investments, foreign currency
  and futures contracts.........   26,123,756    (4,157,489)     (209,396)    22,682,198      3,414,347
 Net unrealized
  appreciation/(depreciation) of
  investments and translation of
  assets and liabilities in
  foreign currencies and
  futures.......................  330,822,060   474,887,580    26,075,589    292,792,223    171,811,995
                                 ------------  ------------  ------------   ------------   ------------
TOTAL NET ASSETS................ $799,872,879  $940,821,144  $257,286,441   $852,151,458   $611,688,354
                                 ============  ============  ============   ============   ============
INSTITUTIONAL SHARES:
 Net Assets..................... $745,457,930  $897,000,236  $256,709,700   $824,447,796   $593,882,194
 Shares Outstanding.............   38,953,762    32,295,171    21,602,112     40,015,947     32,804,204
 Net Asset Value, offering and
  redemption price per share.... $      19.14  $      27.78  $      11.88   $      20.60   $      18.10
                                 ============  ============  ============   ============   ============
INVESTMENT SHARES:
 Net Assets..................... $ 54,414,949  $ 43,820,908  $    576,741   $ 27,703,662   $ 17,806,160
 Shares Outstanding.............    2,867,267     1,576,807        48,554      1,353,563        995,887
 Net Asset Value, offering and
  redemption price per share.... $      18.98  $      27.79  $      11.88   $      20.47   $      17.88
                                 ============  ============  ============   ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2000 (Unaudited)
[LOGO OF KENT FUNDS]

                                                    Intermediate   Short Term
                                      Income Fund    Bond Fund     Bond Fund
                                      -----------   ------------   ----------
ASSETS:
 Investments:
  Investments at cost................ $328,678,189  $866,154,015  $164,261,011
  Net unrealized
   appreciation/(depreciation).......   (6,886,537)  (19,781,885)   (2,596,304)
  Repurchase agreements, at cost.....   29,689,586    44,513,376    20,686,892
                                      ------------  ------------  ------------
  Total investments at value.........  351,481,238   890,885,506   182,351,599
 Interest and dividends receivable...    5,250,179    10,531,994     2,712,649
 Prepaid expenses and other assets...       12,926        14,307        10,427
                                      ------------  ------------  ------------
  Total Assets.......................  356,744,343   901,431,807   185,074,675
                                      ------------  ------------  ------------
LIABILITIES:
 Payable for capital shares
  redeemed...........................           --        41,737        19,172
 Payable for investments purchased...           --    19,612,500            --
 Payable for return of collateral
  received for securities on loan....   43,508,873   103,326,140    32,219,338
 Payable to adviser..................      153,076       348,483        62,520
 Payable to administrator............        3,061         7,597         1,495
 Payable to distributor (Investment
  Shares)............................        1,995         2,269           480
 Accrued expenses and other
  liabilities........................       27,884       149,805        18,829
                                      ------------  ------------  ------------
  Total Liabilities..................   43,694,889   123,488,531    32,321,834
                                      ------------  ------------  ------------
NET ASSETS........................... $313,049,454  $777,943,276  $152,752,841
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $332,526,490  $827,688,415  $163,523,941
 Accumulated undistributed
  (distributions in excess of) net
  investment income..................       36,170       489,316        54,123
 Accumulated undistributed net
  realized gains/(losses) on
  investment transactions............  (12,626,669)  (30,452,570)   (8,228,919)
 Net unrealized
  appreciation/(depreciation) of
  investments........................   (6,886,537)  (19,781,885)   (2,596,304)
                                      ------------  ------------  ------------
TOTAL NET ASSETS..................... $313,049,454  $777,943,276  $152,752,841
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $303,439,244  $766,934,931  $148,873,616
 Shares Outstanding..................   32,616,483    81,906,220    15,728,912
 Net Asset Value, offering and
  redemption price per share......... $       9.30  $       9.36  $       9.46
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  9,610,210  $ 11,008,345  $  3,879,225
 Shares Outstanding..................    1,034,437     1,172,826       410,279
 Net Asset Value, offering and
  redemption price per share......... $       9.29  $       9.39  $       9.46
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2000 (Unaudited)

                                                                     Michigan
                                         Tax-Free    Intermediate    Municipal
                                       Income Fund   Tax-Free Fund   Bond Fund
                                       -----------   -------------   ---------
ASSETS:
 Investments:
  Investments at cost................. $136,280,477  $269,436,006   $96,729,419
  Net unrealized
   appreciation/(depreciation)........    2,972,335     6,515,999         5,772
                                       ------------  ------------   -----------
  Total investments at value..........  139,252,812   275,952,005    96,735,191
 Interest and dividends receivable....    1,697,572     4,217,835     1,034,006
 Receivable for investments sold......      616,689            --            --
 Prepaid expenses and other assets....       12,319        11,565         3,939
                                       ------------  ------------   -----------
  Total Assets........................  141,579,392   280,181,405    97,773,136
                                       ------------  ------------   -----------
LIABILITIES:
 Payable for investments purchased....      111,064            --     2,270,935
 Payable to adviser...................       63,258       115,182        35,348
 Payable to administrator.............        1,388         2,751           938
 Payable to distributor (Investment
  Shares).............................          336           559           433
 Accrued expenses and other
  liabilities.........................       17,513        23,658        12,908
                                       ------------  ------------   -----------
  Total Liabilities...................      193,559       142,150     2,320,562
                                       ------------  ------------   -----------
NET ASSETS............................ $141,385,833  $280,039,255   $95,452,574
                                       ============  ============   ===========
NET ASSETS consist of:
 Paid-in capital...................... $139,305,191  $274,702,529   $95,395,878
 Accumulated undistributed
  (distributions in excess of) net
  investment income...................       15,162       103,704        43,728
 Accumulated undistributed net
  realized gains/(losses) on
  investment transactions.............     (906,855)   (1,282,977)        7,196
 Net unrealized
  appreciation/(depreciation) of
  investments.........................    2,972,335     6,515,999         5,772
                                       ------------  ------------   -----------
TOTAL NET ASSETS...................... $141,385,833  $280,039,255   $95,452,574
                                       ============  ============   ===========
INSTITUTIONAL SHARES:
 Net Assets........................... $139,756,502  $277,318,033   $91,913,609
 Shares Outstanding...................   13,740,480    26,902,591     9,248,626
 Net Asset Value, offering and
  redemption price per share.......... $      10.17  $      10.31   $      9.94
                                       ============  ============   ===========
INVESTMENT SHARES:
 Net Assets........................... $  1,629,331  $  2,721,222   $ 3,538,965
 Shares Outstanding...................      159,814       263,885       356,540
 Net Asset Value, offering and
  redemption price per share.......... $      10.20  $      10.31   $      9.93
                                       ============  ============   ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2000 (Unaudited)
[LOGO OF KENT FUNDS]

                                                                    Michigan
                                                     Government    Municipal
                                      Money Market  Money Market  Money Market
                                          Fund          Fund          Fund
                                      ------------  ------------  ------------
ASSETS:
 Investments:
  Investments at amortized cost...... $687,243,807  $242,034,236  $272,963,570
  Repurchase agreements, at cost.....           --    26,000,000            --
                                      ------------  ------------  ------------
  Total investments at amortized
   cost..............................  687,243,807   268,034,236   272,963,570
 Interest and dividends receivable...    3,711,827       428,887     1,856,269
 Receivable for capital shares
  issued.............................      445,467            --            --
 Prepaid expenses and other assets...       12,938         9,936         7,004
                                      ------------  ------------  ------------
  Total Assets.......................  691,414,039   268,473,059   274,826,843
                                      ------------  ------------  ------------
LIABILITIES:
 Dividends payable...................    3,370,343     1,330,187       863,583
 Cash overdraft......................          729            --           538
 Payable for investments purchased...    4,000,000            --     3,515,760
 Payable for capital shares
  redeemed...........................      615,844            --            --
 Payable to adviser..................      222,658        55,620        91,082
 Payable to administrator............        4,039         1,728         1,482
 Accrued expenses and other
  liabilities........................       73,697        27,806        34,282
                                      ------------  ------------  ------------
  Total Liabilities..................    8,287,310     1,415,341     4,506,727
                                      ------------  ------------  ------------
NET ASSETS........................... $683,126,729  $267,057,718  $270,320,116
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $683,118,005  $267,056,270  $270,329,930
 Accumulated undistributed
  (distributions in excess of) net
  investment income..................       13,072         2,214           782
 Accumulated undistributed net
  realized gains/(losses) on
  investments transactions...........       (4,348)         (766)      (10,596)
                                      ------------  ------------  ------------
TOTAL NET ASSETS..................... $683,126,729  $267,057,718  $270,320,116
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $681,617,895  $266,954,099  $270,138,493
 Shares Outstanding..................  681,618,619   266,954,860   270,126,010
 Net Asset Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  1,508,834  $    103,619  $    181,623
 Shares Outstanding..................    1,509,088       103,620       181,602
 Net Asset Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the six months ended June 30, 2000
                                  (Unaudited)

                               Growth and      Index     Large Company Small Company International
                              Income Fund   Equity Fund   Growth Fund   Growth Fund   Growth Fund
                              -----------   -----------  ------------- ------------- -------------
INVESTMENT INCOME:
 Dividends..................  $  5,372,952  $ 5,589,677   $1,349,698    $ 3,325,686  $  5,744,309
 Interest...................            --           --           --         44,911        14,341
 Income from securities
  lending...................        23,899       33,197           --        150,230       131,466
 Less: Net foreign taxes
  withheld..................       (24,383)     (27,822)      (6,616)        (1,700)     (473,849)
                              ------------  -----------   ----------    -----------  ------------
  Total Investment Income...     5,372,468    5,595,052    1,343,082      3,519,127     5,416,267
                              ------------  -----------   ----------    -----------  ------------
EXPENSES:
 Investment advisory fees...     2,880,312    1,377,379      749,153      2,789,515     2,205,141
 Administration fees........       740,701      826,521      192,541        716,359       528,160
 Distribution fees
  (Investment Shares).......        69,082       56,395          481         34,102        20,226
 Fund accounting fees.......        66,047       79,120       18,951         68,639        56,605
 Custodian fees.............        12,041       10,612        3,981          4,624       107,671
 Other expenses.............       100,182      155,732       48,171        112,876        80,137
                              ------------  -----------   ----------    -----------  ------------
  Total expenses before
   waivers..................     3,868,365    2,505,759    1,013,278      3,726,115     2,997,940
  Less: expenses voluntarily
   waived...................       (41,144)    (574,910)     (10,701)       (39,847)      (29,399)
                              ------------  -----------   ----------    -----------  ------------
  Net Expenses..............     3,827,221    1,930,849    1,002,577      3,686,268     2,968,541
                              ------------  -----------   ----------    -----------  ------------
NET INVESTMENT
 INCOME/(LOSS)..............     1,545,247    3,664,203      340,505       (167,141)    2,447,726
                              ------------  -----------   ----------    -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS:
 Net realized gains/(losses)
  on investments and foreign
  currency transactions.....    26,969,731   (2,228,197)      66,927     24,188,337     4,948,976
 Net realized gains/(losses)
  on futures contracts......      (299,540)     347,018       21,335       (581,325)     (394,725)
 Net change in unrealized
  appreciation/(depreciation)
  of investments and
  translation of assets and
  liabilities in foreign
  currencies and futures....   (44,559,005)  (4,948,929)   2,358,526     34,631,855   (37,507,076)
                              ------------  -----------   ----------    -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS................   (17,888,814)  (6,830,108)   2,446,788     58,238,867   (32,952,825)
                              ------------  -----------   ----------    -----------  ------------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $(16,343,567) $(3,165,905)  $2,787,293    $58,071,726  $(30,505,099)
                              ============  ===========   ==========    ===========  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the six months ended June 30, 2000
[LOGO OF KENT FUNDS]              (Unaudited)

                                                      Intermediate  Short Term
                                         Income Fund   Bond Fund     Bond Fund
                                         -----------  ------------  ----------
INVESTMENT INCOME:
 Interest............................... $10,970,189  $ 28,601,246  $ 5,231,177
 Dividends..............................     430,265     1,095,478      141,398
 Income from securities lending.........      53,832       187,387       14,450
                                         -----------  ------------  -----------
  Total Investment Income...............  11,454,286    29,884,111    5,387,025
                                         -----------  ------------  -----------
EXPENSES:
 Investment advisory fees...............     927,793     2,309,097      400,782
 Administration fees....................     278,081       754,973      144,262
 Distribution fees (Investment Shares)..      12,597        14,143        5,261
 Fund accounting fees...................      27,943        68,142       14,372
 Custodian fees.........................       4,118        13,742        1,800
 Other expenses.........................      41,706        86,563       34,903
                                         -----------  ------------  -----------
  Total expenses before waivers.........   1,292,238     3,246,660      601,380
  Less: expenses voluntarily waived.....     (15,462)      (41,980)     (10,119)
                                         -----------  ------------  -----------
  Net Expenses..........................   1,276,776     3,204,680      591,261
                                         -----------  ------------  -----------
NET INVESTMENT INCOME...................  10,177,510    26,679,431    4,795,764
                                         -----------  ------------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS:
 Net realized gains/(losses) on
  investment transactions...............  (5,914,775)  (11,537,297)  (1,140,675)
 Net change in unrealized
  appreciation/(depreciation) of
  investments...........................   6,949,496     8,744,768      784,442
                                         -----------  ------------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........   1,034,721    (2,792,529)    (356,233)
                                         -----------  ------------  -----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.............. $11,212,231  $ 23,886,902  $ 4,439,531
                                         ===========  ============  ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the six months ended June 30, 2000
                                  (Unaudited)

                                                                      Michigan
                                           Tax-Free    Intermediate  Municipal
                                          Income Fund  Tax-Free Fund Bond Fund
                                          -----------  ------------- ---------
INVESTMENT INCOME:
 Interest................................ $3,457,100    $7,676,012   $2,452,633
 Dividends...............................     47,755        65,117       32,907
                                          ----------    ----------   ----------
  Total Investment Income................  3,504,855     7,741,129    2,485,540
                                          ----------    ----------   ----------
EXPENSES:
 Investment advisory fees................    351,069       739,311      228,461
 Administration fees.....................    114,795       265,974       91,323
 Distribution fees (Investment Shares)...      1,970         3,717        4,708
 Fund accounting fees....................     14,222        30,243       12,098
 Custodian fees..........................      1,205         2,992        1,612
 Other expenses..........................     28,265        45,940       18,496
                                          ----------    ----------   ----------
  Total expenses before waivers..........    511,526     1,088,177      356,698
  Less: expenses voluntarily waived......     (6,383)      (14,785)      (6,959)
                                          ----------    ----------   ----------
  Net Expenses...........................    505,143     1,073,392      349,739
                                          ----------    ----------   ----------
NET INVESTMENT INCOME....................  2,999,712     6,667,737    2,135,801
                                          ----------    ----------   ----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS:
 Net realized gains/(losses) on
  investment transactions................    183,773       215,268       16,283
 Net change in unrealized
  appreciation/(depreciation) of
  investments............................  2,897,785     2,516,360      (12,320)
                                          ----------    ----------   ----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS...........  3,081,558     2,731,628        3,963
                                          ----------    ----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $6,081,270    $9,399,365   $2,139,764
                                          ==========    ==========   ==========

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the six months ended June 30, 2000
[LOGO OF KENT FUNDS]              (Unaudited)

                                                                    Michigan
                                                      Government   Municipal
                                       Money Market  Money Market Money Market
                                           Fund          Fund         Fund
                                       ------------  ------------ ------------
INVESTMENT INCOME:
 Interest............................. $18,900,624    $6,811,519   $5,677,746
 Dividends............................   1,401,570       334,072       69,692
                                       -----------    ----------   ----------
  Total Investment Income.............  20,302,194     7,145,591    5,747,438
                                       -----------    ----------   ----------
EXPENSES:
 Investment advisory fees.............   1,320,709       476,679      569,942
 Administration fees..................     592,334       214,335      255,974
 Fund accounting fees.................      55,813        18,691       23,333
 Custodian fees.......................       3,642           940        4,047
 Other expenses.......................      94,428        37,698       29,319
                                       -----------    ----------   ----------
  Total expenses before waivers.......   2,066,926       748,343      882,615
  Less: expenses voluntarily waived...    (280,689)     (290,709)    (135,541)
                                       -----------    ----------   ----------
  Net Expenses........................   1,786,237       457,634      747,074
                                       -----------    ----------   ----------
NET INVESTMENT INCOME.................  18,515,957     6,687,957    5,000,364
                                       -----------    ----------   ----------
NET REALIZED GAINS/(LOSSES) ON
 INVESTMENTS..........................          21            --           --
                                       -----------    ----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............ $18,515,978    $6,687,957   $5,000,364
                                       ===========    ==========   ==========

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                Growth and Income Fund          Index Equity Fund
                              ----------------------------  ---------------------------
                               Six months                    Six months
                                  ended       Year ended        ended       Year ended
                              June 30, 2000  December 31,   June 30, 2000  December 31,
                               (Unaudited)       1999        (Unaudited)       1999
                              -------------  ------------   -------------  ------------
NET ASSETS at beginning of
 period.....................  $880,750,624   $ 878,285,832  $923,615,656   $809,351,352
                              ------------   -------------  ------------   ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......     1,545,247       5,636,572     3,664,203      7,820,895
 Net realized gains/(losses)
  on investments and foreign
  currency transactions.....    26,969,731      62,171,224    (2,228,197)    25,507,087
 Net realized gains/(losses)
  on futures contracts......      (299,540)     (3,007,540)      347,018       (329,602)
 Net change in unrealized
  appreciation/(depreciation)
  of investments and
  translation of assets and
  liabilities in foreign
  currencies and futures....   (44,559,005)     83,278,426    (4,948,929)   128,549,533
                              ------------   -------------  ------------   ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................   (16,343,567)    148,078,682    (3,165,905)   161,547,913
                              ------------   -------------  ------------   ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......    (1,669,761)     (5,416,138)   (3,454,544)    (7,530,646)
 Net realized gains on
  investments...............   (34,175,850)    (33,829,516)   (8,157,677)   (18,771,791)
                              ------------   -------------  ------------   ------------
  Total dividends and
   distributions --
    Institutional Shares....   (35,845,611)    (39,245,654)  (11,612,221)   (26,302,437)
                              ------------   -------------  ------------   ------------
Investment:
 Net investment income......       (50,226)       (205,647)     (121,133)      (287,641)
 Net realized gains on
  investments...............    (2,427,347)     (2,250,860)     (423,559)      (999,490)
                              ------------   -------------  ------------   ------------
  Total dividends and
   distributions --
    Investment Shares.......    (2,477,573)     (2,456,507)     (544,692)    (1,287,131)
                              ------------   -------------  ------------   ------------
  Total dividends and
   distributions to
   shareholders.............   (38,323,184)    (41,702,161)  (12,156,913)   (27,589,568)
                              ------------   -------------  ------------   ------------
Net increase/(decrease) from
 capital transactions.......   (26,210,994)   (103,911,729)   32,528,306    (19,694,041)
                              ------------   -------------  ------------   ------------
 Net increase/(decrease) in
  net assets................   (80,877,745)      2,464,792    17,205,488    114,264,304
                              ------------   -------------  ------------   ------------
NET ASSETS at end of
 period.....................  $799,872,879   $ 880,750,624  $940,821,144   $923,615,656
                              ============   =============  ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                              Large Company Growth Fund    Small Company Growth Fund    International Growth Fund
                              -------------------------    -------------------------    -------------------------
                               Six months                   Six months                   Six months
                                  ended      Period ended      ended       Year ended       ended       Year ended
                              June 30, 2000  December 31,  June 30, 2000  December 31,  June 30, 2000  December 31,
                               (Unaudited)     1999 (a)     (Unaudited)       1999       (Unaudited)       1999
                              -------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS at beginning of
 period.....................  $183,511,880   $         --  $772,709,655   $783,790,477  $594,847,537   $540,889,186
                              ------------   ------------  ------------   ------------  ------------   ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment
  income/(loss).............       340,505        120,200      (167,141)       937,964     2,447,726      3,840,882
 Net realized gains/(losses)
  on investments and foreign
  currency transactions.....        66,927        (10,214)   24,188,337     (3,554,306)    4,948,976     10,022,188
 Net realized gains/(losses)
  on futures contracts......        21,335        323,696      (581,325)     2,801,428      (394,725)            --
 Net change in unrealized
  appreciation/(depreciation)
  of investments, and
  translation of assets and
  liabilities in foreign
  currencies and futures....     2,358,526     23,613,404    34,631,855    169,748,364   (37,507,076)   123,104,119
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................     2,787,293     24,047,086    58,071,726    169,933,450   (30,505,099)   136,967,189
                              ------------   ------------  ------------   ------------  ------------   ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......      (235,619)      (133,404)           --       (937,948)   (1,606,953)    (3,751,764)
 In excess of net investment
  income....................            --             --            --             --            --        (32,244)
 Net realized gains on
  investments...............      (441,977)      (154,978)           --    (14,995,703)   (8,378,995)   (21,132,304)
 In excess of net realized
  gains on investments......            --             --            --       (596,642)           --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
    Institutional shares....      (677,596)      (288,382)           --    (16,530,293)   (9,985,948)   (24,916,312)
                              ------------   ------------  ------------   ------------  ------------   ------------
Investment:
 Net investment income......            (9)           (62)           --             --       (12,054)       (89,117)
 In excess of net investment
  income....................            --             --            --             --            --           (766)
 Net realized gains on
  investments...............          (809)          (110)           --       (467,806)     (219,988)      (495,222)
 In excess of net realized
  gains on investments......            --             --            --        (18,613)           --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
   Investment Shares........          (818)          (172)           --       (486,419)     (232,042)      (585,105)
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions to
   shareholders.............      (678,414)      (288,554)           --    (17,016,712)  (10,217,990)   (25,501,417)
                              ------------   ------------  ------------   ------------  ------------   ------------
Net increase/(decrease) from
 capital transactions.......    71,665,682    159,753,348    21,370,077   (163,997,560)   57,563,906    (57,507,421)
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets................    73,774,561    183,511,880    79,441,803    (11,080,822)   16,840,817     53,958,351
                              ------------   ------------  ------------   ------------  ------------   ------------
NET ASSETS at end of
 period.....................  $257,286,441   $183,511,880  $852,151,458   $772,709,655  $611,688,354   $594,847,537
                              ============   ============  ============   ============  ============   ============

-------
(a) For the period from October 19, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                     Income Fund             Intermediate Bond Fund        Short Term Bond Fund
                              ---------------------------  ---------------------------  ---------------------------
                               Six months                   Six months                   Six months
                                  ended       Year ended       ended       Year ended       ended       Year ended
                              June 30, 2000  December 31,  June 30, 2000  December 31,  June 30, 2000  December 31,
                               (Unaudited)       1999       (Unaudited)       1999       (Unaudited)       1999
                              -------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS at beginning of
 period.....................  $305,630,512   $241,646,346  $855,056,723   $897,892,875  $176,777,192   $145,355,056
                              ------------   ------------  ------------   ------------  ------------   ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......    10,177,510     17,406,682    26,679,431     50,281,025     4,795,764      8,574,181
 Net realized gains/(losses)
  on investment
  transactions..............    (5,914,775)    (6,701,014)  (11,537,297)   (14,169,768)   (1,140,675)      (292,208)
 Net change in unrealized
  appreciation/(depreciation)
  of investments............     6,949,496    (22,407,559)    8,744,768    (47,446,428)      784,442     (4,657,164)
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    11,212,231    (11,701,891)   23,886,902    (11,335,171)    4,439,531      3,624,809
                              ------------   ------------  ------------   ------------  ------------   ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......    (9,823,541)   (16,763,277)  (25,837,606)   (49,870,692)   (4,621,738)    (8,295,526)
 In excess of net investment
  income....................            --         (3,048)           --        (10,961)           --             --
 In excess of net realized
  gains on investments......            --       (278,297)           --             --            --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
    Institutional Shares....    (9,823,541)   (17,044,622)  (25,837,606)   (49,881,653)   (4,621,738)    (8,295,526)
                              ------------   ------------  ------------   ------------  ------------   ------------
Investment:
 Net investment income......      (314,130)      (643,405)     (341,404)      (654,403)     (121,477)      (275,645)
 In excess of net investment
  income....................            --           (117)           --           (144)           --             --
 In excess of net realized
  gains on investments......            --        (12,034)           --             --            --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
   Investment Shares........      (314,130)      (655,556)     (341,404)      (654,547)     (121,477)      (275,645)
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions to
   shareholders.............   (10,137,671)   (17,700,178)  (26,179,010)   (50,536,200)   (4,743,215)    (8,571,171)
                              ------------   ------------  ------------   ------------  ------------   ------------
Net increase/(decrease) from
 capital transactions.......     6,344,382     93,386,235   (74,821,339)    19,035,219   (23,720,667)    36,368,498
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets................     7,418,942     63,984,166   (77,113,447)   (42,836,152)  (24,024,351)    31,422,136
                              ------------   ------------  ------------   ------------  ------------   ------------
NET ASSETS at end of
 period.....................  $313,049,454   $305,630,512  $777,943,276   $855,056,723  $152,752,841   $176,777,192
                              ============   ============  ============   ============  ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                       Tax-Free                   Intermediate              Michigan Municipal
                                     Income Fund                 Tax-Free Fund                  Bond Fund
                              ---------------------------  ---------------------------  ---------------------------
                               Six months                   Six months                   Six months
                                  ended       Year ended       ended       Year ended       ended       Year ended
                              June 30, 2000  December 31,  June 30, 2000  December 31,  June 30, 2000  December 31,
                               (Unaudited)       1999       (Unaudited)       1999       (Unaudited)       1999
                              -------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS at beginning of
 period.....................  $123,606,111   $130,170,230  $306,693,718   $300,521,904  $106,985,205   $123,902,863
                              ------------   ------------  ------------   ------------  ------------   ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......     2,999,712      5,442,101     6,667,737     13,122,259     2,135,801      4,611,338
 Net realized gains/(losses)
  on investment
  transactions..............       183,773     (1,090,627)      215,268     (1,498,246)       16,283         41,857
 Net change in unrealized
  appreciation/(depreciation)
  of investments............     2,897,785     (8,469,132)    2,516,360    (14,931,504)      (12,320)    (3,892,509)
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................     6,081,270     (4,117,658)    9,399,365     (3,307,491)    2,139,764        760,686
                              ------------   ------------  ------------   ------------  ------------   ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......    (2,949,447)    (5,367,030)   (6,550,701)   (12,913,338)   (2,054,341)    (4,434,362)
 In excess of net investment
  income....................            --         (1,169)           --         (2,699)           --           (175)
 Net realized gains on
  investments...............            --             --            --             --            --        (12,125)
 In excess of net realized
  gains on investments......            --       (108,848)           --       (297,654)           --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
    Institutional Shares....    (2,949,447)    (5,477,047)   (6,550,701)   (13,213,691)   (2,054,341)    (4,446,662)
                              ------------   ------------  ------------   ------------  ------------   ------------
Investment:
 Net investment income......       (34,906)       (75,485)      (62,207)      (163,183)      (75,834)      (197,142)
 In excess of net investment
  income....................            --            (16)           --            (34)           --             (8)
 Net realized gains on
  investments...............            --             --            --             --            --           (534)
 In excess of net realized
  gains on investments......            --         (1,661)           --         (3,898)           --             --
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
   Investment Shares........       (34,906)       (77,162)      (62,207)      (167,115)      (75,834)      (197,684)
                              ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions to
   shareholders.............    (2,984,353)    (5,554,209)   (6,612,908)   (13,380,806)   (2,130,175)    (4,644,346)
                              ------------   ------------  ------------   ------------  ------------   ------------
Net increase/(decrease) from
 capital transactions.......    14,682,805      3,107,748   (29,440,920)    22,860,111   (11,542,220)   (13,033,998)
                              ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease) in
  net assets................    17,779,722     (6,564,119)  (26,654,463)     6,171,814   (11,532,631)   (16,917,658)
                              ------------   ------------  ------------   ------------  ------------   ------------
NET ASSETS at end of
 period.....................  $141,385,833   $123,606,111  $280,039,255   $306,693,718  $ 95,452,574   $106,985,205
                              ============   ============  ============   ============  ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS


                                                              Government               Michigan Municipal
                             Money Market Fund            Money Market Fund            Money Market Fund
                         ---------------------------  ---------------------------  ---------------------------
                          Six months                   Six months                   Six months
                             ended       Year ended       ended       Year ended       ended       Year ended
                         June 30, 2000  December 31,  June 30, 2000  December 31,  June 30, 2000  December 31,
                          (Unaudited)       1999       (Unaudited)       1999       (Unaudited)       1999
                         -------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS at beginning
 of period.............. $656,911,792   $697,127,619  $215,520,656   $167,015,544  $293,276,959   $323,617,493
                         ------------   ------------  ------------   ------------  ------------   ------------
Increase in net assets
 resulting from
 operations:
 Net investment income..   18,515,957     31,499,445     6,687,957      9,453,668     5,000,364      8,826,013
 Net realized
  gains/(losses) on
  investments...........           21           (162)           --             --            --             --
                         ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease)
  in net assets
  resulting from
  operations............   18,515,978     31,499,283     6,687,957      9,453,668     5,000,364      8,826,013
                         ------------   ------------  ------------   ------------  ------------   ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income..  (18,468,211)   (31,404,991)   (6,685,200)    (9,447,725)   (4,991,945)    (8,806,391)
                         ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
    Institutional
   Shares...............  (18,468,211)   (31,404,991)   (6,685,200)    (9,447,725)   (4,991,945)    (8,806,391)
                         ------------   ------------  ------------   ------------  ------------   ------------
Investment:
 Net investment income..      (47,746)       (94,454)       (2,757)        (5,943)       (8,419)       (19,621)
                         ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions --
    Investment Shares...      (47,746)       (94,454)       (2,757)        (5,943)       (8,419)       (19,621)
                         ------------   ------------  ------------   ------------  ------------   ------------
  Total dividends and
   distributions to
   shareholders.........  (18,515,957)   (31,499,445)   (6,687,957)    (9,453,668)   (5,000,364)    (8,826,012)
                         ------------   ------------  ------------   ------------  ------------   ------------
Net increase/(decrease)
 from capital
 transactions...........   26,214,916    (40,215,665)   51,537,062     48,505,112   (22,956,843)   (30,340,535)
                         ------------   ------------  ------------   ------------  ------------   ------------
 Net increase/(decrease)
  in net assets.........   26,214,937    (40,215,827)   51,537,062     48,505,112   (22,956,843)   (30,340,534)
                         ------------   ------------  ------------   ------------  ------------   ------------
NET ASSETS at end of
 period................. $683,126,729   $656,911,792  $267,057,718   $215,520,656  $270,320,116   $293,276,959
                         ============   ============  ============   ============  ============   ============

                       See Notes to Financial Statements.

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
[LOGO OF KENT FUNDS]

1.Organization

 The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. The Trust may issue more than one series of shares and it may create one or more classes of shares within each series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. As of the date of this report, the Trust offered fifteen separate series, each with its own investment objective.

 The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Index Equity Fund, Kent Large Company Growth Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Income Bond Fund, Kent Intermediate Bond Fund, Kent Short Term Bond Fund, Kent Tax-Free Income Fund, Kent Intermediate Tax-Free Fund, Kent Michi-gan Municipal Bond Fund, Kent Money Market Fund, Kent Government Money Market Fund and Kent Michigan Municipal Money Market Fund (individually, a "Fund" and collectively, the "Funds"). Each fund currently has two classes of shares:
Investment Shares and Institutional Shares.

 The investment objectives of the Funds are as follows:

 Growth and Income Fund -- To seek long-term capital growth with current income as a secondary objective.

 Index Equity Fund -- To seek long-term capital appreciation with current income as a secondary objective.

 Large Company Growth Fund -- To seek long-term capital appreciation.

 Small Company Growth Fund -- To seek long-term capital appreciation.

 International Growth Fund -- To seek long-term capital appreciation.

 Income Fund -- To seek current income.

 Intermediate Bond Fund -- To seek current income.

 Short Term Bond Fund -- To seek current income.

 Tax-Free Income Fund -- To seek current income that is exempt from federal income tax.

 Intermediate Tax-Free Fund -- To seek current income that is exempt from fed-eral income tax.

 Michigan Municipal Bond Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

 Money Market Fund -- To seek current income.

 Government Money Market Fund -- To seek current income.

 Michigan Municipal Money Market Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

2.Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Money Market Fund, Government Money Mar-ket Fund and Michigan Municipal Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accor-dance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of pur-chase and thereafter assuming a constant amortization to maturity of the dif-ference between the principal amount due at maturity and initial cost.

 In the Income Fund, Intermediate Bond Fund, Short Term Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund, cor-porate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service selected by the Funds' investment adviser, Lyon Street Asset Management Company ("Lyon Street"), and approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures approved by and under the general super-vision of the Board of Trustees.

 The Growth and Income Fund, Index Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Growth Fund value listed securi-ties at the last sales price on the principal exchange where such securities

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)

are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities on the National Market System (NMS) are valued at the last sales price or, in the absence of any sales, the last bid price in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consist-ently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase Agreements: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreement"). Secu-rities subject to repurchase agreements are held either by the Trust's custo-dian and other banks acting in a subcustodian capacity or in the Federal Reserve/Treasury Book-Entry System. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on for-eign investments and foreign income and expenses are converted into U.S. dol-lars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign cur-rency amounting to the difference between the original value and the ending value of the receivable or payable.

Futures Contracts: The Funds (except for the Money Market Funds) may invest in futures contracts. The use of futures contracts involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instru-ments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and inter-est rates. Risks may also arise if there is an illiquid secondary market for the instruments or if counterparties are unable to perform under the terms of the contract.

 To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward Foreign Currency Exchange Contracts: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying cur-rency of certain Fund investments. A forward foreign currency exchange con-tract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

 The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recog-nized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

Forward Commitments and When-Issued Securities: Each Fund may purchase securi-ties on a "when-issued" basis or purchase or sell securities on a forward com-mitment (sometimes called delayed delivery) basis. A Fund will purchase secu-rities on a when-issued basis or purchase or sell securities on a forward com-mitment basis only with the intention of completing the transaction and actu-ally purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

 Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)
[LOGO OF KENT FUNDS]

engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price con-sidered to be advantageous.

 When a Fund purchases securities on a when-issued or forward commitment basis, the Trust's custodian will maintain in a segregated account cash or other liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward com-mitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is out-standing. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions.

Securities Lending: Each Fund may lend portfolio securities valued at up to one-third of its total assets (including the value of the collateral received for the loan), pursuant to agreements requiring that the loan be continuously secured by collateral, which may consist of cash, securities issued or guaran-teed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The Funds continue to earn interest on securities loaned while simultaneously seeking to earn interest on the investment of col-lateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned.

 When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agree-ments, or other securities with maturities equal to or less than maturity date of the applicable lending transaction. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

 There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financial-ly. However, loans will be made only to borrowers deemed by Lyon Street to be of good standing under guidelines established by the Board of Trustees and when, in Lyon Street's judgment, the income to be earned from the loan justi-fies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 2000, the following Funds had securities on loan with the following market values and collateral amounts (amounts in thou-sands):

                                                       Market Value Market Value
                                                            of       of Loaned
                                                        Collateral   Securities
                                                       ------------ ------------
Growth and Income Fund................................   $ 15,390     $ 14,932
Index Equity Fund.....................................   $ 22,894     $ 22,449
Small Company Growth Fund.............................   $106,637     $103,652
International Growth Fund.............................   $ 50,493     $ 46,443
Income Fund...........................................   $ 43,509     $ 42,605
Intermediate Bond Fund................................   $103,326     $101,313
Short Term Bond Fund..................................   $ 32,219     $ 31,564

 At June 30, 2000, each Fund's loaned securities were fully collateralized by cash, which was reinvested in short-term securities.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: The Money Market Funds declare dividends daily from net investment income and pay such dividends monthly. The other Funds declare and distribute dividends from net investment income month-ly, with the exception of the International Growth Fund, which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

 The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regu-lations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Divi-dends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or dis-tributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)


Federal Income Taxes: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regu-lated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

 Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attribut-able to the Institutional Shares as a class.

3.Related Party Transactions

 The Funds are advised by Lyon Street. Lyon Street is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets.

 Old Kent Securities Corporation, 111 Lyon Street NW, Grand Rapids, Michigan 49503 ("OKSC"), serves as the Administrator, Fund Accountant and Transfer Agent to the Trust. As compensation for the services and facilities provided to the Trust pursuant to the Administration Agreement, OKSC is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 bil-lion-0.185% of such assets; between $5.0 and $7.5 billion-0.165% of such assets; and over $7.5 billion-0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Fund Accounting Agreement, OKSC is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $10,000 per fund that is applica-ble to certain Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Transfer Agency Agreement, OKSC is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per fund that is applicable to certain Funds of the Trust.

 BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to agreements between OKSC and BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from OKSC computed daily at the annual rate of 0.045% of the Trust's average daily net assets. Pursuant to the Sub-Transfer Agency Agreement, BISYS is also enti-tled to receive from OKSC a $15 per account annual processing fee for all Trust accounts in excess of $22,000. The fees paid to BISYS by OKSC for such services come out of OKSC's fees and are not an additional charge to the Funds.

 Kent Fund Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("KFDI"), is the distributor of the Funds' shares. KFDI and BISYS are each a wholly-owned subsidiary of The BISYS Group, Inc.

 The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Funds' distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds. Although the Money Market Funds are authorized to pay 12b-1 fees of up to 0.25% in connec-tion with the sale of Investment Shares, none of the Money Market Funds cur-rently intends to pay such fees.

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)
[LOGO OF KENT FUNDS]

 Information regarding these transactions is as follows for the six months ended June 30, 2000:

                                                                      Fund      Distribution
                             Investment Advisory    Administration Accounting Investment Shares
                          ------------------------- -------------- ---------- -----------------
                             Annual fee
                          before voluntary
                           fee reductions   Waived      Waived       Waived        Waived
                          ---------------- -------- -------------- ---------- -----------------
Growth and Income Fund..        0.70%      $     --    $     --     $41,144        $   --
Index Equity Fund.......        0.30%       229,560     276,486      68,864            --
Large Company Growth
 Fund...................        0.70%            --          --      10,701            --
Small Company Growth
 Fund...................        0.70%            --          --      39,847            --
International Growth
 Fund...................        0.75%            --          --      29,399            --
Income Fund.............        0.60%            --          --      15,462            --
Intermediate Bond Fund..        0.55%            --          --      41,980            --
Short Term Bond Fund....        0.50%            --          --       8,015         2,104
Tax-Free Income Fund....        0.55%            --          --       6,383            --
Intermediate Tax-Free
 Fund...................        0.50%            --          --      14,785            --
Michigan Municipal Bond
 Fund...................        0.45%            --          --       5,076         1,883
Money Market Fund.......        0.40%            --     231,167      49,522            --
Government Money Market
 Fund...................        0.40%       201,132      71,703      17,874            --
Michigan Municipal Money
 Market Fund............        0.40%            --     114,170      21,371            --


 Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Trust for serving as officers.

 Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)

4.Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                           Growth and Income Fund           Index Equity Fund
                         ----------------------------  ----------------------------
                          Six months                    Six months
                             ended       Year ended        ended       Year ended
                         June 30, 2000  December 31,   June 30, 2000  December 31,
                          (Unaudited)       1999        (Unaudited)       1999
                         -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $  92,363,627  $ 277,819,798  $ 140,372,541  $ 199,778,408
 Reinvestment of
  distributions.........    14,300,497     15,842,666      8,861,953     20,227,589
 Shares redeemed........  (132,719,522)  (398,650,525)  (113,630,612)  (242,642,155)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (26,055,398)  (104,988,061)    35,603,882    (22,636,158)
                         -------------  -------------  -------------  -------------
Investment:
 Shares issued..........     9,262,590     17,701,397      6,159,093     13,670,782
 Reinvestment of
  distributions.........     2,425,634      2,410,451        533,953      1,267,722
 Shares redeemed........   (11,843,820)   (19,035,516)    (9,768,622)   (11,996,387)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (155,596)     1,076,332     (3,075,576)     2,942,117
                         -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (26,210,994) $(103,911,729) $  32,528,306  $ (19,694,041)
                         =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........     4,789,024     14,599,481      5,135,681      7,671,249
 Reinvestment of
  distributions.........       719,787        826,101        313,097        759,240
 Shares redeemed........    (6,830,796)   (21,073,132)    (4,092,168)    (9,310,489)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    (1,321,985)    (5,647,550)     1,356,610       (880,000)
                         -------------  -------------  -------------  -------------
Investment:
 Shares issued..........       485,931        927,802        224,018        521,404
 Reinvestment of
  distributions.........       122,982        126,161         18,771         47,372
 Shares redeemed........      (622,527)      (994,683)      (354,975)      (455,348)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........       (13,614)        59,280       (112,186)       113,428
                         -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........    (1,335,599)    (5,588,270)     1,244,424       (766,572)
                         =============  =============  =============  =============

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)
[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                         Large Company Growth Fund     Small Company Growth Fund     International Growth Fund
                         ---------------------------  ----------------------------  ----------------------------
                          Six months                   Six months                    Six months
                             ended      Period ended      ended       Year ended        ended       Year ended
                         June 30, 2000  December 31,  June 30, 2000  December 31,   June 30, 2000  December 31,
                          (Unaudited)     1999 (a)     (Unaudited)       1999        (Unaudited)       1999
                         -------------  ------------  -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 97,352,065   $169,096,866  $ 160,909,696  $ 154,201,918  $118,205,599   $ 126,955,671
 Shares issued in
  conversion............           --        940,516             --             --            --              --
 Reinvestment of
  distributions.........      363,631        166,586             --      8,812,315     4,427,570      11,794,384
 Shares redeemed........  (26,369,326)   (10,690,724)  (139,063,624)  (324,647,618)  (68,326,082)   (196,202,032)
                         ------------   ------------  -------------  -------------  ------------   -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   71,346,370    159,513,244     21,846,072   (161,633,385)   54,307,087     (57,451,977)
                         ------------   ------------  -------------  -------------  ------------   -------------
Investment:
 Shares issued..........      357,542        239,932     14,871,026     13,329,530    78,200,811      22,160,970
 Reinvestment of
  distributions.........          699            172             --        479,211       220,899         574,449
 Shares redeemed........      (38,929)            --    (15,347,021)   (16,172,916)  (75,164,891)    (22,790,863)
                         ------------   ------------  -------------  -------------  ------------   -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      319,312        240,104       (475,995)    (2,364,175)    3,256,819         (55,444)
                         ------------   ------------  -------------  -------------  ------------   -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ 71,665,682   $159,753,348  $  21,370,077  $(163,997,560) $ 57,563,906   $ (57,507,421)
                         ============   ============  =============  =============  ============   =============
SHARE ACTIVITY
Institutional:
 Shares issued..........    8,366,765     16,269,657      8,181,208      9,832,586     6,464,155       7,713,913
 Shares issued in
  conversion............           --         94,052             --             --            --              --
 Reinvestment of
  distributions.........       30,188         14,463             --        639,280       230,723         757,883
 Shares redeemed........   (2,234,652)      (938,361)    (6,853,762)   (20,958,974)   (3,695,462)    (11,876,965)
                         ------------   ------------  -------------  -------------  ------------   -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    6,162,301     15,439,811      1,327,446    (10,487,108)    2,999,416      (3,405,169)
                         ------------   ------------  -------------  -------------  ------------   -------------
Investment:
 Shares issued..........       30,551         21,339        754,310        806,814     4,332,789       1,283,948
 Reinvestment of
  distributions.........           57             15             --         35,153        11,651          37,200
 Shares redeemed........       (3,408)            --       (770,404)      (996,153)   (4,140,126)     (1,316,231)
                         ------------   ------------  -------------  -------------  ------------   -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........       27,200         21,354        (16,094)      (154,186)      204,314           4,917
                         ------------   ------------  -------------  -------------  ------------   -------------
  Total net increase
   (decrease) from share
   transactions.........    6,189,501     15,461,165      1,311,352    (10,641,294)    3,203,730      (3,400,252)
                         ============   ============  =============  =============  ============   =============

-------
(a) For the period from October 19, 1999 (commencement of operations) to Decem-ber 31, 1999.

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                Income Fund             Intermediate Bond Fund         Short Term Bond Fund
                         ---------------------------  ----------------------------  ---------------------------
                          Six months                   Six months                    Six months
                             ended       Year ended       ended       Year ended        ended       Year ended
                         June 30, 2000  December 31,  June 30, 2000  December 31,   June 30, 2000  December 31,
                          (Unaudited)       1999       (Unaudited)       1999        (Unaudited)       1999
                         -------------  ------------  -------------  -------------  -------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 35,841,164   $131,273,521  $ 109,250,514  $ 231,579,566  $ 23,690,862   $ 86,481,060
 Reinvestment of
  distributions.........    2,680,076      4,471,773     14,078,520     26,576,542     2,915,602      5,027,496
 Shares redeemed........  (31,143,336)   (43,505,533)  (197,642,853)  (239,190,951)  (49,641,113)   (53,745,218)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........    7,377,904     92,239,761    (74,313,819)    18,965,157   (23,034,649)    37,763,338
                         ------------   ------------  -------------  -------------  ------------   ------------
Investment:
 Shares issued..........    1,197,591      4,937,662      1,411,296      4,714,196       213,559        607,835
 Reinvestment of
  distributions.........      303,743        630,110        324,453        612,835       115,075        262,804
 Shares redeemed........   (2,534,856)    (4,421,298)    (2,243,269)    (5,256,969)   (1,014,652)    (2,265,479)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........   (1,033,522)     1,146,474       (507,520)        70,062      (686,018)    (1,394,840)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $  6,344,382   $ 93,386,235  $ (74,821,339) $  19,035,219  $(23,720,667)  $ 36,368,498
                         ============   ============  =============  =============  ============   ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    3,858,778     13,490,256     11,686,482     23,876,600     2,506,496      8,983,559
 Reinvestment of
  distributions.........      289,650        463,507      1,511,326      2,754,272       309,127        523,910
 Shares redeemed........   (3,369,641)    (4,473,527)   (21,279,834)   (24,651,218)   (5,256,193)    (5,582,626)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........      778,787      9,480,236     (8,082,026)     1,979,654    (2,440,570)     3,924,843
                         ------------   ------------  -------------  -------------  ------------   ------------
Investment:
 Shares issued..........      128,895        509,039        150,231        486,011        22,596         63,180
 Reinvestment of
  distributions.........       32,873         65,182         34,757         63,357        12,211         27,376
 Shares redeemed........     (274,344)      (457,311)      (240,098)      (542,512)     (107,543)      (234,980)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........     (112,576)       116,910        (55,110)         6,856       (72,736)      (144,424)
                         ------------   ------------  -------------  -------------  ------------   ------------
  Total net increase
   (decrease) from share
   transactions.........      666,211      9,597,146     (8,137,136)     1,986,510    (2,513,306)     3,780,419
                         ============   ============  =============  =============  ============   ============

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)
[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                 Tax-Free                  Intermediate             Michigan Municipal
                                Income Fund                Tax-Free Fund                 Bond Fund
                         --------------------------  --------------------------  --------------------------
                          Six months                  Six months                  Six months
                            ended                       ended                       ended
                           June 30,     Year ended     June 30,     Year ended     June 30,     Year ended
                             2000      December 31,      2000      December 31,      2000      December 31,
                         (Unaudited)       1999      (Unaudited)       1999      (Unaudited)       1999
                         ------------  ------------  ------------  ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 28,404,510  $ 27,730,254  $ 24,711,362  $ 52,130,072  $ 12,040,018  $ 27,945,889
 Shares issued in
  merger................           --            --            --    31,650,596            --            --
 Reinvestment of
  distributions.........      134,334       200,624       223,337       377,994        71,050       102,580
 Shares redeemed........  (13,896,211)  (24,585,537)  (53,326,892)  (61,229,574)  (22,813,421)  (39,680,824)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   14,642,633     3,345,341   (28,392,193)   22,929,088   (10,702,353)  (11,632,355)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........      367,881       849,540       601,936     1,775,624       152,416     1,356,718
 Shares issued in
  merger................           --            --            --       394,701            --            --
 Reinvestment of
  distributions.........       34,241        68,056        54,078       113,979        50,776       133,694
 Shares redeemed........     (361,950)   (1,155,189)   (1,704,741)   (2,353,281)   (1,043,059)   (2,892,055)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........       40,172      (237,593)   (1,048,727)      (68,977)     (839,867)   (1,401,643)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ 14,682,805  $  3,107,748  $(29,440,920) $ 22,860,111  $(11,542,220) $(13,033,998)
                         ============  ============  ============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    2,850,420     2,666,079     2,418,932     4,957,817     1,215,030     2,761,659
 Shares issued in
  merger................           --            --            --     2,959,418            --            --
 Reinvestment of
  distributions.........       13,424        19,427        21,900        36,136         7,185        10,176
 Shares redeemed........   (1,385,901)   (2,351,884)   (5,234,435)   (5,815,118)   (2,306,749)   (3,924,536)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    1,477,943       333,622    (2,793,603)    2,138,253    (1,084,534)   (1,152,701)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........       36,594        80,858        58,718       167,735        15,387       132,963
 Shares issued in
  merger................           --            --            --        36,871            --            --
 Reinvestment of
  distributions.........        3,414         6,542         5,302        10,867         5,143        13,229
 Shares redeemed........      (35,948)     (111,534)     (167,178)     (223,752)     (105,348)     (284,472)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........        4,060       (24,134)     (103,158)       (8,279)      (84,818)     (138,280)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........    1,482,003       309,488    (2,896,761)    2,129,974    (1,169,352)   (1,290,981)
                         ============  ============  ============  ============  ============  ============

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                  (continued)

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                                                 Government                Michigan Municipal
                               Money Market Fund              Money Market Fund             Money Market Fund
                         ------------------------------  ----------------------------  ----------------------------
                          Six months                      Six months                    Six months
                             ended        Year ended         ended       Year ended        ended       Year ended
                         June 30, 2000   December 31,    June 30, 2000  December 31,   June 30, 2000  December 31,
                          (Unaudited)        1999         (Unaudited)       1999        (Unaudited)       1999
                         -------------   ------------    -------------  ------------   -------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 878,816,739  $ 1,493,337,247  $ 308,816,686  $ 709,775,713  $ 156,248,695  $ 377,994,496
 Reinvestment of
  distributions.........     2,243,395        3,427,735      3,652,436      5,906,319        156,768        346,566
 Shares redeemed........  (854,213,175)  (1,535,393,344)  (260,915,641)  (667,203,871)  (178,886,135)  (408,993,597)
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........    26,846,959      (38,628,362)    51,553,481     48,478,161    (22,480,672)   (30,652,535)
                         -------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........     5,483,811       10,434,345         45,085        110,027      2,821,811      3,998,909
 Reinvestment of
  distributions.........        48,851           98,327          2,033          4,745         10,029         18,439
 Shares redeemed........    (6,164,705)     (12,119,975)       (63,537)       (87,821)    (3,308,011)    (3,705,348)
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (632,043)      (1,587,303)       (16,419)        26,951       (476,171)       312,000
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $  26,214,916  $   (40,215,665) $  51,537,062  $  48,505,112  $ (22,956,843) $ (30,340,535)
                         =============  ===============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........   878,816,739    1,493,337,247    308,816,686    709,775,713    156,248,695    377,994,496
 Reinvestment of
  distributions.........     2,243,395        3,427,735      3,652,436      5,906,319        156,768        346,566
 Shares redeemed........  (854,213,175)  (1,535,393,344)  (260,915,641)  (667,203,871)  (178,886,135)  (408,993,597)
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    26,846,959      (38,628,362)    51,553,481     48,478,161    (22,480,672)   (30,652,535)
                         -------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........     5,483,811       10,434,345         45,085        110,027      2,821,811      3,998,909
 Reinvestment of
  distributions.........        48,880           98,327          2,033          4,745         10,029         18,439
 Shares redeemed........    (6,164,706)     (12,119,975)       (63,537)       (87,821)    (3,308,011)    (3,705,348)
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........      (632,015)      (1,587,303)       (16,419)        26,951       (476,171)       312,000
                         -------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........    26,214,944      (40,215,665)    51,537,062     48,505,112    (22,956,843)   (30,340,535)
                         =============  ===============  =============  =============  =============  =============

                                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
[LOGO OF KENT FUNDS]              (continued)


5. Purchases and Sales of Securities

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2000, were as follows:

Fund                                                   Purchases      Sales
----                                                   ---------      -----
Growth and Income Fund............................... $ 54,491,206 $ 94,776,857
Index Equity Fund....................................   78,553,850   45,627,810
Large Company Growth Fund............................   63,943,949    2,116,099
Small Company Growth Fund............................  203,600,530  170,303,616
International Growth Fund............................   90,273,614   30,077,614
Income Fund..........................................  231,409,262  242,631,644
Intermediate Bond Fund...............................  636,706,463  727,639,898
Short Term Bond Fund.................................   65,434,955   89,788,207
Tax-Free Income Fund.................................   92,101,795   77,438,280
Intermediate Tax-Free Fund...........................   63,807,399   97,049,746
Michigan Municipal Bond Fund.........................   13,614,653   27,277,799

6.  Risks Associated with Foreign Securities and Currencies

 The Growth and Income Fund, the Large Company Growth Fund and the Interna-tional Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

 The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of secu-rities of comparable U.S. issuers.

7. Concentration of Credit Risk

 The Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to eco-nomic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

 The Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentra-tions by industry sector at June 30, 2000 (as a percentage of total invest-ments):

                                                       Michigan     Michigan
                              Tax-Free   Intermediate  Municipal Municipal Money
                             Income Fund Tax-Free Fund Bond Fund   Market Fund
                             ----------- ------------- --------- ---------------
Airport.....................    8.57%        6.07%       2.34%           0%
Development.................   25.45%       16.86%      23.24%       78.17%
Education...................    5.25%        3.18%       8.25%        1.99%
Facilities..................    1.70%        4.00%       3.46%        5.22%
General Obligation..........   14.59%       17.25%       8.04%        1.03%
Higher Education............    1.75%        4.36%       8.58%        0.37%
Medical.....................    2.62%        2.93%      16.23%        6.69%
Multi-family Housing........       --           --          --        1.10%
Mutual Funds................    0.51%        0.09%       0.60%        0.64%
Nursing Homes...............    1.34%        0.34%       0.60%           --
Pollution...................    2.43%        2.53%       2.30%           --
Power.......................    4.41%        4.92%       0.79%           --
School District.............   16.27%       12.87%      14.47%           --
Single-family Housing.......    2.45%        0.33%          --        2.57%
Student Loan................       --        1.38%       2.56%           --
Transportation..............    6.33%        9.89%       3.17%        1.68%
Utilities...................    1.52%        4.44%       1.08%           --
Water.......................    4.80%        8.55%       4.28%        0.55%
                               ------       ------      ------       ------
                                 100%         100%        100%         100%
                               ======       ======      ======       ======

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

                                     Income (Loss) from Investment
                                              Operations
                                    -------------------------------                          Less Dividends and Distributions from
                                                  Net Realized and                           -------------------------------------
                                                  Unrealized Gains                                       Net Realized
                                                     (Losses) on                                           Gains on
                                                    Investments,                                         Investments,
                          Net Asset               Futures Contracts Total Income              In Excess    Futures    In Excess
                           Value,        Net         and Foreign    (Loss) from     Net         of Net    Contracts    of Net
                          Beginning  Investment       Currency       Investment  Investment   Investment and Foreign  Realized
                          of Period Income/(Loss)   Translations     Operations    Income       Income     Currency     Gains
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended        1995     $10.50       0.33             3.28           3.61       (0.33)          --       (0.53)         --
Year ended        1996     $13.25       0.30             2.16           2.46       (0.30)          --       (1.51)         --
Year ended        1997     $13.90       0.25             3.04           3.29       (0.25)          --       (1.39)         --
Year ended        1998     $15.55       0.13             4.03           4.16       (0.13)       (0.01)      (1.54)         --
Year ended        1999     $18.03       0.12             3.20           3.32       (0.12)          --       (0.81)         --
Six months ended
(Unaudited)       2000     $20.42       0.04            (0.41)         (0.37)      (0.04)          --       (0.87)         --
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended        1995     $10.68       0.26             3.44           3.70       (0.25)          --       (1.57)         --
Year ended        1996     $12.56       0.26             2.47           2.73       (0.26)          --       (0.28)      (0.04)
Year ended        1997     $14.71       0.25             4.50           4.75       (0.25)          --       (0.05)      (0.02)
Year ended        1998     $19.14       0.24             5.14           5.38       (0.24)          --       (0.04)         --
Year ended        1999     $24.24       0.24             4.68           4.92       (0.24)          --       (0.61)         --
Six months ended
(Unaudited)       2000     $28.31       0.11            (0.27)         (0.16)      (0.11)          --       (0.26)         --
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended      1999(2)  $10.00       0.01             1.88           1.89       (0.01)          --       (0.01)         --
Six months ended
(Unaudited)       2000     $11.87       0.02             0.02           0.04       (0.01)          --       (0.02)         --
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended        1995     $11.99       0.10             2.64           2.74       (0.10)          --       (0.81)         --
Year ended        1996     $13.82       0.12             2.55           2.67       (0.12)          --       (0.72)         --
Year ended        1997     $15.65       0.04             4.19           4.23       (0.04)       (0.02)      (1.43)         --
Year ended        1998     $18.39       0.03            (1.08)         (1.05)      (0.03)          --       (1.85)         --
Year ended        1999     $15.46       0.02             4.16           4.18       (0.02)          --       (0.32)      (0.01)
Six months ended
(Unaudited)       2000     $19.29        (--)***         1.31           1.31          --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended        1995     $13.06       0.13             1.54           1.67       (0.13)       (0.11)      (0.31)         --
Year ended        1996     $14.18       0.13             0.70           0.83       (0.10)       (0.02)      (0.13)      (0.01)
Year ended        1997     $14.75       0.11             0.26           0.37       (0.09)       (0.06)      (0.07)      (0.01)
Year ended        1998     $14.89       0.14             2.48           2.62       (0.07)       (0.12)      (1.41)         --
Year ended        1999     $15.91       0.11             4.20           4.31       (0.12)          --       (0.65)         --
Six months ended
(Unaudited)       2000     $19.45       0.07            (1.10)         (1.03)      (0.05)          --       (0.27)         --
------------------------------------------------------------------------------------------------------------------------------------
                     Less
                   Dividends
                      and
                 Distributions
                     from                                                       Ratios/Supplemental Data
                 -------------                                  --------------------------------------------------------------
                                                                                          Ratio of
                                                                                            Net
                     Total        Net    Net Asset              Net Assets,  Ratio of    Investment     Ratio of
                   Dividends   Change in  Value,                  End of     Expenses    Income to      Expenses     Portfolio
                      and      Net Asset  End of   Total          Period    to Average    Average      to Average    Turnover
                 Distributions   Value    Period   Return         (000's)   Net Assets   Net Assets    Net Assets*   Rate (1)
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended           (0.86)       2.75    $13.25   34.91%        $401,371      0.94%        2.73%           **           58%
Year ended           (1.81)       0.65    $13.90   19.47%        $500,857      0.95%        2.18%         0.95%          39%
Year ended           (1.64)       1.65    $15.55   24.14%        $697,973      0.92%        1.61%         0.93%          88%
Year ended           (1.68)       2.48    $18.03   28.07%        $827,828      0.93%        0.77%         0.94%          20%
Year ended           (0.93)       2.39    $20.42   18.79%        $822,414      0.92%        0.62%         0.93%           9%
Six months ended
(Unaudited)          (0.91)      (1.28)   $19.14   (1.97%)/\/\   $745,458      0.91%/\      0.39%/\       0.92%/\         7%
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended           (1.82)       1.88    $12.56   36.23%        $183,877      0.56%        2.14%         0.56%           3%
Year ended           (0.58)       2.15    $14.71   22.18%        $243,438      0.49%        1.91%         0.59%           2%
Year ended           (0.32)       4.43    $19.14   32.55%        $590,241      0.43%        1.44%         0.54%           1%
Year ended           (0.28)       5.10    $24.24   28.26%        $771,147      0.42%        1.10%         0.55%          12%
Year ended           (0.85)       4.07    $28.31   20.55%        $875,780      0.42%        0.92%         0.54%           9%
Six months ended
(Unaudited)          (0.37)      (0.53)   $27.78   (0.59%)/\/\   $897,000      0.41%/\      0.81%/\       0.53%/\         5%
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended         (0.02)       1.87    $11.87   18.91%/\/\    $183,259      0.97%/\      0.39%/\       0.98%/\        --
Six months ended
(Unaudited)          (0.03)       0.01    $11.88    0.39%/\/\    $256,710      0.94%/\      0.32%/\       0.95%/\         1%
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended           (0.91)       1.83    $13.82   23.75%        $450,072      0.97%        0.83%           **           30%
Year ended           (0.84)       1.83    $15.65   19.56%        $544,081      0.96%        0.78%         0.96%          16%
Year ended           (1.49)       2.74    $18.39   27.94%        $719,998      0.93%        0.24%         0.94%          32%
Year ended           (1.88)      (2.93)   $15.46   (6.15%)       $760,335      0.94%        0.18%         0.95%          41%
Year ended           (0.35)       3.83    $19.29   27.98%        $746,428      0.94%        0.14%         0.95%          19%
Six months ended
(Unaudited)             --        1.31    $20.60    6.79%/\/\    $824,448      0.92%/\     (0.03%)/\      0.93%/\        22%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended           (0.55)       1.12    $14.18   13.00%        $286,545      1.17%        1.35%           **            6%
Year ended           (0.26)       0.57    $14.75    5.87%        $387,799      1.09%        0.97%         1.09%          13%
Year ended           (0.23)       0.14    $14.89    2.54%        $492,598      1.05%        0.80%         1.06%           3%
Year ended           (1.60)       1.02    $15.91   17.92%        $528,500      1.05%        0.87%         1.06%          22%
Year ended           (0.77)       3.54    $19.45   28.30%        $579,650      1.02%        0.72%         1.03%           8%
Six months ended
(Unaudited)          (0.32)      (1.35)   $18.10   (5.38%)/\/\   $593,882      1.00%/\      0.84%/\       1.01%/\         5%
------------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **   During the period, there were no waivers and/or reimbursements.
 ***  Net investment loss per share was less than $0.005.
 /\   Annualized.
 /\/\ Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS
 INVESTMENT SHARES

--------------------------------------------------------------------------------

                                     Income (Loss) from Investment
                                              Operations                                     Less Dividends and Distributions from
                                    -------------------------------                          -------------------------------------
                                                  Net Realized and                                       Net Realized
                                                  Unrealized Gains                                         Gains on
                                                     (Losses) on                                         Investments,
                                                    Investments,                                           Futures
                          Net Asset               Futures Contracts Total Income              In Excess   Contracts   In Excess
                           Value,        Net         and Foreign    (Loss) from     Net         of Net   and Foreign   of Net
                          Beginning  Investment       Currency       Investment  Investment   Investment   Currency   Realized
                          of Period Income/(Loss)   Translations     Operations    Income       Income   Translations   Gains
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
Year ended        1995     $10.46        0.30            3.26           3.56       (0.30)          --       (0.53)         --
Year ended        1996     $13.19        0.26            2.15           2.41       (0.26)       (0.02)      (1.51)         --
Year ended        1997     $13.81        0.21            3.02           3.23       (0.21)          --       (1.39)         --
Year ended        1998     $15.44        0.08            4.00           4.08       (0.08)       (0.02)      (1.54)         --
Year ended        1999     $17.88        0.07            3.18           3.25       (0.07)          --       (0.81)         --
Six months ended
(Unaudited)       2000     $20.25        0.02           (0.40)         (0.38)      (0.02)          --       (0.87)         --
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
Year ended        1995     $10.70        0.23            3.44           3.67       (0.23)          --       (1.57)         --
Year ended        1996     $12.57        0.22            2.48           2.70       (0.22)       (0.01)      (0.32)         --
Year ended        1997     $14.72        0.20            4.51           4.71       (0.20)       (0.01)      (0.06)      (0.01)
Year ended        1998     $19.15        0.18            5.14           5.32       (0.18)          --       (0.04)         --
Year ended        1999     $24.25        0.18            4.68           4.68       (0.18)          --       (0.61)         --
Six months ended
(Unaudited)       2000     $28.32        0.08           (0.28)         (0.20)      (0.07)          --       (0.26)         --
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: N/A
Period ended      1999(3)  $10.00          --            1.88           1.88       (0.01)          --       (0.01)         --
Six months ended
(Unaudited)       2000     $11.86          --            0.04           0.04          --           --       (0.02)         --
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
Year ended        1995     $11.98        0.07            2.64           2.71       (0.07)          --       (0.81)         --
Year ended        1996     $13.81        0.07            2.54           2.61       (0.08)       (0.01)      (0.72)         --
Year ended        1997     $15.61          --            4.19           4.19          --        (0.04)      (1.43)         --
Year ended        1998     $18.33       (0.01)          (1.08)         (1.09)         --           --       (1.85)         --
Year ended        1999     $15.39       (0.02)           4.15           4.13          --           --       (0.32)      (0.01)
Six months ended
(Unaudited)       2000     $19.19       (0.03)           1.31           1.28          --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
Year ended        1995     $13.00        0.14            1.50           1.64       (0.09)       (0.11)      (0.31)         --
Year ended        1996     $14.13        0.12            0.66           0.78       (0.08)          --       (0.14)         --
Year ended        1997     $14.69        0.08            0.25           0.33       (0.06)       (0.09)      (0.07)      (0.01)
Year ended        1998     $14.79        0.10            2.46           2.56          --        (0.19)      (1.41)         --
Year ended        1999     $15.75        0.08            4.14           4.22       (0.12)          --       (0.65)         --
Six months ended
(Unaudited)       2000     $19.20        0.06           (1.10)         (1.04)      (0.01)          --       (0.27)         --
------------------------------------------------------------------------------------------------------------------------------------
                      Less
                    Dividends
                       and
                  Distributions
                      From                                                         Ratios/Supplemental Data
                  -------------                                   ---------------------------------------------------------------
                                                                                            Ratio of
                                                                                              Net
                      Total        Net    Net Asset               Net Assets,  Ratio of    Investment     Ratio of
                    Dividends   Change in  Value,                   End of     Expenses    Income to      Expenses     Portfolio
                       and      Net Asset  End of     Total         Period    to Average    Average      to Average    Turnover
                  Distributions   Value    Period   Return(1)       (000's)   Net Assets   Net Assets    Net Assets*   Rate (1)
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
Ticker Symbol: KN
Year ended            (0.83)       2.73    $13.19     34.61%        $11,079      1.18%        2.48%           **           58%
Year ended            (1.79)       0.62    $13.81     19.14%        $15,063      1.09%        1.77%         1.09%          39%
Year ended            (1.60)       1.63    $15.44     23.89%        $35,343      1.17%        1.31%         1.18%          88%
Year ended            (1.64)       2.44    $17.88     27.68%        $50,458      1.18%        0.50%         1.19%          20%
Year ended            (0.88)       2.37    $20.25     18.53%        $58,336      1.18%        0.36%         1.19%           9%
Six months ended
(Unaudited)           (0.89)      (1.27)   $18.98     (2.07%)/\/\   $54,415      1.16%/\      0.14%/\       1.17%/\         7%
------------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KN
Year ended            (1.80)       1.87    $12.57     35.81%        $ 6,612      0.80%        1.86%         0.81%           3%
Year ended            (0.55)       2.15    $14.72     21.92%        $ 9,925      0.74%        1.67%         0.84%           2%
Year ended            (0.28)       4.43    $19.15     32.24%        $27,922      0.68%        1.20%         0.79%           1%
Year ended            (0.22)       5.10    $24.25     27.93%        $38,205      0.67%        0.85%         0.80%          12%
Year ended            (0.79)       4.07    $28.32     20.24%        $47,836      0.67%        0.67%         0.79%           9%
Six months ended
(Unaudited)           (0.33)      (0.51)   $27.79     (0.71%)/\/\   $43,821      0.66%/\      0.56%/\       0.78%/\         5%
------------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GRO
Ticker Symbol: N/
Period ended          (0.02)       1.86    $11.86     18.87%/\/\    $   253      1.23%/\      0.00%/\       1.24%/\        --
Six months ended
(Unaudited)           (0.02)       0.02    $11.88      0.28%/\/\    $   577      1.18%/\      0.07%/\       1.19%/\         1%
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GRO
Ticker Symbol: KN
Year ended            (0.88)       1.83    $13.81     23.47%        $10,955      1.20%        0.59%           **           30%
Year ended            (0.81)       1.80    $15.61     19.16%        $14,436      1.21%        0.53%         1.21%          16%
Year ended            (1.47)       2.72    $18.33     27.71%        $22,784      1.18%       (0.01%)        1.19%          32%
Year ended            (1.85)      (2.94)   $15.39     (6.40%)       $23,455      1.19%       (0.07%)        1.20%          41%
Year ended            (0.33)       3.80    $19.19     27.73%        $26,282      1.19%       (0.11%)        1.20%          19%
Six months ended
(Unaudited)              --        1.28    $20.47      6.67%/\/\    $27,704      1.17%/\     (0.29%)/\      1.18%/\        22%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GRO
Ticker Symbol: KN
Year ended            (0.51)       1.13    $14.13     12.86%        $ 7,548      1.40%        1.11%           **            6%
Year ended            (0.22)       0.56    $14.69      5.57%        $ 8,799      1.34%        0.74%         1.34%          13%
Year ended            (0.23)       0.10    $14.79      2.25%        $ 9,780      1.30%        0.53%         1.31%           3%
Year ended            (1.60)       0.96    $15.75     17.60%        $12,390      1.30%        0.59%         1.31%          22%
Year ended            (0.77)       3.45    $19.20     27.95%        $15,197      1.27%        0.47%         1.28%           8%
Six months ended
(Unaudited)           (0.28)      (1.32)   $17.88     (5.48%)/\/\   $17,806      1.25%/\      0.59%/\       1.26%/\         5%
------------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **   During the period, there were no waivers and/or reimbursements.
 /\   Annualized.
 /\/\ Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shraes issued.
 (3) The Investment Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                      Income (Loss) from
                                    Investment Operations                      Less Dividends and Distributions from
                                    ----------------------            --------------------------------------------------------
                                                   Net
                                                Realized     Total
                                                   and       Income                                        In
                          Net Asset            Unrealized    (Loss)              In Excess      Net      Excess
                           Value,      Net        Gains       from       Net       of Net    Realized    of Net      Total
                          Beginning Investment (Losses) on Investment Investment Investment  Gains on   Realized Dividends and
                          of Period   Income   Investments Operations   Income     Income   Investments  Gains   Distributions
 -----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Period ended      1995(2)  $10.00      0.55        0.92       1.47      (0.54)        --       (0.09)       --       (0.63)
Year ended        1996     $10.84      0.66       (0.56)      0.10      (0.65)     (0.10)      (0.03)       --       (0.78)
Year ended        1997     $10.16      0.68        0.34       1.02      (0.68)        --       (0.20)       --       (0.88)
Year ended        1998     $10.30      0.65        0.27       0.92      (0.65)        --       (0.24)       --       (0.89)
Year ended        1999     $10.33      0.60       (1.05)     (0.45)     (0.60)        --          --     (0.01)      (0.61)
Six months ended
(Unaudited)       2000     $ 9.27      0.30        0.03       0.33      (0.30)        --          --        --       (0.30)
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended        1995     $ 9.29      0.65        0.81       1.46      (0.63)        --          --        --       (0.63)
Year ended        1996     $10.12      0.60       (0.32)      0.28      (0.61)     (0.03)         --        --       (0.64)
Year ended        1997     $ 9.76      0.59        0.14       0.73      (0.59)        --          --        --       (0.59)
Year ended        1998     $ 9.90      0.58        0.16       0.74      (0.58)        --          --        --       (0.58)
Year ended        1999     $10.06      0.56       (0.68)     (0.12)     (0.57)        --          --        --       (0.57)
Six months ended
(Unaudited)       2000     $ 9.37      0.30       (0.02)      0.28      (0.29)        --          --        --       (0.29)
 -----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended        1995     $ 9.52      0.55        0.43       0.98      (0.54)        --          --        --       (0.54)
Year ended        1996     $ 9.96      0.61       (0.21)      0.40      (0.61)        --          --        --       (0.61)
Year ended        1997     $ 9.75      0.61          --       0.61      (0.61)        --          --        --       (0.61)
Year ended        1998     $ 9.75      0.56        0.02       0.58      (0.56)        --          --        --       (0.56)
Year ended        1999     $ 9.77      0.53       (0.29)      0.24      (0.53)        --          --        --       (0.53)
Six months ended
(Unaudited)       2000     $ 9.48      0.29       (0.03)      0.26      (0.28)        --          --        --       (0.28)
 -----------------------------------------------------------------------------------------------------------------------------
                                                      Ratios/Supplemental Data
                                           -----------------------------------------------
                                                    Ratio of  Ratio of  Ratio of
                   Net     Net                 Net    Expenses    Net     Expenses
                  Change  Asset              Assets,     to    Investment    to
                  in Net  Value,              End of  Average  Income to  Average  Portfolio
                  Asset   End of Total        Period    Net     Average     Net    Turnover
                  Value   Period Return      (000's)   Assets  Net Assets Assets*  Rate (1)
 -----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Period ended       0.84   $10.84 15.05%/\/\  $126,056   0.91%/\   6.65%/\     **       50%/\/\
Year ended        (0.68)  $10.16  1.19%      $240,060   0.83%     6.57%     0.83%     102%
Year ended         0.14   $10.30 10.55%      $229,778   0.82%     6.65%     0.83%      84%
Year ended         0.03   $10.33  9.29%      $231,017   0.83%     6.25%     0.84%     108%
Year ended        (1.06)  $ 9.27 (4.41%)     $295,017   0.83%     6.25%     0.84%      90%
Six months ended
(Unaudited)        0.03   $ 9.30  3.64%/\/\  $303,439   0.82%/\   6.59%/\   0.83%/\    79%
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended         0.83   $10.12 16.18%      $854,801   0.77%     6.50%       **      166%
Year ended        (0.36)  $ 9.76  3.01%      $769,395   0.77%     6.18%     0.78%     135%
Year ended         0.14   $ 9.90  7.80%      $762,740   0.75%     6.03%     0.76%     114%
Year ended         0.16   $10.06  7.65%      $885,580   0.76%     5.77%     0.77%     106%
Year ended        (0.69)  $ 9.37 (1.22%)     $843,520   0.77%     5.83%     0.78%      84%
Six months ended
(Unaudited)       (0.01)  $ 9.36  3.09%/\/\  $766,935   0.76%/\   6.36%/\   0.77%/\    81%
 -----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended         0.44   $ 9.96 10.53%      $310,680   0.77%     5.60%       **       75%
Year ended        (0.21)  $ 9.75  4.22%      $235,430   0.70%     6.17%     0.70%      32%
Year ended           --   $ 9.75  6.42%      $139,739   0.72%     6.04%     0.73%      89%
Year ended         0.02   $ 9.77  6.14%      $139,229   0.76%     5.74%     0.77%      72%
Year ended        (0.29)  $ 9.48  2.50%      $172,204   0.75%     5.56%     0.76%      60%
Six months ended
(Unaudited)       (0.02)  $ 9.46  2.81%/\/\  $148,874   0.73%/\   5.99%/\   0.74%/\    42%
 -----------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
 /\ Annualized.
 /\/\Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Income Fund commenced operations on March 20, 1995.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                      Income (Loss) from
                                    Investment Operations                      Less Dividends and Distributions from
                                    ----------------------            --------------------------------------------------------
                                                   Net
                                                Realized     Total
                                                   and       Income                                        In
                          Net Asset            Unrealized    (Loss)              In Excess      Net      Excess
                           Value,      Net        Gains       from       Net       of Net    Realized    of Net      Total
                          Beginning Investment (Losses) on Investment Investment Investment  Gains on   Realized Dividends and
                          of Period   Income   Investments Operations   Income     Income   Investments  Gains   Distributions
 -----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Period ended      1995(3)  $10.00      0.52        0.91       1.43      (0.52)        --       (0.09)       --       (0.61)
Year ended        1996     $10.82      0.66       (0.56)      0.10      (0.64)     (0.09)      (0.03)       --       (0.76)
Year ended        1997     $10.16      0.63        0.35       0.98      (0.65)        --       (0.20)       --       (0.85)
Year ended        1998     $10.29      0.62        0.28       0.90      (0.60)     (0.03)      (0.24)       --       (0.87)
Year ended        1999     $10.32      0.58       (1.06)     (0.48)     (0.58)        --          --     (0.01)      (0.59)
Six months ended
(Unaudited)       2000     $ 9.25      0.30        0.03       0.33      (0.29)        --          --        --       (0.29)
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended        1995     $ 9.32      0.61        0.82       1.43      (0.61)        --          --        --       (0.61)
Year ended        1996     $10.14      0.58       (0.32)      0.26      (0.57)     (0.05)         --        --       (0.62)
Year ended        1997     $ 9.78      0.57        0.15       0.72      (0.57)        --          --        --       (0.57)
Year ended        1998     $ 9.93      0.54        0.16       0.70      (0.55)        --          --        --       (0.55)
Year ended        1999     $10.08      0.54       (0.68)     (0.14)     (0.54)        --          --        --       (0.54)
Six months ended
(Unaudited)       2000     $ 9.40      0.28       (0.01)      0.27      (0.28)        --          --        --       (0.28)
 -----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended        1995     $ 9.52      0.52        0.44       0.96      (0.53)        --          --        --       (0.53)
Year ended        1996     $ 9.95      0.59       (0.20)      0.39      (0.54)     (0.06)         --        --       (0.60)
Year ended        1997     $ 9.74      0.57        0.02       0.59      (0.59)        --          --        --       (0.59)
Year ended        1998     $ 9.74      0.55        0.02       0.57      (0.52)     (0.03)         --        --       (0.55)
Year ended        1999     $ 9.76      0.52       (0.30)      0.22      (0.51)        --          --        --       (0.51)
Six months ended
(Unaudited)       2000     $ 9.47      0.27       (0.01)      0.26      (0.27)        --          --        --       (0.27)
 -----------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                                               ----------------------------------------------
                                                       Ratio of  Ratio of  Ratio of
                   Net     Net                   Net   Expenses    Net     Expenses
                  Change  Asset                Assets,    to    Investment    to
                  in Net  Value,               End of  Average  Income to  Average  Portfolio
                  Asset   End of   Total       Period    Net     Average     Net    Turnover
                  Value   Period Return (1)    (000's)  Assets  Net Assets Assets*  Rate (2)
 -----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Period ended       0.82   $10.82   14.63%/\/\  $ 1,961   1.14%/\   6.40%/\     **       50%/\/\
Year ended        (0.66)  $10.16    1.16%      $ 2,722   1.08%     6.31%     1.08%     102%
Year ended         0.13   $10.29   10.19%      $ 5,611   1.07%     6.38%     1.08%      84%
Year ended         0.03   $10.32    9.04%      $10,629   1.08%     5.97%     1.09%     108%
Year ended        (1.07)  $ 9.25   (4.76%)     $10,614   1.08%     5.99%     1.09%      90%
Six months ended
(Unaudited)        0.04   $ 9.29    3.63%/\/\  $ 9,610   1.07%/\   6.34%/\   1.08%/\    79%
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended         0.82   $10.14   15.76%      $ 6,862   1.01%     6.24%       **      166%
Year ended        (0.36)  $ 9.78    2.76%      $ 7,327   1.02%     5.92%     1.03%     135%
Year ended         0.15   $ 9.93    7.62%      $ 6,972   1.00%     5.79%     1.01%     114%
Year ended         0.15   $10.08    7.26%      $12,313   1.01%     5.51%     1.02%     106%
Year ended        (0.68)  $ 9.40   (1.36%)     $11,537   1.02%     5.58%     1.03%      84%
Six months ended
(Unaudited)       (0.01)  $ 9.39    2.95%/\/\  $11,008   1.01%/\   6.11%/\   1.02%/\    81%
 -----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended         0.43   $ 9.95   10.30%      $ 1,634   0.91%     5.40%       **       75%
Year ended        (0.21)  $ 9.74    4.06%      $ 1,667   0.85%     6.02%     0.96%      32%
Year ended           --   $ 9.74    6.26%      $ 7,433   0.88%     5.75%     0.99%      89%
Year ended         0.02   $ 9.76    6.00%      $ 6,126   0.91%     5.60%     1.02%      72%
Year ended        (0.29)  $ 9.47    2.35%      $ 4,573   0.90%     5.40%     1.01%      60%
Six months ended
(Unaudited)       (0.01)  $ 9.46    2.84%/\/\  $ 3,879   0.88%/\   5.84%/\    0.99%/\   42%
 -----------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
 /\ Annualized.
 /\/\ Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Income Fund commenced operations on March 22, 1995.

 FINANCIAL HIGHLIGHTS

 TAX-FREE BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                      Income (Loss) from
                                    Investment Operations                      Less Dividends and Distributions from
                                    ----------------------            --------------------------------------------------------
                                                   Net
                                                Realized
                                                   and
                                               Unrealized    Total                              Net
                                                  Gains      Income                          Realized      In
                          Net Asset            (Losses) on   (Loss)              In Excess   Gains on    Excess
                           Value,      Net     Investments    from       Net       of Net   Investments  of Net      Total
                          Beginning Investment and Futures Investment Investment Investment and Futures Realized Dividends and
                          of Period   Income    Contracts  Operations   Income     Income    Contracts   Gains   Distributions
 -----------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Period ended      1995(2)  $10.00      0.36        0.49       0.85      (0.36)        --          --        --       (0.36)
Year ended        1996     $10.49      0.46       (0.06)      0.40      (0.46)        --       (0.16)       --       (0.62)
Year ended        1997     $10.27      0.45        0.41       0.86      (0.45)        --       (0.03)       --       (0.48)
Year ended        1998     $10.65      0.44        0.15       0.59      (0.44)        --       (0.05)       --       (0.49)
Year ended        1999     $10.75      0.45       (0.79)     (0.34)     (0.45)        --          --     (0.01)      (0.46)
Six months ended
(Unaudited)       2000     $ 9.95      0.23        0.22       0.45      (0.23)        --          --        --       (0.23)
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended        1995     $ 9.74      0.45        0.79       1.24      (0.45)     (0.01)         --        --       (0.46)
Year ended        1996     $10.52      0.44       (0.08)      0.36      (0.46)        **          --        --       (0.46)
Year ended        1997     $10.42      0.45        0.26       0.71      (0.45)        --          --        --       (0.45)
Year ended        1998     $10.68      0.45        0.11       0.56      (0.45)        --       (0.03)       --       (0.48)
Year ended        1999     $10.76      0.44       (0.55)     (0.11)     (0.44)        --          --     (0.01)      (0.45)
Six months ended
(Unaudited)       2000     $10.20      0.23        0.11       0.34      (0.23)        --          --        --       (0.23)
 -----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended        1995     $ 9.72      0.39        0.39       0.78      (0.37)     (0.01)         --        --       (0.38)
Year ended        1996     $10.12      0.39       (0.04)      0.35      (0.39)        --          --        --       (0.39)
Year ended        1997     $10.08      0.41        0.13       0.54      (0.41)        --          --        --       (0.41)
Year ended        1998     $10.21      0.40        0.08       0.48      (0.41)        --       (0.01)       --       (0.42)
Year ended        1999     $10.27      0.41       (0.34)      0.07      (0.41)        --          --        --       (0.41)
Six months ended
(Unaudited)       2000     $ 9.93      0.21        0.01       0.22      (0.21)        --          --        --       (0.21)
 -----------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                                             -----------------------------------------------
                                                      Ratio of  Ratio of  Ratio of
                   Net     Net                 Net    Expenses    Net     Expenses
                  Change  Asset              Assets,     to    Investment    to
                  in Net  Value,              End of  Average  Income to  Average  Portfolio
                  Asset   End of Total        Period    Net     Average     Net    Turnover
                  Value   Period Return      (000's)   Assets  Net Assets Assets*  Rate (1)
 -----------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Period ended       0.49   $10.49  8.64%/\/\  $121,855   0.73%/\   4.44%/\   0.91%/\    10%/\/\
Year ended        (0.22)  $10.27  3.92%      $109,948   0.82%     4.38%     0.82%      40%
Year ended         0.38   $10.65  8.59%      $116,652   0.79%     4.32%     0.80%      16%
Year ended         0.10   $10.75  5.71%      $128,232   0.81%     4.16%     0.82%      53%
Year ended        (0.80)  $ 9.95 (3.26%)     $122,052   0.82%     4.32%     0.83%     109%
Six months ended
(Unaudited)        0.22   $10.17  4.59%/\/\  $139,757   0.79%/\   4.70%/\   0.80%/\    63%
 -----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended         0.78   $10.52 12.90%      $283,733   0.72%     4.39%     0.72%       6%
Year ended        (0.10)  $10.42  3.41%      $285,674   0.73%     4.34%     0.73%      35%
Year ended         0.26   $10.68  7.07%      $275,641   0.72%     4.31%     0.73%      23%
Year ended         0.08   $10.76  5.37%      $296,484   0.73%     4.22%     0.74%      40%
Year ended        (0.56)  $10.20 (1.01%)     $302,948   0.73%     4.22%     0.74%      63%
Six months ended
(Unaudited)        0.11   $10.31  3.37%/\/\  $277,318   0.72%/\   4.51%/\   0.73%/\    22%
 -----------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended         0.40   $10.12  8.20%      $185,466   0.69%     3.81%     0.70%      42%
Year ended        (0.04)  $10.08  3.51%      $152,623   0.70%     3.83%     0.70%      24%
Year ended         0.13   $10.21  5.52%      $111,735   0.69%     4.04%     0.70%      13%
Year ended         0.06   $10.27  4.75%      $117,957   0.69%     3.97%     0.70%      51%
Year ended        (0.34)  $ 9.93  0.67%      $102,608   0.71%     3.98%     0.72%      14%
Six months ended
(Unaudited)        0.01   $ 9.94  2.23%/\/\  $ 91,914   0.68%/\   4.21%/\   0.69%/\    14%
 -----------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Amount is less than $0.005.
 /\ Annualized.
 /\/\ Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Tax-Free Income Fund commenced operations on March 20, 1995.

 FINANCIAL HIGHLIGHTS

 TAX-FREE BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                        Income (Loss) from
                                       Investment Operations                            Less Dividends and  Distributions from
                                    ---------------------------                         --------------------------------------------
                                               Net Realized and   Total
                                                  Unrealized      Income                             Net Realized
                          Net Asset             Gains (Losses)    (Loss)                In Excess      Gains on     In Excess
                           Value,      Net      on Investments     from       Net         of Net     Investments     of Net
                          Beginning Investment   and Futures    Investment Investment   Investment   and Futures    Realized
                          of Period   Income      Contracts     Operations   Income       Income      Contracts       Gains
 -----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
Period ended      1995(3)  $10.00      0.31          0.51          0.82      (0.30)           --           --           --
Year ended        1996     $10.52      0.41         (0.05)         0.36      (0.43)           --        (0.12)       (0.04)
Year ended        1997     $10.29      0.42          0.42          0.84      (0.42)        (0.01)       (0.03)          --
Year ended        1998     $10.67      0.42          0.15          0.57      (0.42)           --        (0.05)          --
Year ended        1999     $10.77      0.42         (0.78)        (0.36)     (0.42)           --           --        (0.01)
Six months ended
(Unaudited)       2000     $ 9.98      0.22          0.22          0.44      (0.22)           --           --           --
 ---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended        1995     $ 9.74      0.42          0.79          1.21      (0.42)        (0.01)          --           --
Year ended        1996     $10.52      0.42         (0.09)         0.33      (0.41)        (0.02)          --           --
Year ended        1997     $10.42      0.43          0.26          0.69      (0.43)           --           --           --
Year ended        1998     $10.68      0.42          0.11          0.53      (0.42)           --        (0.03)          --
Year ended        1999     $10.76      0.43         (0.56)        (0.13)     (0.42)           --           --        (0.01)
Six months ended
(Unaudited)       2000     $10.20      0.22          0.11          0.33      (0.22)           --           --           --
 ---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
Year ended        1995     $ 9.72      0.37          0.40          0.77      (0.37)        (0.01)          --           --
Year ended        1996     $10.11      0.38         (0.05)         0.33      (0.35)        (0.02)          --           --
Year ended        1997     $10.07      0.39          0.14          0.53      (0.40)           --           --           --
Year ended        1998     $10.20      0.39          0.07          0.46      (0.39)           --        (0.01)          --
Year ended        1999     $10.26      0.39         (0.34)         0.05      (0.39)           --           --           --
Six months ended
(Unaudited)       2000     $ 9.92      0.20          0.01          0.21      (0.20)           --           --           --
 ---------------------------------------------------------------------------------------------------------------------------------
                  Less Dividends and
                  Distributions from                                                           Ratios/Supplemental Data
                  ------------------                                 -------------------------------------------------------
                                                                                                    Ratio of
                                                                                                      Net
                                         Net      Net Asset              Net Assets,    Ratio of   Investment   Ratio of
                         Total        Change in    Value,                  End of       Expenses   Income to    Expenses   Portfolio
                     Dividends and    Net Asset    End of      Total       Period      to Average   Average    to Average  Turnover
                     Distributions      Value      Period    Return (1)    (000's)     Net Assets  Net Assets  Net Assets* Rate (2)
 ---------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
Period ended           (0.30)            0.52      $10.52      8.34%/\/\   $  529        0.95%/\     4.25%/\     1.17%/\     10%/\/\
Year ended             (0.59)           (0.23)     $10.29      3.53%       $  936        1.07%       4.14%       1.07%       40%
Year ended             (0.46)            0.38      $10.67      8.32%       $1,712        1.04%       4.05%       1.05%       16%
Year ended             (0.47)            0.10      $10.77      5.43%       $1,938        1.06%       3.91%       1.07%       53%
Year ended             (0.43)           (0.79)     $ 9.98     (3.40%)      $1,554        1.07%       4.05%       1.08%      109%
Six months ended
(Unaudited)            (0.22)            0.22      $10.20      4.45%/\/\   $1,629        1.04%/\     4.45%/\     1.05%/\     63%
 ---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended             (0.43)            0.78      $10.52     12.66%       $3,807        0.97%       4.13%       0.97%        6%
Year ended             (0.43)           (0.10)     $10.42      3.17%       $3,368        0.98%       4.09%       0.98%       35%
Year ended             (0.43)            0.26      $10.68      6.80%       $3,534        0.97%       4.06%       0.98%       23%
Year ended             (0.45)            0.08      $10.76      5.09%       $4,038        0.98%       3.97%       0.99%       40%
Year ended             (0.43)           (0.56)     $10.20     (1.27%)      $3,745        0.98%       3.97%       0.99%       63%
Six months ended
(Unaudited)            (0.22)            0.11      $10.31      3.24%/\/\   $2,721        0.97%/\     4.26%/\     0.98%/\     22%
 ---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
Year ended             (0.38)            0.39      $10.11      8.01%       $1,900        0.83%       3.68%       0.85%       42%
Year ended             (0.37)           (0.04)     $10.07      3.36%       $2,422        0.85%       3.68%       0.95%       24%
Year ended             (0.40)            0.13      $10.20      5.38%       $4,413        0.84%       3.88%       0.95%       13%
Year ended             (0.40)            0.06      $10.26      4.60%       $5,946        0.84%       3.82%       0.95%       51%
Year ended             (0.39)           (0.34)     $ 9.92      0.51%       $4,378        0.86%       3.83%       0.97%       14%
Six months ended
(Unaudited)            (0.20)            0.01      $ 9.93      2.16%/\/\   $3,539        0.83%/\     4.06%/\     0.94%/\      14%
 ---------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\   Annualized.
 /\/\ Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Tax-Free Income Fund commenced operations on March 31, 1995.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                      Income
                                    (Loss) from
                                    Investment     Less
                          Net Asset Operations: Dividends     Net    Net Asset
                           Value,       Net      from Net  Change in  Value,
                          Beginning Investment  Investment Net Asset  End of   Total
                          of Period   Income      Income     Value    Period   Return
 --------------------------------------------------------------------------------------
MONEY MARKET FUND
Ticker Symbol: KIMXX
Year ended        1995     $1.000      0.050      (0.050)      --     $1.000    5.58%
Year ended        1996     $1.000      0.050      (0.050)      --     $1.000    5.06%
Year ended        1997     $1.000      0.051      (0.051)      --     $1.000    5.23%
Year ended        1998     $1.000      0.050      (0.050)      --     $1.000    5.13%
Year ended        1999     $1.000      0.047      (0.047)      --     $1.000    4.80%
Six months ended
(Unaudited)       2000     $1.000      0.028      (0.028)      --     $1.000    2.82%/\/\
 --------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
Ticker Symbol: KGIXX
Period ended      1997(1)  $1.000      0.031      (0.031)      --     $1.000    3.10%/\/\
Year ended        1998     $1.000      0.051      (0.051)      --     $1.000    5.17%
Year ended        1999     $1.000      0.047      (0.047)      --     $1.000    4.81%
Six months ended
(Unaudited)       2000     $1.000      0.028      (0.028)      --     $1.000    2.81%/\/\
 --------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
Ticker Symbol: KMIXX
Year ended        1995     $1.000      0.030      (0.030)      --     $1.000    3.50%
Year ended        1996     $1.000      0.030      (0.030)      --     $1.000    3.11%
Year ended        1997     $1.000      0.033      (0.033)      --     $1.000    3.31%
Year ended        1998     $1.000      0.030      (0.030)      --     $1.000    3.06%
Year ended        1999     $1.000      0.028      (0.028)      --     $1.000    2.86%
Six months ended
(Unaudited)       2000     $1.000      0.017      (0.017)      --     $1.000    1.76%/\/\
 --------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
                  ---------------------------------------------
                                          Ratio of
                                            Net
                  Net Assets,  Ratio of  Investment  Ratio of
                    End of     Expenses  Income to   Expenses
                    Period    to Average  Average   to Average
                    (000's)   Net Assets Net Assets Net Assets*
 --------------------------------------------------------------------------------------
MONEY MARKET FUND
Ticker Symbol: KIMXX
Year ended         $424,815      0.55%      5.45%      0.63%
Year ended         $483,919      0.52%      4.95%      0.62%
Year ended         $474,378      0.52%      5.11%      0.62%
Year ended         $693,399      0.55%      5.00%      0.64%
Year ended         $654,771      0.54%      4.70%      0.63%
Six months ended
(Unaudited)        $681,618      0.54%/\    5.61%/\    0.63%/\
 --------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
Ticker Symbol: KGIXX
Period ended       $ 94,624      0.35%/\    5.23%/\    0.69%/\
Year ended         $166,922      0.38%      5.03%      0.69%
Year ended         $215,401      0.37%      4.73%      0.65%
Six months ended
(Unaudited)        $266,954      0.38%/\    5.61%/\    0.63%/\
 --------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
Ticker Symbol: KMIXX
Year ended         $145,215      0.56%      3.45%      0.65%
Year ended         $155,424      0.54%      3.06%      0.64%
Year ended         $211,682      0.52%      3.27%      0.63%
Year ended         $323,272      0.54%      3.00%      0.64%
Year ended         $292,619      0.53%      2.82%      0.63%
Six months ended
(Unaudited)        $270,138      0.52%/\    3.51%/\    0.62%/\
 --------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\ Annualized.
 /\/\ Not Annualized.
 (1) The Institutional Class of the Government Money Market Fund commenced operations on June 2, 1997.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                    Income from
                                    Investment     Less
                          Net Asset Operations: Dividends     Net    Net Asset            Net Assets,
                           Value,       Net      from Net  Change in  Value,                End of
                          Beginning Investment  Investment Net Asset  End of   Total        Period
                          of Period   Income      Income     Value    Period   Return       (000's)
 --------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Ticker Symbol: N/A
Year ended        1995     $1.000      0.050      (0.050)      --     $1.000    5.56%       $1,227
Year ended        1996     $1.000      0.050      (0.050)      --     $1.000    5.06%       $  804
Year ended        1997     $1.000      0.051      (0.051)      --     $1.000    5.23%       $1,179
Year ended        1998     $1.000      0.050      (0.050)      --     $1.000    5.13%       $3,728
Year ended        1999     $1.000      0.047      (0.047)      --     $1.000    4.80%       $2,141
Six months ended
(Unaudited)       2000     $1.000      0.030      (0.030)      --     $1.000    2.82%/\/\   $1,509
 --------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
Ticker Symbol: N/A
Period ended      1997(1)  $1.000      0.030      (0.030)      --     $1.000    3.06%/\/\   $    2
Year ended        1998     $1.000      0.051      (0.051)      --     $1.000    5.17%       $   93
Year ended        1999     $1.000      0.047      (0.047)      --     $1.000    4.81%       $  120
Six months ended
(Unaudited)       2000     $1.000      0.030      (0.030)      --     $1.000    2.81%/\/\   $  104
 --------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
Ticker Symbol: N/A
Year ended        1995     $1.000      0.030      (0.030)      --     $1.000    3.48%       $1,603
Year ended        1996     $1.000      0.030      (0.030)      --     $1.000    3.11%       $  782
Year ended        1997     $1.000      0.033      (0.033)      --     $1.000    3.31%       $  289
Year ended        1998     $1.000      0.030      (0.030)      --     $1.000    3.06%       $  346
Year ended        1999     $1.000      0.028      (0.028)      --     $1.000    2.86%       $  658
Six months ended
(Unaudited)       2000     $1.000      0.020      (0.020)      --     $1.000    1.76%/\/\   $  182
 --------------------------------------------------------------------------------------------------
                      Ratios/Supplemental Data
                  ---------------------------------
                              Ratio of
                                Net
                   Ratio of  Investment  Ratio of
                   Expenses  Income to   Expenses
                  to Average  Average   to Average
                  Net Assets Net Assets Net Assets*
 --------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Ticker Symbol: N/A
Year ended           0.55%      5.41%      0.62%
Year ended           0.52%      4.94%      0.62%
Year ended           0.52%      5.11%      0.62%
Year ended           0.55%      5.00%      0.64%
Year ended           0.55%      4.71%      0.63%
Six months ended
(Unaudited)          0.54%/\    5.58%/\    0.63%/\
 --------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
Ticker Symbol: N/A
Period ended         0.43%/\    5.17%/\    0.77%/\
Year ended           0.38%      4.92%      0.69%
Year ended           0.37%      4.71%      0.65%
Six months ended
(Unaudited)          0.38%/\    5.58%/\    0.63%/\
 --------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
Ticker Symbol: N/A
Year ended           0.54%      3.48%      0.62%
Year ended           0.54%      3.06%      0.64%
Year ended           0.52%      3.22%      0.63%
Year ended           0.54%      3.02%      0.64%
Year ended           0.53%      2.82%      0.63%
Six months ended
(Unaudited)          0.52%/\    3.31%/\    0.62%/\
 --------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\ Annualized.
 /\/\ Not Annualized.
 (1) The Investment Class of the Government Money Market Fund commenced operations on June 2, 1997.

[LOGO OF KENT FUNDS]

KENT FUNDS

P.O. Box 182201
Columbus, Ohio  43218-2201





KKF-1391 (8/00)